UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Under §240.14a-12

EOS ENERGY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED JULY 29, 2024

Eos Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2024

To the Stockholders of Eos Energy Enterprises, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/EOSE2024SM on [•], 2024, at 9:00 a.m. Eastern Time for the following purposes:

1.      To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the issuance, in excess of 19.99% of the shares of common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding as of June 21, 2024 (the “Nasdaq Cap”), of additional shares of Common Stock issuable pursuant to that certain credit and guaranty agreement (the “Credit Agreement”) by and among the Company, certain of the Company’s subsidiaries as guarantors party thereto, CCM Denali Debt Holdings, LP, acting through Cerberus Capital Management II, L.P. (“Cerberus”), as administrative agent and collateral agent and the lenders party thereto from time to time, and that certain securities purchase agreement (the “Purchase Agreement,” together with the Credit Agreement, the “Agreements”), dated June 21, 2024 with CCM Denali Equity Holdings, LP, acting through Cerberus, including the securities issued thereunder, which include (i) shares of Common Stock issuable upon exercise of the warrant issued to CCM Denali Equity Holdings, LP by the Company on June 21, 2024 (the “Initial Warrant”) pursuant to the terms of the Agreements and the Initial Warrant or any future warrants (the “Future Warrants”) pursuant to the terms of the Agreements and such Future Warrants, (ii) shares of Common Stock issuable upon conversion of any shares of Series B-1 Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred Stock”) that may be issued in the future pursuant to the terms of the Agreements and the Series B-1 Preferred Stock Certificate of Designation, and (iii) shares of Common Stock issuable upon conversion of any subseries of Series B Preferred Stock of the Company (any subseries, collectively with the Series B-1 Preferred Stock, the “Series B Preferred Stock”) that may be issued in the future pursuant to the terms of the Agreements and any future certificates of designations (the “Issuance Cap Proposal”).

2.      To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Issuance Cap Proposal or the absence of a quorum (the “Adjournment Proposal”).

The Company will also transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Only stockholders who owned Common Stock of the Company at the close of business on [•], 2024 (the “Record Date”) can vote at this meeting or any adjournments that take place. The Company will begin mailing this Notice of Meeting and Proxy Statement to our stockholders of record as of the Record Date on or about [•], 2024.

The Board of Directors recommends that you vote:

Proposal 1:    FOR the Issuance Cap Proposal; and

Proposal 2:    FOR the Adjournment Proposal.

2024 Virtual Special Stockholder Meeting

The Board of Directors (the “Board”) has determined to hold the Special Meeting virtually in order to facilitate stockholder attendance and participation by stockholders from all locations at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOSE2024SM at the meeting date and time. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual Special Meeting login page for assistance. Technical assistance will be available through the conclusion of the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS

The Notice of Special Meeting of Stockholders to be held on [•], 2024 and the accompanying Proxy Statement is available, free of charge, at proxyvote.com.

Pursuant to the rules of the SEC, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Additionally, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that they can supply these materials to the beneficial owners of shares of our Common Stock, as of the Record Date.

By Order of the Board of Directors

/s/ Michael Willis Silberman
Michael Willis Silberman
General Counsel, Chief Compliance Officer and Corporate Secretary

[•], 2024

i

Eos Energy Enterprises, Inc.
3920 PARK AVENUE
EDISON, NEW JERSEY 08820

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2024

This proxy statement (the “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc., a Delaware corporation (referred to herein as the “Company,” “Eos,” “we,” “us” or “our”). The Board is soliciting your proxy to vote at our Special Meeting of Stockholders (the “Special Meeting”) to be held on [•], 2024 at 9:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/EOSE2024SM for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Copies of this Proxy Statement, along with the Notice and a proxy card, are being mailed to our stockholders of record as of the close of business on [•], [•], 2024, beginning on or about [•], [•], 2024.

•        This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.

•        The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. The Company and its directors, officers and advisory board members may also solicit proxies in person. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We have engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the Special Meeting. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on [•], [•], 2024. Pursuant to the rules of the Securities Exchange Commission (“SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Additionally, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that they can supply these materials to the beneficial owners of shares of our common stock, par value $0.0001 per share (the “Common Stock”) of the Company, as of the Record Date. The Proxy Statement is available, free of charge, at proxyvote.com.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our path to profitability and strategic outlook, the Delayed Draw Term Loan (as defined below), milestones thereunder and the anticipated use of proceeds therefrom, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the Delayed Draw Term Loan; our ability to raise financing in the future, including the Revolving Facility from Cerberus (as both terms are defined below); our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to the Company pursuant to the Inflation Reduction Act, uncertainties around our ability to meet the applicable conditions precedent and secure final approval of a loan, in a timely manner or at all from the Department of Energy, Loan Programs Office, or the timing of funding and the final size of any loan that is approved; the possibility of a government shutdown while we work to meet the applicable conditions precedent and finalize loan documents with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.

For other important factors that could cause actual results to differ materially from the forward-looking statements in this Proxy Statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and as updated by the Company’s Quarterly Reports on Form 10-Q, each of which is available on the Company’s website at www.eose.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Proxy Statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

PROPOSAL NO. 1: APPROVAL, IN ACCORDANCE WITH NASDAQ
MARKETPLACE RULE 5635(D), OF THE ISSUANCE CAP PROPOSAL

General

In this proposal, we are asking stockholders to approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the issuance in excess of 19.99% of the shares of Common Stock issued and outstanding as of June 21, 2024 (the “Nasdaq Cap”) of (i) additional shares of Common Stock, of the Company issuable pursuant to that certain Credit Agreement (as defined below) and that certain Purchase Agreement (as defined below), including pursuant to the securities issued thereunder.

Summary of the Financing

On June 21, 2024 the Company entered into (i) a credit and guaranty agreement, a copy of which is attached as Appendix A hereto (the “Credit Agreement”) by and among the Company, the guarantors party thereto, the lenders party thereto and CCM Denali Debt Holdings, LP, as administrative agent and collateral agent, acting through Cerberus Capital Management II, L.P. (“Cerberus”) and (ii) a securities purchase agreement, a copy of which is attached as Appendix B hereto (the “Purchase Agreement,” together with the Credit Agreement, the “Agreements”) with CCM Denali Equity Holdings, LP (“CCM Denali Equity”), acting through Cerberus. Pursuant to the Credit Agreement, the lenders have agreed to provide the Company with a $210.5 million secured multi-draw facility (the “Delayed Draw Term Loan”) that is to be made in four installments (the first installment of $75 million was funded on June 21, 2024, and the remaining amount is to be funded upon three additional draws), and a $105 million revolving credit facility, to be made available at the lenders’ sole discretion and only if the Delayed Draw Term Loan is fully funded (the “Revolving Facility” and together with the Delayed Draw Term Loan, the “Facilities”), on terms and subject to conditions set forth in the Credit Agreement (the transactions contemplated by the Agreements and the Facilities, the “Financing”). The Company’s obligations under the Credit Agreement and the Facilities are guaranteed by subsidiaries of the Company and secured by a first-priority lien on all assets of the Company and its subsidiaries. The Company’s ability to make additional borrowings under the Delayed Draw Term Loan is subject to certain closing and drawing conditions, with each of the subsequent three future draws permitted to occur during specified availability periods set forth in the Credit Agreement and subject to the achievement of certain milestones (as described further below). Upon each future draw under the Delayed Draw Term Loan, if Stockholder Approval (as defined below) is obtained, the Company will issue Warrants (as defined below) and/or Series B Preferred Stock (as defined below) in amounts representing predetermined, fully diluted, percentages (an “Applicable Percentage”) of Common Stock. Upon any failure to achieve a milestone, in addition to not being able to receive a draw on the Delayed Draw Term Loan unless waived by the lenders, the Applicable Percentage will be subject to up to a 4.0% increase for all milestone events as to each of the four milestone measurement dates (and a maximum of 16.0% in the aggregate) (the “Equity Penalty”) which could result in the issuance of, (i) if prior to obtaining Stockholder Approval (as defined below), additional shares of a series of non-convertible preferred stock on substantially similar terms as the Series A-1 Preferred Stock (the “Series A Preferred Stock”) and (ii) if after obtaining Stockholder Approval, additional warrants (the “Future Warrants,” and collectively with the Initial Warrant, the “Warrants”) and/or shares of Series B Preferred Stock which will be substantially similar to the Series A Preferred Stock except that the Series B Preferred Stock will be convertible into Common Stock and will have preemptive rights to participate in certain future equity offerings by the Company (any subseries, collectively, the “Series B Preferred Stock,” and, collectively with the Series A Preferred Stock, the “Preferred Stock”), such allocation between the Warrants and the Preferred Stock to be made at Cerberus’s, as the purchaser, election. The Equity Penalty is subject to forfeiture if future milestones are achieved by the Company. At such time as the Delayed Draw Term Loan is fully drawn, the Company will have issued securities under the Purchase Agreement in an amount equal to the Applicable Percentage, up to an aggregate of a 33.0% ownership limitation on a fully-diluted basis, assuming the achievement of each milestone. Each holder of Series B Preferred Stock and Warrants will be prevented from converting or exercising Series B Preferred Stock and Warrants, respectively, if such conversion or exercise would result in such holder beneficially owning more than 49.9% of the issued and outstanding Common Stock of the Company (the “Beneficial Ownership Cap”).

Borrowings under the Credit Agreement bear interest at an annual rate equal to 15.0% per annum, subject to the following increases: (i) an additional 5.0% per annum upon the occurrence of an event of default under the Credit Agreement; and (ii) if the Company fails to obtain Stockholder Approval within 90 days following the signing of the Credit Agreement, commencing on the first day of each applicable period and continuing until the date on which the Company receives Stockholder Approval: (a) from September 20, 2024 to October 19, 2024, an additional 1.0% per annum (to a total annual rate would then equal 16.0% per annum); (b) from October 20, 2024 to November 18, 2024, an additional 1.0% increase (to a total annual rate equal to 17.0% per annum); (c) from November 19, 2024 to December 18, 2024, an additional 1.0% increase (to a total annual rate equal to 18.0% per annum); (d) from December 19, 2024 to January 17, 2025, an additional 1.0% increase (to a total annual rate equal to 19.0% per annum); and (e) from January 18, 2024 to the date the Company obtains Stockholder Approval, an additional 1.0% increase (to a total annual rate equal to 20% per annum).

The performance milestones include measures related to the Company’s automated line, materials cost, Z3 technology and backlog/cash conversion. Performance milestones related to the Company’s automated line, materials cost and Z3 technology have not yet been achieved but are in line with the Company’s internal business goals through April 30, 2025. The milestones related to backlog and cash conversion approximate the cash that would be expected to be received related to certain customer milestone payments at the lower end of the Company’s previously released revenue guidance for 2024 and potential 2025 revenue scenarios in its December 2023 strategic outlook as adjusted through April 30, 2025. In the event the Company fails to achieve any milestones on any predetermined draw date or the one additional milestone measurement date, the Company will not receive the specific draw unless waived by Cerberus and will be subject to the Equity Penalty represented by an up to 4.0% increase in the Applicable Percentage of Cerberus at each missed milestone measurement date.

Pursuant to the Purchase Agreement, the Company sold, pursuant to the terms and conditions set forth in the Credit Agreement, on June 21, 2024 (the “Initial Draw Date”), (i) 59 shares of non-voting, non-convertible Series A-1 Preferred Stock of the Company, having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Series A-1 Certificate of Designation, a copy of which is attached as Appendix D hereto (the “Series A-1 Certificate of Designation”) and (ii) a warrant to purchase 43,276,194 shares of Common Stock, a form of which is attached as Appendix C hereto (the “Initial Warrant”), representing a collective Applicable Percentage of 19.99%. In accordance with Nasdaq Interpretative Material 5635-2, shares of Common Stock issued upon exercise of the Initial Warrant, if any, will not be entitled to vote on the Issuance Cap Proposal.

Assuming the conditions for the Company to receive the next draw, pursuant to the Delayed Draw Term Loan, in connection with the August 31, 2024 milestone measurement date are satisfied, the Company anticipates receiving $30 million. In connection therewith, the Company plans issue shares of a new series of Series A Preferred Stock, with the number of shares of such series having an Applicable Percentage of 4.9%, which as of [•], 2024 would result in the issuance of [•] shares of such series of Series A Preferred Stock.

Pursuant to the terms of the Purchase Agreement, the Company is required to hold this Special Meeting within 90 days of the Initial Draw Date to approve the transactions contemplated by the Agreements, including the issuance of common stock of the Company in excess of the Nasdaq Cap, by the affirmative vote from the minimum number of shareholder required to approve the transactions contemplated by the Agreements (the “Stockholder Approval”). Following the Stockholder Approval, the Series A-1 Preferred Stock issued upon the Initial Draw will be convertible into a number of shares of Series B-1 Preferred Stock, par value $0.0001 per share (the “Series B-1 Preferred Stock”) equal to the number of shares of Common Stock represented by the liquidation value of the Series A-1 Preferred Stock. Each share of Series B-1 Preferred Stock will be convertible into 1.0 million shares of Common Stock, subject to the Beneficial Ownership Cap.

Warrants

The Initial Warrant has a ten-year term and a $0.01 per share exercise price. The Initial Warrant includes anti-dilution rights, subject to certain excluded issuances, in the event any shares of Common Stock, options, warrants, convertible securities or other equity or equity equivalent securities payable in Common Stock are issued at a price per share of less than the fair market value (as defined in the Initial Warrant) of a share of Common Stock on the issuance date of the Initial Warrant, subject to adjustment. Prior to Stockholder Approval, in lieu of receiving such anti-dilution protection, the liquidation value of the Series A-1 Preferred Stock will be proportionately increased to give effect to such anti-dilution protection. Until or unless the Company receives Stockholder Approval, the Company may not issue shares of Common Stock exceeding the Nasdaq Cap upon exercise of the Initial Warrant, and is required to issue Series A Preferred Stock upon a draw under the Delayed Draw Term Loan. If Stockholder Approval is obtained the Nasdaq Cap would no longer apply, and the exercise of the Initial Warrant would be subject to the Beneficial Ownership Cap.

The Initial Warrant is exercisable at the holder’s discretion for cash or on a cashless basis. The Initial Warrant is subject to automatic cashless exercise on the expiration date if the Fair Market Value (as defined in the Initial Warrant) of one share is greater than the exercise price then in effect. Upon an acceleration under the Credit Agreement, the Company will be required to purchase the Initial Warrant from the holder at an amount equal to the Closing Sale Price (as defined in the Initial Warrant) less the warrant price at the request of the holder. The terms of any Future Warrants issued pursuant to the terms of the Agreements will be substantially similar to those of the Initial Warrant issued on the Initial Draw Date, but for the number of Common Stock to which such Warrant is exercisable.

Series A-1 Preferred Stock

On June 21, 2024, the Company filed with the Secretary of State of the State of Delaware the Series A-1 Certificate of Designation. Under the terms of the Series A-1 Certificate of Designation, each share of Series A-1 Preferred Stock has an original issue price of $455,822.59 (the “A-1 Original Issue Price”) and a liquidation value, payable pari passu with the Common Stock, as if such shares were convertible into 541,357 shares, or an aggregate of 31,940,063 shares of Common Stock, subject to adjustment. The Series A-1 Preferred Stock is non-voting and non-convertible into Common Stock. Holders of the Series A-1 Preferred Stock are entitled to receive dividends or distributions on each share of Series A-1 Preferred Stock equal to dividends or distributions actually paid on each share of Common Stock, multiplied by the number of shares of Common Stock represented by the Series A-1 Preferred Stock Liquidation Value (as defined in the Series A-1 Certificate of Designation). The Series A-1 Preferred Stock will become convertible into shares of Series B-1 Preferred Stock when Stockholder Approval is obtained.

Under the terms of the Series A-1 Certificate of Designation, the Certificate of Designation for any additional shares of Series A Preferred Stock, a form of which is attached hereto as Appendix F (the “Series A Certificate of Designation”), the Series B-1 Certificate of Designation and the Certificate of Designation for any additional shares of Series B Preferred Stock, a form of which is attached hereto as Appendix E (the “Series B Certificate of Designation”), at all times when the holders of the Preferred Stock beneficially own at least 10.0% of the capital stock of the Company (subject to adjustment as indicated in the applicable Certificate of Designation), such holders of the Preferred Stock, exclusively and voting together as a separate class, will have the right to appoint one (1) director to the Board. At all times holders of the Preferred Stock beneficially own at least 15.0% of the capital stock of the Company (subject to adjustment as indicated in the applicable Certificate of Designation), such holders of the Preferred Stock, exclusively and voting together as a separate class, will have the right to appoint a second director to the Board. At all times holders of the Preferred Stock beneficially own at least 30.0% of the capital stock of the Company (subject to adjustment as indicated in the applicable Certificate of Designation), such holders of the Preferred Stock, exclusively and voting together as a separate class, will have the right to appoint a third director to the Board. At all times holders of the Preferred Stock beneficially own at least 40.0% of the capital stock of the Company (subject to adjustment as indicated in the applicable Certificate of Designation), such holders of the Preferred Stock, exclusively and voting together as a separate class, will have the right to nominate and designate a fourth director, who shall be designated by the Board or the nominating committee of the Board to a class of common directors and stand for election as a common director on the Board; provided that, the nominating committee of the Board determine that such appointment of the fourth director not result in a change of control under any Company governing documents or violate any applicable laws, including requirements of the SEC and Nasdaq. In the event that any such fourth director is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Preferred Stock will have the right to appoint and elect a replacement for such director, pursuant to the approval requirements set forth above. To the extent any of such directors qualify to serve on any committees of the Board, for each such committee for which at least one (1) director is qualified, such director will be invited to serve on such committee of the Board. So long as the holders of Preferred Stock have a right to appoint a director, the holders thereof will be entitled to appoint a non-voting observer to the Board. At all times when the holders of Preferred Stock have a right to appoint a director, the holders of Preferred Stock shall not vote any shares of Common Stock they receive upon the conversion of any Preferred Stock or the exercise of any Warrants in any appointment of directors.

At any time after June 21, 2029, the outstanding shares of Series A-1 Preferred Stock held by any holder become redeemable for cash at the redemption price. The redemption price will be an amount per share equal to the greater of (i) the A-1 Original Issue Price (as defined in the Series A-1 Certificate of Designation) plus all accrued and unpaid dividends thereon, up to and including the date of redemption and (ii) the number of shares of Common Stock represented by the Series A-1 Liquidation Value (as defined in the Series A-1 Certificate of Designation) multiplied by the average of the closing sale price of the Common Stock for the 5 business days immediately prior to the date of redemption plus all accrued and unpaid dividends thereon, up to and including the date of redemption. Subject to certain excluded issuances (as defined in the Series A-1 Certificate of Designation), the Series A-1 Preferred Stock is subject to anti-dilution protection in the number of shares of Common Stock represented by the liquidation preference. Additionally, the Series A-1 Preferred Stock provides that, to the extent the Initial Warrant so requires, the number of shares of Common Stock represented by the Series A-1 Liquidation Value will be increased as set forth in the Initial Warrant.

Until the later of (i) such time when the holders of Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Company and (ii) June 21, 2029, the Series A-1 Preferred Stock shall have certain other protective provisions including, among others, limiting the ability of the Company to perform any of the following without the affirmative vote or consent of the holders of the Preferred Stock: (a) liquidate, dissolve or wind-up the business and affairs of the Company or effect any event that requires a distribution to the Company’s stockholders in accordance to their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance; (b) amend, alter or repeal any provision of the certificate of formation or bylaws of the Company in a manner that adversely affects the special rights, powers and preferences of the Preferred Stock (or any series thereof); (c) create or issue or obligate itself to issue shares of, or reclassify, any capital stock other than excluded issuances (as defined in the Series A-1 Certificate of Designation); (d) increase or decrease the authorized number of shares of preferred stock, or create any additional class or series of capital stock of the Company (other than increases in the number of authorized shares of Common Stock); or (e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company other than (x) redemptions of or dividends or distributions on the Preferred Stock as expressly authorized therein or in the certificate of designation of any Preferred Stock, and (y) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock.

Reasons for the Financing and Seeking Stockholder Approval

Nasdaq Marketplace Rule 5635(d) requires us to obtain Stockholder Approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in connection with a transaction other than a public offering at a price less than the minimum price which either alone or together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance. On June 21, 2024, the initial closing date and date of execution of the Purchase Agreement and the Credit Agreement, the applicable “minimum price” was $0.844 per share. Stockholder Approval of this proposal will constitute Stockholder Approval for purposes of Nasdaq Marketplace Rule 5635(d). To the extent the Financing would be considered a transaction that would be covered under Nasdaq Marketplace Rule 5635(b), approval of this proposal would also constitute Stockholder Approval for purposes of Nasdaq Marketplace Rule 5635(b).

In June 2024, our Board unanimously determined that the terms of the Financing were in the best interests of the Company and its stockholders for the following reasons:

•        On August 31, 2023, the Department of Energy issued a Conditional Commitment in favor of the Company for a potential approximately $400 million loan to finance four automated manufacturing lines for the Company’s Z3 batteries. In mid-2023, anticipating the Conditional Commitment, the Company began exploring additional funding that it would need, including extending or refinancing its $100 million credit facility (the “Atlas Facility”) by and among the Company, ACP Post Oak Credit I LLC (“Atlas”), as administrative agent and collateral agent and the lenders party thereto.

•        After discussions with Atlas, the Company determined that its funding needs would have to include the refinancing of the Atlas Facility. Therefore, the Company began to pursue a range of debt and equity financing alternatives.

•        After reviewing the identified alternatives, the Company determined that the amount of capital available, even on an aggregate basis, was not sufficient to provide the funding necessary for the Company’s future operations through profitability. Therefore, the Company explored the availability of a large, secured financing. This led to the Company and Cerberus to begin discussions and resulted in Cerberus providing in early 2024 a preliminary, non-binding indication of interest regarding an up to $300 million first lien senior secured debt facility.

•        While the Company was in discussions with Cerberus, it also independently entered into an engagement letter with Wells Fargo Securities, LLC (“Wells Fargo”) in early 2024 to assist the Company in identifying third parties to provide loans or debt securities of approximately $275 million to finance ongoing working capital requirements, capital expenditures and other general corporate purposes. In connection therewith, 23 potential financing sources were approached, ten prospective financing sources executed non-disclosure agreements with the Company which provided them access to the virtual data room, including an investor presentation and financial model of the Company and two prospective financing sources had one-on-one management presentations with the Company; however, none of these prospective financing sources provided a term sheet.

•        After reviewing the available financing alternatives, and discussions with the Company’s senior management and strategic advisors, the Board believed the Financing was the only viable solution with the highest degree of certainty available to the Company and was in the best interests of the stockholders in order to secure the financing necessary to meet the Company’s immediate needs to remain in operation and projected needs through profitability.

•        An additional significant benefit of the Financing was that Cerberus facilitated a payoff of the Atlas Facility. The Atlas Facility had an aggregate principal amount outstanding at termination of $100.0. The Company refinanced it for $27 million.

•        Also a benefit of the Financing is the Company’s belief that it will benefit from Cerberus’ deep operational and technical knowledge which the Company believes will enable it to expand its manufacturing capacity, streamline its supply change and strengthen its market position. The Company has already entered into agreements with Cerberus’ affiliates relating to business and operational needs of the Company and IT related services.

•        The ability to access capital under the Delayed Draw Term Loan and partnership with Cerberus provides the Company with a source of capital sufficient to meet the Company’s currently projected needs, while maintaining a potential option to proceed with the Department of Energy’s Conditional Commitment if Cerberus and the Department of Energy reach agreement on certain terms. Rather than having to focus on satisfying its immediate equity needs as it has previously, the Company is now able to focus on performance and profitability, expanding its manufacturing capacity, streamlining its supply chain, and strengthening its market position. The Delayed Draw Term Loan is milestone-based for additional draws and penalties, and is anticipated to allow management to focus on meeting milestones and ultimately profitability. Although there can be no certainty that the Company will meet the performance milestones, at the time of approval of the Financing, the Company and the Board believed the performance milestones were achievable, in which case the additional funding tranches would be available and the Equity Penalty securities would not be issuable.

•        Cerberus will be prevented from converting or exercising Series B Preferred Stock and Warrants, respectively, if such conversion or exercise would result in Cerberus beneficially owning more than the Beneficial Ownership Cap.

•        Cerberus is subject to a lock-up restriction pursuant to which Cerberus shall not transfer any securities issued pursuant to the Purchase Agreement until June 21, 2025. Such lock-up restrictions are intended to protect investors against excessive selling pressure in the market.

After giving consideration to these and other factors, our Board approved the Financing, which our Board believes was the most promising strategic path available to us.

Pursuant to our obligations under the terms of the Financing, we are seeking Stockholder Approval under this proposal to approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the issuance in excess of 19.99% of the shares of Common Stock issued and outstanding as of June 21, 2024 of (i) additional shares of Common Stock of the Company issuable upon exercise of the Initial Warrant, (ii) shares of Common Stock issuable upon exercise of any Future Warrants issued pursuant to the terms of the Agreements, (iii) shares of Common Stock upon conversion of the shares of the Series B-1 Preferred Stock, pursuant to the terms of the Series B-1 Preferred Stock Certificate of Designation, and (iv) the issuance of Common Stock upon conversion of any subseries of Series B Preferred Stock of the Company that may be issued in the future pursuant to the terms of the Agreements.

Impact of Approval of the Issuance Cap Proposal

Following the Stockholder Approval, the Series A-1 Preferred Stock will be convertible into a number of shares of Series B Preferred Stock that are convertible into to the number of shares of Common Stock represented by the liquidation value of the Series A-1 Preferred Stock, the Warrant will no longer be subject to the Nasdaq Cap, and the exercise of the Initial Warrant would be subject to the Beneficial Ownership Cap. Each share of Series B-1 Preferred Stock will be convertible into shares of Common Stock, subject to the Beneficial Ownership Cap. Subsequent to the initial $75 million draw under the Delayed Draw Term Loan, and following Stockholder Approval, additional issuances of securities pursuant to the Agreements will be Warrants and/or shares of Series B Preferred Stock, at Cerberus’s option, instead of additional Shares of Series A Preferred Stock. The aggregate number of shares of Common Stock issuable pursuant to the Warrants and the Series B Preferred Stock will be subject to the Beneficial Ownership Cap, as of the applicable measurement date.

The Certificate of Designation for each subseries of Series B Preferred Stock will contain substantially similar terms to the Series A-1 Preferred Stock Certificate of Designation except that each share of Series B-1 Preferred Stock will be convertible into 1.0 million shares of Common Stock and will contain pre-emptive rights to participate in certain future offerings of equity securities by the Company.

Potential Consequences if the Issuance Cap Proposal is Not Approved

The failure of the Company’s stockholders to approve the Issuance Cap Proposal will prevent the Company from issuing securities in excess of the Nasdaq Cap under the Initial Warrant, any shares of Series B Preferred Stock, any Future Warrants or any shares underlying any Future Warrants. However, it would be possible for the Company to issue additional shares of Series A Preferred Stock to Cerberus.

In addition, borrowings under the Credit Agreement initially bear interest at an annual rate equal to 15.0% per annum. However, if the Company’s stockholders fail to approve this proposal within 90 days following the signing of the Credit Agreement, commencing on the first day of each applicable period and continuing until the date on which the Company receives Stockholder Approval, interest rate per annum will increase as follows: (a) from September 20, 2024 to October 19, 2024, an increase to an annual rate equal to 16.0% per annum; (b) from October 20, 2024 to November 18, 2024, an increase to an annual rate equal to 17.0% per annum; (c) from November 19, 2024 to December 18, 2024, an increase to an annual rate equal to 18.0% per annum; (d) from December 19, 2024 to January 17, 2025, an increase to an annual rate equal to 19.0% per annum; and (e) on January 18, 2024 to the date the Company obtains Stockholder Approval, an increase to an annual rate equal to 20% per annum. However, if Stockholder Approval is obtained after 90 days, the Company will be able to issue Series B Preferred Stock and Future Warrants pursuant to the Agreements, and the interest rate for borrowings under the Credit Agreement will return to an annual rate equal to 15.0% per annum.

In addition, if we do not obtain Stockholder Approval such that we are not permitted to issue Future Warrants or Series B Preferred Stock to Cerberus, should we need to raise additional capital, Cerberus may be less likely to invest additional sums in the Company other than those required by the Agreements, including not making available the Revolving Facility, and we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at acceptable prices. If we are unable to raise additional capital, then we may have difficulty entering into liquidity transactions, which would lead to a decrease in revenues and adversely affect our operations and business plans. Accordingly, our Board believes that providing the Company the flexibility to issue securities as described herein is advisable and in the best interests of the Company and our stockholders.

Effect on Current Stockholders

As of [•], 2024 there were [•] shares of Common Stock issued and outstanding and an aggregate of [•] shares of Common Stock issuable upon the conversion or exercise of outstanding convertible securities, including 43,276,194 shares of Common Stock underlying the Initial Warrant. Although the Initial Warrant contains anti-dilution protection, unless Stockholder Approval is obtained, the Initial Warrant is not exercisable for more than the Nasdaq Cap on the Initial Draw Date, and upon approval of the Issuance Cap Proposal, the Initial Warrant would no longer be subject to such limitation and would instead be subject to the Beneficial Ownership Cap.

Following the Initial Draw Date, on three separate predetermined draw dates, upon the achievement of the corresponding performance milestone for each such draw date and after obtaining Stockholder Approval, the Company will receive additional funds under the Credit Agreement and will issue securities under the Purchase Agreement in an amount equal to an aggregate Applicable Percentage of 33.0% at such time the Delayed Draw Term Loan is fully drawn. Upon subsequent draws under the Delayed Draw Term Loan and the achievement of the applicable milestones, if Stockholder Approval is obtained, the Company will issue Future Warrants and/or Series B Preferred Stock in accordance with the Agreements at Cerberus’s option. In the event the Company fails to achieve any milestones on any predetermined draw date or the one additional milestone measurement date, the Company will not receive the specific draw unless waived by Cerberus and will be subject to the Equity Penalty. Cerberus will be prevented from converting or exercising Series B Preferred Stock and Warrants, respectively, if such conversion or exercise would result in Cerberus beneficially owning more than the Beneficial Ownership Cap.

If Cerberus, as the purchaser, funds all draws under the Delayed Draw Term Loan and the Company meets each of the milestones under the Delayed Draw Term Loan, Cerberus will be entitled to receive Preferred Stock or Warrants aggregating to an Applicable Percentage of 33.0% or assuming the Company issues no other securities after [•], 2024, Preferred Stock and Warrants with respect to an aggregate of [•] shares of Common Stock. If Stockholder Approval is obtained such shares of Preferred Stock and Warrants would be convertible into or exercisable for shares of Common Stock, subject only to the Beneficial Ownership Cap.

If Cerberus funds all draws under the Delayed Draw Term Loan and the Company fails to meet all of the milestones under the Delayed Draw Term Loan, Cerberus would be entitled to receive Preferred Stock or Warrants aggregating to an Applicable Percentage of 49.0%, or assuming the Company issues no other securities after [•], 2024, Preferred Stock and Warrants with respect to an aggregate of [•] shares of Common Stock. If Stockholder Approval is obtained such shares of Preferred Stock and Warrants would be convertible into or exercisable for shares of Common Stock, subject only to the Beneficial Ownership Cap.

In addition, if the Company were to issue additional shares of Common Stock or securities convertible or exercisable into Common Stock or trigger anti-dilution protection under the Preferred Stock and Warrants, the Series B Preferred Stock and Warrants may become convertible or exercisable into additional shares of Common Stock up to the Beneficial Ownership Cap. The issuance, pursuant to the terms of the Warrants and the Series B Preferred Stock, of Common Stock will dilute the percentage ownership interest of all stockholders, could dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, and upon conversion or exercise would dilute the voting power of the Common Stock, which could cause the market price of our Common Stock to decrease. Depressed trading prices of our Common Stock could further impair our ability to raise sufficient capital to carry on our business.

Following the Stockholder Approval, the Series A-1 Preferred Stock will convert into a number of shares of Series B-1 Preferred Stock that are convertible into the number of shares of Common Stock represented by the liquidation value of the Series A-1 Preferred Stock. Each share of Series B-1 Preferred Stock will be convertible into 1.0 million shares of Common Stock, subject to the Beneficial Ownership Cap.

Any holder or “group” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of holders of Series B Preferred Stock and Warrants would be prevented from converting or exercising Series B Preferred Stock and Warrants if such conversion or exercise would result in such holder or group of holders beneficially owning more than the Beneficial Ownership Cap at any given time. Because such Beneficial Ownership Cap only applies as of a moment in time, if the holder or group of holders were to transfer shares of Common Stock, Series B Preferred Stock or Warrants to a third party, an aggregate number of shares of Common Stock of more than the Beneficial Ownership Cap as to any single holder, could be issuable under the Series B Preferred Stock and Warrants. Given that the Warrants and Series B Preferred Stock would be exercisable and convertible into Common Stock, as applicable, the voting power of the currently outstanding Common Stock could therefore be significantly diluted.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that certain of our directors, officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, in connection with the Financing, the Company appointed Gregory Nixon and Nicholas Robinson to serve on the Board. Mr. Nixon is the Head of Strategic Investments, Senior Managing Director and Senior Legal Counsel of Cerberus. Mr. Robinson is a Managing Director on the Supply Chain and Strategic Opportunities team of Cerberus. Cerberus, as the holder of Preferred Stock and Warrants, has an interest in the approval of this proposal as described elsewhere under the heading “Proposal No. 1: Approval, in Accordance with Nasdaq Marketplace Rule 5635(d) of the Issuance Cap Proposal.” As a result of their positions with Cerberus, Messrs. Nixon and Robinson may have interests in the Financing and Cerberus’ relationship with the Company that are different from, or in addition to, the interests of other of our stockholders of the Company. Additionally, the Company granted the following performance-based restricted stock units to certain of the Company’s executive officers, which restricted stock units vest, contingent upon continued employment by the applicable officer, 0% – 100% based upon the Company’s achievement of some or all of the milestone requirements described above under the heading “Proposal No. 1: Approval, in Accordance with Nasdaq Marketplace Rule 5635(d) of the Issuance Cap Proposal” which relate to the Company’s automated line, materials cost, Z3 technology and backlog/cash conversion. The restricted stock units accelerate and vest at target in the event of the executive officer’s death or disability and vest pro rata based on actual performance in the event of the executive officer’s termination without cause or their retirement.

Officer	Grant Date Fair Value
Joseph Mastrangelo	$950,000
Nathan Kroeker	$629,375
Michael Silberman	$415,625

Required Vote

Approval of the Issuance Cap Proposal requires the affirmative vote of a majority of the total votes cast on the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast on the Issuance Cap Proposal. All proposals presented at the Special Meeting are “non-routine” matters and, therefore, there will be no “broker non-votes.”

Any of the 43,276,194 shares of the Company’s Common Stock that may be actually issued upon exercise of the Initial Warrant through the close of business on [•], 2024 (the “Record Date”) are not entitled to vote on the Issuance Cap Proposal in accordance with Nasdaq Interpretative Material 5635-2.

THE BOARD RECOMMENDS A VOTE

FOR APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE CAP PROPOSAL

PROPOSAL NO. 2: APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Reasons for the Adjournment Proposal

The Board believes that (i) if the number of shares of the Company’s Common Stock voted is insufficient to approve the Issuance Cap Proposal or (ii) in the absence of a quorum, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Cap Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Cap Proposal. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal and/or convince our stockholders who have not voted their shares to vote them in favor of Proposal 1.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast on the Adjournment Proposal. All proposals presented at the Special Meeting are “non-routine” matters and, therefore, there will be no “broker non-votes.”

THE BOARD RECOMMENDS A VOTE

FOR APPROVAL OF THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our Common Stock as of [•], 2024 by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock;

•        each of our directors, nominees and named executive officers; and

•        all directors and executive officers as a group.

A person is a “beneficial owner” of a security if that person has or shares voting or investment power over the security or if that person has the right to acquire sole or shared voting or investment power over the security within 60 days. Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options, warrants and restricted stock units held by that person that are currently exercisable or exercisable within 60 days of [•], 2024.

Unless stated otherwise, the percentage of shares beneficially owned is computed on the basis of [•] shares of our Common Stock outstanding as of [•], 2024.

	Shares of Common Stock Beneficially Owned
Name of beneficial owner	Number of Securities Beneficially Owned	Percentage
5% Stockholder
CCM Denali Equity Holdings, LP(4)	43,276,194	[•]	%
High Trail Capital(5)	11,869,955	[•]	%
Directors and Executive Officers
Joe Mastrangelo(1)(2)	1,955,856	*
Nathan Kroeker(1)(2)	89,610	*
Melissa Berube(1)(2)	371,836	*
Michael Silberman(1)(2)	—	*
Russell Stidolph(2)(3)	3,909,246	[•]	%
Alex Dimitrief(1)(2)	444,994	*
Audrey Zibelman(1)(2)	350,385	*
Marian “Mimi” Walters(1)(2)	355,335	*
Claude Demby(1)(2)	325,515	*
Jeff Bornstein(1)(2)	470,866	*
Jeffrey McNeil(1)(2)	345,956	*
Nicholas Robinson	—	*
Gregory Nixon	—	*
All directors, director nominees and executive officers as a group (13 individuals)	8,247,763	[•]	%

____________

*        Less than 1%.

(1)      The business address of each of these entities or individuals is c/o 3920 Park Avenue Edison, New Jersey 08820.

(2)      Includes shares of Common Stock underlying restricted stock units.

(3)      Represents (i) 268,869 shares of Common Stock directly owned by Mr. Stidolph, (ii) 473,613 shares of Common Stock issuable upon exercise of vested options held by Mr. Stidolph, (iii) 32,328 restricted stock units and 120,633 options issuable upon exercise within 60 days of [•], 2024, (iv) 2,653,272 shares of Common Stock in which Mr. Stidolph has a pecuniary interest in that are held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LLC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy

Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II LLC, or Bridge II (collectively, the “AltEnergy Shares”) and (v) 360,531 shares of Common Stock issuable upon conversion of the outstanding 26.5% Convertible Senior PIK Notes due 2026 held by AE Convert, LLC. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph is a manager of AE Convert, LLC, and has voting and dispositive power with respect to the securities owned by AE Convert, LLC. The percentage of shares beneficially owned by Mr. Stidolph is computed on the basis of [•] shares of our common stock outstanding as of [•], 2024, 473,613 shares of Common Stock issuable upon exercise of vested options held by Mr. Stidolph, 32,328 restricted stock units and 120,633 options issuable upon exercise within 60 days of [•], 2024, the AltEnergy Shares and 360,531 shares of Common Stock issuable upon conversion of the outstanding 26.5% Convertible Senior PIK Notes due 2026 held by AE Convert, LLC. The address of Mr. Stidolph and each of the above referenced entities is 137 Rowayton Avenue, Rowayton, CT 06853.

(4)      Includes 43,276,194 shares of Common Stock of the Company issuable upon exercise of the Initial Warrant that is directly held by CCM Denali Equity. CCM Denali Equity Holdings GP, LLC (“CCM Denali Equity GP”) is the general partner of CCM Denali Equity. Cerberus Capital Management II, L.P. (“Cerberus Capital Management II”) is the sole member of CCM Denali Equity GP. Due to their relationships with CCM Denali Equity, each of CCM Denali Equity GP and Cerberus Capital Management II may be deemed to beneficially own the securities of the Company held directly by CCM Denali Equity. The address for each of CCM Denali Equity, CCM Denali Equity GP and Cerberus Capital Management II is 875 Third Avenue, 11th Floor, New York, NY 10022.

(5)      Represents 11,869,955 shares of Common Stock issuable upon conversion of outstanding warrants held by High Trail Capital and its affiliates. The percentage of shares beneficially owned by High Trail Capital and its affiliates is computed on the basis of [•] shares of our Common Stock outstanding as of [•], 2024 and 11,869,955 shares of Common Stock issuable upon conversion of warrants held by High Trail Capital and its affiliates as [•], 2024. This statement should not be construed as an admission that any of the foregoing persons or any reporting person is the beneficial owner of the shares listed herein. The address for this stockholder is 80 River Street, Suite 4C, Hoboken, NJ 07030.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Eos stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, you may (1) notify your broker or (2) direct your written request to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 312-445-2870 or email ir@eose.com. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written request to the address below, a separate copy of the Proxy Statement and Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.

If you have questions about the proposals or this Proxy Statement, would like additional copies of this Proxy Statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or collect at (203) 658-9400 (for banks and brokers, or by emailing EOSE.info@investor.sodali.com. You will not be charged for any of the documents that you request.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

All requests should be directed our Investor Relations department at 3920 Park Avenue, Edison, New Jersey 08820, 312-445-2870 or email ir@eose.com.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

On or about [•], 2024, we will begin mailing our proxy materials, including the Notice of Special Meeting, this Proxy Statement and the accompanying proxy card.

Who can vote at the Special Meeting?

The outstanding voting securities of Eos are shares of Common Stock. There were [•] shares of Common Stock outstanding as of [•], 2024, the Record Date. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. Furthermore, none of the 43,276,194 shares of the Company’s Common Stock that may be actually issued upon exercise of the Initial Warrant through the close of business on the Record Date are entitled to vote on the Issuance Cap Proposal in accordance with Nasdaq Interpretative Material 5635-2.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of [•], 2024 you may vote online during the virtual Special Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet, or by telephone. Whether or not you plan to attend online the virtual Special Meeting, we encourage you to vote by proxy ahead of the Special Meeting to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote. In such case, your previously submitted proxy will be disregarded.

•        To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares in accordance with the Proxy Card.

•        To vote by proxy over the internet before the Special Meeting, follow the instructions as directed on the enclosed proxy card.

•        To vote by telephone, you may vote by proxy by calling the toll-free number found on the enclosed proxy card.

•        To vote at the virtual Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting login page for assistance.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.

If you are a beneficial owner as described above, you should have received a Proxy Card and voting instructions with these proxy materials from the brokerage firm, bank, dealer or other similar organization that holds your shares, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. To vote online at the virtual Special Meeting, you must obtain a valid proxy from your broker, bank, dealer or other agent and follow the accompanying instructions included with these proxy materials.

We provide internet proxy voting to allow you to vote your shares online before the Special Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What am I voting on?

There are two matters scheduled for a vote:

•        Proposal 1:    To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the issuance in excess of the Nasdaq Cap of additional shares of Common Stock pursuant to the terms of the Agreements.

•        Proposal 2:    To approve the adjournment of the Special Meeting in order to solicit additional proxies (i) if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 described above or (ii) in the absence of a quorum.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•        “FOR” Proposal 1:    the Issuance Cap Proposal.

•        “FOR” Proposal 2:    the Adjournment Proposal.

What is the required vote to approve the proposal discussed in this Proxy Statement?

With respect to Issuance Cap Proposal and the Adjournment Proposal, the affirmative vote of the majority of votes cast is required for approval. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting. All proposals presented at the Special Meeting are “non-routine” matters and, therefore, there will be no “broker non-votes.”

What are “broker non-votes”?

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to instruct your broker to vote your shares. If you do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. All proposals presented at the Special Meeting are considered “non-routine” matters under applicable rules and, therefore, if you do not give instructions to your broker, there will be no “broker non-votes.”

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “FOR” the Issuance Cap Proposal and “FOR” the Adjournment Proposal. If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•        You may submit another properly completed proxy with a later date.

•        You may send a written notice that you are revoking your proxy to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 312-445-2870 or email ir@eose.com.

•        You may attend the virtual Special Meeting through online presence and vote online. Simply attending the Special Meeting will not, by itself, revoke your prior proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 1, 2025 to Eos Energy Enterprises Inc., c/o Elizabeth Higley, 3920 Park Avenue, Edison, New Jersey 08820, or email at ir@eose.com.

Pursuant to our Second Amended and Restated Bylaws (the “Bylaws”), in order for a stockholder to present a proposal at the annual meeting, other than 14a-8 proposals to be included in the Proxy Statement as described above, or to nominate a director, you must give timely notice thereof in writing to the Corporate Secretary at Eos Energy Enterprises Inc., 3920 Park Avenue, Edison, New Jersey 08820, which must be received between January 1, 2025 and January 31, 2025; provided that if the date of the 2025 annual meeting is more than 30 days before or more than 60 days after May 1, 2025, notice must be received no earlier than 120 days prior to such annual meeting and no later than the later of the 90th day prior to the annual meeting date or the 10th day following the day on which public announcement of the 2025 annual meeting date is first made by the Company. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements, including the timing and other requirements, under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders must also provide notice to our Corporate Secretary that sets forth all information required by Rule 14a-19 under the Exchange Act, and such notice must be received no later than March 2, 2025. A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with our Bylaws, including the obligation to provide timely notice as described above.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote are present online at the virtual Special Meeting or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Special Meeting. On the record date for the Special Meeting, there were [•] shares of Common Stock outstanding and entitled to vote. Thus, the holders of [•] shares must be present or represented by proxy at the Special Meeting to have a quorum.

If there is no quorum, either the chair of the Special Meeting or a majority in voting power of the stockholders entitled to vote at the Special Meeting, present online or represented by proxy, may adjourn the Special Meeting to another time or place. Abstentions will count toward the establishment of a quorum, but “broker non-votes” will not count toward the establishment of a quorum because no routine matters will be brought before the meeting.

How can I find out the results of the voting at the Special Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting.

Who can help answer my questions?

If you have questions about this Proxy Statement or if you need additional copies of the proxy materials, you should contact our Investor Relations department at 312-445-2870 or email ir@eose.com. To obtain timely delivery, our stockholders must request the materials on or before [•], 2024 to facilitate timely delivery.

Who will solicit and pay the cost of soliciting proxies?

Eos will pay the cost of soliciting proxies for the general meeting. Eos will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, mail, on the Internet or at the Special Meeting. They will not be paid any additional amounts for soliciting proxies. In addition, we have retained Sodali to act as a proxy solicitor in conjunction with the Special Meeting. We have agreed to pay that firm $12,500, plus reasonable out-of-pocket expenses, for proxy solicitation services.

How do I attend the Special Meeting?

Our Board has determined to hold a virtual-only Special Meeting. You may attend the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/EOSE2024SM. Stockholders will need the 16-digit control number provided on their proxy card, voting instruction form or notice. We suggest you log in at least 15 minutes before the start of the meeting.

How to Participate in the Special Meeting	Online: 1. Visit www.virtualshareholdermeeting.com/EOSE2024SM; and

2. Enter the 16-digit control number included on your Notice of Special Meeting of Stockholders (“Notice”), on your Proxy Card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.

You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on [•], 2024. The meeting will begin promptly at 9:00 a.m. Eastern Time.

Can I ask questions at the Special Meeting?

Stockholders as of our Record Date will have an opportunity to submit questions live via the Internet during the meeting. The Special Meeting site will provide stockholders with information regarding (i) time guidelines for their questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; and (ii) procedures for posting appropriate questions received during the meeting and our answers on our website as soon as practical after the meeting. Once you are logged into the Special Meeting, you will be able to submit your questions directly to the Company. Our virtual meeting will be governed by our rules of conduct and procedures, which will be posted at [•] in advance of the Special Meeting.

Appendix A

Execution Version

CERTAIN INFORMATION IN THIS EXHIBIT MARKED [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (A) NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

CREDIT AND GUARANTY AGREEMENT

dated as of June 21, 2024

among

EOS ENERGY ENTERPRISES, INC.,
as Borrower,

THE GUARANTORS PARTY HERETO,

VARIOUS LENDERS,

and

CCM DENALI DEBT HOLDINGS, LP,
as Administrative Agent and Collateral Agent

A-i

A-ii

A-iii

APPENDICES:	A	Commitments
	B	Notice Information
SCHEDULES:	1.1	Milestone Schedule
	1.2	Initial Advisors
	4.1	Jurisdictions of Organization and Qualification
	4.2	Capital Stock and Ownership
	4.4	Consents
	4.10	Adverse Proceedings, etc.
	4.11	Contested Taxes
	4.12	Real Estate
	4.15	Material Contracts
	4.18(d)	Workplace Safety Claims
	4.24(a)(i)	Registered IP
	4.24(a)(ii)	Intellectual Property Licenses
	4.24(d)	Source Code
	5.17	Post-Closing Matters
	6.1	Certain Indebtedness
	6.2	Certain Liens
	6.7	Certain Investments
	6.12	Certain Affiliate Transactions

EXHIBITS:	A	Borrowing Request
	B	Loan Note
	C	Compliance Certificate
	D	Assignment Agreement
	E-1	Closing Date Certificate
	E-2	Solvency Certificate
	F	Counterpart Agreement
	G-1	U.S. Tax Compliance Certificate (Foreign Lenders That Are Not Partnerships)
	G-2	U.S. Tax Compliance Certificate (Foreign Participants That Are Not Partnerships)
	G-3	U.S. Tax Compliance Certificate (Foreign Participants That Are Partnerships)
	G-4	U.S. Tax Compliance Certificate (Foreign Lenders That Are Partnerships)
	H	CapEx Budget

A-iv

This CREDIT AND GUARANTY AGREEMENT, dated as of June 21, 2024, is entered into by and among EOS ENERGY ENTERPRISES, INC., a Delaware corporation, as borrower (“Borrower”), the Guarantors party hereto from time to time, the Lenders party hereto from time to time, and CCM DENALI DEBT HOLDINGS, LP, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and Collateral Agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

RECITALS:

WHEREAS capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof.

WHEREAS, Lenders have agreed to extend to Borrower a (a) multi-draw term loan facility in an aggregate amount of up to Two Hundred Ten Million Five Hundred Thousand Dollars ($210,500,000) and (b) revolving credit facility (in the Lenders’ sole discretion) in an aggregate amount of up to One Hundred Five Million Dollars ($105,000,000), in each case, subject to the terms and conditions set forth herein, including use of proceeds in accordance with Section 2.3 hereof.

WHEREAS, Guarantors have agreed to guarantee the obligations of Borrower hereunder and to secure their respective Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of their respective assets, including a pledge of all of the Capital Stock of each of their respective Subsidiaries.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

“13-Week Forecast” means a 13-week cash flow forecast of receipts and disbursements and Loans for the period from the Closing Date or such other period as required pursuant to Section 5.1(j), setting forth projected cash flows, Loans and disbursements, based upon good faith estimates and assumptions believed by Borrower to be reasonable at the time made.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting in the acquisition by any Credit Party or any of its Subsidiaries, whether by purchase, merger, consolidation or otherwise, of all or substantially all of the assets, all of the Capital Stock, or a business line or unit or division, of any Person.

“Administrative Agent” has the meaning specified in the preamble hereto.

“Administrative Agent Advances” has the meaning specified in Section 9.9(d) hereof.

“Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of any Credit Party or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of any Credit Party or any of its Subsidiaries, threatened against or affecting any Credit Party or any of its Subsidiaries or any property of any Credit Party or any of its Subsidiaries.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling (including any member of the senior management group of such Person), controlled by, or under common control with, that Person (it being understood and agreed that the chief executive officers and co-chief executive officers of each Credit Party and of each of its Subsidiaries shall constitute “Affiliates” of each Credit Party). For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote five percent (5.0%) or more of the Securities having ordinary voting power for the election of directors, managing members, managers or general partners of such Person, or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the contrary contained herein, neither Administrative Agent, Collateral Agent, any Lender nor any of their respective Affiliates shall be deemed to be an Affiliate of any Credit Party.

“Affiliate Transaction” has the meaning specified in Section 6.12.

“AFG Indenture” means that certain Indenture, dated as of May 25, 2023, between Borrower, as issuer, and Wilmington Trust, National Association, as trustee.

“Agent” means each of Administrative Agent and Collateral Agent.

“Agent Affiliates” has the meaning specified in Section 10.1(b)(iii).

“Aggregate Amounts Due” has the meaning specified in Section 2.13.

“Aggregate Payments” has the meaning specified in Section 7.2.

“Agreement” means this Credit and Guaranty Agreement, dated as of June 21, 2024.

“Annual Plan” has the meaning specified in Section 5.1(j).

“Anti-Corruption and Anti-Bribery Laws” means, with respect to any Person, all laws of any jurisdiction applicable to such Person from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended and the United Kingdom Bribery Act 2010.

“Anti-Money Laundering Laws” means any and all laws, judgments, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties of any jurisdiction applicable to any Credit Party or any of its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the United Kingdom Money Laundering Regulations of 2017, and the United Kingdom Proceeds of Crime Act 2002, the United Kingdom Terrorism Act of 2000 and 2006 (as amended by the United Kingdom Anti-Terrorism Crime and Security Act 2001).

“Applicable Percentage” means (a) upon the making of the Initial Term Loan B, nineteen and nine tenths percent (19.9%) of the Fully Diluted Ownership of Borrower (of which eleven and forty-five hundredths percent (11.45%) shall consist of Warrants, and eight and forty-five hundredths percent (8.45%) shall consist of Preferred Stock), (b) upon the making of the Tranche 1 Term Loan, an additional four and nine tenths percent (4.9%) of the Fully Diluted Ownership of Borrower, which shall consist entirely of Preferred Stock (and, when combined with prior Borrowings, twenty-four and eight tenths percent (24.8%) of the Fully Diluted Ownership of Borrower), (c) upon the making of the Tranche 2 Term Loan, an additional six and one tenths percent (6.1%) of the Fully Diluted Ownership of Borrower, which shall consist entirely of Preferred Stock (and, when combined with prior Borrowings, thirty and nine tenths percent (30.9%) of the Fully Diluted Ownership of Borrower) and (d) upon the making of the Tranche 3 Term Loan, an additional two and one tenths percent (2.1%) of the Fully Diluted Ownership of Borrower, which shall consist entirely of Preferred Stock (and, when combined with prior Borrowings, thirty-three and zero tenths percent (33.0%) of the Fully Diluted Ownership of Borrower); provided that the Applicable Percentage shall be subject to increase or decrease as set forth in the Milestone Schedule.

“Applicable Period” is as set out in the table in Section 2.5(a).

“Approval Date” has the meaning specified in Section 2.5(a).

“Approved Electronic Communications” means any notice, demand, communication, information, document or other material that any Credit Party provides to Administrative Agent pursuant to any Credit Document or the transactions contemplated therein that is distributed to Agents or Lenders by means of electronic communications pursuant to Section 10.1(b).

“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a)(i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above and (b) is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) any Person (other than an individual) or any Affiliate of a Person (other than an individual) that administers or manages a Lender or an Affiliate of a Lender.

“Asset Sale” means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer, license, sub-license or other disposition to, or any exchange of property with, any Person, in one transaction or a series of transactions, of all or any part of any Credit Party’s or any Subsidiary’s businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock owned by any Credit Party or Subsidiary, and excluding inventory sold or leased in the ordinary course of business. For purposes of clarification, “Asset Sale” shall include (a) any license or sub-license (as licensor or sub-licensor) of Intellectual Property (other than non-exclusive licenses or sub-licenses granted in the ordinary course of business), (b) the sale or other disposition for value of any contracts, (c) the early termination or modification of any contract resulting in the receipt by any Credit Party or Subsidiary of a Cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification), and (d) any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Credit Party or Subsidiary.

“Assets” means all rights, properties or other assets, whether real, personal or mixed, tangible or intangible, of any kind, nature and description, whether accrued, contingent or otherwise, and wheresoever situated and whether or not carried or reflected, or required to be carried or reflected, on the books of any Person.

“Assignment Agreement” means an Assignment Agreement substantially in the form of Exhibit D, with such amendments or modifications as may be approved by Administrative Agent.

“Atlas Facility” means that certain Senior Secured Term Loan Credit Agreement, dated as of July 29, 2022, by and among Borrower, ACP Post Oak Credit I LLC, as lender, administrative agent and collateral agent and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Atlas Side Letter” means that certain Insurance Letter Agreement entered into on or prior to the date hereof by and among the Borrower and certain credit support providers party thereto.

“Authorized Officer” means, as applied to any Person, any individual holding the position of chairman (or equivalent) of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer, controller or treasurer (or the equivalent thereof) of such Person.

“Availability Period” means, solely to the extent that each tranche of Term Loans set forth in Section 2.1(a) have been drawn in full and the Lenders’ have elected in their sole discretion to make the Revolving Loan available to Borrower, the period from and including June 21, 2026, on which to but excluding the earlier of: (i) the Maturity Date and (ii) the date of termination of the Revolving Commitments.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Banyan PTC Purchase Agreement” means that certain Tax Credit Purchase Agreement, dated as of April 22, 2024, between Borrower and Banyan Software, Inc. (“Banyan”), pursuant to which Borrower agreed to sell and transfer to Banyan all Production Tax Credits eligible to be claimed by Borrower for the 2023 calendar year, as in effect on the Closing Date.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Limit” prior to receiving the Requisite Stockholder Approval means a number of shares equal to 19.99% of the outstanding shares of common stock of the Borrower as of the initial Borrowing Date and after receiving the Requisite Stockholder Approval has the meaning specified in the Securities Purchase Agreement for a “Beneficial Ownership Limitation”.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Beneficiary” means each Agent and Lender.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” has the meaning specified in the preamble hereto.

“Borrowing” means each borrowing of any Loan hereunder.

“Borrowing Date” means the funding date of any Borrowing.

“Borrowing Request” means a written request by Borrower for a Borrowing delivered to Administrative Agent in accordance with Section 2.1(c), which shall be substantially in the form attached hereto as Exhibit A.

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

“CapEx Budget” means the budget in the form of the CapEx Budget attached hereto as Exhibit H, as such budget may be replaced from time to time upon written mutual agreement by Borrower and the Administrative Agent in their respective sole discretion.

“Capital Expenditures” shall mean any expenditure or commitment to expend money for any lease, purchase or other acquisition of any asset (including capitalized leasehold improvements) or any additions, improvements, repairs, improvements or other capitalized costs or expenditure, which would be classified as a fixed or capital asset on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person, as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing; provided that any Indebtedness with conversion rights into capital stock of any Person shall not be deemed to be Capital Stock.

“Capitalized Interest” has the meaning specified in Section 2.5(d).

“Cash” means money, currency or a credit balance in any demand or Deposit Account; provided that notwithstanding anything to the contrary contained herein, for purposes of calculating compliance with the requirements of Section 3 and 6 hereof “Cash” shall exclude any amounts that would not be considered “cash” under GAAP or “cash” as recorded on the books of Borrower and its Subsidiaries.

“Cash Equivalents” means, as of any date of determination, any of the following: (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (c) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody’s; (d) certificates of deposit or bankers’ acceptances maturing within one hundred eighty (180) days after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than Five Hundred Million Dollars ($500,000,000); and (e) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than Five Billion Dollars ($5,000,000,000), and (iii) has the highest rating obtainable from either S&P or Moody’s.

“Cerberus” means Cerberus Capital Management, L.P. and its Affiliates, and/or certain funds, accounts or clients managed, advised or sub-advised by Cerberus Capital Management, L.P. or its Affiliates, as the context may require.

“Certificates of Designation” means, collectively, each Certificate of Designation duly adopted by the Board of Directors of Borrower in connection with the issuance of each series of Preferred Stock issued in order to satisfy the terms and conditions of the Credit Documents, which sets forth the preferences, conversion or other rights (as applicable), voting powers, restrictions, qualifications and terms and conditions of such series of Preferred Stock.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means each occurrence of any of the following: (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) other than a Permitted Holder of beneficial ownership of more than twenty five percent (25%) of the aggregate outstanding voting or economic power of the Capital Stock of Borrower; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Borrower (or its direct or indirect ultimate parent holding company) was approved by a vote of at least a majority of the directors of Borrower then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of Borrower; (c) Borrower shall cease to own and control, beneficially and of record, directly or indirectly, one hundred percent (100%) of the issued and outstanding Capital Stock of each of its Subsidiaries, except where such failure occurs as a result of a transaction or circumstance expressly permitted by the Credit Documents; or (d) a “change of control”, “fundamental change” or any comparable term or provision under or with respect to (i) any of the Capital Stock of any Credit Party or any of its Subsidiaries or (ii) Indebtedness of any Credit Party or any of its Subsidiaries the commitments or principal amount of which exceeds One Million Dollars ($1,000,000); provided, that any transaction or series of transactions with respect to the Capital Stock of Borrower undertaken by Cerberus or any of its Affiliates that results in a “change of control”, “fundamental change” or any comparable term or provision shall not give rise to a Change of Control under this clause (d) solely as a result of such transaction or series of transactions.

“Closing Date” means the date on which all of the requirements set forth in Section 3.1 shall have been satisfied or waived in accordance with Section 10.5.

“Closing Date Certificate” means a Closing Date Certificate substantially in the form of Exhibit E-1.

“Collateral” means, collectively, all of the real, personal and mixed property (including, without limitation, Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

“Collateral Agent” has the meaning specified in the preamble hereto.

“Collateral Documents” means the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Mortgages (if any), the Foreign Collateral Documents (if any), the Control Agreements, Material Contract Estoppel (if any), leasehold mortgage (if any) and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations in each case, as and when entered into by the applicable Credit Parties.

“Commitment” means any Term Loan Commitment and any Revolving Commitment (whether or not such Revolving Commitment is provided on a committed basis).

“Company Data” means all data contained in the systems, databases, files or other records of any Credit Party or any of its Subsidiaries and all other information and data compilations used by any Credit Party or any of its Subsidiaries, whether or not in electronic form, including Personal Data.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

“Commission Payments” has the meaning specified in Section 4.31.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, an amount determined for Borrower and its Subsidiaries on a consolidated basis equal to:

(a) Consolidated Net Income,

plus

(b) the sum, without duplication and to the extent included in the calculation of Consolidated Net Income for such period, of the following:

(i) Consolidated Interest Expense,

(ii) provisions for taxes based on income, profits or capital, including federal, state, franchise, excise, property and similar taxes and foreign withholding taxes paid or accrued, including any penalties and interest with respect thereto, and state taxes in lieu of business fees and payroll taxes,

(iii) total depreciation expense,

(iv) total amortization expense,

(v) losses arising from the consummation of any Permitted Tax Credit Transaction,

(vi) non-cash expenses reducing Consolidated Net Income that do not represent a cash item in such period or any future period, including, without limitation, any non-cash expense relating to the vesting of warrants and any stock option and other equity-based compensation expenses (including restricted stock awards),

(vii) non-recurring expenses reducing Consolidated Net Income that have been approved in writing by the Administrative Agent in its reasonable discretion, and

(viii) losses arising from the settlement of any Hedging Transactions or attributable to the movement in mark-to-market valuation of the same,

minus

(c) the sum, without duplication and to the extent included in the calculation of Consolidated Net Income for such period, of the following:

(i) interest income,

(ii) non-cash income or gains that do not represent a cash item in such period or any future period, and

(iii) gains arising from the settlement of any Hedging Transactions or attributable to the movement in mark-to-market valuation of the same.

“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest (including any Capitalized Interest)) of Borrower and its wholly-owned Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness, including all commissions, discounts and other fees and charges owed with respect to letters of credit.

“Consolidated Net Income” means, for any period, (a) the net income (or loss) of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (to the extent included in net income (or loss) for such period) (b) the sum of (i) the income (or loss) of any Person (other than a wholly-owned Subsidiary of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest except to the extent that any such income is actually received in Cash by Borrower or such Subsidiary by reason of dividends or similar distributions during such period, plus (ii) the income of any Subsidiary of Borrower (other than a Credit Party) to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, plus (iii) any gains or losses attributable to Asset Sales (to the extent expressly permitted hereunder) or returned surplus assets of any Pension Plan.

“Consolidated Revenue” means, for any period, the revenue of Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contributing Guarantors” has the meaning specified in Section 7.2.

“Control Agreement” means (a) with respect to any Deposit Account, an agreement in form and substance satisfactory to Collateral Agent in its sole discretion, among Collateral Agent, the financial institution or other Person at which such Deposit Account is maintained and the Credit Party maintaining such account, effective for Collateral Agent to obtain “control” (within the meaning of Articles 8 and 9 under the UCC) of such account and (b) with respect to any Securities Account, an agreement in form and substance satisfactory to Collateral Agent in its sole discretion, among Collateral Agent, the Securities Intermediary with which the applicable entitlement or contract is carried and the Credit Party owning such entitlement or contract, that is effective for the Collateral Agent to obtain “control” (within the meaning of Articles 8 and 9 under the UCC) of such account.

“Controlled Account” means (a) any Deposit Account maintained by a Credit Party that is the subject of an effective Control Agreement and in which Collateral Agent has a First Priority Lien (including, for the avoidance of doubt, all monies on deposit in, or credited to, any such Deposit Account and all certificates and instruments, if any, representing or evidencing any such Deposit Account) and (b) any Securities Account that is the subject of an effective Control Agreement that is maintained by a Credit Party with a Securities Intermediary and in which Collateral Agent has a First Priority Lien (including all Financial Assets held in such Securities Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein).

“Convertible Note Maturity Date” means, with respect to any Convertible Note, the earliest of the maturity date (or equivalent term) and the date on which any such Convertible Note may be redeemed, repurchased, converted, or exchanged in satisfaction of the obligations thereof, in each case, other than any such date that Borrower (at its option) is expressly permitted to satisfy its obligations thereunder solely by the issuance of Borrower’s common stock.

“Convertible Notes” means, collectively, those certain (i) convertible promissory notes made by Borrower in favor of Wood River Capital, LLC, and issued pursuant to the Koch Indenture, such Koch Indenture as contemplated by the terms of that certain Investment Agreement dated as of July 6, 2021 between Borrower and Spring Creek Capital, LLC, an affiliate of Wood River Capital, LLC, both wholly-owned, indirect subsidiaries of Koch Industries, Inc., as such convertible promissory notes may be reissued, divided and increased, any increases limited to the addition of interest “paid in kind” under the terms of the Koch Indenture (collectively, the “Koch Convertible Notes”) and (ii) convertible promissory notes made by Borrower in favor of Great American Insurance Company, Denman Street LLC, John B. Barding Irrevocable Children’s Trust, Ardsley Partners Renewable Energy Fund, L.P., CCI SPV III, LP and AE Convert, LLC, and issued pursuant to the AFG Indenture, such AFG Indenture as contemplated by the terms of that certain Investment Agreement dated as of January 18, 2023 between Borrower and the purchasers party thereto, as such convertible promissory notes may be reissued, divided and increased, any increases limited to the addition of interest “paid in kind” under the terms of the Koch Indenture.

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit F delivered by a Credit Party pursuant to Section 5.10 or Section 5.12(b).

“Credit Documents” means, collectively, any of this Agreement, the Notes, if any, each Guaranty, the Collateral Documents, the Fee Letter, each Perfection Certificate, each Borrowing Request, each Equity Document, each Equity Instrument and all other documents, instruments or agreements signed and delivered by or on behalf of a Credit Party in connection herewith.

“Credit Party” means Borrower and each Subsidiary of Borrower that is a Guarantor.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, dissolution, administration, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, winding up reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Default Rate” has the meaning specified in Section 2.6.

“Defaulting Lender” means, subject to Section 2.16, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Laws, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by

Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16) upon delivery of written notice of such determination to Borrower and each Lender.

“Delayed Draw Term Loans” shall mean, collectively, the Tranche 1 Term Loan, Tranche 2 Term Loan and Tranche 3 Term Loan.

“Deposit Account” means (a) all “deposit accounts” as defined in Article 9 of the UCC and (b) all of the accounts listed on Schedule 4 to the Pledge and Security Agreement under the heading “Deposit Accounts” (as such Schedule may be amended or supplemented from time to time in accordance with the Pledge and Security Agreement).

“Designated Advisor” means, collectively, (a) the Initial Advisors and (b) other third party financial advisors, independent engineers, insurance consultants, market consultants, environmental consultants, legal counsel, industry experts and any other advisor, agent, specialist, counsel or consultant from time to time required by the Administrative Agent to be retained by Borrower or a Subsidiary pursuant to Section 5.7(b), including, without limitation, any other advisor engaged on or prior to the Closing Date.

“Disqualified Capital Stock” means any Capital Stock issued by any Person that (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is or may become subject to redemption or repurchase by such Person at the option of the holder thereof, in whole or in part or (c) is convertible or exchangeable at the option of the holder thereof for Indebtedness or Capital Stock described in this definition, on or prior to, in the case of clause (a), (b) or (c), the date that is ninety-one (91) days after the Maturity Date; provided that the Equity Instruments shall not constitute Disqualified Capital Stock.

“Dollars” and “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Draw Period” has the meaning specified in the Milestone Schedule.

“ECF Percentage” means, with respect to the prepayment (if any) required by Section 2.10(e) for any Fiscal Year of Borrower, a percentage equal to (a) with respect to the amount of Excess Cash Flow (if any) that is equal to or less than One Hundred Million Dollars ($100,000,000) but greater than zero ($0) for such Fiscal Year, one hundred percent (100%) of such Excess Cash Flow, (b) with respect to the amount of Excess Cash Flow (if any) that is greater than One Hundred Million Dollars ($100,000,000) and equal to or less than Two Hundred Million Dollars ($200,000,000) for such Fiscal Year, seventy-five percent (75%) of such Excess Cash Flow; (c) with respect to the amount of Excess Cash Flow (if any) that is greater than Two Hundred Million Dollars ($200,000,000) and equal to or less than Four Hundred Million Dollars ($400,000,000) for such Fiscal Year, fifty percent (50%) of such Excess Cash Flow; and (d) with respect to all amounts of Excess Cash Flow (if any) greater than Four Hundred Million Dollars ($400,000,000) for such Fiscal Year, twenty-five percent (25%) of such Excess Cash Flow.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.6(b)(iv), 10.6(b)(v), and 10.6(b)(vi) (subject to such consents, if any, as may be required under Section 10.6(b)(iii)).

“Employee Benefit Plan” means (A) any “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (B) stock option plans, stock purchase plans, bonus or incentive plans, severance pay plans, programs or arrangements, deferred compensation arrangements or agreements, employment agreements, compensation plans, programs, agreements or arrangements, change in control plans, programs or arrangements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements, not described in (A) above; and (C) plans or arrangements providing compensation to employee and non-employee directors, in each case, that is or was sponsored, maintained or contributed to by, or required to be contributed by, any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates or with respect to which any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates has or would reasonably be expected to have any liability, contingent or otherwise.

“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” means any and all federal, state, local or foreign statutes, laws, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; (b) the generation, use, storage, transportation or disposal of Hazardous Materials; or (c) occupational safety and health, industrial hygiene, the protection of human, plant or animal health or welfare, in any manner applicable to any Credit Party or any of its Subsidiaries or any Facility.

“Equity Documents” means, collectively, any of the Warrants, the Certificates of Designation and the Securities Purchase Agreement.

“Equity Instruments” means any Warrant (including the common stock issuable upon exercise under each Warrant) and any Preferred Stock issued from time to time by Borrower, in each case, pursuant to the Securities Purchase Agreement.

“Equity Instruments Coverage Condition” means, with respect to each Borrowing of Term Loans and each achievement or failure to achieve any milestone set forth in the Milestone Schedule resulting in an adjustment to the Applicable Percentage, that (a) the Fully Diluted Ownership of Borrower represented by the Warrants issued through and including the date of any Borrowing, shall be equal to not less than the Applicable Percentage; provided that such Warrants shall be subject to the Beneficial Ownership Limit and, prior to receiving the Requisite Stockholder Approval, on a non-fully diluted basis and (b) such shares of Preferred Stock as are necessary to satisfy the Applicable Percentage to the extent that the issuance of Warrants is limited by application of the Beneficial Ownership Limit; provided that, (i) prior to receiving the Requisite Stockholder Approval, only Series A Preferred Stock of Borrower shall be issued in order to satisfy the Applicable Percentage and (ii) after receiving the Requisite Stockholder Approval, Series B Preferred Stock of Borrower shall be issued in order to satisfy the Applicable Percentage.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (c) solely for purposes of Section 412 of the Internal Revenue Code or Section 302 of ERISA any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. Any former ERISA Affiliate of any Credit Party or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of such Credit Party or any such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of such Credit Party or such Subsidiary and with respect to liabilities arising after such period for which such Credit Party or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of Sections 412 or 430 of the Internal Revenue Code or Sections 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA) or the failure to make by its due date a required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Internal Revenue Code or Section 303 of ERISA); (d) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (e) a determination that any Multiemployer Plan is, or is expected to be, in “critical” or “endangered” status under Section 432 of the Internal Revenue Code or Section 305 of ERISA; (f) the withdrawal or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Credit Party, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, on any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates or the imposition of a Lien in favor of the PBGC under Title IV of ERISA; (i) the withdrawal of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 303(k) of ERISA or a violation of Section 436 of the Internal Revenue Code with respect to any Pension Plan; or (k) the occurrence of a non-exempt “prohibited transaction” with respect to which any Credit Party or any of its Subsidiaries is a “disqualified person” or a “party of interest” (within the meaning of Section 4975 of the Internal Revenue Code or Section 406 of ERISA, respectively) or which could reasonably be expected to result in a Material Adverse Effect.

“Erroneous Payment” has the meaning specified in Section 9.11(a).

“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 9.11(d)(i).

“Erroneous Payment Impacted Class” has the meaning specified in Section 9.11(d)(i).

“Erroneous Payment Return Deficiency” has the meaning specified in Section 9.11(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning specified in Section 9.11(e).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.1.

“Excess Cash Flow” means, with respect to any Fiscal Year of Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP the result of:

(a) Consolidated EBITDA,

minus

(b) the sum, without duplication, of the following:

(i) all non-cash charges, expenses, accruals, losses, credits or other items added back in the calculation of Consolidated EBITDA during such period;

(ii) all cash Consolidated Interest Expenses (including, without limitation, all fees and expenses) added back in the calculation of Consolidated EBITDA during such period;

(iii) all principal payments of Indebtedness of Borrower or any of its Subsidiaries during such period (other than any voluntary prepayments of the Loans hereunder), in each case of the foregoing, to the extent permitted hereunder and not financed by the issuance of Indebtedness or Capital Stock not otherwise permitted hereunder;

(iv) the aggregate amount added back in the calculation of Consolidated EBITDA for such period pursuant to clause (b)(v) of the definition thereof solely to the extent paid in cash by Borrower or its Subsidiaries during such period; and

(v) the amount of taxes paid in cash by Borrower or its Subsidiaries and added back in the calculation of Consolidated EBITDA during such period. Notwithstanding the foregoing, Excess Cash Flow shall not be less than zero Dollars ($0).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.15(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Extraordinary Receipts” means any Cash received by or paid to or for the account of any Credit Party or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds and other amounts required to be applied as a mandatory prepayment under Section 2.10(a), (b), (c), (e) or (f)), including (a) pension plan reversions, (b) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any legal or equitable claim or cause of action after payment of all out of pocket fees and expenses actually paid or payable by any Credit Party or any of its Subsidiaries in connection with such judgments, settlements, or other proceedings resolution, (c) indemnity payments, (d) any purchase price adjustment received in connection with any purchase agreement (excluding, however, any working capital adjustments made pursuant to such purchase agreement), and (e) Cash received by or paid to or for the account of any Credit Party or any of its Subsidiaries in respect of Cash receipts with respect to indemnity payments, payments from escrowed amounts, litigation proceeds, and other extraordinary receipts; provided that Cash received in the form of a grant extended by a Governmental Authority shall not constitute “Extraordinary Receipts”.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by any Credit Party or any of its Subsidiaries.

“Fair Share” has the meaning specified in Section 7.2.

“Fair Share Contribution Amount” has the meaning specified in Section 7.2.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation or official rules adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Internal Revenue Code.

“Federal Funds Effective Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) zero percent (0%).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.

“Fee Letter” means the letter agreement of even date herewith between Borrower and Administrative Agent.

“Financial Asset” has the meaning set forth in Article 8 of the UCC.

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of the applicable Person that such financial statements fairly present, in all material respects, the financial condition, on a consolidated basis, of the Person described in such financial statements as of the dates indicated and the results of such Person’s operations and cash flows, on a consolidated basis, for the periods indicated, subject to changes resulting from normal year-end adjustments.

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, such Lien is prior to all other Liens on such Collateral, subject only to any Permitted Lien which is prior as a matter of law.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Borrower and its Subsidiaries ending on December 31 of each calendar year.

“Foreign Collateral Documents” means any pledge, security or other collateral agreement pursuant to which the Capital Stock issued by, or the assets owned by, a Foreign Subsidiary are made subject to a Lien in favor of Collateral Agent for the benefit of the Secured Parties and is governed by the laws of the jurisdiction in which such Foreign Subsidiary is formed or where their assets are located, all of which shall be in form and substance satisfactory to Administrative Agent in its sole discretion.

“Foreign Lender” means a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fully Diluted Ownership” means, as of any time of determination thereof, the number of shares of common stock outstanding, together with the number of shares of common stock that securityholders have the right to acquire directly or indirectly from Borrower on account of outstanding securities convertible or otherwise exchangeable for common stock, whether or not any such right is currently exercisable; provided that, solely for purposes of calculating Fully Diluted Ownership as set forth herein, with respect to any shares of Preferred Stock issued pursuant to the requirements of this Agreement and the Securities Purchase Agreement that do not convert into shares of common stock by their terms, the number of shares of common stock represented by the liquidation value of such shares of preferred stock shall be considered the number of shares of common stock. For the avoidance of doubt, the calculation of Fully Diluted Ownership of Borrower for the purposes of determining the Applicable Percentage in connection with the making of a Term Loan or any increase or decrease as set forth in the Milestone Schedule shall include any securities being issued in connection with such Term Loan advance or adjustment set forth in the Milestone Schedule.

“Funding Guarantors” has the meaning specified in Section 7.2.

“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Grantor” has the meaning specified in the Pledge and Security Agreement.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning specified in Section 7.2.

“Guarantor” means each Subsidiary of Borrower that is a party to this Agreement (as an original signatory or by joinder) or that otherwise executes and delivers a Guaranty.

“Guarantor Subsidiary” means each Subsidiary of Borrower that is a Guarantor.

“Guaranty” means the guaranty set forth in Section 7, each Counterpart Agreement and any other guaranty agreement, each in form and substance satisfactory to Administrative Agent in its sole discretion, pursuant to which a Subsidiary or any other Person guarantees payment and performance of all Obligations.

“Hazardous Materials” means any chemical, material or substance, that is listed, classified, regulated, characterized or otherwise defined as “hazardous,” “toxic,” “radioactive,” a “pollutant,” or “contaminant,” (or words of similar intent or meaning) under applicable Environmental Law, including but not limited to petroleum, petroleum by-products, asbestos or asbestos-containing material, urea formaldehyde insulation, toxic mold, polychlorinated biphenyls, flammable or explosive substances, or pesticides.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Hedging Obligations” of any Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (a) any and all Hedging Transactions, (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedging Transactions and (c) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions.

“Hedging Transaction” of any Person means (a) any transaction (including an agreement with respect to any such transaction) now existing or hereafter entered into by such Person that is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, spot transaction, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to Administrative Agent or any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Historical Financial Statements” means as of the Closing Date, (a) the audited financial statements of Borrower and its Subsidiaries, for the Fiscal Years ended December 31, 2022 and December 31, 2023, consisting of balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Year, and (b) for the interim period from December 31, 2023 to the Closing Date, unaudited financial statements of Borrower and its Subsidiaries, consisting of a balance sheet and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter ended March 31, 2024.

“Indebtedness”, as applied to any Person, means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business not past due for more than ninety (90) days), (d) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (e) all obligations in respect of Capital Leases of such Person, (f) all obligations, contingent or otherwise, of such Person in respect of letters of credit, banker’s acceptances or similar extensions of credit, (g) all Guarantees by such Person of Indebtedness of others, (h) all Indebtedness of a third party secured by any Lien on any property or asset owned or held by such Person, whether or not such Indebtedness has been assumed by such Person, (i) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Disqualified Capital Stock of such Person, (j) all Off-Balance Sheet Liabilities, and (k) all Hedging Obligations. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor. For purposes of determining the amount of attributed Indebtedness from Hedging Obligations, the “principal amount” of any Hedging Obligations at any time shall be the Net Mark-to-Market Exposure of such Hedging Obligations.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (a) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Borrowings available or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (b) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of any Credit Party or any of its Subsidiaries; or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary of a Credit Party, and regardless of whether any Indemnitee is a party thereto.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 10.3.

“Indemnitee Related Party” has the meaning specified in Section 9.7.

“Initial Advisors” means those advisors set forth on Schedule 1.2.

“Initial Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to Borrower in a principal amount not to exceed the amount set forth under the heading Initial Commitment opposite such Lender’s name on Appendix A.

“Initial Term Loan” has the meaning specified in Section 2.1(a).

“Initial Term Loan A” has the meaning specified in Section 2.1(a).

“Initial Term Loan B” has the meaning specified in Section 2.1(a).

“Intellectual Property” means (a) all inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, divisionals, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and designs and all applications, registrations and renewals in connection therewith (e) all know-how, trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice (including ideas, research and development, know-how, formulas, compositions and manufacturing and production process and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation) and internet domain names, (g) all other intellectual property and proprietary rights throughout the world, (h) all copies and tangible embodiments of any of the foregoing (in whatever form or medium), (i) the right to sue for past, present, and future infringements or misappropriation of any of the foregoing, including to recover damages, and (j) any rights or licenses to or from a third party in connection therewith.

“Intellectual Property Security Agreement” has the meaning specified in the Pledge and Security Agreement.

“Interest Rate” has the meaning specified in Section 2.5(a).

“Intermediate Holdco” means Eos Energy Enterprises Intermediate Holdings, LLC, a Delaware limited liability company.

“Internal Revenue Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Investment” means (a) any direct or indirect purchase or other acquisition by any Person, or of a beneficial interest in, any of the Capital Stock, Securities or evidence of Indebtedness of any other Person; (b) any direct or indirect loan, advance, investment or capital contributions by any Person to any other Person (other than Borrower or a Guarantor Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, (c) any Guarantee by any Person of any obligations of another Person and (d) any direct or indirect Acquisition by any Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

“IRS” means the United States Internal Revenue Service.

“Koch Convertible Notes” has the meaning ascribed to such term in “Convertible Notes”.

“Koch Indenture” means that certain Indenture, dated as of April 7, 2022, between Borrower, as issuer, and Wilmington Trust, National Association, as trustee.

“Landlord Collateral Access Agreement” means any agreement in favor of Collateral Agent, for the benefit of the Secured Parties, of any lessor, warehouseman, processor, consignee or other Person in possession of, having a Lien upon or having rights or interests in, any of the Collateral in form and substance satisfactory to Collateral Agent in its sole discretion, waiving or subordinating Liens or certain other rights or interests such Person may hold in regard to the Collateral and providing the Collateral Agent access to the Collateral.

“Lender” means each Person listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement.

“Lien” means (a) any lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

“Liquidity” means, on any date of determination, the sum of all Cash and Cash Equivalents (other than any Restricted Cash) owned by any Credit Party and held in a Controlled Account maintained by a branch office of the depository bank or securities intermediary located within the United States that is subject to a First Priority Lien in favor of Collateral Agent on the date of determination.

“Liquidity Trigger Date” means the earliest to occur of (a) the date on which the Term Loan is disbursed in full, (b) the first date on which any Indebtedness is incurred under the Permitted Government Loan, and (c) Borrower having achieved Consolidated EBITDA for the most recent Fiscal Quarter for which Borrower shall have delivered (or was required to deliver) financial statements pursuant to Section 5.1(a) or 5.1(b) of not less than zero ($0).

“Loan” means the loans made by the Lenders to Borrower pursuant to this Agreement, including, without limitation, the Term Loans and any Revolving Loan, in each case, inclusive of Capitalized Interest.

“Margin Stock” has the meaning specified in Regulation U of the Federal Reserve Board as in effect from time to time.

“Master Intercompany Note” means that certain Master Intercompany Note, dated as of the Closing Date, among Borrower and its Subsidiaries.

“Materials” has the meaning specified in Section 10.1(b)(iv).

“Material Adverse Effect” means a material adverse effect on and/or material adverse developments with respect to (a) the business, performance, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole; (b) the ability of any Credit Party to fully and timely perform its Obligations; (c) the legality, validity, binding effect, or enforceability against a Credit Party of a Credit Document to which it is a party; or (d) the rights, remedies and benefits available to, or conferred upon, any Agent, any Lender or any Secured Party under any Credit Document.

“Material Contract” means (a) the contracts listed on Schedule 4.15 and (b) each contract or agreement, or series of contracts or agreements (irrespective of whether related to the same subject matter), to which Borrower or any of its Subsidiaries is a party (other than this Agreement) (i) involving aggregate consideration under all such contract(s) and agreement(s) payable by or to Borrower or any of its Subsidiaries to or by a specific Person or such Person’s Affiliates, of Two Million Five Hundred Thousand Dollars ($2,500,000) or more in any calendar year, (ii) for which Borrower may file or be required to file with the SEC pursuant to the Exchange Act (or any related rules and regulations), (iii) that is material to the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or such Subsidiary, (iv) all Permitted Tax Credit Transaction Documents, (v) all Permitted Government Loan Documents, (vi) contracts or agreements with respect to any Facility or other Real Estate Assets of Borrower or such Subsidiary that are material to the business of Borrower or such Subsidiary and (vii) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect (individually or in the aggregate). Without limiting the foregoing, all Material Contracts described in clauses (b)(i), (iii), (vi) and (vii) shall also be set forth on Schedule 4.15 under the applicable heading(s) for the clause(s) by which such contract constitutes a Material Contract.

“Material Contract Estoppel” means an undertaking in form and substance satisfactory to each Agent in their sole discretion pursuant to which each Person other than a Credit Party that is a party to a Specified Material Contract (excluding any agreements, permits or licenses between a Credit Party, on the one hand, and any Governmental Authority, on the other hand) (i) consents to the granting of Liens encumbering the applicable Credit Party’s interest in such Specified Material Contract, (ii) consents to the enforcement of such Lien pursuant to the terms of the Credit Documents, (iii) consents to transfer of the applicable Specified Material Contract to any initial transferee following enforcement of such Lien or a transfer in lieu of such enforcement, and (iv) agrees to continue to perform its obligations under such Specified Material Contract so long as such transferee performs the obligations of the Credit Party thereunder.

“Material Indebtedness” means any Indebtedness under any Permitted Government Loan Documents or any other Indebtedness (other than Indebtedness under the Credit Documents) of any one or more of Borrower and its Subsidiaries having an outstanding principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) or more.

“Maturity Date” means the earlier of (a) June 21, 2029, or if such date is not a Business Day, the next succeeding Business Day, and (b) the date that all Loans shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, if on any Springing Maturity Date any Convertible Notes remain outstanding, the Maturity Date shall instead be the Springing Maturity Date.

“Milestone Schedule” means Schedule 1.1 attached hereto, which sets forth the milestone events and corresponding time periods for which such milestones are required to be achieved.

“Moody’s” means Moody’s Investor Services, Inc.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real property granting a Lien on such interest in real estate as security for the payment of Obligations which shall be in a form and substance reasonably acceptable to Collateral Agent.

“Mortgage Deliverables” means, collectively, each of the following:

(a) fully executed and notarized Mortgages, in proper form for recording in all applicable jurisdictions, encumbering each Real Estate Asset (each, a “Mortgaged Property”);

(b) an opinion of counsel (which counsel shall be satisfactory to Collateral Agent in its sole discretion) in each state in which a Mortgaged Property is located with respect to the enforceability of the Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance satisfactory to Collateral Agent in its sole discretion;

(c) (i) ALTA mortgagee title insurance policies (with endorsements requested by Collateral Agent) or unconditional commitments therefor issued by one or more title companies satisfactory to Collateral Agent in its sole discretion with respect to each Mortgaged Property (each, a “Title Policy”), in amounts not less than the fair market value of each Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty (30) days prior to the date of the applicable Mortgage, and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance satisfactory to Collateral Agent in its sole discretion and (ii) evidence satisfactory to Collateral Agent in its sole discretion that such Credit Party has paid to the title company or to the appropriate Governmental Authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Mortgaged Property in the appropriate real estate records;

(d) evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Federal Reserve Board, in form and substance satisfactory to Collateral Agent in its sole discretion;

(e) ALTA surveys of all Mortgaged Properties, certified to Collateral Agent and dated not more than thirty (30) days prior to the date on which the Mortgaged Property is acquired; and

(f) reports and other information, in form, scope and substance satisfactory to Collateral Agent in its sole discretion, regarding environmental matters relating to the Real Estate Assets, which reports shall include a Phase I and/or Phase II environmental reports for each of the Mortgaged Properties specified by Collateral Agent (the environmental consultants retained for such reports, the scope of the reports, and the results thereof of which shall be satisfactory to Collateral Agent in its sole discretion).

“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) or Section 4001(a)(3) of ERISA, including any such plan to which any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates has made or has been obligated to make contributions during the last six (6) years.

“NAIC” means The National Association of Insurance Commissioners, and any successor thereto.

“Net Cash Proceeds” means (a) with respect to any Asset Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received, but excluding proceeds from business interruption insurance) received by any Credit Party or any of its Subsidiaries from such Asset Sale, minus (without duplication) (ii) any bona fide direct costs incurred in connection with such Asset Sale to the extent paid or payable to any Person that is not an Affiliate of any Credit Party, including (A) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (B) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the Capital Stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (C) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by any Credit Party or any of its Subsidiaries in connection with such Asset Sale; provided that upon release of any such reserve, the amount released shall be considered Net Cash Proceeds; (b) (i) any Cash payments or proceeds received by any Credit Party or any of its Subsidiaries or Collateral Agent as lender loss payee (A) under any casualty insurance policies in respect of any covered loss thereunder, or (B) as a result of the taking of any assets of any Credit Party or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (without duplication) (ii) (A) any actual and reasonable costs incurred by any Credit Party or any of its Subsidiaries in connection with the adjustment or settlement of any claims of such Credit Party or such Subsidiary in respect thereof, (B) any bona fide direct costs incurred in connection with any sale of such assets as referred to in clause (b)(i)(B) of this definition to the extent paid or payable to any Person that is not an Affiliate of any Credit Party, including income or gains taxes payable as a result of any gain recognized in connection therewith and (C) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such casualty or taking; (c) with respect to any issuance or incurrence of Indebtedness by any Credit Party or any of its Subsidiaries, the Cash proceeds thereof, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, in each case, paid to any Person that is not an Affiliate of any Credit Party, including reasonable legal fees and expenses; (d) with respect to any Extraordinary Receipt, the Cash proceeds received by or paid to or for the account of any Credit Party or any of its Subsidiaries; and (e) with respect to any issuance of Capital Stock, the Cash proceeds received by or for the account of any Credit Party or any of its Subsidiaries, minus any bona fide direct costs incurred in connection with such issuance, taxes (if any) paid or incurred in connection therewith and other reasonable fees, costs and expenses associated therewith, including expenses payable to a Person that is not an Affiliate of any Credit Party.

“Net Mark-to-Market Exposure” of any Person means, as of any date of determination with respect to any Hedging Obligation, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from such Hedging Obligation, and for purposes hereof, “unrealized losses” means the fair market value of the cost to such Person of replacing the Hedging Transaction giving rise to such Hedging Obligation as of the date of determination (assuming the Hedging Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of replacing such Hedging Transaction as of the date of determination (assuming such Hedging Transaction were to be terminated as of that date).

“Note” means a promissory note in the form of Exhibit B, as it may be amended, supplemented or otherwise modified from time to time.

“Obligations” means all obligations of every nature of each Credit Party from time to time owed to Agents (including former Agents) and the Lenders or any of them under any Credit Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), Capitalized Interest, Administrative Agent Advances, fees, expenses, indemnification or otherwise; provided that, notwithstanding the foregoing, the Borrower’s obligation to purchase the Warrant from the holder thereof pursuant to Section 2.3 of the Warrant shall not constitute an “Obligation” hereunder.

“Obligee Guarantor” has the meaning specified in Section 7.7.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liabilities” of any Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (c) any Synthetic Lease Obligations or (d) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization (including, without limitation, the Certificates of Designations) and its by-laws, as amended (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, its certificate or articles of organization or formation and its operating or limited liability agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Currency” has the meaning specified in Section 10.23.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Credit Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participant” has the meaning specified in Section 10.6(d).

“Participant Register” has the meaning specified in Section 10.6(d).

“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Payment Notice” has the meaning specified in Section 9.11(b).

“Payment Recipient” has the meaning specified in Section 9.11(a).

“Payoff Letter” shall mean the payoff letter entered into on or prior to the date hereof between the Borrower, as borrower, ACP Post Oak Credit I LLC, as administrative agent and collateral agent, and the lenders party from time to time to the Atlas Facility.

“PBGC” means the United States Pension Benefit Guaranty Corporation or any successor agency thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 or Section 430 of the Internal Revenue Code or Section 302 of ERISA.

“Perfection Certificate” means a certificate in form satisfactory to Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party and each of its Subsidiaries.

“Permitted Government Loan” means Indebtedness incurred by Borrower or any of its Subsidiaries pursuant to Title XVII Clean Energy Financing Program administered by the U.S. Department of Energy; provided that such Indebtedness shall be up to an amount to be agreed and otherwise on terms satisfactory to Administrative Agent in its sole discretion.

“Permitted Government Loan Documents” means, collectively, all agreements, instruments, certificates, undertakings, notes, exhibits, notices, filings, schedules and other documents relating to or entered into in connection with a Permitted Government Loan or the transactions contemplated therein, including an intercreditor agreement in form and substance satisfactory to Administrative Agent in its sole discretion, in each case, in form and substance satisfactory to Administrative Agent in its sole discretion.

“Permitted Holder” means Cerberus and any Lender (and any of their respective Affiliates, assignees or designees (including, without limitation, any Approved Fund) under any Equity Instruments).

“Permitted Liens” has the meaning specified in Section 6.2.

“Permitted Tax Credit Transaction” shall mean any transfer, disposition, financing transaction or series of financing transactions pursuant to which the Borrower or any Subsidiary may sell, convey or otherwise transfer, grant a security interest in, or otherwise monetizes its rights to Production Tax Credits; provided that (a) such transaction is on terms satisfactory to Administrative Agent in its sole discretion (it being understood that any such transaction (x) with a purchase price of not less than ninety cents ($0.90) per Dollar of Production Tax Credits and (y) otherwise on terms and conditions not less favorable in any material respect to any Credit Party or the interests of any Agent or Lender than those set forth in the Banyan PTC Purchase Agreement, shall be satisfactory for purposes of the foregoing), (b) the proceeds thereof shall be applied solely (x) to finance Capital Expenditures in accordance with the CapEx Budget or (y) in the case of a sale of Production Tax Credits to a third party that is not an Affiliate and not in connection with a securitization or other financing transaction, (1) to invest in long-term assets that are used or useful in the business, (2) to repay or repurchase Indebtedness of the Credit Parties to the extent otherwise permitted under Section 6.20, or (3) to finance operating expenses of the Credit Parties in the ordinary course of business, and (c) at the time of and immediately after giving effect to such Permitted Tax Credit Transaction (including the application of the proceeds thereof), no Default or Event of Default shall have occurred and all Credit Parties shall be in pro forma compliance with all terms of the Credit Documents.

“Permitted Tax Credit Transaction Documents” means, collectively, all agreements, instruments, certificates, undertakings, notes, exhibits, notices, schedules and other documents relating to or entered into in connection with a Permitted Tax Credit Transaction or the matters contemplated therein, in each case, in form and substance satisfactory to Administrative Agent in its sole discretion.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Personal Data” means any information or data that either: (a) relates to an identified or identifiable natural person, or that is reasonably capable of being used to identify, contact, or precisely locate a natural person, household, or a particular computing system or device, including without limitation, a natural person’s name, street address, telephone number, email address, financial account number, government-issued identifier, social security number or tax identification number, biometric identifier or biometric information, banking information relating to any natural person, or passport number, client or account identifier, or credit card number, or any Internet protocol address or any other unique identifier, device or machine identifier, photograph, or credentials for accessing any accounts; or (b) is defined as “personally identifiable information,” “personal information,” “personal data,” or other similar terms, by any applicable Privacy Requirements.

“Plan Assets” means “plan assets” within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA.

“Platform” has the meaning specified in Section 10.1(b)(i).

“Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of even date herewith, among each Credit Party thereto and Collateral Agent, in form and substance acceptable to Collateral Agent, as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time.

“Preferred Stock” means any shares of preferred stock issued pursuant to the terms of this Agreement and the terms of the Securities Purchase Agreement, provided that (i) on the Closing Date, only one share of Series A Preferred Stock of Borrower shall be issued, (ii) on any subsequent date of issuance that occurs prior to the Approval Date, only additional shares of Series A Preferred Stock of Borrower shall be issued, and (iii) on any date of issuance that occurs on or after the Approval Date, only shares of Series B Preferred Stock of Borrower shall be issued.

“Principal Office” means, for Administrative Agent, Administrative Agent’s “Principal Office” or account as set forth on Appendix B, or such other office or account as Administrative Agent may from time to time designate in writing to Borrower and each Lender.

“Privacy and Information Security Requirements” means (i) all laws relating to the Processing of Personal Data, data privacy or information security, and (ii) the Payment Card Information Data Security Standards.

“Privacy Notices” means any internal or external notices, policies, disclosures, or public representations by any Credit Party or any of its Subsidiaries in respect of such entity’s Processing of Personal Data or privacy practices.

“Process” or “Processing” shall mean the collection, use, storage, processing, distribution, transfer, import, export, protection (including security measures), disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium).

“Production Tax Credits” means any advanced manufacturing production tax credits generated by the Tax Credit Projects pursuant to Section 45X.

“Pro Rata Share” the percentage obtained by dividing (a) the Term Loan Exposure of that Lender, by (b) the aggregate Term Loan Exposure of all Lenders.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold, fixtures or otherwise) then owned by any Credit Party in any real property (including, without limitation, fixtures).

“Recipient” means (a) any Agent or (b) any Lender, as applicable.

“Register” has the meaning specified in Section 10.6(c).

“Registered IP” has the meaning specified in Section 4.24(a).

“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time.

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, managers, directors, officers, employees, agents, trustees, shareholders, administrators, managers, advisors, attorneys, controlling persons, agents, sub-agents and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Required Prepayment Date” has the meaning specified in Section 2.11(b).

“Requisite Lenders” means one or more Lenders having or holding more than fifty percent (50%) of the sum of (a) the aggregate Term Loan Exposure of all Lenders plus (b) the aggregate Revolving Exposure of all Lenders; provided that, at any time no Revolving Loans are outstanding, the Revolving Exposure of any Lender shall be zero ($0). The Term Loan Exposure and Revolving Exposure of any Defaulting Lender shall be disregarded in determining Requisite Lenders at any time.

“Requisite Stockholder Approval” means the affirmative vote from the minimum number of shareholder required to approve the transactions contemplated by this Agreement and the Equity Documents, including the issuance of common stock of Borrower in excess of the Beneficial Ownership Limit.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Cash” means, at any time, the cash and Cash Equivalents of Borrower and its Subsidiaries to the extent (a) classified (or required to be classified) as restricted cash or restricted Cash or Cash Equivalents on the balance sheet of Borrower and its Subsidiaries in accordance with GAAP, (b) such cash or Cash Equivalents are subject to any Lien (other than (x) Liens in favor of Collateral Agent for the benefit of the Secured Parties and (y) Liens permitted pursuant to Section 6.2(n)), (c) to the extent such Cash or Cash Equivalents is held any Credit Party in escrow, trust or other fiduciary capacity for or on behalf of a client, borrower or customer of any Credit Party or any of its Affiliates.

“Restricted License” means any material license or other material agreement with respect to which any Credit Party or any Subsidiary is the licensee or licensor (a) that prohibits or otherwise restricts such Credit Party or such Subsidiary from granting a security interest in the interest of such Credit Party or such Subsidiary in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with Collateral Agent’s right to sell any Collateral; provided that Restricted Licenses shall not include off-the-shelf software and services, open source code, application programming interfaces (APIs) and/or other Intellectual Property that are made commercially available under shrink wrap or clickwrap licenses, online terms of service or use, or similar agreements that are not licensed, distributed or sold to customers, nor otherwise incorporated or embedded in any products.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Credit Party or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Credit Party or any of its Subsidiaries now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Credit Party or any of its Subsidiaries now or hereafter outstanding; (d) any payment or prepayment with respect to any earnout obligation or other deferred or contingent obligation of any Credit Party or any of its Subsidiaries incurred or crated in connection with any acquisition; (e) any payment of any management, consulting, advisory, transaction or similar fees payable to any holder of Capital Stock of any Credit Party or any of its Affiliates; and (f) any payment or prepayment of principal of, premium, if any, or interest, fees or other amounts on or with respect to, and any redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Indebtedness, any Indebtedness secured on a junior basis to the Obligations or any unsecured Indebtedness (including, without limitation, the Convertible Notes, and any payment or Cash, Cash Equivalents or other property other than in shares of common stock of Borrower in connection with the settlement of any conversion thereof in accordance with the terms thereof).

“Revolving Loan” has the meaning specified in Section 2.1(b).

“Revolving Commitment” means with respect to any Lender, to the extent any Lender has elected to make a Revolving Loan in its sole discretion, its Revolving Commitment set forth beside such Lender’s name under the applicable heading on Appendix A or in the applicable Assignment Agreement; provided that any Capitalized Interest in respect of Revolving Loans shall not reduce availability under the Revolving Commitment. The aggregate amount of the Revolving Commitments as of the Closing Date is One Hundred Five Million Dollars ($105,000,000).

“Revolving Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Revolving Loans of such Lender.

“Sanctioned Country” means, at any time, a country, territory or region that is, or whose government is, the subject or target of any Sanctions, including, as of the Closing Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea and Syria.

“Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by OFAC, the U.S. Department of the Treasury, or the U.S. Department of State), or by

the United Nations Security Council, the European Union or any EU member state, His Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority, (b) any Person located, operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled, directly or indirectly, by any such Person described in clause (a) or (b) of this definition.

“Sanctions” means sanctions or trade embargoes enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, U.S. Department of State, or U.S. Department of Commerce, (b) the United Nations Security Council, the European Union or any of its member states, His Majesty’s Treasury of the United Kingdom, or (c) any other relevant sanctions authority.

“Second Currency” has the meaning set forth in Section 10.23.

“Section 45X” means Section 45X of the Internal Revenue Code, including any proposed, temporary or final regulations issued, and any notices, rulings, and procedures published, by the U.S. Department of Treasury or the IRS in connection therewith.

“Secured Parties” means (a) Administrative Agent, (b) Collateral Agent, (c) each Lender, (d) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document, and (e) the successors and assigns of each of the foregoing.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Account” means (a) all “securities accounts” as defined in Article 8 of the UCC and (b) all of the accounts listed on Schedule 4 of the Pledge and Security Agreement under the heading “Securities Accounts” (as such Schedule may be amended or supplemented from time to time in accordance with the Pledge and Security Agreement).

“Securities Act” means the Securities Act of 1933.

“Securities Intermediary” means a “securities intermediary” (as such term is defined in the UCC).

“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of the Closing Date or any applicable date of issuance thereafter, by and among Borrower and Lenders (or any of their respective assignees or designees (including, without limitation, any Approved Fund)), pursuant to which Borrower shall issue Preferred Stock and Warrants in accordance with the terms thereof and hereof, as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time.

“Share Certificates” means, with respect to Capital Stock, the original share certificates (in physical form) representing such Capital Stock and the letters of allotment, if any, in relation to, and instruments from time to time received, receivable or distributed in respect of, or in exchange for, any such Capital Stock.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer of Borrower substantially in the form of Exhibit E-2.

“Solvent” means, with respect to any Person, that as of the date of determination, both (a)(i) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets, (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated (x) on the Closing Date or (y) as of such other date of determination with respect to any transaction contemplated or undertaken after the Closing Date, (iii) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise) and (iv) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they become due; and (b) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No.5).

“Specified Deferred Payments” means, collectively, those certain deferred payments to be made by Borrower to the specified credit support providers described therein as expressly set forth in Section 1 and Section 2 of the Atlas Side Letter.

“Specified Material Contracts” means each contract or agreement, or series of contracts or agreements relating to the same subject matter, to which Borrower or any of its Subsidiaries is a party (other than this Agreement or any other Credit Document) (a) involving aggregate consideration under all such contract(s) and agreement(s) payable by or to Borrower or any of its Subsidiaries to or by a specific Person or such Person’s Affiliates, of (x) prior to the date that is the two (2) year anniversary from the Closing Date, Ten Million Dollars ($10,000,000) or more in any calendar year, and (y) on or after the date that is the two (2) year anniversary from the Closing Date, Twenty Five Million Dollars ($25,000,000) or more in any calendar year, (b) relating to the lease or ownership of any Real Estate Asset where a manufacturing facility of a Credit Party or any Subsidiary is located that is material to the business of any Credit Party or Subsidiary (which, for the avoidance of doubt, includes the Turtle Creek Facility), and (c) for which the breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect (individually or in the aggregate).

“Springing Maturity Date” shall mean the 91st day prior to the Convertible Note Maturity Date.

“S&P” means Standard & Poor’s Financial Services LLC.

“Subordinated Indebtedness” means any Indebtedness of any Credit Party or any of its Subsidiaries which has been expressly subordinated to the Obligations in a manner and form satisfactory to Administrative Agent in its sole discretion, as to right and time of payment and as to any other rights and remedies thereunder.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Synthetic Lease” means a lease transaction under which the lease is accounted for as an “operating lease” by the lessee pursuant to FASB ASC 840 and the lessee is intended to be the “owner” of the leased property for federal income tax purposes.

“Synthetic Lease Obligations” means, with respect to any Person, the sum of (a) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication and (b) all purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the leased property at the end of the lease term.

“Tax Credit Project” means the production and sale of Znyth 3 battery units that constitute “qualifying battery components” or another “eligible component” (each, as defined in Section 45X), production and sale of Gen 2.3 battery units that constitute “qualifying battery components” or another “eligible component” or the production and sale of any other product (or component thereof) that constitute “qualifying battery components” or another “eligible component” that, in each case, (a) comply with all applicable requirements under Section 45X and (b) qualify for, and receive, Production Tax Credits.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” means the Initial Term Loan and each Delayed Draw Term Loan.

“Term Loan Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to Borrower in a principal amount not to exceed the amount set forth under the heading “Initial Commitment”, “Tranche 1 Commitment”, “Tranche 2 Commitment”, “Tranche 3 Commitment”, as the case may be, opposite such Lender’s name on Appendix A or in the applicable Assignment Agreement. The aggregate amount of the Term Loan Commitments as of the Closing Date is Two Hundred Ten Million Five Hundred Thousand Dollars ($210,500,000).

“Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided that, at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Loan Commitment.

“Total Prepayment Amount” has the meaning specified in the Fee Letter.

“Tranche 1 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite such Lender’s name on Appendix A.

“Tranche 2 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite such Lender’s name on Appendix A.

“Tranche 3 Commitment” means as to any Lender, the obligation of such Lender, if any, to make a Term Loan to Borrower in a principal amount not to exceed the amount set forth under the heading Tranche 3 Commitment opposite such Lender’s name on Appendix A.

“Trinity Indebtedness” means any Indebtedness incurred pursuant to or in connection with that certain Master Equipment Financing Agreement, dated as of September 30, 2021, between the Hi-Power, LLC and Trinity Capital Inc., including the guaranty by Borrower of such Indebtedness.

“Turtle Creek Facility” has the meaning specified in Section 2.3.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.15(g).

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland.

“Waivable Mandatory Prepayment” has the meaning specified in Section 2.11(b).

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 or any state or local equivalent law regarding mass layoffs, plant closings, or any similar large-scale employee termination events.

“Warrants” means, collectively, those certain warrants to purchase common stock issued from time to time by Borrower to Lenders or their assignees or designees (including, without limitation, any Approved Fund), as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time.

“Withholding Agent” means any Credit Party and Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by any Credit Party to Administrative Agent and the Lenders pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) shall (except as expressly set forth in Section 5.1(c)) be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(e), if applicable), subject to normal year-end adjustments. Subject to the foregoing, calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements. To the extent there are any changes in GAAP (or any changes in GAAP are implemented or take effect) after the date of this Agreement, if at any time such change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and Borrower or Administrative Agent shall so request, Administrative Agent and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP as in effect immediately prior to such change (or the implementation of such change) therein. Notwithstanding the foregoing, for purposes of determining compliance with the financial covenants contained in this Agreement, any election by any Credit Party to measure an item of Indebtedness using fair value (as permitted by Accounting Standards Codification Section 825-10 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Notwithstanding anything to the contrary in this Agreement, for purposes of determining compliance with any basket, accordion or incremental feature, test, or condition under any provision of this Agreement or any other Credit Document, no Credit Party may retroactively divide, classify, re-classify or deem or otherwise treat a historical transaction as having occurred in reliance on a basket or exception that was not available at the time of such historical transaction or if and to the extent that such basket or exception was relied upon for any later transaction. When used herein, the term “financial statements” shall be construed to include all notes and schedules thereto. Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be construed to mean “Borrower and its Subsidiaries on a consolidated basis” unless the context clearly requires otherwise. Except as otherwise provided therein, this Section 1.2 shall apply equally to each other Credit Document as if fully set forth therein, mutatis mutandis.

1.3 Interpretation, etc.

(a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

(b) References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. Any requirement for a referenced agreement, instrument, certificate or other document to be in “substantially” the form of an Appendix, Schedule, or Exhibit hereto means that such referenced document shall be in the form of such Appendix, Schedule, or Exhibit with such modifications to such form as are approved by Administrative Agent, and, in the case of any Collateral Document, Collateral Agent, in each case in such Agent’s sole discretion. The words “hereof”, “hereunder”, “hereby”, and words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(d) The word “will” shall be construed to have the same meaning and effect as the word “shall”.

(e) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) except as otherwise expressly provided herein, references to statutes, legislative acts, laws, regulations, and rules shall be deemed to refer to such statutes, acts, laws, regulations, and rules as in effect from time to time, including any amendments of the same and any successor statutes, acts, laws, regulations, and rules, unless any such reference is expressly limited to refer to any statute, act, law, regulation, or rule “as in effect on” a specified date and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, Securities, accounts and contract rights.

(f) The use herein of the words “continuing”, “continuance”, “existing”, or any words of similar import or derivatives of any such words in reference to any Event of Default means that such Event of Default has not been expressly waived.

(g) The terms lease and license shall be construed to include sub-lease and sub-license.

(h) Whenever the context may require, any pronoun shall be construed to include the corresponding masculine, feminine, and neuter forms.

(i) Unless otherwise expressly stated, if a Person may not take an action under this Agreement, then it may not take that action indirectly, or take any action assisting or supporting any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Person but is intended to have substantially the same effects as the prohibited action. Except as otherwise provided therein, this Section 1.3 shall apply equally to each other Credit Document as if fully set forth therein, mutatis mutandis.

1.4 Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, or disposition, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability companies (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, or disposition, or similar term, as applicable, to, of or with a separate Person.

2.   LOANS

2.1 Loans.

(a) Term Loan Commitments.

(i) Subject to the terms and conditions hereof, each Lender severally agrees to make (x) on the Closing Date, and Borrower agrees to draw, a Term Loan in an aggregate principal amount equal to such Lender’s Initial Commitment A (the “Initial Term Loan A”) and (y) no later than one (1) Business Day after the Closing Date, a Term Loan in an aggregate principal amount equal to such Lender’s Initial Commitment B (the “Initial Term Loan B” and, together with the Initial Term Loan A, the “Initial Term Loan”). Each Lender’s obligation to make the Initial Term Loan shall terminate immediately and without further action on the applicable Borrowing Date after giving effect to the making of the applicable Initial Term Loan on such Borrowing Date.

(ii) Subject to the terms and conditions hereof (including, without limitation, compliance with the applicable milestone event set forth in the Milestone Schedule), each Lender severally agrees to make, during the applicable Draw Period set forth in the Milestone Schedule, a Term Loan in an aggregate principal amount equal to such Lender’s Tranche 1 Commitment (the “Tranche 1 Term Loan”). Each Lender’s obligation to make the

Tranche 1 Term Loan shall terminate immediately and without further action on the earlier of (a) the applicable Borrowing Date after giving effect to the making of the Tranche 1 Term Loan on such Borrowing Date (if made) or (b) after the lapse of the applicable Draw Period set forth in the Milestone Schedule.

(iii) Subject to the terms and conditions hereof (including, without limitation, compliance with applicable milestone event set forth in the Milestone Schedule), each Lender severally agrees to make, during the applicable Draw Period set forth in the Milestone Schedule, a Term Loan in an aggregate principal amount equal to such Lender’s Tranche 2 Commitment (the “Tranche 2 Term Loan”). Each Lender’s obligation to make the Tranche 2 Term Loan shall terminate immediately and without further action on the earlier of (a) the applicable Borrowing Date after giving effect to the making of the Tranche 2 Term Loan on such Borrowing Date (if made) or (b) after the lapse of the applicable Draw Period set forth in the Milestone Schedule.

(iv) Subject to the terms and conditions hereof (including, without limitation, compliance with applicable milestone event set forth in the Milestone Schedule), each Lender severally agrees to make, during the applicable Draw Period set forth in the Milestone Schedule, a Term Loan in an aggregate principal amount equal to such Lender’s Tranche 3 Commitment (the “Tranche 3 Term Loan”). Each Lender’s obligation to make the Tranche 3 Term Loan shall terminate immediately and without further action on the earlier of (a) the applicable Borrowing Date after giving effect to the making of the Tranche 3 Term Loan on such Borrowing Date (if made) or (b) after the lapse of the applicable Draw Period set forth in the Milestone Schedule.

For the avoidance of doubt, the Lenders shall have no obligation to make the Term Loans under clauses (ii) through (iv) above unless or until the applicable milestone event set forth in the Milestone Schedule has been satisfied (or otherwise waived) in accordance with the terms thereof. Any Term Loan that is subsequently repaid or prepaid may not be reborrowed. All amounts owed hereunder with respect to any Term Loans, including the Total Prepayment Amount, shall be paid in accordance with the payment terms set forth herein (including, without limitation, payment terms with respect to interest payments set forth in Section 2.5 and mandatory prepayments, if any, set forth in Section 2.10) and in the Fee Letter, and, in any event, the Term Loan (inclusive of Capitalized Interest) shall be paid in full in Cash no later than the Maturity Date.

(b) Revolving Commitments. Subject to the terms and conditions hereof, any Lender may, in its sole discretion, agree from time to time during the Availability Period to make Loans (each, a “Revolving Loan”) to Borrower in an aggregate principal amount not to exceed such Lender’s Revolving Commitment. Revolving Loans may be prepaid, and subject to the terms and conditions hereof (including the agreement by a Lender to extend such Revolving Loan in its sole discretion), be reborrowed. All amounts owed hereunder with respect to any Revolving Loans shall be paid in accordance with the payment terms set forth herein (including, without limitation, payment terms with respect to interest payments set forth in Section 2.5) and, in any event, any Revolving Loan shall be paid in full in Cash no later than the Maturity Date. Notwithstanding anything to the contrary in this Agreement or in any other Credit Document, no Lender shall have any obligation to make any Revolving Loan available (inclusive of Capitalized Interest) to Borrower under this Agreement.

(c) Borrowing Mechanics.

(i) Borrower shall deliver to Administrative Agent a fully executed Borrowing Request no later than (1) 11:00 a.m. (New York City time) two (2) Business Days (or such shorter period as Administrative Agent may agree in its sole discretion) for the Borrowing of the Initial Term Loan on the Closing Date and (2) 11:00 a.m. (New York City time) twelve (12) Business Days (or such shorter period as Administrative Agent may agree in its sole discretion) prior to the proposed Borrowing Date of any Delayed Draw Term Loans or Revolving Loan, and with respect to a Revolving Loan, evidence satisfactory to Administrative Agent confirming such Lender’s agreement to provide the requested Revolving Loan. Each Borrowing Request shall be irrevocable; provided that, without limiting Section 3.2(e), Borrowing Requests for a Delayed Draw Term Loan may be expressly conditioned upon the compliance with the applicable milestone event set forth in the Milestone Schedule, in each case, to the extent that Borrower reasonably believes (at such time and continuing through the Borrowing Date) such milestone event will be achieved or satisfied in accordance with the terms thereof. Promptly upon receipt by Administrative Agent of such Borrowing Request for Term Loans, Administrative Agent shall notify each Lender of the proposed borrowing.

(ii) Each Lender shall make its Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the Closing Date (or such later time as Administrative Agent may agree in its sole discretion), by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Upon

satisfaction or waiver of the conditions precedent specified herein and receipt of all funds requested in the applicable Borrowing Request, Administrative Agent shall make the proceeds of the Term Loans available to Borrower on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Term Loans received by Administrative Agent from Lenders to be credited by wire transfer to the account of Borrower as may be designated in writing to Administrative Agent by Borrower in said Borrowing Request. Upon satisfaction or waiver of the conditions precedent specified herein (including, without limitation, a Lender’s irrevocable, binding agreement to extend a Revolving Loan expressly referencing this Section and its irrevocable election pursuant to this Agreement) and receipt of all funds requested in the applicable Borrowing Request from the Lender agreeing to provide such Revolving Loan, Administrative Agent shall make the proceeds of the Revolving Loan available to Borrower on the Borrowing Date by causing an amount of same day funds in Dollars equal to the proceeds of each such Revolving Loan received by Administrative Agent from such Lender(s) to be credited by wire transfer to the account of Borrower as may be designated in writing to Administrative Agent by Borrower in said Borrowing Request.

2.2 Pro Rata Shares. All Term Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Term Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Term Loan requested hereunder or purchase a participation required hereby.

2.3 Use of Proceeds. The proceeds of the Loans shall be used to (i) fund Capital Expenditures incurred in connection with the development, design, construction, installation and operation of the Credit Parties’ Znyth 3 battery automation production lines located at the manufacturing facility in Turtle Creek, Pennsylvania (the “Turtle Creek Facility”), in each case, strictly in accordance with the CapEx Budget and Section 6.3, (ii) fund working capital needs of Borrower strictly in accordance with the CapEx Budget, (iii) with respect to the Initial Term Loan A, repay all Indebtedness owing under the Atlas Facility as contemplated by Section 3.1(a)(xviii), together with fees and expenses due and owing thereunder and (iv) pay fees, costs and expenses payable by Borrower in connection with the transactions under this Agreement and the other Credit Documents; provided that, upon request by Administrative Agent, Borrower shall promptly (and in any event within two (2) Business Days) provide evidence (which shall be satisfactory to Administrative Agent in its sole discretion) of Borrower’s compliance with the foregoing. No portion of the proceeds of any Loan shall be used in any manner that causes or might cause such Loan or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Federal Reserve Board or any other regulation thereof or to violate the Exchange Act.

2.4 Evidence of Debt; Register; Lenders’ Books and Records; Notes.

(a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Borrower to such Lender, including the amounts of the Loans made by it (including Capitalized Interest) and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Commitments or Borrower’s Obligations in respect of any Loans; provided, further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.

(b) Notes. If so requested by any Lender by written notice to Borrower at least two (2) Business Days prior to the Closing Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Loans.

2.5 Interest on Loans.

(a) Except as otherwise set forth herein, all Loans (including any Capitalized Interest) and all other Obligations (to the extent not paid when due) shall bear interest from and including the date when made to the date of repayment (whether by acceleration or otherwise) at a rate equal to 15% per annum; provided that if Borrower is not permitted to issue its Series B Preferred Stock as contemplated herein and the Securities Purchase Agreement on or before September 19, 2024, then the applicable interest rate per annum shall be increased as set forth below commencing on the first day of each Applicable Period and continuing until the date on which Borrower is permitted to issue its Series B Preferred Stock as contemplated herein and the Securities Purchase Agreement (the “Approval Date”) (as adjusted, the “Interest Rate”).

Applicable Period	Interest Rate
September 20, 2024 to October 19, 2024	16%
October 20, 2024 to November 18, 2024	17%
November 19, 2024 to December 18, 2024	18%
December 19, 2024 to January 17, 2025	19%
January 18, 2025 to the Approval Date	20%

(b) Except as otherwise set forth herein, interest on each Loan shall be payable in arrears (i) daily (unless the cash interest election has been made or deemed made pursuant to Section 2.5(d)), (ii) upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid, and (iii) at maturity, including final maturity.

(c) Interest payable shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan (or, in the case of Capitalized Interest, the date of such capitalization, which is daily on each calendar day) shall be included, and the date of payment in cash of such Loan, shall be excluded; provided that, if a Loan is repaid on the same day on which it is made, one (1) day’s interest shall be paid on that Loan. In computing interest on any other Obligation, the date such Obligation is due and payable shall be included, and the date of payment of such Obligation shall be excluded; provided, further, that, if such Obligation is repaid on the same day on which it is due and payable, no interest shall accrue thereon.

(d) All accrued and unpaid interest on the Loans (other than interest accruing at the Default Rate which, for the avoidance of doubt, shall be payable in cash on demand by Administrative Agent) shall be due and payable, in arrears, on a daily basis as compounded interest, added on a daily basis to the then outstanding principal balance of the Loans, which thereafter accrues interest at the then applicable rate (each such addition, “Capitalized Interest”); provided that Borrower may elect to pay interest in cash in arrears for any calendar month by providing written notice to Administrative Agent (in form and substance satisfactory to Administrative Agent in its sole discretion) at least five (5) Business Days prior to the end of such calendar month (in which case the interest for such month shall not be capitalized and shall instead be paid in cash on the last calendar day of each month (or, if such date is not a Business Day, on the next Business Day, including interest to, but excluding, such Business Day)); provided, further, that upon the occurrence and continuance of a Default or Event of Default, Borrower shall be deemed to have made such election and all interest shall be due and payable in cash as set forth in the preceding proviso. Interest shall also be paid on the date of any payment or prepayment of the Loans. All Capitalized Interest shall constitute additional principal on the Loans and shall begin accruing interest thereon commencing on the date on which such Capitalized Interest is added to the principal amount of the Loans on a daily basis each calendar day. Notwithstanding anything herein to the contrary, all interest due and payable on the date that the entire then outstanding principal amount of the Loans becomes due and payable (including, without limitation, all Capitalized Interest), whether at maturity, by acceleration or otherwise, shall be due and payable in full in cash on such date. All amounts (including fees, costs, expenses, indemnification obligations or other amounts payable hereunder or under any other Credit Document) shall constitute Obligations secured by the Collateral and, if not paid in cash when due, shall bear interest at the rate then applicable to Loans. Any portion of such interest that has accrued pursuant to this Section 2.5 that is not permitted to be capitalized pursuant to this clause (d) shall be paid in cash.

(e) Each determination of an interest rate by Administrative Agent pursuant to any provision of this Agreement or any other Credit Document shall be conclusive and binding on Borrower and the Lenders in the absence of manifest error.

2.6 Default Interest. Automatically upon the occurrence and during the continuance of any Event of Default, the principal amount of all Loans outstanding (inclusive of any Capitalized Interest) and, to the extent permitted by applicable law, any accrued and unpaid interest on the Loans and all Obligations (to the extent not paid when due) owed under any Credit Document, shall bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable Debtor Relief Laws) payable on demand at a rate (the “Default Rate”) that is five percent (5.00%) per annum in excess of the Interest Rate. Payment or acceptance of the increased rates of interest provided for in this Section 2.6 is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or otherwise prejudice or limit any rights or remedies of any Agent or Lender. Default interest payable pursuant to this Section 2.6 shall be computed on the basis of a 360-day year, for the actual number of days elapsed in the period during which it accrues. Interest at the Default Rate shall be payable in cash on demand.

2.7 Fees. Borrower shall pay to Agents and Lenders (as applicable) all fees in the amounts and at the times set forth in the Fee Letter.

2.8 Amortization Payments. Commencing on July 31, 2026, Borrower shall repay to Administrative Agent the aggregate principal amount of the Term Loans outstanding on the last day of each calendar month in equal installments of one half of one percent (0.50%) of the aggregate outstanding balance of the Term Loans (inclusive of Capitalized Interest), together with any fees required to be repaid pursuant to the Fee Letter; provided that the remaining outstanding balance of Term Loans (inclusive of Capitalized Interest) shall be repaid on the Maturity Date, together with the accrued and unpaid interest thereon, and, notwithstanding the foregoing, all remaining Obligations (including, without limitation, all fees payable pursuant to the Fee Letter) relating to the Loans shall be immediately due and payable on the Maturity Date.

2.9 Voluntary Prepayments.

(a) Term Loans. Except as expressly provided in Section 2.8 and Section 2.10, at any time on or prior to June 21, 2027, Borrower may not prepay any Term Loans (whether in whole or in part) unless Administrative Agent consents to any such prepayment in its sole discretion. At any time after June 21, 2027, Borrower may prepay the Term Loans on any Business Day, in whole or in part, by giving written notice to Administrative Agent (and Administrative Agent will promptly notify each Lender) no later than 11:00 a.m. (New York City time) twelve (12) Business Days prior to the date of such prepayment, in each case, together with any fees required to be repaid pursuant to the Fee Letter. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of the Term Loans or portion thereof to be prepaid. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice. Each partial prepayment of the Term Loans shall be in an amount not less than Twenty Million Dollars ($20,000,000) and integral multiples of Ten Million Dollars ($10,000,000) in excess of that amount. Any such voluntary prepayment shall be applied as specified in Section 2.11(a).

(b) Revolving Loans. Borrower may prepay the Revolving Loans on any Business Day, in whole or in part, by giving written notice to Administrative Agent (and Administrative Agent will promptly notify each Lender) no later than 11:00 a.m. (New York City time) twelve (12) Business Days prior to the date of such prepayment, in each case, together with any accrued and unpaid interest and any fees required to be repaid pursuant to the Fee Letter. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of the Revolving Loans or portion thereof to be prepaid. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice. Each partial prepayment of the Revolving Loans shall be in an amount not less than One Million Dollars ($1,000,000) and integral multiples of One Million Dollars ($1,000,000) in excess of that amount. Any such voluntary prepayment shall be applied as specified in Section 2.11(a).

2.10 Mandatory Prepayments.

(a) Asset Sales. No later than the second (2nd) Business Day following the date of receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds in respect of any Asset Sale in excess of Three Million Dollars ($3,000,000) in the aggregate in any Fiscal Year, Borrower shall prepay the Term Loans as set forth in Section 2.11(a) in an aggregate amount equal to 100% of such Net Cash Proceeds; provided, that, upon written notice by the Borrower to the Administrative Agent not more than two (2) Business Days following receipt of such Net Cash Proceeds, such Net Cash Proceeds shall be excluded from the prepayment requirements of this 2.10(a) if (x) the Borrower shall deliver to the Administrative Agent a certificate to the effect that the Borrower intends to apply the Net Cash Proceeds (or a portion thereof specified in such notice) to reinvest such Net Cash Proceeds in long term assets used or useful in the business of the Credit Parties within one hundred eighty (180) days after receipt of such Net Cash Proceeds (any such event, a “Asset Sale Reinvestment”), and certifying therein that no Event of Default exists prior to giving such notice and prior to or after giving effect to such Asset Sale Reinvestment, and (y) within one hundred eighty (180) days from the date of receipt of such Net Cash Proceeds, such Net Cash Proceeds shall be applied to such Asset Sale Reinvestment; provided, further, however, that the amount of such Net Cash Proceeds (i) that the Borrower or the applicable Credit Party or Subsidiary of any Credit Party shall have determined not to, or shall have otherwise ceased to, or is not able to, by operation of contract or law or otherwise (including not being able to make the certifications required pursuant to this clause (i) above), apply toward an Asset Sale Reinvestment or (ii) that have not been so applied toward an Asset Sale Reinvestment by the end of such one hundred eighty (180)-day period, in each case shall be applied to a mandatory prepayment of the Loans pursuant to this Section 2.10(a); provided, further, that no prepayment under this clause (a) shall be required for any Permitted Tax Credit Transaction consisting solely of an outright sale of such Production Tax Credits to a third party that is not an Affiliate and not in connection with a securitization or other financing transaction (it being understood, for the avoidance of doubt, that Net Cash Proceeds from any Permitted Tax Credit Transaction that is a securitization or other financing transaction shall be subject to prepayment pursuant to this clause (a)).

(b) Insurance/Condemnation Proceeds. No later than the second (2nd) Business Day following the date of receipt by any Credit Party or any of its Subsidiaries (and immediately upon the direct receipt by Collateral Agent as lender loss payee of any Net Cash Proceeds of the type described in this clause (b) of the definition thereof), Borrower shall prepay the Term Loans as set forth in Section 2.11(a) in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds of the type described in clause (b) of the definition thereof; provided, that, with respect to Net Cash Proceeds of the type described in this clause (b), upon written notice by Borrower to Administrative Agent not more than two (2) Business Days following receipt of such Net Cash Proceeds, such Net Cash Proceeds shall be excluded from the prepayment requirements of this clause (b) if (i) Borrower shall deliver to Administrative Agent a certificate to the effect that Borrower intends to apply the Net Cash Proceeds (or a portion thereof specified in such notice) to reinvest such Net Cash Proceeds to restore or replace any assets affected by the related casualty event, within three hundred sixty five (365) days after receipt of such Net Cash Proceeds (any such event, an “Insurance/Condemnation Reinvestment”), and certifying therein that no Default or Event of Default exists prior to giving such notice and prior to or after giving effect to such Insurance/Condemnation Reinvestment, and (ii) within three hundred sixty five (365) days from the date of receipt of such Net Cash Proceeds, such Net Cash Proceeds shall be applied to such Insurance/Condemnation Reinvestment; provided, however, that the amount of such Net Cash Proceeds (x) that Borrower or the applicable Credit Party or Subsidiary of any Credit Party shall have determined not to, or shall have otherwise ceased to, or is not able to, by operation of contract or law or otherwise (including not being able to make the certifications required pursuant to clauses (b)(i) and (ii) above), apply toward an Insurance/Condemnation Reinvestment or (y) that have not been so applied toward an Insurance/Condemnation Reinvestment by the end of such three hundred sixty five (365)-day period, in each case shall be applied to a mandatory prepayment of the Term Loans pursuant to this clause (b).

(c) Issuance of Debt. On the date of receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of any Credit Party or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Borrower shall prepay the Term Loans as set forth in Section 2.11(a) in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds.

(d) Extraordinary Receipts. No later than the second (2nd) Business Day following the date of receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds in respect of any Extraordinary Receipt in excess of Five Million Dollars ($5,000,000) in the aggregate in any Fiscal Year, Borrower shall prepay the Term Loans as set forth in Section 2.11(a) in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds; provided that no prepayment under this clause (d) shall be required for any Permitted Tax Credit Transaction consisting solely of an outright sale of such Production Tax Credits to a third party that is not an Affiliate and not in connection with a securitization or other financing transaction (it being understood, for the avoidance of doubt, that Net Cash Proceeds from any Permitted Tax Credit Transaction that is a securitization or other financing transaction shall be subject to prepayment pursuant to this clause (d)).

(e) Excess Cash Flow. Within twelve (12) Business Days of the date of delivery of the audited financial statements pursuant to Section 5.1(a) (or, if not delivered, the date on which such audited financial statements were required to have been delivered pursuant to Section 5.1(a)), Borrower shall prepay Loans in an aggregate amount equal to Excess Cash Flow for such Fiscal Year multiplied by the ECF Percentage(s) applicable to such Excess Cash Flow for such Fiscal Year; provided that such amount shall be reduced by the aggregate amount of: (i) voluntary prepayments of principal of Term Loans during such Fiscal Year and (ii) Capital Expenditures made in cash during such period to the extent in accordance with the CapEx Budget (other than Capital Expenditures that were financed with the proceeds of Indebtedness or issuances of Capital Stock of Borrower); provided, further, that such amount shall be subject to further reduction €as necessary to ensure that, (i) in the case of the first occurrence of a prepayment required under this clause (e) due to Excess Cash Flow exceeding zero Dollars ($0) for such Fiscal Year, immediately after giving effect to such payment the aggregate amount of Cash and Cash Equivalents held by Borrower and its Subsidiaries is not less than Thirty Million Dollars ($30,000,000), (ii) in the case of the second occurrence of a prepayment required under this clause (e) due to Excess Cash Flow exceeding zero Dollars ($0) for such Fiscal Year, immediately after giving effect to such payment the aggregate amount of Cash and Cash Equivalents held by Borrower and its Subsidiaries is not less than Forty Million Dollars ($40,000,000) and (iii) in the case of the each subsequent occurrence of a prepayment required under this clause (e) due to Excess Cash Flow exceeding zero Dollars ($0) for such Fiscal Year, immediately after giving effect to such payment the aggregate amount of Cash and Cash Equivalents held by Borrower and its Subsidiaries is not less than Fifty Million Dollars ($50,000,000). Borrower shall include reasonably detailed calculations of Excess Cash Flow and the prepayment amount (including any component thereof) in the Compliance Certificate required to be delivered with such financial statements and otherwise in accordance with clause (f) below. If such audited financials are not available or not delivered as required, Agent may elect to calculate Excess Cash Flow with reference to the December 31 quarterly financials or monthly financials, as determined by Agent in its sole discretion.

(f) Prepayment Certificate. By or before 12:00 p.m. (New York City time) at least twelve (12) Business Days prior to any prepayment under this Section 2.10 or as soon as practicable thereafter, Borrower shall deliver written notice to Administrative Agent providing the proposed date of the prepayment, a reasonably detailed calculation of the prepayment and the sub-clause of this Section 2.10 pursuant to which the payment is being made. Concurrently with any prepayment of the Term Loans pursuant to Sections 2.10(a) through 2.10(e) or as soon as practicable thereafter, Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable Net Cash Proceeds or Excess Cash Flow (as the case may be), and the Total Prepayment Amount owing to Lenders under the Fee Letter, if any, as the case may be. In the event that Borrower shall subsequently determine that the actual amount received by the Credit Parties or their Subsidiaries exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Term Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

(g) Prepayments Generally. Nothing contained in this Section 2.10 shall permit any Credit Party or any of its Subsidiaries to take any action that is otherwise prohibited by the terms and conditions of this Agreement.

2.11 Application of Prepayments/Reductions.

(a) Application of Prepayments by Type of Loans. Any voluntary prepayments of Loans pursuant to Section 2.9 and any mandatory prepayment of any Term Loan pursuant to Section 2.10 shall be applied as follows:

first, to the payment of all fees, costs, indemnities or other expenses then due pursuant to this Agreement or in any other Credit Document (including, without limitation, expenses and indemnities specified in Sections 2.10 and 10.3), to the full extent thereof;

second, to the payment of any accrued interest at the Default Rate, if any;

third, to the payment of any accrued interest (other than Default Rate interest);

fourth, to the payment of, as applicable, the Total Prepayment Amount, if any, on any Loan;

fifth, except as otherwise set forth in Section 2.11(b) in connection with any Waivable Mandatory Prepayment, to prepay Term Loans (inclusive of any Capitalized Interest) on a pro rata basis (in accordance with the respective outstanding principal amounts thereof);

sixth, other than with respect to any mandatory prepayment required by Section 2.10, to prepay Revolving Loans (inclusive of any Capitalized Interest) on a pro rata basis (in accordance with the respective outstanding principal amounts thereof);

seventh, to the payment in full of all other Obligations; and

eighth, upon satisfaction in full of all Obligations, to Borrower or as otherwise required by law.

Subject to items “first” through “seventh” preceding, Administrative Agent shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

(b) Waivable Mandatory Prepayment. In the event a Credit Party (or any of its Subsidiaries) is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Term Loans, not less than twelve (12) Business Days prior to the date (or such shorter period permitted by Administrative Agent in its sole discretion or as may be required due to the later occurrence of the event giving rise to such requirement) (the “Required Prepayment Date”) on which any Credit Party (or any of its Subsidiaries) is required to make such Waivable Mandatory Prepayment, Borrower shall notify Administrative Agent of the amount of such prepayment in accordance with the requirements set forth in Section 2.10(f), and Administrative Agent will thereafter notify each Lender holding an outstanding Term Loan of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to Administrative Agent of its election to do so on or before 12:00 p.m. (New York City time) the first (1st) Business Day prior to the Required Prepayment Date (it being understood that any Lender which does not notify Administrative Agent of its election to exercise such option on or before 12:00 p.m. (New York City time) the first (1st) Business Day prior to the Required Prepayment Date shall be deemed not to have elected to exercise such option). On the Required Prepayment Date, Borrower shall (or cause any Subsidiary to) pay to Administrative Agent an amount (the “Required Mandatory Prepayment Amount”) equal to (x) the amount of the Waivable Mandatory Prepayment less (y) an amount equal to that portion of the Waivable Mandatory Prepayment that would otherwise be payable to those Lenders that have elected to exercise such option. The Required Mandatory Prepayment Amount shall be applied to prepay the Term Loans of those Lenders that have elected (or have been deemed to have elected) not to exercise such option (which prepayment shall be applied in accordance with Section 2.11(a)). Such Required Mandatory Prepayment Amount shall include any fees payable pursuant to the Fee Letter (including without limitation the applicable Total Prepayment Amount).

2.12 General Provisions Regarding Payments.

(a) All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars in immediately available funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent, for the account of Lenders, not later than 12:00 p.m. (New York City time) on the date due at the Principal Office designated by Administrative Agent. For purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day (unless determined otherwise by Administrative Agent in its sole discretion).

(b) All payments in respect of the principal amount of any Loan shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.

(c) Administrative Agent shall promptly distribute to each Lender at such address or account as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due with respect thereto, including all fees payable with respect thereto, to the extent received by Administrative Agent.

(d) Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

(e) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate reasonably determined by Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) Any payment by or on behalf of Borrower hereunder that is not made in same day funds prior to 11:00 a.m. (New York City time) shall be a non-conforming payment (unless determined otherwise by Administrative Agent in its sole discretion). Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt written notice to Borrower and each applicable Lender (which may be by electronic mail) if any payment is non-conforming. Any non-conforming payment may constitute or become an Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such payment is actually received by Administrative Agent (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) from the date such amount was due and payable until the date such amount is paid in full and from and after the date such non-conforming payment constitutes an Event of Default such interest shall accrue at the Default Rate determined pursuant to Section 2.6.

(g) If an Event of Default shall have occurred and not otherwise been waived, and the Obligations have become due and payable in full hereunder, whether by acceleration, maturity or otherwise, all payments or proceeds received by any Agent hereunder or under any Collateral Document in respect of any of the Obligations, including, but not limited to all proceeds received by any Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral, shall be applied in full or in part as follows: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to each Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by any Agent in connection therewith, and all amounts for which any Agent is entitled to indemnification hereunder or under any Collateral Document (in its capacity as an Agent and not as a Lender) and all advances made by any Agent under any Collateral Document (including, without limitation, any Administrative Agent Advances) for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by any Agent in connection with the exercise of any right or remedy hereunder or under any Collateral Document, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Obligations for the ratable benefit of the Lenders; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.13 Ratable Sharing. Lenders hereby agree among themselves that, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code or other applicable Debtor Relief Laws, receive payment or reduction of a proportion of the aggregate amount of principal, interest and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.13 shall not be construed to apply to (a) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement or the Fee Letter or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it in accordance with the express terms of this Agreement.

2.14 Increased Costs; Capital Requirements.

(a) Compensation for Increased Costs. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its Loans, Loan principal, Commitments, or other obligations under the Credit Documents, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such other Recipient, Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements; Certificates for Reimbursement; Delay in Requests.

(i) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time, Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(ii) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 2.14(a) or 2.14(b) and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(iii) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to Section 2.14(a) or 2.14(b) shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.14 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine month period referred to above shall be extended to include the period of retroactive effect thereof).

2.15 Taxes; Withholding, etc.

(a) Defined Terms. For purposes of this Section 2.15, the term “applicable law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.15) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by Borrower. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by Borrower. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that a Credit Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this Section 2.15(e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 2.15, such Credit Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment satisfactory to Administrative Agent in its sole discretion.

(g) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of U.S withholding Tax with respect to payments made under any Credit Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.15(g)(ii)(A), 2.15(g)(ii)(B) and 2.15(g)(ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made;

(D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(E) Administrative Agent, and any successor or supplemental Administrative Agent, shall deliver to Borrower, on or prior to the date on which it becomes Administrative Agent, either (x) a properly completed and duly signed copy of IRS Form W-9 or (y) a properly completed and duly signed copy of IRS Form W-8ECI with respect to payments to be received under the Credit Documents for its own account and a properly completed and duly signed copy of IRS Form W-8IMY evidencing its agreement with Borrower to be treated as a U.S. person for U.S. federal withholding tax purposes.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.15 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Tax Treatment. The Credit Parties and the Lenders hereby acknowledge and agree that, for U.S. federal income tax purposes,

(i) Each Term Loan shall be treated as debt (and not as equity) under Section 385 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder, and shall be treated as a debt instrument that is not a “contingent payment debt instrument” within the meaning of Treasury Regulation Section 1.1275-4;

(ii) Each draw of the Term Loan and concurrent issuance of Equity Instruments constitutes an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code.

(iii) As soon as reasonably practicable (and in no event later than ten (10) Business Days) after the Closing Date with respect to the Initial Term Loan, and at least ten (10) Business Days prior to each closing of a Delayed Draw Term Loan, Borrower shall deliver to the Administrative Agent its proposed determination, which determination shall be made reasonably and in good faith, of the issue price of the applicable Term Loan in accordance with Treasury Regulations Section 1.1273-2(h)(1) together with supporting calculations (including the fair market value of the Equity Instruments being issued in connection with such Term Loan), and Borrower shall consider in good faith Administrative Agent’s comments to such proposed determination;

(iv) Borrower and the Lenders shall report all income tax matters with respect to the Term Loans and Equity Instruments consistent with U.S. federal income tax treatment and issue price determinations provided for by this Section 2.15(i), and shall not take any action or file any Tax return, report or declaration inconsistent therewith, unless: (x) otherwise required by a final determination within the meaning of Section 1313 of the Internal Revenue Code, or (y) a Lender notifies Borrower that it is taking a different position and properly discloses such position in accordance with Treasury Regulations Section 1.1273-2(h)(2).

(j) Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations under any Credit Document.

2.16 Defaulting Lenders.

(a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders and as set forth in Section 10.5(b) and Section 10.5(e); and

(ii) Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise) or received by Administrative Agent from a Defaulting Lender pursuant to Section 10.4 shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; third, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

2.17 Mitigation of Obligations. If any Lender requests compensation under Section 2.14(a) or 2.14(b), or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.15 as the case may be, in the future, (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender and (iii) would not otherwise adversely affect the Loans or Commitments, as applicable, of such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

3.   CONDITIONS PRECEDENT

3.1 Closing Date.

(a) The obligation of each Lender to make the Initial Term Loan A on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:

(i) Credit Documents. Administrative Agent shall have received copies of (i) each Credit Document, duly executed and delivered by each applicable party thereto, (ii) the Master Intercompany Note duly executed and delivered by the parties thereto, and (iii) each Equity Instrument required to be issued on the Closing Date has been duly authorized, validly issued and delivered by Borrower and duly executed by the parties thereto, in each case, in form and substance satisfactory to Administrative Agent and the Lenders in their sole discretion.

(ii) Organizational Documents; Incumbency. Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Closing Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors, sole member or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date and the issuance of all Equity Instruments from time to time required by the Credit Documents, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation dated as of a recent date prior to the Closing Date; and (v) such other documents as Administrative Agent may reasonably request.

(iii) Organizational and Capital Structure. The organizational structure and capital structure of Borrower and its Subsidiaries shall be as set forth on Schedule 4.2.

(iv) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the execution, delivery and performance of the Credit Documents to which such Credit Party is a party and the transactions contemplated by the Credit Documents, and each of the foregoing shall be in full force and effect and in form and substance satisfactory to Administrative Agent in its sole discretion. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(v) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the personal property Collateral, Collateral Agent shall have received:

(A) evidence satisfactory to Collateral Agent of the compliance by each Credit Party of its obligations under the Pledge and Security Agreement, the Intellectual Property Security Agreements and the other Collateral Documents (including, without limitation, its obligations to authorize or execute, as the case may be, and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(B) a completed Perfection Certificate dated as of the Closing Date and executed by an Authorized Officer of each Credit Party, together with all attachments contemplated thereby, including (A) the results of a recent search, by a Person satisfactory to Collateral Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the jurisdictions specified in the Perfection Certificate, together with copies of all such filings disclosed by such search, and (B) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search or otherwise in existence (other than any such financing statements in respect of Permitted Liens), and (C) evidence satisfactory to Collateral Agent of the termination and release of all Liens (other than Permitted Liens) or that arrangements for such terminations and release have been made;

(C) any Share Certificates representing shares of Capital Stock owned by or on behalf of any Credit Party constituting Collateral as of the Closing Date, together with undated stock powers (or their equivalent) with respect thereto executed in blank;

(D) opinions of counsel with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Credit Party is organized as Collateral Agent may reasonably request, in each case in form and substance satisfactory to Collateral Agent in its sole discretion; and

(E) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including without limitation, any intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1(b)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.

(vi) CapEx Budget, 13-Week Forecast, and Cash reports. Lenders shall have received from Borrower the CapEx Budget, the 13-Week Forecast, and a detailed sources and uses for proceeds from the Initial Term Loan (including all aged payables), in each case, in form and substance satisfactory to Administrative Agent in its sole discretion.

(vii) Evidence of Insurance. Collateral Agent shall have received a certificate from Credit Parties’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.5 is in full force and effect, together with endorsements naming Collateral Agent, on behalf of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.5.

(viii) Opinions of Counsel to Credit Parties. Agents, Lenders and their respective counsel shall have received the favorable written opinions of Haynes & Boone LLP, counsel for Credit Parties, as to such matters as Administrative Agent may reasonably request, dated as of the Closing Date and otherwise in form and substance satisfactory to Administrative Agent in its sole discretion (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders).

(ix) Fees. Borrower shall have paid all fees payable to the Lenders pursuant to the Fee Letter.

(x) Solvency Certificate. Administrative Agent shall have received a Solvency Certificate from the chief financial officer of Borrower dated as of the Closing Date and addressed to Administrative Agent and Lenders, and in form, scope and substance satisfactory to Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of the transactions contemplated by the Loans to be made on the Closing Date, Borrower and its Subsidiaries are and will be Solvent.

(xi) Closing Date Certificate. Borrower shall have delivered to Administrative Agent an executed Closing Date Certificate, together with all attachments thereto, which shall include (without limitation) certifications with respect to clauses (a)(xii), (xvi), (xvii) and (xix) of this Section 3.1 and Section 3.2(c).

(xii) Compliance. Immediately prior to and after giving effect to the Borrowing of the Initial Term Loan (and the application of the proceeds therefrom), each Credit Party shall be in compliance with all the terms and provisions set forth herein and in each other Credit Document on its part to be observed or performed, including all financial covenants set forth in Section 6.8.

(xiii) Atlas Facility. Administrative Agent shall have received a fully executed Payoff Letter satisfactory to Administrative Agent in its sole discretion confirming that, subject to receipt of the Interest Escrow Amount and the Agreed Payoff Amount (each as defined in the Payoff Letter), all obligations owing by any Credit Party or its Subsidiaries in respect of the Atlas Facility shall be deemed repaid in full (other than the Specified Deferred Payments) and that all Liens and other obligations in respect thereof (and any rights or licenses granted to any lender or other third party in connection therewith) shall be released and terminated. The executed joint written termination notice of the Three-Party Escrow Service Agreement between Eos Energy Technology Holdings LLC, ACP Post Oak Credit I LLC and NCC Group Software Resilience (NA) LLC dated July 29, 2022 shall have been executed and delivered.

(xiv) [Reserved]

(xv) Due Diligence. Administrative Agent shall have completed its business, legal, market and collateral due diligence, in each case, the results of each of which shall be satisfactory to Administrative Agent in its sole discretion.

(xvi) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the sole discretion of Administrative Agent, singly or in the aggregate, materially impairs the consummation of the transactions contemplated hereunder or any of the other transactions contemplated by the Credit Documents, or that could reasonably be expected to have a Material Adverse Effect (individually or in the aggregate).

(xvii) No Material Adverse Change. Since December 31, 2023, no event, circumstance, development or change shall have occurred that has resulted in or caused, or could reasonably be expected to result in or cause, either individually or in the aggregate, a Material Adverse Effect.

(xviii) U.S. Patriot Act and Similar Disclosures. The Agent and each Lender shall have received at least five (5) Business Days prior to the Closing Date (a) all documentation and other information about Borrower and the Guarantors as has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date by Administrative Agent or the Lenders that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (b) a Beneficial Ownership Certification from each Credit Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

(xix) Accuracy of Representations and Warranties. The representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date of this Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date.

(b) The obligation of each Lender to make the Initial Term Loan B no later than one (1) Business Day after the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before such Borrowing Date:

(i) Atlas Facility. The Termination Date (as defined in the Payoff Letter) shall have occurred.

(ii) Fees. Borrower shall have paid all fees payable pursuant to the Fee Letter and all reasonable fees, costs and expenses of Agents and the Lenders party hereto incurred in connection with the negotiation, preparation and execution of this Agreement, including, without limitation, all reasonable legal fees and expenses of Cooley LLP, counsel to Administrative Agent.

(iii) Equity Instruments. Borrower shall have issued to the Lenders or their assignees or designees (including without limitation any Approved Fund) Equity Instruments such that, after giving effect to such issuance, the Equity Instruments Coverage Condition is satisfied, as determined by Administrative Agent and the Lenders in their sole discretion.

3.2 All Borrowings. The obligation of each Lender to make a Loan is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before each Borrowing Date:

(a) Borrowing Request. Administrative Agent shall have received (i) a Borrowing Request for the relevant Borrowing as required by Section 2.1(c), duly executed by an Authorized Officer of Borrower and (ii) with respect to any Revolving Loan, evidence satisfactory to Administrative Agent confirming such Lender’s agreement to provide the requested Revolving Loan.

(b) Accuracy of Representations and Warranties. The representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on the date of the Borrowing Request and as of the Borrowing Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date.

(c) No Defaults. As of the date the Borrowing Request and at the time of and after giving effect to each Borrowing, no event, fact or circumstance exists that constitutes a Default or an Event of Default.

(d) No Material Adverse Change. As of the date the Borrowing Request and at the time of and after giving effect to each Borrowing, no event, circumstance, development or change (either individually or in the aggregate) shall have occurred that has resulted in or caused, or could reasonably be expected to result in or cause, a Material Adverse Effect.

(e) Milestones. With respect to each Delayed Draw Term Loan, Administrative Agent and the Lenders shall have received evidence demonstrating that Borrower has satisfied the milestone set forth in the Milestone Schedule applicable to such tranche of Delayed Draw Term Loans, as determined by Administrative Agent and the Lenders in their sole discretion.

(f) CapEx Budget. With respect to each Delayed Draw Term Loan, Administrative Agent and the Lenders shall have received evidence demonstrating that there has been no adverse deviation from the CapEx Budget or 13-Week Forecast then in effect in any material respect, as determined by Administrative Agent and the Lenders in their sole discretion.

(g) Equity Instruments. With respect each Delayed Draw Term Loan, Borrower shall have issued to the Lenders or their assignees or designees (including, without limitation, any Approved Fund) Equity Instruments such that, after giving effect such issuance, the Equity Instruments Coverage Condition is satisfied, as determined by Administrative Agent and the Lenders in their sole discretion.

(h) Fees. With respect to each Delayed Draw Term Loan, Borrower shall have paid to the Lenders all fees payable pursuant to the Fee Letter.

(i) Compliance. Immediately prior to and after giving effect to any Borrowing (and the application of the proceeds therefrom), each Credit Party shall be in compliance with all the terms and provisions set forth herein and in each other Credit Document on its part to be observed or performed, including, without limitation, the CapEx Budget.

(j) Other Documents. Administrative Agent shall have received any other documents any Agent may reasonably request.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

4.   REPRESENTATIONS AND WARRANTIES

In order to induce Agents and Lenders to enter into this Agreement and to make the Loans on the Closing Date, each Credit Party represents and warrants to each Agent and Lender that the following statements are true and correct:

4.1 Organization; Requisite Power and Authority; Qualification. Each of Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own (or lease pursuant to lease agreements) and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing (to the extent such concept is applicable in the relevant jurisdiction) in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case with respect to clause (c), except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not reasonably be expected to have, a Material Adverse Effect. As of the Closing Date, the jurisdiction of organization of each of Borrower and its Subsidiaries is set forth on Schedule 4.1.

4.2 Capital Stock and Ownership; Certain Intercompany Loans. The Capital Stock of each of Borrower and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which any Credit Party or any of its Subsidiaries is a party requiring, and there is no Capital Stock of any Credit Party or any of its Subsidiaries outstanding which upon conversion, exchange or exercise would require, the issuance by any Credit Party or any of its Subsidiaries of any additional Capital Stock of any Credit Party or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, any Capital Stock of any Credit Party or any of its Subsidiaries. Schedule 4.2 correctly sets forth the ownership interest of each Credit Party and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date.

4.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary corporate or other organizational action on the part of each Credit Party that is a party thereto.

4.4 No Conflict. The execution, delivery and performance by the Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Credit Party or any of its Subsidiaries, in each case, in any material respect, (ii) any of the Organizational Documents of any Credit Party or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other Governmental Authority binding on any Credit Party or any of its Subsidiaries; (b)  conflict with, result in a breach of or constitute (with due notice or lapse of time or both), a material default or accelerate or trigger any obligations or grant of rights, under any

Contractual Obligation of any Credit Party or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party or any of its Subsidiaries, except for (x) such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and (y) such approvals or consents which are set forth on Schedule 4.4.

4.5 Governmental Consents. The execution, delivery and performance by, or the enforcement against, each Credit Party of the Credit Documents to which it is a party and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (i) such as have been obtained or made and are in full force and effect or (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date.

4.6 Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency examinership, reorganization, moratorium, liquidation or similar laws relating to or affecting generally the enforcement of limiting creditors’ rights and remedies or by other equitable principles of general application relating to enforceability. (b) as limited by applicable law and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

4.7 Historical Financial Statements. The Historical Financial Statements and the financial statements delivered by Borrower pursuant to Sections 5.1(a), (b) and (c) (if any) were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as of the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to known changes resulting from normal year-end adjustments. Neither any Credit Party nor any of its Subsidiaries (i) as of the Closing Date, has any contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, or financial condition of Borrower and its Subsidiaries taken as a whole and (ii) has any contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the financial statements most recently delivered by Borrower pursuant to Sections 5.1(a), (b) and (c) or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, or financial condition of Borrower and its Subsidiaries taken as a whole.

4.8 CapEx Budget; 13-Week Forecast. The 13-Week Forecast of Borrower and its Subsidiaries provided to Administrative Agent on or prior to the Closing Date and any subsequent 13-Week Forecast delivered pursuant to Section 5.1(j) are based on good faith estimates and assumptions that Borrower believes are reasonable; provided that the 13-Week Forecasts are not to be viewed as facts and that actual results during the period or periods covered by the 13-Week Forecasts may differ from such 13-Week Forecasts and that the differences may be material. The CapEx Budget has been prepared in good faith, with due care and based upon assumptions Borrower believes to be reasonable. To the knowledge of Borrower, no facts exist that (either individually or in the aggregate) would result in any material change in the 13-Week Forecasts or the CapEx Budget.

4.9 No Material Adverse Change. Since December 31, 2023, no event, circumstance, development or change (either individually or in the aggregate) has occurred that has resulted in or caused, or could reasonably be expected to result in or cause, a Material Adverse Effect.

4.10 Adverse Proceedings, etc.. There are no material Adverse Proceedings that, individually or in the aggregate could reasonably be expected to result in liability exceeding Two Million Five Hundred Thousand Dollars ($2,500,000), except as set forth in Schedule 4.10 hereto. Except as set forth in Schedule 4.10 hereto, no Credit Party nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in liability exceeding Two Million Five Hundred Thousand Dollars ($2,500,000) or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any Governmental Authority that, individually or in the aggregate, could reasonably be expected to in liability exceeding One Million Dollars ($1,000,000).

4.11 Payment of Taxes. All U.S. federal and state income tax returns and reports and all other material tax returns and reports of each Credit Party and its Subsidiaries required to be filed by any of them have been timely filed, and all Taxes shown on such tax returns as due and payable, and all other material Taxes of each Credit Party and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been timely and properly paid except taxes that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which such Credit Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP and set forth in Schedule 4.11 hereto. There is no material Tax assessment or deficiency that has been, or could reasonably be expected to be, asserted against any Credit Party or any Subsidiary.

4.12 Properties.

(a) Title. Each Credit Party and its Subsidiaries has (i) good, sufficient and legal title to, (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property, including any Real Estate Assets), and (iii) valid licensed rights in, all of their respective properties and assets material to, or necessary for the conduct of, their businesses. All such properties and assets are free and clear of Liens except for Permitted Liens.

(b) Real Estate. As of the Closing Date, Schedule 4.12 contains a true, accurate and complete list of (i) all Real Estate Assets, and (ii) all leases, leasehold interests, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and no Credit Party has any knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles. The Real Estate Assets are sufficient for the Borrower’s business and operations.

4.13 Environmental Matters. (a) Each Credit Party and each of its Subsidiaries is in compliance in all material respects with all applicable Environmental Laws, and any past noncompliance has been fully resolved without any pending, on-going or future obligation or cost; (b) each Credit Party and each of its Subsidiaries has obtained and maintained in full force and effect all Governmental Authorizations required pursuant to Environmental Laws for the operation of their respective business; (c) there are and have been, no conditions, occurrences, violations of Environmental Law, or presence or Releases of Hazardous Materials that would reasonably be expected to form the basis of an Environmental Claim against any Credit Party or any of its Subsidiaries or related to any Real Estate Assets; (d) there are no pending material Environmental Claims against any Credit Party or any of its Subsidiaries, and no Credit Party nor any of its Subsidiaries has received any written notification of any alleged violation of, or liability pursuant to, any Environmental Law or responsibility for the Release or threatened Release of, or exposure to, any Hazardous Materials; and (e) no Lien imposed pursuant to any Environmental Law has attached to any Collateral and no conditions exist that would reasonably be expected to result in the imposition of such a Lien on any Collateral.

4.14 No Defaults. No Credit Party nor any of its Subsidiaries is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a material default.

4.15 Material Contracts. Schedule 4.15, which may be supplemented from time to time to reflect any updates provided pursuant to Section 5.1(m), contains a true, correct and complete list of all the Material Contracts, and all the Material Contracts are in full force and effect and, to the knowledge of each Credit Party, no existing or forthcoming breach or default thereunder. Each Credit Party has delivered or made available to Administrative Agent true, correct and complete copies of each Material Contract (including any amendments, modifications, and supplements thereto) in effect and not previously delivered or made available to Administrative Agent. Except as described with specificity next to any individual Material Contract set forth on Schedule 4.15, no Credit Party is subject to any contract that contains any (i) non-competition or exclusivity obligations, (ii) minimum purchase obligations (whether by volume or percentage of requirements), (iii) requirement to pay a royalty, commission or revenue or profit share to any third party.

4.16 Governmental Regulation. No Credit Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal, state or foreign statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Credit Party nor any of its Subsidiaries is or is required to be registered as a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.17 Margin Stock. No Credit Party nor any of its Subsidiaries owns any Margin Stock or is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Federal Reserve Board.

4.18 Employee Matters.

(a) Compliance with Employment Laws. Each Credit Party and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities pertaining to employment and employment practices, including wages, hours, compensation, fringe benefits, paid sick leave, employment or termination of employment, leave of absence rights, employment policies, immigration, terms and conditions of employment, child labor, labor or employee relations, affirmative action, government contracting obligations, equal employment opportunity and fair employment practices, disability rights and benefits, workers’ compensation, unemployment compensation and insurance, health insurance continuation, whistle-blowing, privacy rights, harassment, discrimination, retaliation, and working conditions or employee safety or health. There are no actions, suits, claims, charges, complaints, grievances, arbitrations, investigations or other legal proceedings against any Credit Party or any of its Subsidiaries pending or to the knowledge of any Credit Party or any of its Subsidiaries, threatened to be brought or filed, by or with any Governmental Authority or arbitrator in connection with the employment or engagement (or termination of employment or engagement) of any current or former employee, applicant, contractor, or other individual service provider of any Credit Party or any of its Subsidiaries, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage or hours violations, unpaid wages, unpaid commissions, wrongful termination or any other employment related matter arising under applicable law. No Credit Party nor any of its Subsidiaries has implemented any “plant closing” or “mass layoff” of employees that would reasonably be expected to require notification under the WARN Act or any similar state or local law, no such “plant closing” or “mass layoff” will be implemented before the Closing Date without advance notification to and approval of Lenders, and there has been no “employment loss” as defined by the WARN Act within the ninety (90) days prior to the Closing Date. With respect to each Credit Party and each of its Subsidiaries, all employees are employed on an “at-will” basis and their employment can be terminated at any time for any reason without notice or payment of severance, change of control payments or acceleration, or other compensation or consideration being owed to such individual other than amounts owed as of the date of termination from employment based on service before that date or as required under applicable law.

(b) Labor. No Credit Party nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against any Credit Party or any of its Subsidiaries, or to the best knowledge of each Credit Party, threatened against any of them before the National Labor Relations Board (or the equivalent in any foreign jurisdiction) and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Credit Party or any of its Subsidiaries or to the best knowledge of each Credit Party, threatened against any of them, (b) no strike or work stoppage in existence or threatened involving any Credit Party or any of its Subsidiaries, and (c) to the knowledge of each Credit Party, no union representation question existing with respect to the employees of any Credit Party or any of its Subsidiaries and, to the knowledge of each Credit Party, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) as could not reasonably be expected to have a Material Adverse Effect.

(c) Misconduct Claims. In the last three (3) years, (i) there have been no reported internal or external complaints accusing any supervisory or managerial employee of any Credit Party or any of its Subsidiaries of sexual harassment or sexual misconduct, and no investigations as to any such matters and (ii) there has been no settlement of, or payment arising out of or related to, any claim, litigation or complaint with respect to sexual harassment or sexual misconduct.

(d) Workplace Safety Claims. No Credit Party nor any of its Subsidiaries is engaged in any employment practice regarding employee safety or health that could reasonably be expected to have a Material Adverse Effect. There is no complaint pending against any Credit Party or any of its Subsidiaries, or to the best knowledge of each Credit Party or any of its Subsidiaries, threatened against any of them before the Occupational Safety and Health Administration (or the equivalent in any other jurisdiction). Schedule 4.18(d) contains a contains a true, correct and complete chart of all matters involving a Credit Party or any of its Subsidiaries and a Governmental Authority pertaining to employee safety or health, with (i) a description of the nature of the matter; (ii) the date on which the applicable Credit Party or its Subsidiary was made aware of such matter; (iii) the actions taken to address such matter; (iv) a description of whether such matter is pending, and if so, an expected date on which such matter will be resolved.

4.19 Employee Benefit Plans.

(a) Except as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect: (i) each Credit Party and each of its Subsidiaries are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan and the terms thereof, and have performed all their obligations under each Employee Benefit Plan; (ii) there are no pending or, to the best of each Credit Party’s knowledge, threatened claims, actions, or lawsuits or action with respect to an Employee Benefit Plan; (iii) no Credit Party nor an of its Subsidiaries could reasonably be expected to be subject to a tax or penalty imposed by Section 502(i) or (l) of ERISA; (iv) no ERISA Event has occurred or is reasonably expected to occur; (v) each Credit Party and each of its Subsidiaries have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan; and (vi) there are no violations of the fiduciary responsibility rules with respect to any Employee Benefit Plan.

(b) The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan) did not exceed the aggregate current fair market value of the assets of such Pension Plan by an amount that could reasonably be expected to result in a Material Adverse Effect. As of the most recent valuation date for each Multiemployer Plan, the potential liability of any Credit Party, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, could not reasonably be expected to result in a Material Adverse Effect.

(c) The liabilities of any Employee Benefit Plan that provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Credit Party or any of its Subsidiaries, do not create a Material Adverse Effect.

(d) Neither the Credit Party nor any ERISA Affiliate has ever maintained, contributed to, or been required to contribute to or had any liability or obligation (whether contingent or otherwise) with respect to any (i) Pension Plan, or a (ii) Multiemployer Plan.

(e) Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified and has either (a) received a favorable determination from the IRS or (b) is maintained under a prototype or volume submitter plan and may rely upon a favorable opinion or advisory letter issued by the IRS, and, to each Credit Party’s knowledge, nothing has occurred subsequent to the issuance of such determination, opinion, or advisory letter which would cause such Employee Benefit Plan to lose its qualified status.

(f) The underlying assets of each Credit Party do not constitute Plan Assets of one or more Benefit Plans and the execution, delivery and performance of this Agreement and the other Credit Documents do not and will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

4.20 Certain Fees. No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated hereby.

4.21 Solvency. Each Credit Party is and, upon the incurrence of any Loans on any date on which this representation and warranty is made, will be, Solvent.

4.22 Security Documents.

(a) The Pledge and Security Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge and Security Agreement) and the proceeds thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, and (i) when the certificates evidencing Pledged Interests (as defined in the Pledge and Security Agreement) are delivered to Collateral Agent (together with blank endorsements), the Lien created under the Pledge and Security Agreement shall constitute a perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in such Pledged Equity Interests (as defined in the Pledge and Security Agreement) in each case prior and superior in right to any adverse claim of any other Person, and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 2 thereto, the Lien created under the Pledge and Security Agreement will constitute a perfected First Priority Lien on, and security interest in, all right, title and interest of the Credit Parties in such Collateral in which such a Lien can be perfected through such filings.

(b) Upon the recordation of any Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, together with the financing statements in appropriate form filed in the offices specified on Schedule 2 of the Pledge and Security Agreement, the Lien created under the Pledge and Security Agreement shall constitute a perfected First Priority Lien on, and security interest in, all right, title and interest of the Credit Parties in the Pledged IP (as defined in the Pledge and Security Agreement) in which a security interest may be perfected by filing in the United States and its territories and possessions (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Credit Parties after the date hereof).

4.23 Compliance with Laws, etc.. Each Credit Party and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its assets and property, in each case, in all material respects.

4.24 Intellectual Property.

(a) Schedule 4.24(a)(i) provides a complete list of all registered copyrights, registered trademarks, and patents, and applications for any of the foregoing, owned by or filed in the name of any Credit Party or any of its Subsidiaries throughout the world, together with (x) the owner of such item, (y) the jurisdiction in which such item is issued, registered or pending, and (z) the issuance, registration or application date and number of such item (“Registered IP”). Schedule 4.24(a)(ii) provides a complete list of all agreements pursuant to which any Credit Party or any of its Subsidiaries has granted any license or rights in Intellectual Property to any other Person, except for non-exclusive licenses granted in the ordinary course of business. All Registered IP is subsisting and in compliance with all legal requirements, filings, payments, and other actions that are required to maintain such Registered IP in full force and effect. To each Credit Party’s knowledge, all Registered IP that is registered or issued in the name of such Credit Party or such Subsidiary is valid and enforceable.

(b) (i) Each of the Credit Parties owns exclusively, or is licensed to use, all Intellectual Property necessary for or used in the conduct of its business, (ii) no claim has been asserted and is pending by any Person challenging or questioning the ownership, registration or use of any Intellectual Property of the Credit Parties or the validity or enforceability of any Intellectual Property of the Credit Parties or their Subsidiaries, (iii) the use of Intellectual Property by the Credit Parties or any of their Subsidiaries, the software, products and services offered by the Credit Parties or any of their Subsidiaries, and the conduct of the businesses of the Credit Parties or any of their Subsidiaries do not infringe, misappropriate, or violate on the Intellectual Property rights of any Person, and no claim has been asserted and is pending by any Person alleging such infringement, misappropriation, or violation of the Person’s Intellectual Property rights, (iv) no other Person is infringing, misappropriating, or violating on the Intellectual Property rights of any Credit Party or any of their Subsidiaries, and (v) no Credit Party or Subsidiary has entered into any Restricted License.

(c) The software owned by each Credit Party and Subsidiary and licensed (including as a service) or distributed by such Credit Party or such Subsidiary to other Persons is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU General Public License, GNU Lesser General Public License, or GNU Affero General Public License) that would require or condition the use or distribution of such software, on the disclosure, licensing, or distribution of a material portion of any source code of the proprietary software or the license or covenant not to sue of any patent rights of such Credit Party or such Subsidiary.

(d) The Credit Parties and their Subsidiaries have taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce their rights in all trade secrets owned by the Credit Parties and their Subsidiaries that are necessary to the conduct of their businesses. Schedule 4.24(d) provides a list of agreements in which the Credit Parties and their Subsidiaries have been required to deliver, license or make available the source code of its software to any escrow agent or other Person who is not, or was not, as of the date thereof, an employee, consultant or independent contractor of such Credit Party or Subsidiary. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) shall, or could reasonably be expected to, result in the authorized delivery, license, or disclosure of any Credit Party’s or its Subsidiaries’ source code to any other Person, including any release of source code to any beneficiary of any software escrow arrangement.

4.25 Privacy and Data Security. Each Credit Party and its Subsidiaries complies, and during the past three (3) years has complied, in all material respects with (a) all Privacy and Information Security Requirements, (b) its Privacy Notices, (c) all Contractual Obligations relating to Processing of Personal Data, and (d) all Contractual Obligations relating to the use and sharing of Personal Data. No Credit Party nor any of its Subsidiaries nor, to the knowledge of each Credit Party, any other Person, has received any notice, allegation, complaint or other communication, and to the knowledge of each Credit Party, there is no pending investigation by any Governmental Authority or payment card association, regarding any actual or possible violation of any Privacy and Information Security Requirement by or with respect to any Credit Party or any of its Subsidiaries. To the knowledge of each Credit Party, no Credit Party nor any of its Subsidiaries has suffered a security breach with respect to any of the Company Data, and there has been no unauthorized or illegal use of or access to any Company Data. No Credit Party nor any of its Subsidiaries has notified, or been required to notify, any Person of any information security breach involving Personal Data. Each Credit Party and each of its Subsidiaries has provided the requisite notices and obtained all required consent, and satisfied all other requirements (including but not limited to notification to Governmental Authorities), necessary for such Credit Party’s, or its Subsidiary’s Processing (including international and onward transfer) of all Personal Data in connection with the conduct of the business as currently conducted and in consummation of the transactions contemplated hereunder.

4.26 Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements furnished to any Agent or Lender by or on behalf of any Credit Party or any of its Subsidiaries for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to any Credit Party or its Subsidiaries, in the case of any document not furnished by them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Credit Parties to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to any Credit Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby. The information included in the Beneficial Ownership Certification is true and correct in all respects.

4.27 Patriot Act, OFAC. To the extent applicable, each Credit Party and its Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). Each Credit Party has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by such Credit Party and its directors, officers, employees and agents with Anti-Corruption and Anti-Bribery Laws and applicable Sanctions. Each Credit Party, and to the knowledge of each Credit Party, each of their respective officers, employees, directors and agents are in compliance with Anti-Corruption and Anti-Bribery Laws and applicable Sanctions in all material respects. No Credit Party nor any of its Subsidiaries nor, to the knowledge of each Credit Party, any director, officer, employee, agent or Affiliate of any Credit Party, (a) is a Sanctioned Person or Sanctioned Country, (b) has assets located in a Sanctioned Country, or (c) derives revenues from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. No Credit Party nor any of its Subsidiaries nor, to the knowledge of each Credit Party, any of their respective directors, officers, employees or agents, is a Sanctioned Person. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption and Anti-Bribery Laws.

4.28 Anti-Money Laundering Laws. No Credit Party nor any of its Subsidiaries and, to the knowledge of any Credit Party, any officers or directors of such Credit Party or such Subsidiary (i) has violated or is in violation, in each case in any material respect, of any applicable Anti-Money Laundering Laws or (ii) has engaged or engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any applicable law, regulation or other binding measure implementing the “Forty Recommendations” and “Nine Special Recommendations” published by the Organization for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering.

4.29 Senior Indebtedness. All Obligations including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and other Obligations, and fees and expenses in connection therewith, rank and will rank at least pari passu in priority of payment and in all other respects with all of its other present and future unsecured and unsubordinated Indebtedness and other obligations of the Credit Parties. Each Credit Party acknowledges that each Agent and each Lender is entering into this Agreement and is extending its Commitments in reliance upon this representation and warranty.

4.30 Production Tax Credits.

(a) Borrower and its Subsidiaries are in compliance with all laws, rules, regulations, and orders of any Governmental Authority necessary or advisable to ensure eligibility for all Production Tax Credits that could be available to Borrower and/or such Subsidiary.

(b) Borrower and its Subsidiaries have, on a timely basis, taken all advisable or required actions by any Governmental Authority with respect to all claims for Production Tax Credits that could be available to Borrower and/or such Subsidiary.

(c) All claims (including, without limitation, all applications, filings, policies and notices with respect to any claim) for all Production Tax Credits available to Borrower and/or such Subsidiary are in accordance with all applicable laws, rules, regulations and orders, and the application and presentation thereof in Borrower’s financial statements are in conformity with GAAP.

4.31 Commissions. Neither the Credit Parties, nor any of their Subsidiaries, owes, nor has ever paid, any commissions, royalties, finder’s fee, bounty or revenue/profit share payments to any third parties (“Commission Payment”), including sales agents, referral partners, distributors, installation partners, resellers, marketing agents or similar partners, in connection with the sale, lease or distribution of its products or services, and neither the Credit Parties, nor any of their Subsidiaries, have any pending negotiations with any third party relating to the sale, lease or distribution of its products or services that, if consummated, would require any Commission Payment.

5.   AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations with respect to which no claim has been asserted), each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, each of the covenants in this Section 5.

5.1 Financial Statements and Other Reports. Unless otherwise provided below, Borrower will deliver to Administrative Agent for distribution to the Lenders:

(a) Annual Financial Statements. As soon as available, and in any event within one hundred and twenty (120) days after the end of each Fiscal Year, (i) the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Annual Plan for the Fiscal Year covered by such financial statements, together with a Financial Officer Certification with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of independent certified public accountants of recognized national standing selected by Borrower and satisfactory to Administrative Agent in its sole discretion (which report shall be unqualified as to scope of audit and not contain any going concern qualification or emphasis matter, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower and its Subsidiaries as of the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards);

(b) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year (including the fourth Fiscal Quarter and commencing with the Fiscal Quarter ending June 30, 2024), the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Annual Plan and CapEx Budget for the current Fiscal Year covered by such financial statements, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

(c) Monthly Reports. As soon as available, and in any event within thirty (30) days after the end of each month (commencing with the month ending May 31, 2024), the consolidated balance sheets of Borrower and its Subsidiaries as of the end of such month and the related consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures from the Annual Plan and CapEx Budget for the current Fiscal Year, all in reasonable detail and in form and substance satisfactory to Administrative Agent in its sole discretion, together with a Financial Officer Certification with respect thereto, provided, however, that such monthly financial statements (i) required by this Section 5.1(c) for any month ended prior to October 31, 2024 shall not be required to be prepared in accordance with GAAP and (ii) for any month-end that is also the end of a Fiscal Quarter, shall be delivered together with such Fiscal Quarter reporting under clause (b) above;

(d) Compliance Certificate; Cash Balances. Together with each delivery of financial statements of Borrower and its Subsidiaries pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) a duly executed and completed Compliance Certificate, including (without limitation) evidence of the Cash and Cash Equivalents held by Borrower and each of its Subsidiaries; provided that, notwithstanding the foregoing, Administrative Agent may require evidence of the Cash and Cash Equivalents on a more frequent basis;

(e) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subsections had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form satisfactory to Administrative Agent in its sole discretion;

(f) Notice of Default. Within three (3) Business Days of Borrower’s obtaining knowledge of the occurrence of (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to any Credit Party or its Subsidiaries with respect thereto, (ii) that any Person has given any notice to any Credit Party or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b) or

(iii) of the occurrence of any event or change that has caused or evidences or could be reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect, a certificate of an Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Default, Event of Default, default, event or condition, and what action Borrower (or such Credit Party) has taken, is taking and proposes to take with respect thereto;

(g) Intellectual Property Notice. Together with each Compliance Certificate required to be delivered under Section 5.1(d) for each month, written notice of (i) the registration of any copyright, patent or trademark, or the filing of any application for any of the foregoing, including any subsequent ownership right of any Credit Party or any of its Subsidiaries in or to any registered copyright, patent or registered trademark or application for any of the foregoing not shown in the Credit Documents, and (ii) any Credit Party’s knowledge of an event that could reasonably be expected to materially and adversely affect the value of any Credit Party’s or any of its Subsidiaries’ Intellectual Property;

(h) Notice of Litigation. Within three (3) Business Days of any officer of any Credit Party obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by the Credit Parties to Administrative Agent or (ii) any development in any Adverse Proceeding that, in the case of either clause (i) or (ii) if adversely determined, could be reasonably expected to have a Material Adverse Effect or to result in liability exceeding $2,500,000, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, or the exercise of rights or performance of obligations under any Credit Document, written notice thereof together with such other information as may be reasonably requested by Administrative Agent and available to any Credit Party to enable Administrative Agent and their counsel to evaluate such matters;

(i) ERISA. (i) Promptly upon the occurrence of or upon any officer of any Credit Party becoming aware of the forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action such Credit Party, its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of all notices received by any Credit Party or any of its Subsidiaries from a Multiemployer Plan sponsor concerning an ERISA Event;

(j) Annual Plan; 13-Week Variance Reports. (i) As soon as practicable and in any event no later than thirty (30) days after the beginning of each Fiscal Year, commencing with the Fiscal Year beginning January 1, 2025, (A) a consolidated plan and financial forecast for such Fiscal Year and each Fiscal Year (or portion thereof) through the final maturity date of the Loans (an “Annual Plan”), including a forecasted consolidated balance sheet cash flows of Borrower and its Subsidiaries for the end of each calendar month of such Fiscal Year and (B) forecasted consolidated statements of income and cash flows of Borrower and its Subsidiaries for each calendar month of each such Fiscal Year, together, in each case, with an explanation of the assumptions on which such forecasts are based, all in form satisfactory to Administrative Agent in its sole discretion and (ii) on or prior each Wednesday of each calendar week (commencing on June 26, 2024) (A) a variance report (x) showing actual cash receipts and disbursements for the four (4) week period ending the week prior to the reporting date and (y) providing an explanation for all material variances to the 13-Week Forecast, (B) an updated 13-Week Forecast for the current week and the immediately following consecutive 12 weeks, set forth on a monthly basis, in form acceptable to the Administrative Agent in its sole and absolute discretion, (C) a report showing the amount of cash payments by Borrower to third parties during the one (1) calendar month period prior to the reporting date and (D) a report in respect of such week setting out in reasonable detail progress made with respect to the 13-Week Forecast and (if applicable) the reason for any delays or cost overruns, and expenditure under the 13-Week Forecast, together with an explanation for any deviations therefrom;

(k) Insurance Report. As soon as practicable and in any event by the last day of each Fiscal Year, (i) a report outlining all material insurance coverage maintained as of the date of such report by Borrower and its Subsidiaries and (ii) a summary from an Authorized Officer of Borrower (which may be delivered via electronic mail) of all material insurance coverage planned to be maintained by Borrower and its Subsidiaries in the immediately succeeding Fiscal Year, each report in form and substance satisfactory to Administrative Agent in its sole discretion;

(l) Progress Report. On or before the fifth (5th) Business Day of each calendar month, a report in respect of such month setting out in reasonable detail progress made with respect to the transactions contemplated by the CapEx Budget and (if applicable) the reason for any delays or cost overruns, and expenditure under the CapEx Budget, together with an explanation for any deviations therefrom;

(m)   Notice Regarding Certain Dispositions and Material Contracts. Within three (3) Business Days (or such longer period as agreed in writing by Administrative Agent in its sole discretion) after (i) any disposition of collateral (not including the liquidation of obsolete inventory to third parties on an arm’s-length basis) that is the subject of any Collateral Document, or the incurrence of any contractual obligations with respect to any disposition of collateral the subject of any Collateral Document permitted under this Agreement if the aggregate Cash and non-Cash consideration (including assumption of Indebtedness) in connection with such disposition is (or could reasonably be expected to become) One Million Dollars ($1,000,000) or more, which notice shall identify the related purchaser(s), the anticipated closing date of such disposition and the aggregate Cash and non-Cash consideration (including assumption of Indebtedness) to be paid in connection with such disposition; (ii) any Material Contract of any Credit Party or any Subsidiary, is terminated or amended in a manner that is adverse to such Credit Party or Subsidiary or adverse to the interests of any Agent or Lender, as the case may be, or (iii) Borrower’s obtaining knowledge of any forthcoming or existing breach, default or event of default (however defined) under a Material Contract that gives the non-defaulting party the right to terminate such Material Contract, or any modification, amendment, or supplement to a Material Contract that could reasonably be expected to be adverse to such Credit Party or Subsidiary or adverse to the interests of any Agent or Lender, as the case may be; or (iv) the end of any Fiscal Quarter during which any new Material Contract is entered into, a written statement describing such event, with copies of such material amendments or new contracts together with an updated Schedule 4.15, delivered to Administrative Agent, and an explanation of any actions being taken with respect thereto;

(n) Board Materials. Borrower shall deliver to Administrative Agent (i) copies of copies of any detailed audit reports or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Credit Party by independent accountants in connection with the accounts or books of such Credit Party or any Subsidiary thereof, or any audit of any of them and (ii) all reports submitted to the board of directors (or any committee of the board of directors) of any Credit Party or any of its Subsidiaries, in each case, simultaneously with delivery of such reports to the board of directors (or committees thereof); provided that Borrower shall not be required to provide any information or materials relating to any discussion of any dispute or potential dispute relating to, or any refinancing or potential refinancing of, this Agreement;

(o) Information Regarding Corporate Structure. Borrower will furnish to Collateral Agent, at least thirty (30) days’ prior to such change (or such shorter period as agreed in writing by Administrative Agent in its sole discretion), written notice of any change (i) in any Credit Party’s corporate name, (ii) in any Credit Party’s jurisdiction of organization, (iii) in any Credit Party’s identity or corporate structure, or (iv) in any Credit Party’s Federal Taxpayer Identification Number or state organizational identification number. Each Credit Party agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral and for Collateral Agent at all times following such change to have a valid, legal and perfected security interest as contemplated in the Collateral Documents. Each Credit Party also agrees promptly to notify Collateral Agent if any material portion of the Collateral is damaged or destroyed;

(p) Quarterly Collateral Verification. At the time of delivery of quarterly financial statements with respect to the preceding Fiscal Quarter pursuant to Section 5.1(b), each Credit Party shall deliver to Collateral Agent a certificate of an Authorized Officer (i) either confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section 5.1(p) or identifying such changes that have occurred during the prior Fiscal Quarter, and (ii) certifying that all UCC financing statements (including fixtures filings, as applicable) or other appropriate filings, recordings or registrations, have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified in the Perfection Certificate or pursuant to Section 5.1(g) above to the extent necessary to protect and perfect the security interests under the Collateral Documents for a period of not less than eighteen (18) months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

(q) Tax Returns. Upon the request of Administrative Agent, copies of each U.S. federal income tax return and any other material tax return filed by or on behalf of any Credit Party;

(r) Management Letters. Promptly after the receipt thereof by any Credit Party or any of its Subsidiaries, a copy of any final “management letter” received by any such Person from its certified public accountants and the management’s response thereto;

(s) Permitted Tax Credit Transaction. (i) Not less than ten (10) days (or such shorter period as may be agreed by Administrative Agent) prior to the entry into any Permitted Tax Credit Transaction, notice of any such contemplated Permitted Tax Credit Transaction, together with all term sheets, presentations, draft documents, diligence materials and project documents as and when provided or otherwise made available to such Credit Party or Subsidiary, together with pro forma financial statements and forecasts (including calculations verifying compliance with the covenants hereunder after giving effect to any such Permitted Tax Credit Transaction), and (ii) promptly upon the occurrence thereof, copies of any reports and material notices relating to any Permitted Tax Credit Transaction; and

(t) Other Information. Within five (5) Business Days after their becoming available or being requested, as applicable, (A) copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by any Credit Party to its security holders acting in such capacity or by any Subsidiary of a Credit Party to its security holders other than such Credit Party, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (iii) all press releases and other statements made available generally by any Credit Party or any of its Subsidiaries to the public concerning material developments in the business of such Credit Party or any of its Subsidiaries, and (B) such other information and data with respect to any Credit Party or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent.

5.2 Existence. Except as otherwise permitted under Section 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect (a) its existence and (b) all rights and franchises, licenses and permits material to its business; provided that no Credit Party (other than Borrower) nor any its Subsidiaries shall be required to preserve any such right or franchise, license or permit, if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

5.3 Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay all material Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises when due and payable, and all claims (including claims for labor, services. materials and supplies) for sums that have become due and payable and that by law have or may result in a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings timely instituted and diligently conducted, so long as (a) adequate reserves or other appropriate provisions as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim. Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with all requirements to properly claim in their respective Tax returns and/or monetize the advanced manufacturing production credit under Section 45X.

5.4 Maintenance of Properties; Intellectual Property.

(a) Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of the Credit Parties and their Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

(b) No Credit Party nor any of its Subsidiaries (either itself or through licensees) will do any act or knowingly omit to do any act whereby any Intellectual Property material to the conduct of its business may become abandoned, invalidated, or otherwise impaired.

5.5 Insurance. The Credit Parties will maintain or cause to be maintained, with financially sound and reputable insurers, casualty insurance, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Credit Parties and their Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as are customary for such Persons. Without limiting the generality of the foregoing, each Credit Party will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Subject to the time periods set forth in Section 5.17, each such policy of insurance shall (i) name Collateral Agent, on behalf of Secured Parties, as an additional insured thereunder as its interests may appear, and (ii) in the case of each property insurance policy, contain a lender’s loss payable clause or endorsement, satisfactory in form and substance to Collateral Agent in its sole discretion, that names Collateral Agent, on behalf of Secured Parties, as the lender’s loss payee thereunder and provides for at least thirty (30) days’ prior written notice to Collateral Agent of any modification or cancellation of such policy and ten (10) days’ prior written notice in the case of the failure to pay any premiums thereunder.

5.6 Books and Records; Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, maintain proper books of record and accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Agent or any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial, tax and accounting records (including electronic copies), and to discuss its and their affairs, finances, taxes and accounts with its and their officers and independent public accountants and tax advisors, all at the expense of Borrower and upon notice and at such times during normal business hours and as often as may be requested; provided that, unless an Event of Default shall have occurred and be continuing, not more than two such inspections per calendar year shall be required. Notwithstanding anything to the contrary in this Section 5.6, none of the Credit Parties will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any document, information or other matter that such Credit Party has been advised that (a) in respect of which such disclosure is then prohibited by law or any agreement binding on such Credit Party or (b) is subject to attorney-client privilege or constitutes attorney work product.

5.7 Lender Meetings; Advisor Engagement.

(a) Lender Meetings. Borrower shall offer to Administrative Agent and the Lenders, on a monthly basis, a meeting (either in person or teleconference), in which shall be attended by the then current Chief Executive Officer and the Chief Financial Officer and such other members of management as the Lenders may request, regarding aspects of its operations, business affairs and financial condition, with such specific agenda items to be discussed during such meeting, and such other deliverables and requests to be provided by Borrower to the Lenders regarding aspects of its operations, business affairs and financial conditions in connection with such meeting (including materials supporting the 13-Week Forecast), in each case as requested by any Lender. Borrower agrees that any out-of-pocket expenses incurred in connection with such meetings shall be reimbursable pursuant to Section 10.2. Borrower shall participate, and shall cause such members of management to participate, in any meeting requested by Administrative Agent and the Lenders (i) following delivery of any 13-Week Forecast (or any failure to do so when required by Section 5.1(j)) and (ii) during the sixty (60) day period immediately following the Closing Date, at any time and place reasonably designated by Administrative Agent. Any such meeting described in the foregoing sentence shall, at the request of the Administrative Agent and the Lenders, be attended by any Designated Advisor or other advisor, in each case, as requested by Administrative Agent from time to time.

(b) Designated Advisors.

(i) Administrative Agent may from time to time identify any Designated Advisor to Borrower whose engagement Administrative Agent believes would be of benefit to Borrower or its Subsidiaries. Borrower shall in good faith consider such engagement and, unless Borrower reasonably determines that such engagement would be materially detrimental to Borrower or its Subsidiaries, Borrower shall, or shall cause the applicable Subsidiary, to engage such Designated Advisor at the cost of Borrower or the applicable Subsidiary; provided, that, notwithstanding the foregoing, Borrower and its Subsidiaries shall not, directly or indirectly, terminate any Initial Advisor for one year following the entry of the engagement with such Initial Advisors (other than a termination (x) pursuant to Section 4(b) or Section 4(d) under the services agreements with the Initial Advisors listed in numbers one (1) and two (2) of Schedule 1.2 or (y) for material breach by any such Initial Advisor for failure to perform). Borrower and its Subsidiaries shall make payments required under the relevant agreements with such Designated Advisor as provided therein other than any payment subject to a good faith dispute so long as such dispute is resolved within thirty (30) days of the original payment date thereof. Borrower shall, or shall cause the applicable Subsidiary, to deliver to Administrative Agent any reports, data, documents or other information relating to the engagement of any Designated Advisor promptly following request therefor.

(ii) If an Event of Default has occurred and is continuing: (A) Borrower and each Subsidiary shall, upon request by Administrative Agent, engage any Designated Advisor as Administrative Agent may request at any time and from time to time as specified by Administrative Agent; (B) Borrower and each Subsidiary shall (x) execute any related engagement letters, master service agreements or other related documents and (y) comply with any actions or requested by any management services agreement, statement of work, engagement letter or other similar document entered into in connection therewith; (C) Each Designated Advisor, its representatives and agents shall be permitted to (i) consult and cooperate with officers, members of management, employees, vendors, accountants and other relevant parties, (ii) visit, inspect, audit and monitor the properties and facilities of Borrower and its Subsidiaries upon notice and at during normal business hours, (iii) review all books, documents and records of Borrower and its Subsidiaries, (iv) discuss the affairs, finances and accounts with the representatives of Borrower and its Subsidiaries, and (v) discuss matters with the officers and designated representatives of Borrower and its Subsidiaries (D) Borrower agrees that all fees, expenses or other amounts payable pursuant to the terms of such agreements, statements, letters or other documents shall be for the account of Borrower and its Subsidiaries (if any) party thereto; (E) Borrower agrees that any out-of-pocket expenses incurred by the Administrative Agent or any Lender in connection with any such advisor and related meetings shall be subject to reimbursement pursuant to Section 10.2; and (F) Borrower and its Subsidiaries will perform and observe all of its covenants and obligations contained in each management services agreement, statement of work, engagement letter or other similar document entered into with such Designated Advisor.

5.8 Compliance with Contractual Obligations and Laws. Each Credit Party will comply, and will cause each of its Subsidiaries to comply, with the requirements of all Contractual Obligations and all applicable laws, rules, regulations and orders of any Governmental Authority, in each case, in all material respects.

5.9 Environmental Compliance. Each Credit Party will, and will cause each of its Subsidiaries to, use and operate all of its Facilities in compliance with all Environmental Laws, keep all necessary Governmental Authorizations required pursuant to any Environmental Laws, and handle all Hazardous Materials in compliance with all Environmental Laws in all material respects.

5.10 Subsidiaries. (i) in the event that any Person becomes a Domestic Subsidiary of Borrower, the Credit Parties shall (A) concurrently with such Person becoming a Domestic Subsidiary (or such later date as Administrative Agent may agree in writing in its sole discretion, which writing may be by email) cause such Subsidiary to become a Guarantor hereunder, an Obligor and a Payee under the Master Intercompany Note, and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Pledge Supplement (as defined in the Pledge and Security Agreement) and a Counterpart Agreement, and (B) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, opinions, agreements, and certificates reasonably required by Agents; and (ii) in the event that any Person becomes a Foreign Subsidiary of Borrower, the Credit Parties shall (A) concurrently with such Person becoming a Foreign Subsidiary (or such later date as Administrative Agent may agree in writing in its sole discretion, which writing may be by email), cause such Subsidiary to become a Guarantor hereunder, an Obligor and a Payee under the Master Intercompany Note, and a Grantor under the Pledge and Security Agreement, and in the case of a Foreign Subsidiary, execute and deliver, or cause such Subsidiary to execute and deliver, to Administrative Agent and/or Collateral Agent, as applicable, such Foreign Collateral Documents with respect to the Capital Stock of such Subsidiary and/or the Collateral owned by such Subsidiary, in each case, as requested by Administrative Agent, and (B) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, opinions, agreements, and certificates as are reasonably required by Agents; provided that no Foreign Subsidiary shall have any Domestic Subsidiaries. With respect to each such Subsidiary, the Credit Parties shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Borrower, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Borrower; provided, further, that such written notice shall be deemed to supplement Schedules 4.1 and 4.2 for all purposes hereof.

5.11 Real Estate Assets. In the event that any Credit Party acquires a Real Estate Asset and such interest has not otherwise been made subject to the First Priority Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party, within forty-five (45) days (or such later date as may be agreed by Administrative Agent in its sole discretion) of the request or acquisition of any Real Estate Asset, as applicable, shall take all such actions and execute and deliver, or cause to be executed and delivered, the applicable Mortgage Deliverables with respect to each such owned Real Estate Asset or applicable leasehold mortgage, subordination, pledge and/or estoppel with respect to each such leased Real Estate Asset, in each case that Collateral Agent may request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Real Estate Assets. In addition to the foregoing, Borrower shall, at the request of Requisite Lenders, deliver, from time to time, to Administrative Agent such appraisals as are required by law or regulation of Real Estate Assets owned by a Credit Party with respect to which Collateral Agent has been granted a Lien.

5.12 Further Assurances.

(a) At any time or from time to time upon the request of Administrative Agent or Collateral Agent, each Credit Party will, at the expense of the Credit Parties, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents.

(b) With respect to any assets or property acquired after the Closing Date by any Credit Party (other than any Real Estate Assets subject to Section 5.11) that constitutes “Collateral” under any of the Collateral Documents or is intended to be subject to the Liens created by any Collateral Documents but is not so subject to a Lien thereunder, but in any event, subject to the terms, conditions and limitations under the Credit Documents, (i) execute and deliver to Collateral Agent such amendments, addendums or supplements to the Pledge and Security Agreement to the extent required by the Pledge and Security Agreement to grant to Collateral Agent, for the benefit of the Secured Parties, a perfected First Priority Lien in such assets or property and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Pledge and Security Agreement to grant to Collateral Agent, for the benefit of the Secured Parties, a perfected First Priority Lien in such assets or property, including, without limitation, the filing of UCC financing statements in such jurisdictions as may be required by the Pledge and Security Agreement or by law or as may be requested by Collateral Agent.

(c) Subject to Section 5.17, each Credit Party shall (or, in the case of any leased property with respect to any lease in effect on or prior to the Closing Date a copy of which has been furnished to the Administrative Agent, use commercially reasonable efforts to) obtain a Landlord Collateral Access Agreement with respect to any leased property at which any Credit Party maintains its headquarters or any Collateral with a value of more than One Million Dollars ($1,000,000) is located (including without limitation the location of any production line).

(d) In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of the Credit Parties and all of the outstanding Capital Stock of Borrower and the other direct and indirect Subsidiaries of Borrower.

5.13 Protection and Registration of Intellectual Property Rights.

(a) Each Credit Party shall: (i) protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Administrative Agent in writing of infringements of any Credit Party’s Intellectual Property of which such Credit Party has knowledge; and (iii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Administrative Agent’s written consent.

(b) Each Credit Party shall cause each of its Subsidiaries to: (i) protect, defend and maintain the validity and enforceability of such Subsidiary’s Intellectual Property; (ii) promptly advise Administrative Agent in writing of infringements of such Subsidiary’s Intellectual Property of which such Credit Party or such Subsidiary have knowledge; and (iii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Administrative Agent’s written consent.

(c) If any Credit Party or any of its Subsidiaries (i) are assigned ownership of any patent, registered trademark, registered copyright, registered mask work, or are assigned any pending application for any of the foregoing, or (ii) apply for any patent or the registration of any trademark or copyright, then the Credit Parties shall provide written notice thereof to Administrative Agent in accordance with Section 5.1(g), and each applicable Credit Party shall execute such intellectual property security agreements and other documents and take such other actions as Administrative Agent or Collateral Agent shall reasonably request to perfect and maintain a First Priority perfected security interest in favor of Collateral Agent, for the benefit of the Secured Parties, in such property.

(d) If any Credit Party or any of its Subsidiaries (i) are assigned ownership of any Registered IP, or (ii) apply for Registered IP, then the Credit Parties shall provide written notice thereof to Administrative Agent in accordance with Section 5.1(g), and each applicable Credit Party shall execute such intellectual property security agreements and other documents and take such other actions as Administrative Agent or Collateral Agent shall reasonably request to perfect and maintain a First Priority perfected security interest in favor of Collateral Agent, for the benefit of the Secured Parties, in such property. Each Credit Party will diligently prosecute any pending application included in any Registered IP that is material to such Credit Party’s business.

(e) Each Credit Party will ensure that the software owned by such Credit Party and licensed (including as a service) or distributed by such Credit Party to other Persons is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU General Public License, GNU Lesser General Public License, or GNU Affero General Public License) that would require or condition the use or distribution of such software, on the disclosure, licensing, or distribution of a material portion of any source code of the proprietary software.

(f) Each Credit Party will take reasonable steps to maintain the confidentiality of and otherwise protect and enforce their rights in all trade secrets owned by the Credit Party.

(g) Borrower shall provide written notice to Administrative Agent on the Compliance Certificate next delivered after Borrower or any Subsidiary enters into or becomes bound by any Restricted License. If requested by Administrative Agent, each Credit Party shall use best efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Collateral Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Collateral Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Lenders’ and Collateral Agent’s rights and remedies under this Agreement and the other Credit Documents.

5.14 Anti-Corruption and Anti-Bribery Laws; Sanctions; Anti-Money Laundering Laws.

(a) No Credit Party shall directly or knowingly indirectly use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds, to any Subsidiary, agent joint venture partner, or other Person (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption and Anti-Bribery Laws or Anti-Money Laundering Laws, or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country in violation of any Sanctions applicable to any party to this Agreement, or in any manner that would result in the violation of any Sanctions applicable to any party hereto or other Person participating in a Loan, whether as arranger, advisor, investor or otherwise. No Credit Party shall repay any amount due under this Agreement or other Credit Document from funds which have been generated by activities or business conducted with any Sanctioned Person or in any Sanctioned Country or from activities that are in violation of Sanctions.

(b) Each Credit Party shall maintain in effect policies and procedures designed to ensure compliance by such Credit Party and its directors, officers, employees and agents with Anti-Corruption and Anti-Bribery Laws, Sanctions and Anti-Money Laundering Laws.

(c) The Credit Parties will (a) notify Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (b) promptly upon the request of Administrative Agent or any Lender, provide Administrative Agent or such Lender, as the case may be, any information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation.

5.15 General Business Covenants; Controlled Accounts; Cash Sweep.

(a) The Credit Parties and its Subsidiaries shall establish and maintain cash management systems reasonably acceptable to Administrative Agent, including with respect to Controlled Accounts. Borrower and its Subsidiaries shall (i) instruct each Person remitting cash to or for the account of the Borrower or such Subsidiary to deposit such Cash to a Controlled Account and (ii) remit any amounts received by it or received by third parties on its behalf to a Controlled Account.

(b) Each Credit Party shall at all times cause each Deposit Account and each Securities Account established or maintained by such Credit Party to be a Controlled Account within ten (10) Business Days (or such later date as may be agreed to by Administrative Agent in its sole discretion) of opening (or acquisition) of any such Deposit Account or Securities Account.

(c) Each member of the senior management team of each Credit Party shall devote all or substantially all of his or her professional working time, attention, and energies to the management of the businesses of the Credit Parties.

5.16 Privacy and Data Security. Each Credit Party will (a) comply with all Privacy and Data Security Requirements; (b) employ commercially reasonable security measures that comply in all material respects with all Privacy and Data Security Requirements to protect Personal Data within its custody or control and require the same of all vendors that Process Personal Data on its behalf; and (c) promptly, but in any event within five (5) Business Days, notify Administrative Agent in writing if any Authorized Officer obtains knowledge of (i) any claim of violation by any Credit Party or its Subsidiaries of Privacy and Data Security Requirements or (ii) any reportable incidents of data security breaches, intrusions, or unauthorized access, use, or compromise of Personal Data within its custody or control.

5.17 Post-Closing Matters. The Credit Parties shall deliver, or cause to be delivered, to Administrative Agent, or otherwise complete to Administrative Agent’s sole satisfaction, the items set forth on Schedule 5.17 on or before the date specified for such item or such later date determined by Administrative Agent in its sole discretion.

5.18 Production Tax Credits.

(a) Borrower and its Subsidiaries shall comply with all laws, rules, regulations and orders of any Governmental Authority necessary or advisable to ensure eligibility to claim and/or monetize all Production Tax Credits that could be available to Borrower and/or such Subsidiary.

(b) Borrower and its Subsidiaries shall, on timely basis, take all actions advisable or necessary under all applicable laws, rules, regulations and orders of any Governmental Authority to ensure eligibility to claim and/or monetize all Production Tax Credits that could be available to Borrower and/or such Subsidiary. Borrower and its Subsidiaries shall refrain from taking any action that could cause Borrower or such Subsidiary to not qualify for any claim or monetization of Production Tax Credits or lessen the amount available to Borrower or such Subsidiary for any Production Tax Credits.

5.19 Material Contracts. Borrower and its Subsidiaries will (a) perform and observe all of its material covenants and obligations contained in each of the Material Contracts, (b) take all reasonable and necessary action to prevent the termination or cancellation of any Material Contract (except for the expiration of any Material Contract in accordance with its terms and not as a result of a breach or default thereunder) and (c) upon the written request of any Agent, each Credit Party shall promptly (and in any event within five (5) Business Days of such request or such later time agreed to by such Agent in its sole discretion), use its commercially reasonable efforts to cause the delivery to the Collateral Agent of a Material Contract Estoppel with respect to each Specified Material Contract designated by such Agent from time to time from each Person that is a party to such Specified Material Contract.

5.20 Additional Equity Interests. Promptly, and in any event within five (5) Business Days of the failure to achieve any milestone set forth in the Milestone Schedule resulting in an adjustment to the Applicable Percentage, Borrower shall issue such additional Equity Instruments as are necessary to satisfy the Equity Instruments Coverage Condition after giving effect to such adjustment.

6.   NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, each of the covenants in this Section 6.

6.1 Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(a) the Obligations;

(b) unsecured intercompany Indebtedness permitted pursuant to Section 6.7(c); provided that (i) all such Indebtedness shall be evidenced by the Master Intercompany Note, and, if owed to a Credit Party, shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement and (ii) all such Indebtedness owed by a Credit Party shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the Master Intercompany Note;

(c) Indebtedness incurred by Borrower or any of its Subsidiaries arising from agreements providing for indemnification obligations in connection with permitted dispositions of any business, assets or Subsidiary of Borrower or any of its Subsidiaries permitted under this Agreement, or from surety bonds or performance bonds securing the performance of Borrower or any such Subsidiary pursuant to such agreements incurred in the ordinary course of its business;

(d) Indebtedness which may be deemed to exist pursuant to any worker’s compensation claims, health, disability or other employee benefits, guaranties, performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business;

(e) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts in the ordinary course of business in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding;

(f) Indebtedness existing on the Closing Date and described on Schedule 6.1 and extensions, refinancing or replacements thereof; provided that (i) such extension, refinancing or replacement does not increase the principal amount of such Indebtedness (except in an amount equal to any reasonable prepayment premiums, fees, expenses or any other similar amounts that are customarily payable in respect of such Indebtedness), (ii) such extension, refinancing or replacement does not increase the interest rate of such Indebtedness, (iii) extensions, refinancing or replacement is unsecured, (iv) no Credit Party or any Subsidiary that is not originally obligated with respect to repayment of the corresponding Indebtedness is obligated with respect to such extension, refinancing or replacement, (v) such extension, refinancing or replacement does not result in a shortening of the average weighted maturity of the corresponding Indebtedness, and (vi) the terms of such extension, refinancing or replacement other than reasonable and customary fees are not less favorable, when taken as a whole, to the obligor thereunder than the original terms of the corresponding Indebtedness; provided, further, notwithstanding the foregoing, (x) no extension, refinancing or replacement of such Indebtedness shall be permitted if such extension, refinancing or replacement could reasonably be expected to be adverse to the interests of Administrative Agent or any Lender without prior written consent of Administrative Agent or any Lender and (y) with respect to the Atlas Side Letter, any extension, refinancing or replacement thereof shall be in accordance with Section 6.18(e);

(g) Indebtedness of Borrower or any of its Subsidiaries in connection with any automated clearinghouse transfer of funds in the ordinary course of business;

(h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided that such Indebtedness is promptly extinguished;

(i) Indebtedness consisting of a Permitted Government Loan;

(j) Indebtedness consisting of a Permitted Tax Credit Transaction;

(k) Hedging Transactions entered into in the ordinary course of business for bona fide hedging purposes and not for speculation;

(l) Indebtedness evidenced by letters of credit with an aggregate amount at any time outstanding not to exceed Four Million Dollars ($4,000,000); and

(m)   Indebtedness under Capital Leases and purchase money obligations to finance the acquisition, construction or improvement of any fixed or capital assets not to exceed, in the aggregate at any time outstanding, Two Hundred Fifty Thousand Dollars ($250,000);

(n) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so-called “purchase cards”, “procurement cards” or “p-cards”), or cash management services not to exceed, in the aggregate at any time outstanding, Five Hundred Thousand Dollars ($500,000); and

(o) other unsecured Indebtedness not to exceed, in the aggregate at any time outstanding, One Million Dollars ($1,000,000).

Notwithstanding the foregoing or anything to the contrary herein, no Indebtedness of Borrower or any Subsidiary shall at any time contain any financial covenant or other maintenance covenant.

6.2 Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of any Credit Party or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement with respect to any such property, asset, income or profits under the UCC of any state except the following (collectively, the “Permitted Liens”):

(a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;

(b) Liens for Taxes if obligations with respect to such Taxes are (i) not yet due or (ii) being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (x) Borrower and any applicable Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (y) no notice of Lien or similar filing has been made with respect to such Taxes and such proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of property subject to any such Lien and (z) the aggregate amount of such Taxes does not exceed Five Hundred Thousand Dollars ($500,000);

(c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue, or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five (5) days) are being contested in good faith by appropriate proceedings, so long as reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as (x) no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof and (y) the aggregate amount secured by such Liens does not exceed Five Hundred Thousand Dollars ($500,000);

(e) leases, subleases, easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, and similar encumbrances affecting real property, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries and that, in the aggregate, do not materially detract from the value of the real property subject thereto;

(f) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

(g) Liens solely on any Cash earnest money deposits made by any Credit Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

(k) non-exclusive licenses of Intellectual Property rights granted by any Credit Party or any of its Subsidiaries in the ordinary course of business;

(l) Liens in existence on the Closing Date described on Schedule 6.2;

(m) Liens of a collection bank arising by operation of law under Section 4-208 of the Uniform Commercial Code on items in the course of collection;

(n) Liens constituting customary contractual rights of set-off in favor of banks or other deposit-taking financial institutions encumbering deposits in connection with the establishment of Deposit Accounts in the ordinary course of business (and which are within the general practices customary in the banking industry) and not given in connection with the issuance of Indebtedness;

(o) Liens securing judgments that do not constitute a Default or Event of Default under Section 8.1(h); and

(p) Liens securing Indebtedness permitted pursuant to Section 6.1(e) (so long as such Liens are limited to deposit accounts held by such bank or financial institution), Section 6.1(g) (so long as such Liens are limited to deposit accounts held by such bank or financial institution), Section 6.1(h) (so long as such Liens are limited to deposit accounts held by such bank or financial institution), Section 6.1(i) (so long as such Liens are subject to an intercreditor agreement in form and substance satisfactory to Administrative Agent in its sole discretion), Section 6.1(j) (so long as such Liens are limited to the Production Tax Credits sold or monetized in connection with such Permitted Tax Credit Transaction), Section 6.1(k) (so long as such Liens are limited to cash collateral and not in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate), Section 6.1(l) (so long as such Liens are limited to cash collateral and not in excess of one hundred and five percent (105%) of the face amount of such letters of credit) or Section 6.1(m) (so long as such Liens are solely secured by assets financed thereby).

6.3 Capital Expenditures. No Credit Party shall, nor shall it permit any of its Subsidiaries to, make, Capital Expenditures in any month (taken together with other all Capital Expenditures made for the period from and including June 1, 2024 through the end of such month), in excess of ten percent (10%) above the amount for such month as set forth in the row entitled “Total CapEx” as set forth in the CapEx Budget (taken together with other all “Total CapEx” amounts set forth in the CapEx Budget for the period from and including June 1, 2024 through the end of such month). Notwithstanding anything herein or in the CapEx Budget to the contrary, no Credit Party shall, nor shall it permit any of its Subsidiaries to, make any Capital Expenditures relating to any production line (other than (a) production line one at the Turtle Creek Facility or (b) production line two so long as at least eighty percent (80%) of such Capital Expenditures are financed with proceeds from the Permitted Government Loan) without the written consent of the Administrative Agent (not to be unreasonably conditioned, withheld or delayed so long as (x) no Event of Default has occurred and is continuing, and (y) the Borrower provides a certificate of an Authorized Officer certifying that such Capital Expenditures are consistent with the CapEx Budget).

6.4 No Further Negative Pledges. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except with respect to:

(a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale permitted under Section 6.9;

(b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be);

(c) this Agreement and the other Credit Documents;

(d) customary restrictions in joint venture agreements and other similar agreements applicable to joint ventures permitted pursuant to Section 6.7, so long as such restriction applies only to such joint venture; and

(e) restrictions in any Permitted Government Loan Documents or any Permitted Tax Credit Transaction Documents.

6.5 Restricted Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries, through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Payment except that:

(a) Borrower or any Subsidiary may make Restricted Payments pursuant to the terms of the Equity Instruments;

(b) any Subsidiary of Borrower may declare and pay dividends or make other distributions to Borrower or any Guarantor, and Borrower may declare and make dividend payments or other distributions payable solely in its Capital Stock (other than Disqualified Capital Stock);

(c) Borrower may convert any of its convertible securities into other securities (other than Disqualified Capital Stock) pursuant to the terms of such convertible securities or otherwise in exchange thereof; provided that no payment of any other consideration (including with limitation any Cash or Cash Equivalents) is made in connection therewith;

(d) so long as no Default or Event of Default shall have occurred and be continuing or shall result therefrom, Borrower may make cash interest payments pursuant to the terms of the Koch Convertible Notes solely to the extent expressly permitted by Section 6.20; and

(e) so long as no Event of Default shall have occurred and be continuing, Borrower may make the Specified Deferred Payments pursuant to the Atlas Side Letter solely to the extent expressly permitted by Section 6.20.

6.6 Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary’s Capital Stock owned by Borrower or any other Subsidiary of Borrower, (b) repay or prepay any Indebtedness owed by such Subsidiary to Borrower or any other Subsidiary of Borrower, (c) make loans or advances to Borrower or any other Subsidiary of Borrower, or (d) transfer, lease or license any of its property or assets to Borrower or any other Subsidiary of Borrower other than (i) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, (ii) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock expressly permitted under this Agreement and (iii) restrictions in any Permitted Government Loan Documents or any Permitted Tax Credit Transaction Documents

6.7 Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, except:

(a) Investments in Cash and Cash Equivalents, in each case, to the extent maintained in a Controlled Account;

(b) Investments owned by any Credit Party or any of its Subsidiaries on the Closing Date and described on Schedule 6.7;

(c) Investments made after the Closing Date by a Credit Party in any of its wholly-owned Domestic Subsidiaries that are Guarantors or in Borrower;

(d) Investments (i) in any Securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors, and (ii) consisting of deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Credit Parties and their Subsidiaries

(e) Investments made by a Credit Party in Eos Energy Storage India Private Limited or Eos Energy Storage S.R.L. to fund operating expenses incurred in the ordinary course of business, provided that such Investments shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate in any calendar year; and

(f) ordinary course trade credit extended by the Credit Parties or their Subsidiaries to their respective customers in connection with the sale of inventory in the ordinary course of business.

Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any (i) Restricted Payment not otherwise permitted under the terms of Section 6.5 or (ii) any material deviation from the CapEx Budget.

6.8 Financial Covenants.

(a) Minimum Consolidated EBITDA. Borrower shall not permit Consolidated EBITDA, as of the last day of any Fiscal Quarter for the four Fiscal Quarter period then ended, beginning with the Fiscal Quarter ending September 30, 2024, to be less than the required amount set forth in the following table for such date; provided that minimum Consolidated EBITDA for the Fiscal Quarters ending September 30, 2024, December 31, 2024 and March 31, 2025 shall be tested on the basis of the one Fiscal Quarter period then ended, two Fiscal Quarter period then ended and three Fiscal Quarter period then ended, respectively:

Fiscal Quarter ending:	Minimum Consolidated EBITDA
September 30, 2024	$(50,000,000)
December 31, 2024	$(90,000,000)
March 31, 2025	[*]
June 30, 2025	[*]
September 30, 2025	[*]
December 31, 2025	[*]
March 31, 2026	[*]
June 30, 2026	[*]
September 30, 2026	[*]
December 31, 2026	[*]
March 31, 2027	[*]
June 30, 2027	[*]
September 30, 2027	[*]
December 31, 2027	[*]
March 31, 2028	[*]
June 30, 2028	[*]
September 30, 2028	[*]
December 31, 2028	[*]
March 31, 2029	[*]

(b) Minimum Consolidated Revenue. Borrower shall not permit Consolidated Revenue, as of the last day of any Fiscal Quarter for the four Fiscal Quarter period then ended, beginning with the Fiscal Quarter ending September 30, 2024, to be less than the required amount set forth in the following table for such date; provided that minimum Consolidated Revenue for the Fiscal Quarters ending September 30, 2024, December 31, 2024 and March 31, 2025 shall be tested on the basis of the one Fiscal Quarter period then ended, two Fiscal Quarter period then ended and three Fiscal Quarter period then ended, respectively:

Fiscal Quarter ending:	Minimum Consolidated Revenue
September 30, 2024	$5,000,000
December 31, 2024	$43,000,000
March 31, 2025	[*]
June 30, 2025	[*]
September 30, 2025	[*]
December 31, 2025	[*]
March 31, 2026	[*]
June 30, 2026	[*]
September 30, 2026	[*]
December 31, 2026	[*]
March 31, 2027	[*]
June 30, 2027	[*]
September 30, 2027	[*]

Fiscal Quarter ending:	Minimum Consolidated Revenue
December 31, 2027	[*]
March 31, 2028	[*]
June 30, 2028	[*]
September 30, 2028	[*]
December 31, 2028	[*]
March 31, 2029	[*]

(c) Minimum Liquidity. Prior to the date on which the Tranche 1 Term Loan has been disbursed and prior to the Liquidity Trigger Date, Borrower shall not permit Liquidity at any time to be less than Two Million Five Hundred Thousand Dollars ($2,500,000). On and after the date on which the Tranche 1 Term Loan has been disbursed and prior to the Liquidity Trigger Date, Borrower shall not permit Liquidity at any time to be less than Five Million Dollars ($5,000,000). Commencing on the Liquidity Trigger Date, Borrower shall not permit Liquidity at any time to be less than Fifteen Million Dollars ($15,000,000).

6.9 Fundamental Changes; Disposition of Assets. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or plan of division, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), or license or sub-license (as licensor or sub-licensor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, leased or licensed, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and capital expenditures in the ordinary course of business) the business, property or fixed assets of, or Capital Stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

(a) any Subsidiary of Borrower may be merged with or into Borrower or any Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any Guarantor; provided that in the case of such a merger, Borrower or such Guarantor (to the extent Borrower is not a party to such transaction) shall be the continuing or surviving Person;

(b) sales or other dispositions of assets that do not constitute Asset Sales;

(c) disposals of obsolete or worn-out property or property or equipment that is no longer used or useful in the conduct of the business of Borrower and its Subsidiaries;

(d) Investments made in accordance with Section 6.7 and, to the extent constituting an Asset Sale or disposition, Restricted Payments pursuant to Section 6.5;

(e) dispositions of Cash Equivalents for Cash or other Cash Equivalents in the ordinary course of business, in each case, solely to the extent such dispositions are in accordance with the CapEx Budget;

(f) granting of non-exclusive licenses (as licensor or sub-licensor) of Intellectual Property, in each case, in the ordinary course of business of Borrower and its Subsidiaries;

(g) dispositions of accounts receivable in connection with the compromise, settlement or collection thereof in the ordinary course of business;

(h) dispositions of equipment to the extent that: (i) such property is exchanged for credit against the purchase price of similar replacement equipment; or (ii) the proceeds of such disposition are reasonably promptly applied to the acquisition of such replacement equipment;

(i) dispositions solely between or among Credit Parties; and

(j) dispositions consisting solely of Permitted Tax Credit Transactions.

6.10 Disposal of Subsidiary Interests. Except for the Liens granted to Collateral Agent pursuant to the Credit Documents or as otherwise permitted pursuant to Section 6.9, no Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law.

6.11 Sales and Lease Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Borrower or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Borrower or any of its Subsidiaries) in connection with such lease.

6.12 Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, the rendering of any service or the payment of any management, advisory or similar fees) with any Affiliate of any Credit Party (each such transaction, an “Affiliate Transaction”); provided that the Credit Parties and their Subsidiaries may enter into or permit to exist any such Affiliate Transaction if (a) the terms of such transaction are not less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained in a comparable arm’s length transaction at the time from a Person who is not such a holder or Affiliate, (b) such transaction is between or among Credit Parties, (c) such transaction is a Restricted Payment permitted by Section 6.5(a) hereunder, (d) such transaction constitutes a guarantee permitted under Section 6.7, or (e) such transaction is listed on Schedule 6.12 attached hereto. Borrower shall promptly disclose in writing each transaction with any Affiliate of Borrower or any of its Subsidiaries or with any Affiliates or of any such holder to Administrative Agent. For the avoidance of doubt, this Section 6.12 shall not apply to any transaction or matter among any Credit Party and the Permitted Holder.

6.13 Conduct of Business; Non-Wholly-Owned Subsidiaries. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than (i) the businesses engaged in by such Credit Party on the Closing Date and (ii) such other lines of business as may be consented to by Administrative Agent and Requisite Lenders. No Credit Party shall own, acquire, form, create, or incorporate any non-wholly-owned Subsidiary, except in the case of any Foreign Subsidiary to qualify directors if required by applicable law.

6.14 Uncertificated Securities. Each Credit Party shall not allow any Collateral consisting of uncertificated securities to be certificated without Collateral Agent’s prior written consent.

6.15 Use of Proceeds. Borrower shall not, and shall not permit any of its Subsidiaries to, use the proceeds of any Loan in a manner that would violate Section 2.3 or 5.14.

6.16 Fiscal Year, Accounting Policies. No Credit Party shall, nor shall it permit any of its Subsidiaries to, change (i) its Fiscal Year end from December 31, (ii) its accounting policies from those in effect on the Closing Date or (iii) any tax election in a manner that could reasonably be expected to have an adverse effect on eligibility to claim Production Tax Credits or on the timing or amount of depreciation allowances.

6.17 Deposit Accounts, Securities Accounts and Commodities Accounts. No Credit Party shall establish or maintain a Deposit Account or Securities Account that is not a Controlled Account and no Credit Party will deposit any Cash (including, without limitation, Net Cash Proceeds and other proceeds of Collateral) in a Deposit Account which is not a Controlled Account. No Credit Party shall establish or maintain a commodities account other than in connection with Hedging Transactions permitted under Section 6.1.

6.18 Amendments to Certain Documents. No Credit Party shall:

(a) agree to any amendment, restatement, supplement, waiver, termination or other modification to any provision of any Credit Party’s Organizational Documents (whether by merger or otherwise) (other than any amendment to the Organizational Documents of Borrower in connection with creation or issuance of any Equity Instruments, as long as such amendment is not adverse to the interests of any Agent or Lender);

(b) agree to any amendment, restatement, supplement, waiver, termination or other modification of any Convertible Notes, the Trinity Indebtedness, or any Subordinated Indebtedness except (in the case of Subordinated Indebtedness) to the extent permitted by the applicable (if any) intercreditor or subordination provisions;

(c) agree to any amendment, restatement, supplement, waiver, termination or other modification of any Specified Material Contract, including, Permitted Tax Credit Transaction Documents, if the effect of such amendment, restatement, supplement, waiver, termination or other modification could reasonably be expected to be adverse in any material respect to the interests of Administrative Agent or any Lender without prior written consent of Administrative Agent or any Lender;

(d) agree to any amendment, restatement, supplement, waiver, termination or other modification of any Permitted Government Loan Document without the prior written consent from Administrative Agent; or

(e) agree to any amendment, restatement, supplement, waiver, termination or other modification of the Atlas Side Letter without the prior written consent from Administrative Agent.

6.19 Intellectual Property. Notwithstanding anything herein to the contrary, no Intellectual Property (nor any Capital Stock of any Subsidiary of Borrower that owns or has an exclusive license to Intellectual Property) may be transferred from, or disposed of or contributed by, or exclusively licensed by (in any such case, whether in connection with an Asset Sale, Investment, Restricted Payment or otherwise) Borrower or any of its Subsidiaries to any Person that is not a Credit Party without prior written consent from Administrative Agent.

6.20 Certain Payments.

(a) No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the Obligations (to the extent permitted hereunder), (ii) ordinary course Indebtedness consisting of credit card debt or netting, overdraft, and other cash management obligations, in each case, to the extent permitted to be incurred under Section 6.1, (iii) intercompany Indebtedness permitted to be incurred under Section 6.1(b), (iv) so long as no Event of Default shall have occurred and be continuing, the Specified Deferred Payments pursuant to the Atlas Side Letter, (v) so long as no Default or Event of Default shall have occurred and be continuing or shall result therefrom, and so long as Borrower shall have Consolidated EBITDA for the most recent four Fiscal Quarters for which Borrower shall have delivered financial statements pursuant to Section 5.1(a) or (b) of not less than zero ($0) (as demonstrated by the Compliance Certificate delivered in connection therewith), Borrower may elect to pay interest under the Koch Convertible Notes in cash in accordance with the terms thereof, and (vii) so long as no Default or Event of Default shall have occurred and be continuing or shall result therefrom, on or after June 21, 2025, Borrower may redeem, repay or repurchase the Koch Convertible Notes in an amount not to exceed 100% of the principal amount thereof plus accrued and unpaid interest in each case solely with the net cash proceeds received by Borrower from the substantially concurrent issuance and sale of the Borrower’s common stock (subject to the anti-dilution protection set forth in Section 3 of the Warrant (other than Section 3.4 thereof) and Section 9 of each Certificate of Designation (other than Section 9.4 thereof)).

(b) Notwithstanding the foregoing or anything to the contrary herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any payment (whether by discount or otherwise) to any holder (or any its Affiliates) of any Indebtedness in connection with any consent, amendment, waiver or other modification of any kind in respect of such Indebtedness.

6.21 No Plan Assets; ERISA. No Credit Party shall hold Plan Assets. No Credit Party nor any ERISA Affiliate shall maintain, contribute to, or incur any liability or obligation (whether contingent or otherwise) with respect to any (i) Pension Plan, or a (ii) Multiemployer Plan.

6.22 Permitted Activities of Intermediate Holdco. Intermediate Holdco shall not (a) incur, directly or indirectly, any Indebtedness whatsoever other than (i) the Indebtedness under this Agreement and the other Credit Documents and (ii) to the extent constituting Indebtedness, any obligations arising under any Permitted Government Loan Documents or any Permitted Tax Credit Transaction Documents, (b) own or acquire any material assets (other than the Capital Stock of its Subsidiaries, any assets incidental thereto, Cash and Cash Equivalents), (c) engage in any material operations or business (other than activities incidental to being a holding company or necessary to maintain its legal existence (including the ability to incur fees, costs and expenses related to such maintenance)), (d) cease to directly own all of the Capital Stock of its Subsidiaries as of the Closing Date or (e) notwithstanding anything to the contrary in this Agreement, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any other Person.

6.23 No Planned Group Employee Terminations. No Credit Party shall, nor shall it permit any of its Subsidiaries to implement any mass layoffs, plant closings, or any other planned group terminations of such entity’s employees, regardless of whether such actions trigger any notice obligations to such employees under the federal or any state WARN Act, or otherwise under any employment agreement.

6.24 Permitted Issuances of Capital Stock. Prior to June 21, 2025, Borrower shall not issue any shares of Capital Stock other than (i) the Equity Instruments (including any Capital Stock or other Equity Instruments issuable upon exercise or conversion thereof) and (ii) the issuance of shares of Capital Stock, options or other equity awards to employees, officers, directors or consultants of Borrower pursuant to any stock, equity or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors of Borrower or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to Borrower.

7.   GUARANTY

7.1 Guaranty of the Obligations. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment and performance in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”).

7.2 Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Fair Share Contribution Amount with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third-party beneficiary to the contribution agreement set forth in this Section 7.2.

7.3 Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash in Dollars, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

7.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) this Guaranty is a guaranty of payment when due and not of collectability; this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

(b) Administrative Agent may enforce this Guaranty upon the occurrence of a Default or an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Default or Event of Default;

(c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

(d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid; provided that, without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; and (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Borrower or any security for the Guaranteed Obligations; and

(f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents or any agreement or instrument executed in connection therewith, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for Indebtedness other than the Guaranteed Obligations) to the payment of Indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

7.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account, Securities Account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, under any of the Credit Documents relating to the Guaranteed Obligations or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

7.6 Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations (other than contingent indemnity Obligations for which no claim has been asserted) shall have been indefeasibly paid in full in Cash and the Commitments shall have terminated, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations (other than contingent indemnity Obligations for which no claim has been asserted) shall have been indefeasibly paid in full in Cash and the Commitments shall have terminated, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than contingent indemnity Obligations for which no claim has been asserted) shall not have been finally and indefeasibly paid in full in Cash and the Commitments shall not have been terminated, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

7.7 Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been indefeasibly paid in full in Cash and the Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

7.9 Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

7.10 Financial Condition of Borrower. Any Loans may be made to Borrower or continued from time to time may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Credit Documents, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

7.11 Bankruptcy, etc.

(a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Guarantor or by any defense which Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent (for the benefit of Beneficiaries), or allow the claim of Administrative Agent (for the benefit of Beneficiaries) in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

7.12 Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold, transferred or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.

8.   EVENTS OF DEFAULT

8.1 Events of Default. If any one or more of the following conditions or events shall occur (each, an “Event of Default”):

(a) Failure to Make Payments When Due. Failure by Borrower to pay (i) when due any amount of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise, (ii) when required to be paid hereunder, any Administrative Agent Advance, or (iii) any interest payable in cash on any Obligation or any fee or any other amount under any Credit Document (other than any amount of principal of any Loan or any Administrative Agent Advance) when due or, in the case of cash interest, within three (3) Business Days after the date due;

(b) Default Under Other Agreements. (i) Failure of any Credit Party or any of its Subsidiaries to pay when due (after giving effect to any applicable grace or cure period) any principal of or interest on or any other amount, including any payment in settlement, payable in respect of one or more items of Material Indebtedness or (ii) breach or default by any Credit Party or any of its Subsidiaries with respect to any other term of, or the occurrence of any other event under, (1) one or more items of Material Indebtedness or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Material Indebtedness, in each case beyond the grace or cure period, if any, provided therefor, if the effect of such breach, default or other event is to cause, or to permit the holder or holders of that Material Indebtedness (or a trustee on behalf of such holder or holders), with or without the passage of time, to cause, all or any portion of such Material Indebtedness to become or be declared due and payable (or subject to a compulsory repurchase or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that the conversion of Convertible Notes in accordance with their terms shall not constitute an Event of Default under this clause (b)(ii) to the extent that (x) Borrower is expressly permitted to settle such conversions solely with the issuance of its common stock and (y) any payment of Cash or Cash Equivalents upon settlement thereof is expressly permitted by this Agreement; provided, further any transaction or series of transactions with respect to the Capital Stock of Borrower undertaken by Cerberus or any of its Affiliates that results in a “change of control” thereunder shall not give rise to an Event of Default under this clause (b) solely as a result of such “change of control”.

(c) Breach of Certain Covenants. (I) Failure of any Credit Party to perform or comply with any term or condition contained in Section 5.1 and such default shall not have been remedied or waived within three (3) Business Days after such default, provided that the cure period set forth in this clause (I) shall apply on no more than three (3) separate occasions during the term of this Agreement; or (II) failure of any Credit Party or any of its Subsidiaries to perform or comply with any term or condition contained in Section 2.3, or Section 5.2, 5.3, 5.4(b), 5.5, 5.6, 5.7, 5.8, 5.11, 5.14, 5.17, 5.18, 5.19, 5.20 or Section 6;

(d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing to any Agent or Lender pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made or deemed made or, to the extent that any such representation, warranty, certification or other statement is already qualified by materiality or material adverse effect, such representation, warranty, certification or other statement shall be false in any respect as of the date made or deemed made;

(e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents or any Equity Instrument, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within fifteen (15) days after the occurrence thereof;

(f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of any Credit Party or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Credit Party or any of its Subsidiaries under the Bankruptcy Code or under any other Debtor Relief Law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, conservator, custodian or other officer having similar powers over any Credit Party or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee, conservator or other custodian of any Credit Party or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Credit Party or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for sixty (60) days without having been dismissed, bonded or discharged (provided that no Borrowings shall be available during the pendency of such proceedings);

(g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Any Credit Party or any of its Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other Debtor Relief Law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, conservator or other custodian for all or a substantial part of its property; or any Credit Party or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) any Credit Party or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or (iii) the board of directors (or similar governing body) of any Credit Party or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f);

(h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) (in either case to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company does not dispute coverage) shall be entered or filed against any Credit Party or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days after the entry thereof (provided that no Borrowings shall be available during the pendency thereof);

(i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days;

(j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events which individually or in the aggregate could reasonably be expected to result in liability of any Credit Party, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) during the term hereof; or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 430(k) of the Internal Revenue Code or under Section 303(k) or Title IV of ERISA;

(k) Change of Control. A Change of Control shall occur;

(l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent (for the benefit of the Secured Parties) shall not have or shall cease to have a valid and perfected Lien in any Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document (other than in respect of assets that, individually and in the aggregate, are not material to the Credit Parties, as determined by Administrative Agent in its sole discretion), in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, (iii) any Credit Party or other Person shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party or shall contest the validity or perfection of any Lien in any Collateral purported to be covered by the Collateral Documents, (iv) any subordination agreement (or subordination provisions incorporated in any Subordinated Indebtedness) or any other intercreditor agreement, or any provisions thereof, ceases to be valid and enforceable against any holder of Indebtedness intended to be subordinated to the Obligations or secured by a Lien intended to be subordinated to the Lien of Collateral Agent or any holder of such Indebtedness shall so assert in writing, (v) the failure of any party thereto (other than any Agent or Lender) to comply in any material respect with the terms of any subordination agreement (or subordination provisions incorporated in any Subordinated Indebtedness) or any other intercreditor agreement, or (vi) without limiting the foregoing, any impairment of the first priority security interest in the Collateral, including, without limitation, the existence of Liens or security interests in the Collateral in favor of any party other than Collateral Agent or any other Secured Party than except for Permitted Liens;

(m) Material Adverse Effect. Any event, circumstance, development or change (either individually or in the aggregate) occurs that has resulted in or caused, or could reasonably be expected to result in or cause, a Material Adverse Effect;

(n) Material Contracts. (i) The termination of any Specified Material Contract (other than upon the expiration thereof in accordance with its terms); (ii) the receipt by Borrower or any of its Subsidiaries of written notice from a counterparty asserting a default by Borrower or any of its Subsidiaries under any Specified Material Contract where such alleged default, if accurate, would permit such counterparty to terminate such Specified Material Contract except for any allegation subject to a good faith dispute and such dispute remains unresolved for thirty (30) days of such allegation; or (iii) any amendment to a Specified Material Contract that is prohibited by Section 6.18; or

(o) Delisting. The common stock of Borrower is no longer listed on an internationally recognized stock exchange in the United States.

(p) Initial Term Loan B. The failure to satisfy all conditions precedents set forth in Section 3.1(b), or the failure to borrow in full of the Initial Term Loan B, in each case within one (1) Business Day of the Closing Date.

THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence and during the continuance of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower by Administrative Agent, (A) the Commitments, if any, of each Lender having such Commitments shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans and any Administrative Agent Advances, and any Total Prepayment Amount in respect thereof, and (II) all other Obligations; (C) Collateral Agent may enforce any and all Liens and security interests created pursuant to the Collateral Documents; (D) Agents may exercise on behalf of themselves, the Lenders and the other Secured Parties all rights and remedies available to Administrative Agent, Collateral Agent, the Lenders and the other Secured Parties under the Credit Documents or under applicable law or in equity, and (E) Collateral Agent is hereby granted a license or right to use, license, or sublicense, without liability for royalties or any other charge, each Credit Party’s Intellectual Property, whether owned by the Credit Party or licensed to the Credit Party in preparing for the sale, advertising for sale, and selling any Collateral and otherwise exercising all rights and remediates available to the Administrative Agent, Collateral Agent, the Lenders, and the other Secured Parties.

9.   AGENTS

9.1 Appointment of Agents. CCM Denali Debt Holdings, LP is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and each Lender hereby authorizes CCM Denali Debt Holdings, LP, in such capacity, to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and the Lenders, and no Credit Party shall have any rights as a third party beneficiary of any of the provisions of this Section 9. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to Administrative Agent or Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law but instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

9.2 Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. In the event that any obligations (other than the Obligations) are permitted to be incurred hereunder and secured by Liens permitted to be incurred hereunder on all or a portion of the Collateral, each Lender authorizes the Administrative Agent and Collateral Agent, as applicable, to enter into intercreditor agreements, subordination agreements and amendments to the Collateral Documents to reflect such arrangements on terms acceptable to the Administrative Agent and Collateral Agent, as applicable. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship or other implied (or express) obligations arising under agency doctrine of any applicable law in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

9.3 General Immunity.

(a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document, or for the creation, perfection or priority of any Lien, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Default or Event of Default or as to the value or sufficiency of any Collateral or as to the satisfaction of any condition set forth in Section 3 or elsewhere herein (other than confirm receipt of items expressly required to be delivered to such Agent) or to inspect the properties, books or records of Borrower or any of its Subsidiaries or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

(b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, managers, members, employees or agents shall be liable to Lenders (i) for any action taken or omitted by any Agent (A) under or in connection with any of the Credit Documents or (B) with the consent or at the request of the Requisite Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction or (ii) for any failure of any Credit Party to perform its obligations under this Agreement or any other Credit Document. No Agent shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose or be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions; provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall have no liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Person shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5). Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, each Administrative Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. No Agent shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity.

(c) Notice of Default or Event of Default. No Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to such Agent by a Credit Party or a Lender. In the event that Administrative Agent shall receive such a notice, Administrative Agent shall give notice thereof to the Lenders; provided that failure to give such notice shall not result in any liability on the part of Administrative Agent.

9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any of its Subsidiaries for services in connection herewith and otherwise without having to account for the same to Lenders. The Lenders acknowledge that pursuant to such activities, Agents or their Affiliates may receive information regarding any Credit Party or any Affiliate of any Credit Party (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that Agents and their Affiliates shall be under no obligation to provide such information to them.

9.5 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective and their respective Related Parties. The exculpatory, indemnification and other provisions of this Section 9 shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.6 Lenders’ Representations, Warranties and Acknowledgment.

(a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower and its Subsidiaries in connection with the Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement and funding its Term Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

9.7 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, and its Related Parties (each, an “Indemnitee Related Party”), to the extent that such Indemnitee Related Party shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Related Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Indemnitee Related Party in any way relating to or arising out of the Obligations, this Agreement or the other Credit Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE RELATED PARTY; provided that (x) no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Related Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, and (y) the unreimbursed liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) in its capacity as such, or against any Indemnitee Related Party of any of the foregoing acting for such Agent (or any such sub-agent) in connection with such capacity. If any indemnity furnished to any Indemnitee Related Party for any purpose shall, in the opinion of such Indemnitee Related Party, be insufficient or become impaired, such Indemnitee Related Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Indemnitee Related Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; provided, further, this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Related Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

9.8 Successor Administrative Agent and Collateral Agent.

(a) Administrative Agent and Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to Borrower, to appoint a successor Administrative Agent and Collateral Agent; provided that in no event shall any such successor Agent be a Defaulting Lender. Upon the acceptance of any appointment as Administrative Agent and Collateral Agent hereunder by a successor Administrative Agent and Collateral Agent, that successor Administrative Agent and Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and Collateral Agent and the retiring Administrative Agent and Collateral Agent shall promptly (i) transfer to such successor Administrative Agent and Collateral Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent and Collateral Agent under the Credit Documents, and (ii) execute and deliver to such successor Administrative Agent and Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent and Collateral Agent of the security interests created under the Collateral Documents, whereupon such retiring Administrative Agent and Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s and Collateral Agent’s resignation hereunder as Administrative Agent and Collateral Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent and Collateral Agent hereunder.

(b) Notwithstanding anything herein to the contrary, Administrative Agent and Collateral Agent may assign their rights and duties as Administrative Agent and Collateral Agent hereunder to an Affiliate of Cerberus without the prior written consent of, or prior written notice to, Borrower or the Lenders; provided that Borrower and the Lenders may deem and treat such assigning Administrative Agent and Collateral Agent as Administrative Agent and Collateral Agent for all purposes hereof, unless and until such assigning Administrative Agent or Collateral Agent, as the case may be, provides written notice to Borrower and the Lenders of such assignment. Upon such assignment such Affiliate shall succeed to and become vested with all rights, powers, privileges and duties as Administrative Agent and Collateral Agent hereunder and under the other Credit Documents.

9.9 Collateral Documents and Guaranty.

(a) Agents under Collateral Documents and Guaranty. Each Lender hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Lenders, to be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral (A) that is the subject of a sale, transfer or other disposition of assets permitted hereby to a Person that is not Borrower or any other Credit Party, or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (B) upon termination of all Commitments and payment in full of all Obligations, or (ii) release any Guarantor from the Guaranty (x) pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented, in the case of each of clause (i) and (ii), in form and substance satisfactory to Administrative Agent. Upon request by any Agent at any time, the Requisite Lenders will confirm in writing such Agent’s authority to release its interest in particular types or items of Collateral, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.9.

(b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.

(c) No Duty With Respect to Collateral. No Agent shall be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall such Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

(d) Administrative Agent Advances. Administrative Agent may (but shall not be obligated to) from time to time make such disbursements and advances (“Administrative Agent Advances”) which Administrative Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by Borrower of the Loans and other Obligations or to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 10.2. Administrative Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to the Loans. Administrative Agent Advances shall constitute Obligations hereunder. Administrative Agent shall notify each Lender and Borrower in writing of each such Administrative Agent Advance, which notice shall include a description of the purpose of such Administrative Agent Advance. Without limitation to its obligations pursuant to Section 9.7, each Lender agrees that it shall make available to Administrative Agent, upon Administrative Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Administrative Agent Advance. If such funds are not made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to Administrative Agent, at the Federal Funds Effective Rate for three (3) Business Days and thereafter at the rate applicable to the Loans.

(e) If Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 9.11(b)) that any funds (as set forth in such notice by Administrative Agent) received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof)), such Erroneous Payment shall at all times remain the property of Administrative Agent pending its return or repayment as contemplated below in this Section 9.11(a) and held in trust for the benefit of Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one (1) Business Day thereafter (or such later date as Administrative Agent may, in its sole discretion, specify in writing), return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the other Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and Administrative Agent under Sections 2.7, 2.9, 10.2 and 10.3) allowed in such judicial proceeding;

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and

(c) and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the Lenders to pay to Administrative Agent any amount due for the compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.7, 2.9, 10.2 and 10.3.

9.11 Erroneous Payments.

(a) Without limiting immediately preceding clause (a), each Lender, Secured Party or other Payment Recipient who has received funds on behalf of a Lender, Secured Party or other Payment Recipient (and each of their respective successors and assigns), hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then, in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender, or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 9.11(b).

For the avoidance of doubt, the failure to deliver a notice to Administrative Agent pursuant to this Section 9.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.11(a) or on whether or not an Erroneous Payment has been made.

(b) Each Lender or Secured Party hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Credit Document, or otherwise payable or distributable by Administrative Agent to such Lender or Secured Party under any Credit Document with respect to any payment of principal, interest, fees or other amounts, against any amount that Administrative Agent has demanded to be returned under immediately preceding clause (a).

(c) (i) In the event an Erroneous Payment (or portion thereof) is not recovered by Administrative Agent for any reason, after demand therefor by Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon Administrative Agent’s request to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by Administrative Agent in such instance)), and is hereby (together with Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to Borrower or Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under Section 9.7 and its applicable Commitments which shall survive as to such assigning Lender, (D) Administrative Agent and Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to Section 10.6 (but excluding, in all events, any assignment consent or approval requirements (whether from Borrower or otherwise)), Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by Administrative Agent) and (y) may, in the sole discretion of Administrative Agent, be reduced by any amount specified by Administrative Agent in writing to the applicable Lender from time to time.

(d) The parties hereto agree that (x) irrespective of whether Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Credit Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Obligations under the Credit Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrower or any other Credit Party; provided that this Section 9.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrower for the purpose of making such Erroneous Payment.

(e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine

(f) Each party’s obligations, agreements and waivers under this Section 9.11 shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the payment in full of all Obligations (or any portion thereof) under any Credit Document.

9.12 Credit Bid. Each of the Lenders hereby irrevocably authorizes Agents, on behalf of Lenders, to take any of the following actions upon the instruction of the Requisite Lenders:

(a) consent to the disposition of all or any portion of the Collateral free and clear of the Liens securing the Obligations in connection with any disposition pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof;

(b) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any disposition of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof;

(c) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any disposition of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC;

(d) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other disposition conducted in accordance with applicable law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or

(e) estimate the amount of any contingent or unliquidated Obligations of such Lender or other Secured Party.

Each Lender agrees that Agents are under no obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under clauses (b), (c) or (d) above, the Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by Agents on a ratable basis.

With respect to each contingent or unliquidated claim that is an Obligation, Agents are hereby authorized, but are not required, to estimate the amount thereof for purposes of any credit bid or purchase described above so long as the estimation of the amount or liquidation of such claim would not unduly delay the ability of Agents to credit bid the Obligations or purchase the Collateral in the relevant disposition. In the event that Agents, in their sole discretion, elects not to estimate any such contingent or unliquidated claim or any such claim cannot be estimated without unduly delaying the ability of Agents to consummate any credit bid or purchase in accordance with the above provisions, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid.

In connection with any such credit bid (i) Agents shall be authorized to form one or more acquisition vehicles to make a bid, (ii) the Agents shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Agents with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Capital Stock thereof shall be governed, directly or indirectly, by the vote of the Requisite Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Requisite Lenders contained in Section 10.5 of this Agreement), (iii) Agents shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Capital Stock issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Capital Stock issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive Capital Stock issued by such acquisition vehicle) as Agents may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

10. MISCELLANEOUS

10.1 Notices.

(a) Notices Generally. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Credit Party, Collateral Agent, or Administrative Agent, shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to any Agent shall be effective until received by such Agent.

Any notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. Neither Administrative Agent nor any Lender shall incur any liability to any Credit Party in acting upon any telephonic notice that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of any Credit Party or for otherwise acting in good faith.

(b) Electronic Communications.

(i) Notices and other communications to any Agent, Lenders and any Credit Party hereunder may be delivered or furnished by other electronic communication (including e-mail and Internet or intranet websites, including Debt Domain, Intralinks, SyndTrak or another relevant website or other information platform (the “Platform”)) pursuant to procedures approved by Administrative Agent in its sole discretion; provided that, notwithstanding the foregoing, in no event will notices by electronic communication be effective to any Agent or any Lender pursuant to Section 2 if any such Person has notified Administrative Agent that it is incapable of receiving notices under such Section 2 by electronic communication. Any Agent or Borrower may, in its sole discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. In the case of any notices by electronic communication permitted in accordance with this Agreement, unless Administrative Agent otherwise prescribes, (A) any notices and other communications permitted to be sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment, but excluding any automatic reply to such e-mail), except that, if such notice or other communication is not sent during normal business hours at the location of the recipient, then such notice or communication shall be deemed not to have been received until the opening of business on the next Business Day for the recipient, and (B) notices or communications permitted to be posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and clearly identifying an accessible website address therefor.

(ii) Each Credit Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the gross negligence or willful misconduct of Administrative Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(iii) The Platform and any Approved Electronic Communications are provided “as is” and “as available”. None of the Agents or any of their respective Related Parties (the “Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the Approved Electronic Communications or the Platform and each expressly disclaims liability for errors or omissions in the Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent Affiliates in connection with the Platform or the Approved Electronic Communications. In no event shall the Agent Affiliates have any liability to any of the Credit Parties, any Lender or any other Person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or Administrative Agent’s transmission of communications through the Platform.

Each party hereto agrees that no Agent has any responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Approved Electronic Communication or otherwise required for the Platform.

(iv) Each Credit Party, each Lender and each Agent agrees that Administrative Agent may, but shall not be obligated to, store any Approved Electronic Communications on the Platform in accordance with Administrative Agent’s customary document retention procedures and policies. Borrower and each other Credit Party hereby agrees to identify that portion of the materials and/or information provided by or on behalf of the any Credit Party (the “Materials”) hereunder that contains any material non-public information and that (a) all such Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, and (b) by marking Materials “PUBLIC,” Borrower and each other Credit Party shall be deemed to have authorized each Agent and the Lenders to treat such Materials as not containing any material non-public information (although it may be sensitive and proprietary). Each Credit Party hereby acknowledges and agrees that, unless Borrower notifies Administrative Agent in advance, all financial statements and certificates furnished pursuant to Sections 5.1(a), (b) and (c) hereunder are hereby deemed to be suitable for distribution, and to be made available, to all Lenders and may be treated by Administrative Agent and the Lenders as not containing any material non-public information.

(v) All uses of the Platform shall be governed by and subject to, in addition to this Section 10.1, separate terms and conditions posted or referenced in such Platform and related agreements executed by the Lenders and their Affiliates in connection with the use of such Platform.

(vi) Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.

10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to, jointly and severally, pay promptly (a) all reasonable costs and expenses incurred by any Agent or any Lender in connection with the negotiation, preparation and documentation of the Credit Documents (including the reasonable fees, charges and disbursements of counsel for Agents) and any consents, amendments, supplements, waivers or other modifications thereto, regardless of whether the same become effective; (b) all reasonable fees, costs, expenses and disbursements of counsel to Agents in connection with the negotiation, preparation, execution and administration of the Credit Documents or in connection therewith or the transactions completed therein and any consents, amendments, supplements, waivers or other modifications thereto and any other documents or matters requested by the Credit Parties; (c) all reasonable fees, costs and expenses incurred by Agents in creating, perfecting, recording, maintaining and preserving Liens in favor of Collateral Agent, for the benefit of Secured Parties, including filing and recording fees, expenses and Taxes, stamp or documentary Taxes, search fees, title insurance premiums and reasonable fees, costs, expenses and disbursements of counsel to each Agent or Lender in connection with the Credit Documents or the transactions contemplated therein; (d) all reasonable fees, costs and expenses for, and disbursements of, any Agent’s or any Lender’s auditors, accountants, consultants, experts, appraisers and other advisors whether internal or external, and all reasonable attorneys’ fees (including allocated costs of internal counsel and expenses and disbursements of outside counsel) incurred by any Agent or any Lender; (e) all reasonable fees, costs and expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by any Agent and its respective counsel) in connection with the enforcement, custody or preservation of any of the Collateral; (f) all other reasonable fees, costs and expenses incurred by any Agent or any Lender in connection with the syndication of the Loans and Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, supplements, waivers or other modifications thereto and the transactions contemplated thereby; (g) reasonable costs or expenses (including Taxes and insurance premiums) required to be paid by any Credit Party, under any of the Credit Documents that are paid, advanced, or incurred by any Agent, (h) all costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel) and costs of settlement, incurred by any Agent or any Lender (x) in connection with the enforcement, preservation or protection of its rights or remedies hereunder or under the other Credit Documents (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or (y) in connection with any refinancing, restructuring, workout or negotiations of the credit arrangements provided under the Credit Documents (including all such costs and expenses incurred in connection with any insolvency or bankruptcy cases or proceedings); and (i) without limitation, all “Expenses” (as defined in that certain Non-Binding Proposal, dated as of May 14, 2024, by and among Borrower and Cerberus) incurred or accrued by Cerberus. All amounts due under this Section 10.2 shall be due and payable promptly upon demand.

10.3 Indemnity.

(a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party, jointly and severally, agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Agent and Lender, their respective Affiliates and the respective officers, partners, directors, trustees, employees and agents of each Agent and each Lender and of each of their respective Affiliates (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE; provided that no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order, of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. This Section 10.3(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(b) To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against Lenders, Agents and their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the transmission of information through the Internet, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Credit Party hereby waives, releases and agrees not to sue upon or assert any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. No Person referred to in the immediately preceding sentence shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

(c) All amounts due under this Section 10.3 shall be due and payable promptly (and in any event within thirty (30) days) following receipt by Borrower of an invoice relating thereto setting forth such expenses.

10.4 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default, Administrative Agent, each Lender and each of their respective Affiliates is hereby authorized by each Credit Party at any time or from time to time (subject, in the case of a Lender or its Affiliates) to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (time or demand, provisional or final, general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured (in whatever currency)) and any other Indebtedness at any time held or owing by such Lender or Administrative Agent, to or for the credit or the account of any Credit Party (in whatever currency) against and on account of the obligations and liabilities of any Credit Party to such Lender or Administrative Agent and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto or with any other Credit Document, irrespective of whether or not (a) such Lender or Administrative Agent shall have made any demand hereunder, (b) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured or (c) such obligation or liability is owed to a branch or office of such different from the branch or office holding such deposit or obligation or such Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees to notify Borrower and Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and their respective Affiliates under this Section 10.4 are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have.

10.5 Amendments and Waivers.

(a) Requisite Lenders’ Consent. Subject to Sections 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of Administrative Agent and the Requisite Lenders.

(b) Affected Lenders’ Consent. Without the written consent of each Lender (other than a Defaulting Lender) that would be directly and adversely affected thereby, no amendment, modification, termination, waiver or consent shall be effective if the effect thereof would:

(i) extend the scheduled final maturity of any Loan or Note of such Lender; provided that no amendment, modification or waiver of any condition precedent, covenant (other than the covenant to repay the Loans on the Maturity Date), Default or Event of Default shall constitute an extension of scheduled final maturity;

(ii) waive, reduce or postpone any scheduled repayment of principal (but not any prepayment of principal which may be waived, reduced or postponed with the consent solely of the Requisite Lenders) owed to such Lender; provided that (A) the waiver of (or amendment of the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal and (B) the waiver of any Default (other than a Default under Section 8.1(a)), Event of Default or mandatory reduction of the Commitments shall not constitute a postponement of any date scheduled for, or a reduction in the amount of, any scheduled repayment of principal;

(iii) reduce the rate of interest on any Loan (other than as provided in Section 2.5 or any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.6) or any fee or any premium payable hereunder;

(iv) waive or extend the time for payment of any such interest, fees or premiums (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute an extension of any time for payment of interest, fees or premiums);

(v) reduce or forgive the principal amount of any Loan;

(vi) amend, modify, terminate or waive any provision of Section 2.11, Section 2.12(g), Section 2.13, this Section 10.5(b) or Section 10.5(c); provided that Administrative Agent and the Requisite Lenders may waive, in whole or in part, any prepayment so long as the application of any portion of such prepayment which is still required to be made is not altered;

(vii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; provided that, with the consent of Administrative Agent and the Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of “Requisite Lenders” or “Pro Rata Share” on substantially the same basis as the Term Loan Commitments and the Term Loans are included on the Closing Date;

(viii) (A) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents, (B) subordinate the Lien of Collateral Agent on all or substantially all of the Collateral securing the Obligations to the Liens securing any other Indebtedness of the Credit Parties or subordinate any Guaranty of the Guarantors, except in each case as expressly provided in the Credit Documents as in effect on the Closing Date, (C) subordinate all or any portion of the Obligations in right of payment to any other Indebtedness, or (D) change or have the effect of changing the priority or pro rata treatment of any payment (including voluntary and mandatory prepayment), Liens, proceeds of Collateral or reductions in Commitments (including as a result, in whole or in part, of allowing the issuance or incurrence, pursuant to this Agreement or otherwise, of new loans or other Indebtedness having any priority senior to any of the Obligations in respect of any payments, Liens, Collateral or proceeds of Collateral, in exchange for any Obligations or otherwise), except in each case as expressly provided in the Credit Documents as in effect on the Closing Date; or

(ix) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

(c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

(i) increase any Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided that no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall be deemed to constitute an increase in any Commitment of any Lender; or

(ii) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.

(d) Consent of Administrative Agent and Borrower. With the consent of Borrower only, Administrative Agent may amend, modify or supplement this Agreement (i) to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender and (ii) to enter into additional or supplemental Collateral Documents.

(e) Defaulting Lenders; Events of Default. Notwithstanding anything contained herein to the contrary, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender and (B) subject in all respects to Section 2.16, no amendment or waiver shall reduce the principal amount of any Loan or reduce the rate of interest on any Loan, in each case, owing to a Defaulting Lender, without the consent of such Defaulting Lender and (ii) this Agreement may be amended and restated without the consent of any Lender (but with the consent of Borrower and Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall continue to be entitled to the benefits of Section 2.11, Section 2.13, Section 2.14, Section 2.15, Section 10.2 and Section 10.3), such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. Notwithstanding anything herein or otherwise to the contrary, any Default or Event of Default occurring hereunder shall continue to exist (and shall be deemed to be continuing) until such time as such Default or Event of Default is waived in writing in accordance with the terms of this Section 10.5 notwithstanding (x) any attempted cure or other action taken by Borrower or any other Person subsequent to the occurrence of such Default or Event of Default or (y) any action taken or omitted to be taken by Administrative Agent or any Lender prior to or subsequent to the occurrence of such Default or Event of Default (other than the granting of a waiver in writing in accordance with the terms of this Section 10.5).

(f) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Agent, each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

10.6 Successors and Assigns; Participations.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clause (b) of this Section 10.6, (ii) by way of participation in accordance with the provisions of clause (d) of this Section 10.6, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (e) of this Section 10.6 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section 10.6 and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in Section 10.6(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in Section 10.6(b)(i)(A), the aggregate amount of the Commitment or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to Administrative Agent) shall not be less than $1,000,000.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned (or as otherwise permitted by Administrative Agent).

(iii) Required Consents. No consent shall be required for any assignment, except that the consent of Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for assignments in respect of any Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv) Assignment Agreement. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of Three Thousand Five Hundred Dollars ($3,500); provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire, documentation required under Section 2.15(g) and any and all documentation and other information with respect to the assignee that is required by regulatory authorities under applicable “know your customer,” Anti-Money Laundering Laws and other anti-money laundering regulations, including the Patriot Act.

(v) No Assignment to Certain Persons. No such assignment shall be made to (A) any Credit Party or to any Credit Party’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Pro Rata Share thereof. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 10.6(c), from and after the effective date specified in each Assignment Agreement (which for the avoidance of doubt shall be the date of recordation in the Register), the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14, 2.15 and 10.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 10.6.

(c) Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in the United States a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, any Credit Party or any Credit Party’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.7 with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may, at such Lender’s option, provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.5(b) and 10.5(c) that affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14 and 2.15 subject to the requirements and limitations therein, including the requirements under Section 2.15 (it being understood that the documentation required under Section 2.15(g) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.6(b); provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under Section 10.6(b); and (B) shall not be entitled to receive any greater payment under Section 2.14 or 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitment and/or the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

10.7 Independence of Covenants, etc. All covenants, conditions and other terms hereunder and under the other Credit Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, conditions or other terms, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant, condition or other term shall not avoid the occurrence of a Default or Event of Default if such action is taken or condition exists.

10.8 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of the Loans. Notwithstanding anything herein or implied by law to the contrary, the obligations of each Credit Party set forth in Sections 2.14, 2.15, 5.20, 10.2, 10.3, 10.4, and 10.10 and the agreements of Lenders set forth in Sections 2.13, 9.3(b) and 9.7 shall survive the repayment of the Loans and the termination of the Credit Documents.

10.9 No Waiver; Remedies Cumulative. No failure or delay or course of dealing on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

10.10 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or Administrative Agent, Collateral Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.11 Severability. In case any provision in or obligation hereunder or under any Note or other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.12 Obligations Several; Actions in Concert. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. Anything in this

Agreement or any other Credit Document to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or any Note or otherwise with respect to the Obligations without first obtaining the prior written consent of Administrative Agent or Requisite Lenders (as applicable), it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and any Note or otherwise with respect to the Obligations shall be taken in concert and at the direction or with the consent of Administrative Agent or Requisite Lenders (as applicable).

10.13 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

10.14 Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

10.15 Consent To Jurisdiction.

(a) ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION  10.1 AND SUCH SERVICE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW AND (v) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

(b) EACH CREDIT PARTY HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION  10.1. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY CREDIT PARTY IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

10.16 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY

HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION  10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.17 Confidentiality. Each Agent and Lender shall hold all non-public information regarding the Credit Parties and their Subsidiaries and their businesses identified as such by Borrower and obtained by such Agent or Lender pursuant to the requirements hereof in accordance with such Agent’s or Lender’s customary procedures for handling confidential information of such nature, it being understood and agreed by each Credit Party that, in any event, an Agent or a Lender may make (i) disclosures of such information to Affiliates or Related Parties of each Lender and Agent and to their respective current and prospective equity holders (including without limitation, partners) and Related Parties (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17), (ii) disclosures of such information reasonably required by (A) any pledgee referred to in Section 10.6(e), (B) any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Commitments and/or Loans or any participations therein or (C) any direct or indirect investor or prospective investor in an Related Parties, (iii) disclosure to any rating agency when required by it; provided that, prior to any disclosure, such rating agency shall be instructed to preserve the confidentiality of any confidential information relating to the Credit Parties received by it from any Agent or any Lender, (iv) disclosure to any Lender’s financing sources; provided that prior to any disclosure, such financing source is informed of the confidential nature of the information, (v) in connection with any litigation or dispute (including with respect to the exercise of remedies) which relates to this Agreement or any other Credit Document to which any Agent or any Lender is a party or is otherwise subject and (vi) disclosures required or requested by any Governmental Authority or representative thereof (including any self-regulatory authority, such as the NAIC) purporting to have authority over such Person or its Affiliates, respective current and prospective equity holders (including without limitation, partners) and Related Parties of such Person and of such Person’s Affiliates or pursuant to legal or judicial process or other legal proceeding; provided that, unless specifically prohibited by applicable law or court order, such Agent or such Lender, as the case may be, shall make reasonable efforts to notify Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information. In addition, Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Agents and the Lenders in connection with the administration of this Agreement, the other Credit Documents, and the Commitments. Notwithstanding anything to the contrary set forth herein, each party hereto (and each of their respective employees, representatives or other agents) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective Affiliates. Notwithstanding the foregoing, on or after the Closing Date, Administrative Agent or any Lender may, at its own expense issue news releases and publish “tombstone” advertisements and other announcements relating to this transaction in newspapers, trade journals and other appropriate media (which may include use of logos of one or more of the Credit Parties) (collectively, “Trade Announcements”). No Credit Party shall issue any Trade Announcement except disclosures required by applicable law, regulation, legal process or the rules of the Securities and Exchange Commission; provided that Borrower shall have provided Administrative Agent a reasonable opportunity and in any event not less than three (3) Business Days to review any such disclosures and shall revise and/or redact such disclosure as Administrative Agent may request so long as such revisions and/or redactions comply with applicable law, regulation, legal process or rules.

10.18 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent, for the benefit of the Lenders and Agents, as applicable, an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder.

10.19 Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile, emailed .pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

10.20 Effectiveness; Entire Agreement; No Third Party Beneficiaries. Subject to Section 3.1, this Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof. This Agreement and the other Credit Documents represent the entire agreement of the Credit Parties and their Subsidiaries, Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Credit Documents. Nothing in this Agreement or in the other Credit Documents, express or implied, shall be construed to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, Affiliates of each of Agents and Lenders, holders of participations in all or any part of a Lender’s Commitments, Loans or in any other Obligations, and the Indemnitees) any rights, remedies, obligations, claims or liabilities under or by reason of this Agreement or the other Credit Documents. In the event of any conflict between the provisions of this Agreement and those of any other Credit Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of any Agent or Lender in any other Credit Document shall not be deemed a conflict with this Agreement.

10.21 Patriot Act. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify such Credit Party in accordance with the Patriot Act.

10.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

10.23 Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, Administrative Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. Each Credit Party agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date Administrative Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, Administrative Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, each Credit Party agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify Administrative Agent against such loss. The term “rate of exchange” in this Section 10.23 means the spot rate at which Administrative Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

10.24 Original Issue Discount. THE LOANS HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT WITHIN THE MEANING OF SECTION 1273(a) OF THE CODE AND TREASURY REGULATIONS SECTION 1.1273-1 FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE OBTAINED BY WRITING TO BORROWER AT ITS ADDRESS SET FORTH IN APPENDIX B.

10.25 Electronic Execution of Assignments and Credit Documents. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement or any other Credit Document shall in each case be deemed to include electronic signatures, electronic deliveries, signatures exchanged by electronic transmission, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that Administrative Agent or Collateral Agent may request, and upon any such request the Credit Parties shall be obligated to provide, manually executed “wet ink” signatures to any Credit Document. Without limiting the generality of the foregoing, each Credit Party hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agents, the other Secured Parties and the Credit Parties, electronic images of this Agreement or any other Credit Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.

10.26 No Fiduciary Duty. Each Agent, each Lender and each of their respective Affiliates (collectively, solely for purposes of this Section 10.26, the “Lenders”), may have economic interests that conflict with those of the Credit Parties, their equity holders and/or their affiliates. Each Credit Party agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Credit Party, its equity holders or its affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Credit Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its equity holders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Credit Party, its equity holders or its Affiliates on other matters) or any other obligation to any Credit Party except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Credit Party, its management, stockholders, creditors or any other Person. Each Credit Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, in connection with such transaction or the process leading thereto.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	EOS ENERGY ENTERPRISES, INC.
	By:	/s/ Joseph Mastrangelo
		Name:	Joseph Mastrangelo
		Title:	Chief Executive Officer and President
GUARANTORS:	EOS ENERGY ENTERPRISES INTERMEDIATE HOLDINGS, LLC
	By:	/s/ Joseph Mastrangelo
		Name:	Joseph Mastrangelo
		Title:	President
EOS ENERGY STORAGE LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	Chief Executive Officer and President
EOS SERVICES LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	President
HI-POWER, LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	President
EOS INGENUITY LAB, LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	President

[Signature Page to Credit and Guaranty Agreement]

EOS ENTERPRISE HOLDINGS, LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	President
EOS ENERGY TECHNOLOGY HOLDINGS, LLC
By:	/s/ Joseph Mastrangelo
	Name:	Joseph Mastrangelo
	Title:	President

[Signature Page to Credit and Guaranty Agreement]

CCM DENALI DEBT HOLDINGS, LP, as Administrative Agent and Collateral Agent
By:	/s/ Alexander D. Benjamin
	Name:	Alexander D. Benjamin
	Title:	Manager

[Signature Page to Credit and Guaranty Agreement]

CCM DENALI DEBT HOLDINGS, LP, as a Lender
By:	/s/ Alexander D. Benjamin
	Name:	Alexander D. Benjamin
	Title:	Manager

[Signature Page to Credit and Guaranty Agreement]

APPENDIX A

COMMITMENTS

Term Loan Commitments

Lender	Initial Commitment A	Initial Commitment B	Tranche 1 Commitment	Tranche 2 Commitment	Tranche 3 Commitment	Term Loan Commitment (Total)
CCM Denali Debt Holdings, LP	$8,400,000	$66,600,000	$30,000,000	$65,000,000	$40,500,000	$210,500,000

Revolving Loan Commitments

Lender	Revolving Commitment
CCM Denali Debt Holdings, LP	$105,000,000

APPENDIX B

NOTICE ADDRESSES

To any Credit Party:

EOS Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820
Attention: [xxx]
E-mail: [xxx]

in each case, with a copy to (which shall not constitute notice):
Haynes and Boone LLP
30 Rockefeller Plaza
26th Floor
Attention: Alexander Grishman; Gilbert Porter
Email: alexander.grishman@haynesboone.com; gilbert.porter@haynesboone.com
Telephone: (212) 918-8965; (212) 659-4965

To Administrative Agent or Collateral Agent:

CCM Denali Debt Holdings, LP
c/o Cerberus Capital Management, L.P.
875 Third Avenue, 10th Floor
New York, NY 10022
Attention: [xxx]
Phone: [xxx]
Email: [xxx]
Attention: [xxx]
Email: [xxx]

with a copy to (which shall not constitute notice):

Cooley LLP
3 Embarcadero Center, 20th Floor
San Francisco, CA 94111
Attn: Matthew Bartus; Michael Tollini
Email: mbartus@cooley.com; mtollini@cooley.com
Telephone: (415) 693-2056; (202) 962-8380

Schedule 1.1

Milestone Schedule

1.      Delayed Draw Term Loan Milestones. The Lenders’ several obligations to make any Delayed Draw Term Loan shall be subject to the satisfaction of all conditions precedent set forth in Section 3.2 of the Credit Agreement and each of the applicable Milestones set forth below.

a.      Tranche 1 Term Loan. The Lenders’ several obligations to make the Tranche 1 Term Loan pursuant to Section 2.1(a)(ii) of the Credit Agreement shall be subject to the achievement of the First Milestone on the First Milestone Test Date. In the event that the Borrower fails to achieve the First Milestone on the First Milestone Test Date, each of the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the First Milestone Test Date.

b.      Tranche 2 Term Loan. The Lenders’ several obligations to make the Tranche 2 Term Loan pursuant to Section 2.1(a)(iii) of the Credit Agreement shall be subject to the achievement of the Second Milestone on the Second Milestone Test Date. In the event that the Borrower fails to achieve the Second Milestone on the Second Milestone Test Date, the Tranche 2 Commitment and the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the Second Milestone Test Date.

c.      Tranche 3 Term Loan. The Lenders’ several obligations to make the Tranche 3 Term Loan pursuant to Section 2.1(a)(iv) of the Credit Agreement shall be subject to the achievement of the Third Milestone on the Third Milestone Test Date. In the event that the Borrower fails to achieve the Third Milestone on the Third Milestone Test Date, the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the Third Milestone Test Date.

2.      Applicable Percentage Milestones. The Applicable Percentage shall be subject to increase or, solely in the case of achieving the Fourth Milestone Components, decrease, as set forth below. Each adjustment to the Applicable Percentage set forth below is iterative, such that the failure to achieve each applicable Milestone Component shall result in a separate adjustment that is separate from, and in addition to, any preceding or succeeding adjustment to the Applicable Percentage. Each adjustment to the Applicable Percentage set forth below is in addition to, and separate from, any increases in the Applicable Percentage as set forth in the definition thereof upon the making of any applicable Delayed Draw Term Loan.

a.      First Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any First Milestone Component, in each case on the First Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve First Milestone Components. By way of example, the failure to achieve Automation Milestone 1 and Cost Milestone 1, combined with the achievement of each of Sales Milestone 1 and Technology Milestone 1, in each case on First Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%).

b.      Second Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any Second Milestone Component, in each case on the Second Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Second Milestone Components. By way of example, the failure to achieve Automation Milestone 2 and Cost Milestone 2, combined with the achievement of each of Sales Milestone 2 and Technology Milestone 2, in each case on the Second Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%).

c.      Third Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any Third Milestone Component, in each case on the Third Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Third Milestone Components. By way of example, the failure to achieve Automation Milestone 3 and Cost Milestone 3, combined with the achievement of each of Sales Milestone 3 and Technology Milestone 3, in each case on the Third Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%).

d.      Fourth Milestone Adjustments. Subject to Section 2(e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any Fourth Milestone Component, in each case on the Fourth Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Fourth Milestone Components; provided, that upon the achievement of any Fourth Milestone Component (in its entirety, not including fractional achievement), if, from and after the Closing Date through and including the Fourth Milestone Test Date, none of the Borrower or any of its Subsidiaries has received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock, then any increase to the Applicable Percentage previously made pursuant to any of Sections 2(a), (b) and (c) above due to the failure to achieve any Milestone Component of the same category (e.g., automation) shall be of no further force and effect as of the Fourth Milestone Test Date, and as a result the cumulative increase of the Applicable Percentage due to the prior failure to achieve any Milestone Component of such category shall be reduced to [*]. By way of example, the failure to achieve any of Automation Milestone 1, Automation Milestone 2 or Automation Milestone 3, followed by the achievement of Automation Milestone 4, would result in a cumulative adjustment to the Applicable Percentage of [*] with respect to the automation category of Milestones (so long as from and after the Closing Date through and including the Fourth Milestone Test Date, none of the Borrower or any of its Subsidiaries has received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock). In the foregoing example, any adjustments to the Applicable Percentage prior to the Fourth Milestone would remain in effect, notwithstanding the achievement of any Fourth Milestone Component, if after the Closing Date through and including the Fourth Milestone Test Date, the Borrower or any of its Subsidiaries received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock. In the event of any decrease to the Applicable Percentage as a result of the achievement of any Fourth Milestone Component such that the Equity Instruments held by Lenders or their assignees or designees, as applicable, exceed the Equity Instruments required in order to satisfy the Equity Instruments Coverage Condition, such Lender, assignee or designee holding any Equity Instruments shall promptly, upon request, cooperate with Borrower to amend, forfeit or return such Equity Instruments as necessary to give effect to such decrease.

e.      Fractional Adjustments. In the case of any Milestone Component that has more than one sub-component, if such Milestone Component has not been achieved but one or more of such sub-components have been achieved, then the total increase to the Applicable Percentage with respect to such Milestone Component shall be equal to [*] percent ([*]%) multiplied by a fraction where (x) the numerator is the number of sub-components of such Milestone Components that were not achieved and (y) the denominator is the total number of sub-components of such Milestone Component.

3.      Milestone Certificates. The achievement of all Milestones and Milestone Components set forth herein shall be evidenced by delivery to the Administrative Agent of a certificate of an Authorized Officer in form and substance satisfactory to the Administrative Agent in its sole discretion that certifies achievement or failure of such Milestone and/or Milestone Components and attaching such as the Administrative Agent may request in its sole discretion demonstrating such achievement or failure of such Milestone and/or Milestone Components. The failure to deliver such certificate on or prior to the date that is five (5) Business Days after the applicable Test Date shall be deemed to constitute a failure to achieve each Milestone and/or Milestone Components to which such Test Date is applicable. For the avoidance of doubt, the parties understand and agree that achievement or failure of certain Milestone Components may require evaluation of results to verify satisfaction of the criteria thereof. Administrative Agent may, in its sole discretion, extend or otherwise stay any termination of Commitments pending further determination of whether any such Milestone Component has been satisfied or failed. Upon determination by Agent in its sole discretion that any such Milestone Component has been satisfied after the occurrence of the applicable Test Date or the date on which such certificate is required, such Milestone Component shall be deemed to have been satisfied as of the applicable Test Date. Any Applicable

Percentage increase resulting from the failure to achieve any Milestone Component shall be deemed to have occurred immediately and automatically upon (i) delivery of the certificate or (ii) upon the failure to deliver such certificate on or prior to the date that is five (5) Business Days after the applicable Test Date.

4.      Defined Terms; Interpretation, etc.

a.      Capitalized terms used in this Schedule 1.1 and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.

b.      The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Schedule 1.1.

c.      Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Aggregate Cost” means the actual cost of the actual materials and components that were put into the actual EOS Cubes produced, as measured by the documented BOM, updated not less often than monthly and supported by invoices to vendors, calculated using Borrower’s accounting practices as in effect on the Closing Date and in accordance with GAAP, which for the avoidance of doubt does not include any labor costs or overhead costs.

“Automation Milestone 1” means the achievement of each of (i) Cycle Time (Automated) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%).

“Automation Milestone 2” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%).

“Automation Milestone 3” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%).

“Automation Milestone 4” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%).

“Cost Milestone 1” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the First Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]).

“Cost Milestone 2” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Second Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]).

“Cost Milestone 3” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Third Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]).

“Cost Milestone 4” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Fourth Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]).

“Cycle Time (Automated)” means the number of seconds obtained by dividing (i) the total number of Z3 battery modules produced by Line 1 (as a fully automated operating line of production) per hour (averaged over a [*]-hour test period) by (ii) [*] seconds, as measured for such [*]-hour period at the end of the line, completed on or prior to the First Milestone Test Date.

“Cycle Time (Blended)” means the number of seconds obtained by dividing (i) the total number of Z3 battery modules produced by Line 1 (as a fully operating line of production) over total Effective Hours (averaged on a per-hour basis over such Effective Hours) by (ii) [*] seconds, as measured throughout the full calendar month ending on the applicable Milestone Test Date.

“Draw Period” means the Tranche 1 Term Loan Draw Period, the Tranche 2 Term Loan Draw Period or Tranche 3 Term Loan Draw Period, as applicable.

“Effective Hours” means hours of production, excluding breaks, maintenance, test/training runs, engineering builds, power outages, startup and other planned and unplanned business interruption.

“First Milestone” means the achievement of all First Milestone Components.

“First Milestone Component” means each of Automation Milestone 1, Cost Milestone 1, Sales Milestone 1 or Technology Milestone 1.

“First Milestone Test Date” means August 31, 2024.

“Fourth Milestone” means the achievement of all Fourth Milestone Components.

“Fourth Milestone Component” means each of Automation Milestone 4, Cost Milestone 4, Sales Milestone 4 or Technology Milestone 4.

“Fourth Milestone Test Date” means April 30, 2025.

“Milestone” means the First Milestone, the Second Milestone, the Third Milestone or the Fourth Milestone, as applicable.

“Milestone Component” means the First Milestone Components, the Second Milestone Components, the Third Milestone Components or the Fourth Milestone Components, as applicable.

“Milestone Test Date” means the First Milestone Test Date, Second Milestone Test Date, Third Milestone Test Date, or the Fourth Milestone Test Date, as applicable.

“Quality Yield” means the percentage obtained by dividing (i) the number of Z3 battery modules accepted during the Effective Hours, as measured by the quality acceptance criteria at the end of Line 1 (as a fully operating line of production), by (ii) the number of Z3 battery modules produced during the Effective Hours, in each case measured over the course of the full calendar month ending on the applicable Milestone Test Date.

“Sales Milestone 1” means the achievement of receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the First Milestone Test Date. For the avoidance of doubt any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing. For the avoidance of doubt, such computation of receipts shall include all such receipts from the Closing Date through such Milestone Test Date.

“Sales Milestone 2” means the achievement of each of (i) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Second Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Second Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii).

“Sales Milestone 3” means the achievement of each of (i) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Third Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Third Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii).

“Sales Milestone 4” means the achievement of each of (i) receipt of not less than [*]Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Fourth Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Fourth Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii).

“Second Milestone” means the achievement of all Second Milestone Components.

“Second Milestone Component” means each of Automation Milestone 2, Cost Milestone 2, Sales Milestone 2 or Technology Milestone 2.

“Second Milestone Test Date” means October 31, 2024.

“Technology Milestone 1” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated capacity of EOS Cubes powered by Z3 battery modules of not less than [*] kilowatt hours, determined using standard cell test protocol (with energy density normalized to the geometric area of the felt), not later than the First Milestone Test Date.

“Technology Milestone 2” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol1 that demonstrated each of the following for both units under test not later than the Second Milestone Test Date: (i) completion of not less than [*] battery standard battery test cycles2, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), and (iv) a ratio of total energy output produced by discharge from Z3 battery modules to total energy input required by the charging of Z3 battery modules measured over the course of [*] hours of continuous operation of not less than [*].

“Technology Milestone 3” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated each of the following for both units under test not later than the Third Milestone Test Date: (i) completion of not less than [*] standard battery test cycles, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iv) DC round trip efficiency of not less than [*]% ([*] hour test at [*] kilowatts), and (v) cumulative downtime (excluding any downtime related to any factors outside of the EOS Cube itself (e.g., inverter, exogenous events)) of less than [*] hours.

“Technology Milestone 4” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated each of the following for both units under test not later than the Fourth Milestone Test Date: (i) completion of not less than [*] standard battery test cycles, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iv) DC round trip efficiency of not less than [REDACTED% ([*] hour test at [*] kilowatts), and (v) cumulative downtime (excluding any downtime related to any factors outside of the EOS Cube itself (e.g., inverter, exogenous events)) of less than [*] hours.

____________

1        Detailed engineering specifications for standard capacity test protocol will be jointly developed by Administrative Agent and Borrower no later than July 15, 2024. Test specifications will be placed under revision control in the Borrower’s engineering system, and subsequent changes tracked under change control and Administrative Agent’s signature approval will be required on all changes.

2        Detailed engineering specifications for standard battery test cycle will be jointly developed by Administrative Agent and Borrower no later than July 15, 2024. Test specifications will be placed under revision control in the Borrower’s engineering system, and subsequent changes tracked under change control and Administrative Agent’s signature approval will be required on all changes.

“Test Date” means the First Milestone Test Date, the Second Milestone Test Date, the Third Milestone Test Date or the Fourth Milestone Test Date, as applicable.

“Third Milestone” means the achievement of all Third Milestone Components.

“Third Milestone Component” means each of Automation Milestone 3, Cost Milestone 3, Sales Milestone 3 or Technology Milestone 3.

“Third Milestone Test Date” means January 31, 2025.

“Tranche 1 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the First Milestone has been achieved (it being understood that the First Milestone cannot be achieved prior to the First Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the First Milestone Test Date), and (ii) the date that is 30 calendar days after the First Milestone Test Date.

“Tranche 2 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the Second Milestone has been achieved (it being understood that the Second Milestone cannot be achieved prior to the Second Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the Second Milestone Test Date), and (ii) the date that is 30 calendar days after the Second Milestone Test Date.

“Tranche 3 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the Third Milestone has been achieved (it being understood that the Third Milestone cannot be achieved prior to the Third Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the Third Milestone Test Date), and (ii) the date that is 30 calendar days after the Third Milestone Test Date.

Appendix B

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of June 21, 2024, by and among EOS ENERGY ENTERPRISES, INC., a Delaware corporation (the “Company”), and CCM DENALI EQUITY HOLDINGS, LP (the “Purchaser”).

RECITALS

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. The Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Company, the guarantors party thereto, the various lenders thereto and CCM DENALI DEBT HOLDINGS, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”) and this Agreement: (i) shares of Non-Voting Non-Convertible Preferred Stock (the “Series A Preferred Stock”) of the Company, having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Certificate of Designation, in the form attached hereto as Exhibit A (the “Series A Certificate of Designation”), (ii) shares of Convertible Preferred Stock (which shall be substantially similar to the Series A Preferred Stock except the Convertible Preferred Stock shall be convertible into Common Stock (defined below) except that it shall be convertible into Common Stock, and include customary conversion and antidilution terms related thereto, and shall have certain rights to participate in future equity offerings by the Company (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”) of the Company, having the designation, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions as specified in the Certificate of Designation, in the form attached hereto as Exhibit B (the “Series B Certificate of Designation” and together with the Series A Certificate of Designation, the “Certificates of Designation”) which will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) in accordance with the terms set forth in the Series B Certificate of Designation, and (iii) Warrants to purchase shares of Common Stock (as defined below and together with the Preferred Stock, the “Securities”) in the form attached hereto as Exhibit C.

C. Concurrently with the execution and delivery of this Agreement, the Company is entering into the Credit Agreement, pursuant to which the Company is required to issue 59 shares of Series A Preferred Stock and a Warrant representing 43,276,194 shares of Common Stock on the Initial Closing Date (as defined below) and upon certain events described therein (each an “Issuance Event” and together, the “Issuance Events”), to issue Securities in accordance therewith (each a “Securities Issuance” and together, the “Securities Issuances”) on Subsequent Closing Dates (as defined below).

D. Each Securities Issuance required by the Credit Agreement shall also be subject to and governed by the terms and conditions of this Agreement.

E. Pursuant to the terms and conditions of the Credit Agreement, no shares of Series B Preferred Stock shall be issued prior to the receipt of the Requisite Stockholder Approval (as defined below).

F. The Company desires the Purchaser to provide the financing arrangements set forth in the Credit Agreement and the Board of Directors has determined that the provision of such financing arrangements by Purchaser is good and valid consideration for the issuance of any Securities pursuant to the terms of the Transaction Documents (as defined below), and any Securities issued hereby and thereby shall be deemed fully paid without further consideration being paid by Purchaser.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“2020 Incentive Plan” has the meaning set forth in Section 3.1(e)(i).

“Acquiring Person” has the meaning set forth in Section 4.4.

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened against the Company, its Subsidiaries or any of their respective properties, or any officer, director or employee of the Company or any of its Subsidiaries acting in his or her capacity as an officer, director or employee, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Additional Subsequent Securities” has the meaning set forth in Section 2.3(c).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble. “Attribution Parties” has the meaning set forth in Section 4.7.

“Beneficial Ownership Limitation” has the meaning set forth in Section 4.7.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in either the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” has the meaning set forth in Section 4.1(b).

“Bylaws” has the meaning set forth in Section 3.1(b).

“Capital Stock” has the meaning set forth in Section 3.1(e)(i).

“Capitalization Date” has the meaning set forth in Section 3.1(e)(i).

“Certificate of Designation” has the meaning set forth in the Recitals.

“Certificate of Incorporation” has the meaning set forth in Section 3.1(b).

“Closing Dates” has the meaning set forth in Section 2.4(c).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Common Stock Equivalent” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire, at any time, Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is, at any time, convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Haynes and Boone, LLP, with offices at 30 Rockefeller Plaza 26th floor, New York, NY 10112.

“Company Covered Person” has the meaning set forth in Section 3.1(y).

“Company Deliverables” has the meaning set forth in Section 2.5.

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge, or knowledge that would have been acquired after reasonable inquiry, of the executive officers or directors of the Company having responsibility for the matter or matters that are the subject of the statement.

“Contract” means, with respect to any Person, any written or oral agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Conversion Shares” has the meaning set forth in the Recitals.

“Credit Agreement” has the meaning set forth in the Recitals.

“Disqualification Event” has the meaning set forth in Section 3.1(y).

“DTC” has the meaning set forth in Section 4.1(b).

“DWAC” has the meaning set forth in Section 4.1(b).

“Effect” means any effect, change, event, circumstance, state of fact, occurrence or development.

“Evaluation Date” has the meaning set forth in Section 3.1(m).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options or other equity awards to employees, officers, directors or consultants of the Company pursuant to any stock, equity or option plan or agreement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company and (b) securities issued hereunder or upon the exercise or exchange of or conversion of or as payments-in-kind pursuant to any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into or requiring or permitting payments-in-kind of securities issued and outstanding on the date of this Agreement or permitted to be issued pursuant to clause (a), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities issuable pursuant to such securities or to decrease the exercise price, exchange price or conversion price or payment-in-kind terms of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

“Fully Diluted Share Count” has the meaning set forth in Section 2.3(a).

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

“Governmental Authority” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature, (b) federal, state, local, municipal, foreign, supra-national or other government, (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and any taxing authority) or (d) self-regulatory organization (including, as applicable, the Principal Trading Market).

“Indemnified Person” has the meaning set forth in Section 4.10.

“Initial Closing” has the meaning set forth in Section 2.4(a).

“Initial Closing Date” has the meaning set forth in Section 2.4(a).

“Initial Securities” has the meaning set forth in Section 2.1.

“Initial Warrant” has the meaning set forth in Section 2.1.

“Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Issuance Event(s)” has the meaning set forth in the Recitals.

“Law” means any federal, state, national, supra-national, foreign, local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling, order, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (including under the authority of the Nasdaq Stock Market, the New York Stock Exchange or the Financial Industry Regulatory Authority, Inc.).

“Lock-up Restriction” has the meaning set forth in Section 4.1(d)(i).

“Material Adverse Effect” shall have the meaning set forth in the Credit Agreement; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Material Adverse Effect: (1) the announcement or disclosure of the sale of the Preferred Stock and Warrants or other transactions contemplated by this Agreement, (2) the taking of any action, or the failure to take any action, by the Company that is required to comply with the terms of this Agreement, (3) any change in GAAP or applicable Law or the interpretation thereof; except in each case with respect to clause (3), (x) to the extent disproportionately affecting the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operate and (y) the underlying cause of such Effect may be considered except to the extent such underlying cause would otherwise be excluded in accordance with the foregoing; or (b) prevents, materially adversely delays or materially adversely impedes, or could reasonably be expected to prevent, materially adversely delay or materially adversely impede the performance by the Company of its obligations under this Agreement and the other Transaction Documents, including, without limitation, the issuance and sale of the Securities.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” has the meaning set forth in the Recitals and 3.1(e)(i), and also includes any other class of securities into which the Preferred Stock may hereafter be reclassified or changed.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Initial Closing Date, shall be the Nasdaq Capital Market (“Nasdaq”).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Party” has the meaning set forth in Section 4.10.

“Registrable Securities” has the meaning set forth in Annex A attached hereto.

“Registration Rights” has the meaning set forth in Section 3.1(c).

“Registration Statement” means a registration statement meeting the requirements set forth in Annex A hereto, and covering the resale by the Purchaser of the Registrable Securities.

“Registration Statement Effective Date” has the meaning set forth in Section 4.1(b).

“Regulation D” has the meaning set forth in the Recitals.

“Required Fully Diluted Ownership” has the meaning set forth in Section 2.2.

“Requisite Stockholder Approval” has the meaning set forth in Section 4.8.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(f).

“Secretary’s Certificate” has the meaning set forth in 2.5(f)(i).

“Securities” means, collectively, the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares.

“Securities Act” has the meaning set forth in the Recitals.

“Securities Issuance(s)” has the meaning set forth in Recitals.

“Series A Certificate of Designation” has the meaning set forth in the Recitals.

“Series A Preferred Stock” has the meaning set forth in the Recitals.

“Series A-1 Preferred Stock” has the meaning set forth in Section 2.1.

“Series B Certificate of Designation” has the meaning set forth in the Recitals.

“Series B Preferred Stock” has the meaning set forth in the Recitals.

“Share Count Notice” has the meaning set forth in Section 2.3(a).

“Shareholder Rights Plan” has the meaning set forth in Section 4.4.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis) with respect to Common Stock or other securities of the Company, and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Standard Settlement Period” means the standard settlement period for the Principal Trading Market, expressed in a number of Trading Days, as in effect on the applicable date, which as of the date of this Agreement is “T+1”.

“Stock Certificate” has the meaning set forth in Section 2.5(a).

“Stockholder Meeting” has the meaning set forth in Section 4.8.

“Stockholder Meeting Deadline” has the meaning set forth in Section 4.8.

“Subsequent Closing Date” has the meaning set forth in Section 2.4(c).

“Subsequent Securities” has the meaning set forth in Section 2.2.

“Subsequent Series A Preferred Stock” has the meaning set forth in Section 2.2.

“Subsequent Warrants” has the meaning set forth in Section 2.2.

“Subsidiary” means any subsidiary of the Company and shall include any subsidiary of the Company formed or acquired on or after the date hereof.

“Trading Day” means a day on which the Principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Credit Agreement, the Warrants, the Certificates of Designation, the Irrevocable Transfer Agent Instructions, and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, or any successor transfer agent for the Company.

“Unaudited Interim Balance Sheet” means the unaudited condensed consolidated balance sheets of the Company and its Subsidiaries as of March 31, 2024 included in the Company’s Quarterly Report on Form 10-Q filed with the Commission on May 14, 2024.

“Unlegended Share Delivery Date” has the meaning set forth in Section 4.1(b).

“Unrestricted Conditions” has the meaning set forth in Section 4.1(b).

“Variable Rate Transaction” has the meaning set forth in Section 4.11(b).

“Warrant Shares” means shares of Common Stock issuable upon the exercise of the Warrants.

“Warrants” means common stock purchase warrants to purchase shares of Common Stock, with an exercise price equal to $0.01, subject to adjustment therein, delivered to the Purchaser at the Initial Closing in accordance with Section 2.4(a) hereof, which Warrants shall have a term of exercise equal to ten (10) years, substantially in the form attached hereto as Exhibit C.

ARTICLE 2

PURCHASE AND SALE

2.1 Initial Purchase. On the Initial Closing Date (as defined below), upon the terms and subject to the conditions set forth herein and in the Credit Agreement, the Company will issue to the Purchaser 59 shares of Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) and a Warrant representing 43,276,194 shares of Common Stock (the “Initial Warrant” and together with the Series A-1 Preferred Stock, the “Initial Securities”) in consideration for, and in accordance with, the terms and conditions of the financing arrangements set forth in the Credit Agreement.

2.2 Subsequent Purchases. Subsequent to the Initial Closing Date, upon the satisfaction or waiver of the conditions set forth herein and in the Credit Agreement, the Company shall issue to the Purchaser Series A Preferred Stock (the “Subsequent Series A Preferred Stock”), Series B Preferred Stock and/or Warrants (the “Subsequent Warrants” and together with the Subsequent Series A Preferred Stock and the Series B Preferred Stock, the “Subsequent Securities”) upon the occurrence of Issuance Events, such that the Fully Diluted Ownership (as defined in the Credit Agreement) of the Purchaser is equal to the Applicable Percentage (as defined in the Credit Agreement) required by such Issuance Event (the “Required Fully Diluted Ownership”), in consideration for, and in accordance with, the terms and conditions of the financing arrangements set forth in the Credit Agreement.

2.3 Purchase Determinations.

(a) Purchases Prior to Requisite Stockholder Approval. Prior to the Requisite Stockholder Approval, Purchaser shall have the right to determine whether Subsequent Series A Preferred Stock or Subsequent Warrants shall be issued in order to meet the Required Fully Diluted Ownership, subject to the Beneficial Ownership Limitation and the terms and conditions of the Credit Agreement. At least five (5) Business Days prior to any Issuance

Event, the Company shall provide Purchaser with a notice, certified by its Chief Financial Officer (such notice, as certified, the “Share Count Notice”), of the number of shares of Common Stock that will be outstanding, on a fully diluted, as converted basis, on the date of the applicable Issuance Event (the “Fully Diluted Share Count”) and in accordance with the Credit Agreement. No later than two (2) Business Days following the receipt of the Share Count Notice, Purchaser shall provide the Company the number and type of Subsequent Securities it will receive on the Subsequent Closing Date (as defined below). Under no circumstances shall the Company issue Series B Preferred Stock prior to obtaining the Requisite Stockholder Approval.

(b) Purchases Subsequent to Requisite Stockholder Approval. Subsequent to the Requisite Stockholder Approval, Purchaser shall have the right to determine whether Series B Preferred Stock or Subsequent Warrants shall be issued in order to meet the Required Fully Diluted Ownership, subject to the Beneficial Ownership Limitation and the terms and conditions of the Credit Agreement. At least five (5) Business Days prior to any Issuance Event, the Company shall provide Purchaser with a Share Count Notice, of the Fully Diluted Share Count on the date of the applicable Issuance Event and in accordance with the Credit Agreement. No later than two (2) Business Days following the receipt of such notice, Purchaser shall provide the Company the number and type of Subsequent Securities it will receive on the Subsequent Closing Date.

(c) Adjustments. If the Fully Diluted Share Count increases between the date of the Share Count Notice and the applicable Issuance Date, the Company shall notify the Purchaser as soon as reasonably practicable and provide a corrected Fully Diluted Share Count, certificated by its Chief Financial Officer, indicating the number of additional Subsequent Securities Purchaser should receive or should have received at the applicable Issuance Date (the “Additional Subsequent Securities”). No later than two (2) Business Days following the receipt of such notice, Purchaser shall provide the Company the number and type of Additional Subsequent Securities it will receive. If it is impracticable to issue the Additional Subsequent Securities on the applicable Subsequent Closing Date, then the Additional Subsequent Shares shall be issued in a separate closing of Subsequent Securities (and for the avoidance of Doubt, the Company and Purchaser shall be required to comply with the terms of this Agreement applicable to closings of Subsequent Securities).

2.4 Closings.

(a) Initial Closing. Upon the satisfaction or waiver of the conditions set forth in Article 5, the closing of the issuance of the Initial Securities (the “Initial Closing”) shall take place on the date of closing of the Credit Agreement (the “Initial Closing Date”).

(b) Issuance and Delivery of Initial Securities. On the Initial Closing Date, the Company shall deliver to the Purchaser (i) a book-entry statement (or, if requested by the Purchaser, a certificate) from the Transfer Agent evidencing the Series A-1 Preferred Stock, registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), free and clear of any liens or restrictions (other than those arising under state and federal securities laws and bearing the legend set forth in Section 4.1(b), provided that the original of any certificate shall be delivered to the Purchaser as promptly as practicable after the Initial Closing Date but in no event more than three (3) Business Days after the Initial Closing Date), and (ii) a certificate evidencing the Initial Warrant registered in the name of the Purchaser.

(c) Subsequent Closings. Subsequent to the Initial Closing Date and in connection with any Issuance Events requiring the issuance of Subsequent Securities pursuant to the Credit Agreement the closing of the issuance of such Subsequent Securities shall take place on the date of such Issuance Event (each a “Subsequent Closing Date” and together with the Initial Closing Date, the “Closing Dates”).

(d) Issuance and Delivery of Subsequent Securities. On each Subsequent Closing Date, the Company shall deliver to the Purchaser (i) a book-entry statement (or, if requested by the Purchaser, a certificate) from the Transfer Agent evidencing the number of any Subsequent Series A Preferred Stock or Series B Preferred Stock, as applicable, registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), free and clear of any liens or restrictions (other than those arising under state and federal securities laws and bearing the legend set forth in Section 4.1(b), provided that the original of any certificate shall be delivered to the Purchaser as promptly as practicable after the Subsequent Closing Date but in no event more than three (3) Business Days after the Subsequent Closing Date), and (ii) a certificate evidencing any Subsequent Warrant registered in the name of the Purchaser, as applicable.

2.5 Closing Deliverables. On or prior to each Closing Date, the Company shall issue, deliver or cause to be delivered to the Purchaser the following (the “Company Deliverables”):

(a) evidence of the issuance of any Preferred Stock required to be issued at such Closing Date, in the name of the Purchaser by book-entry statement from the Transfer Agent (or, if the Purchaser requests that the Preferred Stock is to be represented in certificated form, a certificate representing the Preferred Stock in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D hereto (the “Stock Certificate”));

(b) for any Warrant required to be issued at such Closing Date, a Warrant registered in the name of the Purchaser;

(c) for the Initial Closing, a legal opinion of Company Counsel, dated as of the Initial Closing Date and in form and substance reasonably satisfactory to the Purchaser, executed by such counsel and addressed to the Purchaser;

(d) duly executed Irrevocable Transfer Agent Instructions acknowledged in writing by the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, the issuance of the number of shares of Preferred Stock and Warrants registered in the name of such Purchaser (or its nominee, as directed by the Purchaser);

(e) the Company shall have filed with Nasdaq a Listing of Additional Shares Notification, including with respect to the Conversion Shares and Warrant Shares, and for any Subsequent Closing Date shall not have received written notice from Nasdaq that it has objected to the transactions contemplated in the Transaction Documents;

(f) in connection with the Initial Closing Date:

(i) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the applicable Closing Date, certifying (A) the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement, the other Transaction Documents and the issuance of the Securities, (B) the current versions of the certificate of incorporation, as amended, and bylaws, as amended, of the Company and (C) as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in substantially the form attached hereto as Exhibit F;

(ii) the Compliance Certificate referred to in Section 5.1(h); and

(iii) a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) Business Days of the Initial Closing Date.

(g) in connection with any Closing Date, a certified copy of a Certificate of Designation in substantially the form attached hereto as Exhibit A with respect to any Series A Preferred Stock required to be issued on the Closing Date or in substantially the form attached hereto as Exhibit B with respect to any Series B Preferred Stock required to be issued on the Closing Date, as filed with the Secretary of State of the State of Delaware; and

(h) in connection with any Subsequent Closing Date, a bringdown officer’s certificate, substantially in the form attached hereto as Exhibit G.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants the following, in addition to the representations and warrants of the Company set forth in Section 4 of the Credit Agreement (as Borrower therein) as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Purchaser; provided, however, in the event of any conflict or inconsistency between the terms of this Section 3.1 and Section 4 of the Credit Agreement, the terms of this Agreement will govern with respect to any such conflict or inconsistency (and then only to the extent provided herein):

(a) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into the Transaction Documents and to perform its obligations thereunder and consummate the transactions contemplated hereby or thereby. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, sale, issuance and delivery of the Series A Preferred Stock the Warrants and the Warrant Shares, and subject to the Requisite Stockholder Approval, the Series B Preferred Stock and the Conversion Shares contemplated herein and in the Credit Agreement has been taken. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, each of the Transaction Documents have been (or upon delivery will have been) duly executed and delivered by the Company and is, or when delivered in accordance with the terms hereof or thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, the execution, delivery and performance by the Company of the Transaction Documents and the issuance, sale and delivery of the Securities to be sold by the Company under the Transaction Documents (including the issuance of the Warrant Shares upon exercise of the Warrants and, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Series B Preferred Stock), the performance by the Company of its obligations under the Transaction Documents and the consummation of the transactions contemplated hereby or thereby (including the issuance of the Warrant Shares upon exercise of the Warrants and, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Series B Preferred Stock) do not and will not conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other Contract, agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or its properties may be bound or affected, (ii) the Company’s restated certificate of incorporation, as amended (the “Certificate of Incorporation”), the Company’s bylaws, as amended (the “Bylaws”), or the equivalent document with respect to any of the Company’s Subsidiaries, as amended and as in effect on the date hereof, or (iii) subject to the Requisite Stockholder Approval, any statute or Law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including the Principal Trading Market), governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, except in the case of clauses (i) and (iii) for such conflicts, breaches, violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Filings, Consents and Approvals. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, and except for any Current Report on Form 8-K or Notice of Exempt Offering of Securities on Form D to be filed by the Company in connection with the transactions contemplated hereby, any required filing with Nasdaq (including the Listing of Additional Shares Notification related to the Conversion Shares and the Warrant Shares), the Requisite Stockholder Approval, the filing of the Certificate of Designation for the applicable Preferred Stock and the Registration Statement required to be filed by the registration rights included in Annex A hereof (the “Registration Rights”), neither the Company nor any of its Subsidiaries are required to give any notice to, or make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by the Transaction Documents. Assuming the accuracy of the representations of the Purchaser in Section 3.2, no consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market (including the Principal Trading Market), or other governmental body is required for the execution and delivery of the Transaction Documents, the valid issuance, sale and delivery of the applicable Preferred Stock and the Warrants to be sold or otherwise issued pursuant to the Transaction Documents (including, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of Series B Preferred Stock and Conversion Shares upon conversion of the Series B Preferred Stock and the issuance of the Warrant Shares upon exercise of the Warrants) other than such as have been or will be made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the offering of the Preferred Stock, the Warrants, the issuance of Conversion Shares upon conversion of the Preferred Stock, the issuance of the Warrant Shares upon exercise of the Warrants (other than the Requisite Stockholder Approval and filings that have been made, or will be made, pursuant to the rules and regulations of the Principal Trading Market). The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to this Section 3.1(c). The Company is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking into account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(d) Issuance of the Securities. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, the issuance of the applicable Preferred Stock has been duly authorized, and the Preferred Stock, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in the Transaction Documents or any restrictions on transfer generally imposed under applicable securities laws) and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under, and will not result in any other anti-dilution or other adjustments (automatic or otherwise) under, any securities of the Company. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, the issuance of the Warrants has been duly authorized, and the Warrants, when issued and paid for in accordance with the terms of the Transaction Documents, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, the issuance of the Conversion Shares has been duly authorized, and the Conversion Shares, subject to receipt of the Requisite Stockholder Approval, when issued in accordance with the terms of the Certificate of Designation, will be duly authorized, validly issued, fully paid and non-assessable, and shall be free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in the Transaction Documents or any restrictions on transfer generally imposed under applicable securities laws). Assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof, the issuance of the Warrant Shares has been duly authorized, and the Warrant Shares, subject to receipt of the Requisite Stockholder Approval, when issued in accordance with the terms of the Warrants, as the case may be, will be duly authorized, validly issued, fully paid and non-assessable, and shall be free and clear of any Encumbrances, preemptive rights or restrictions (other than as provided in the Transaction Documents or any restrictions on transfer generally imposed under applicable securities laws). The Company has reserved such number of shares of Common Stock sufficient to enable full conversion or exercise, as applicable, of all of the Preferred Stock and Warrants then outstanding to the extent allowable pursuant to the Company’s current corporate governing documentations, including its Certificate of Incorporation and Bylaws and, upon receipt of the Requisite Stockholder Approval and assuming there are a sufficient number of authorized shares of Preferred Stock and Common Stock for the issuance of Subsequent Securities after the date hereof and excluding any Common Stock that would be issued upon the anti-dilution adjustments contained in the Preferred Stock or Warrants, the Company shall have reserved such number of shares of Common Stock sufficient to enable the full conversion of all of the Preferred Stock and the full exercise of all of the Warrants. The Securities will be issued in compliance with all applicable federal and state securities laws. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or capital stock of any Subsidiary, other than those that have been expressly disclosed in SEC Reports.

(e) Capitalization.

(i) As of the date hereof (the “Capitalization Date”), the authorized capital stock of the Company consisted of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), none of which were issued and outstanding and (ii) 600,000,000 shares of Common Stock, 216,489,215 shares of which were issued and outstanding. The Preferred Stock and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable and are free of any Encumbrances. As of the Capitalization Date, the Company has reserved (i) 32,588,254 shares of Common Stock for issuance under the Company’s 2020 Incentive Plan

(the “2020 Incentive Plan”), of which 8,628,150 shares have been reserved for issuance upon exercise or settlement of Company restricted stock units and options granted and outstanding under the Incentive Plan and 23,960,104 shares remain available for future issuance pursuant to the 2020 Incentive Plan. The Company has warrants outstanding to purchase an aggregate of 61,411,393 shares of Common Stock. The Company also has convertible notes outstanding that includes embedded conversion options to convert into an aggregate of 10,436,423 shares of Common Stock, based on an initial conversion price of approximately $1.67 per share of Common Stock, and an aggregate of 5,789,701 shares of Common Stock, based on an initial conversion price of approximately $20.00 per share of Common Stock.

(ii) After giving effect to the issuance of the Initial Preferred Series A Preferred Stock, the Company will have 1,000,000 shares of Preferred Stock authorized, 59 of which will be issued and outstanding. None of the outstanding shares of Preferred Stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as otherwise set forth in this Agreement, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company. The issuance and sale of the Securities (including, subject to the Company obtaining the Requisite Stockholder Approval, the issuance of Conversion Shares upon conversion of the Preferred Stock and the issuance of Warrant Shares upon exercise of the Warrants) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser).

(f) SEC Reports; Disclosure Materials. The Company has filed or furnished, as applicable, on a timely basis all forms, statements, schedules, certifications, reports and other documents required to be filed or furnished by it with the Commission under the Exchange Act or the Securities Act since January 1, 2022 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the Commission (or, if amended or superseded by a filing made at least one (1) Trading Day prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and as of the time they were filed, or if amended or superseded by a filing made prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports. The Company meets the requirements for use of Form S-3 under the Securities Act.

(g) Financial Statements. As of their respective filing dates, the financial statements (including any related notes) contained or incorporated by reference in the SEC Reports (i) complied as to form in all material respects with the Securities Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission applicable thereto, (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q of the Commission, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that are not reasonably expected to be material in amount) applied on a consistent basis unless otherwise noted therein throughout the periods indicated and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby. Other than as expressly disclosed in the SEC Reports filed at least one (1) Business Day prior to the date hereof, there has been no material change in the Company’s accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP. There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required. The interactive data in extensible Business Reporting Language included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as set forth in the consolidated financial statements of the Company included in the SEC Reports filed at least one (1) Business Day prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to be material to the Company and its subsidiaries, taken as a whole. The books of account and other financial records of the Company and each of its Subsidiaries are true and complete in all material respects.

(h) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, have at all times since the date of enactment of the Sarbanes-Oxley Act been (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act), (ii) to the Company’s Knowledge, “independent” with respect to the Company within the meaning of Regulation S-X under the Exchange Act and (iii) to the Company’s Knowledge, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the Commission and the Public Accounting Oversight Board thereunder.

(i) Compliance with Laws. The Company and its Subsidiaries are in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its assets and property, except, in each case, for violations or possible violations which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as disclosed in the SEC Reports, the Company is not in violation of any of the rules, regulations or requirements of the Principal Trading Market and, to the Company’s Knowledge, there exist no facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Trading Market in the foreseeable future.

(j) Insurance. Each of the Company and its Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its Subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its Subsidiaries will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected to result in a Material Adverse Effect. Since December 31, 2021, neither the Company nor any of its Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(k) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, since the date of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 2, 2024, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

(l) Company’s Accounting System. Except as set forth in the SEC Reports, the Company and each of its Subsidiaries makes and keeps accurate books and records and maintains a system of internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, except as would not, individually or the in aggregate, be reasonably expected to have a Material Adverse Effect. Since January 1, 2022, neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices.

(m) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder. Except as set forth in the SEC Reports, the Company maintains a system of internal accounting controls designed to ensure that (i) material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities and (ii) that information required to be disclosed by the Company in reports that it files, furnishes or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the

Company’s management as appropriate to allow timely decisions regarding required disclosure. Except as set forth in the SEC Reports, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company has established internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting (collectively, “internal controls”) as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of such internal controls based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the Company’s Knowledge, in other factors that could materially affect the Company’s internal controls and there have been no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

(n) Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(n) that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(o) Private Placement. The issuance and sale of the Securities hereunder (including, subject to the Company obtaining Requisite Stockholder Approval, the issuance of Conversion Shares upon the conversion of the Preferred Stock and the issuance of Warrant Shares upon exercise of the Warrants) does not contravene the rules and regulations of the Principal Trading Market.

(p) Investment Company Status. The Company has never been, is not, and will not be, immediately after receipt of payment for the Preferred Stock and Warrants, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(q) Registration Rights. Other than registration rights pursuant to the Registration Rights, any piggy back rights that will be honored in connection with the Registration Rights or as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of the offer and sale of any securities of the Company other than those offers and sales which are currently registered on an effective registration statement on file with the Commission.

(r) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission or the Principal Trading Market is contemplating terminating such registration or listing. Except as otherwise publicly disclosed, the Company is, and immediately following the Closing will be, in compliance with all applicable listing requirements of the Principal Trading Market. The Company has filed with the Principal Trading Market a Listing of Additional Shares Notification covering the Conversion Shares and the Warrant Shares and has not received any written objection from the Principal Trading Market with respect to such notification with respect to the transactions contemplated hereby.

(s) No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under the Securities Act, including Regulation D, in connection with the offer and sale by the Company of the Preferred Stock and Warrants as contemplated hereby or (ii) cause the offering of the Preferred Stock and Warrants pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(t) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities, or solicited any offers to buy any Securities, under any circumstances that would require registration under the Securities Act of the Securities, including by any form of general solicitation or general advertising.

(u) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.

(v) Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Preferred Stock and Warrants. The Company further represents to the Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives. Furthermore, it is understood and acknowledged by the Company that: (i) none of the Purchaser have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specific term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions made before or after the closing of the transactions contemplated hereunder or future private placement transactions may negatively impact the market price of the Company’s publicly-traded securities; and (iii) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that, (a) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding and (b) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(w) No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(x) No Additional Agreements. The Company does not have any agreement or understanding (including side letters) with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(y) No Disqualification Events. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). The Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities or the Conversion Shares pursuant to this Agreement.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization with the requisite corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, examinership, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent. Such Purchaser understands that the Preferred Stock and Warrants are (and the Warrant Shares and Conversion Shares will be) “restricted securities” and the offer and sale thereof have not been registered under the Securities Act or any applicable U.S. state securities law and is acquiring the Preferred Stock and Warrants as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable U.S. state or other securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal, state and other securities laws. Such Purchaser is acquiring the Preferred Stock and Warrants hereunder in the ordinary course of its business.

Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity in violation of federal securities law; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status. At the time such Purchaser was offered the Preferred Stock and Warrants, it was, at the date hereof it is, and at the date of any exercise of the Warrants for cash it will be, (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act and (ii) an “institutional account” as defined in FINRA Rule 4512(c) or a type of Person otherwise specified in FINRA Rule 5123(b).

(e) General Solicitation. Such Purchaser is not purchasing the Preferred Stock and Warrants as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement. The purchase of the Preferred Stock and Warrants by such Purchaser has not been solicited by or through anyone other than the Company.

(f) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Stock and Warrants, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Stock and Warrants.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Stock and Warrants and the merits and risks of investing in the Preferred Stock and Warrants; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is requested in order to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Stock and Warrants.

(h) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. No Purchaser shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 3.2(h) that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

(i) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Stock and Warrants pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Stock and Warrants constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Stock and Warrants.

(j) Reliance on Exemptions. Such Purchaser understands that the Preferred Stock and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Stock and Warrants.

(k) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Stock and Warrants or the fairness or suitability of the investment in the Preferred Stock and Warrants nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Stock and Warrants.

The Company and the Purchaser each acknowledges and agrees that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article 4, the Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable U.S. state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144, or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act and, as a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights and shall have the rights of a Purchaser under this Agreement and the Registration Rights with respect to such transferred Securities.

(b) Legends. Certificates and book-entry statements evidencing the Securities and any Conversion Shares or Warrant Shares shall bear any legend as required by the “blue sky” Laws of any state and a restrictive legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A Purchaser may request that the Company remove, and, to the extent the Purchaser delivers to the Company or its Transfer Agent its legended certificate representing such Securities (or a request for legend removal, in the case of Securities issued in book-entry form), the Company agrees to cause the removal of, any legend from such Securities: (i) if there is an effective registration statement covering the resale of such Securities (the date of effectiveness thereof, the “Registration Statement Effective Date”), (ii) if such Securities are sold or transferred pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations permitted to be removed in accordance with pronouncements issued by the staff of the SEC), in each case of the foregoing, provided that any contractual lock-up period applicable to such Purchaser’s Securities (if any) has expired (collectively, the “Unrestricted Conditions”). If a legend removal request is made pursuant to the foregoing, the Company will, no later than the Standard Settlement Period following the delivery by a Purchaser to the Company or the Company’s Transfer Agent of a legended certificate representing such Securities (or a request for legend removal, in the case of Securities issued in book-entry form) together with any reasonable and customary representation letter(s) requested by the Company or its legal counsel (the “Unlegended Share Delivery Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends, or an equivalent book-entry position, as requested by the Purchaser. In the event that Conversion Shares or Warrant Shares are issued upon conversion or exercise, as applicable, after the Registration Statement Effective Date, the Conversion Shares or Warrant Shares shall be issued without restrictive legends. Without limiting the foregoing, either (a) upon request of the Purchaser or (b) as contemplated by the Irrevocable Transfer Agent Instructions, the Company shall reasonably promptly cause a restrictive legend to be removed from any certificate or book-entry statement for any Securities in accordance with the terms of this Agreement and deliver, or cause to be delivered, to any Purchaser new certificate(s) or book entry statement(s) representing the Securities that are free from all restrictive and other legends or, at the request of such Purchaser, via DWAC (as defined below) transfer to such Purchaser’s account. If so requested by a Purchaser, Securities free from all restrictive legends shall be transmitted by the Company’s Transfer Agent to a Purchaser by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”) through DTC’s Deposit/Withdrawal at Custodian system (“DWAC”), as directed by such Purchaser. The Company warrants that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Securities in accordance with this Section 4.1(b), the Company shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit the Securities to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. Without limiting the obligations of the Company pursuant to the foregoing, if required by the Transfer Agent, the Company shall cause its counsel to issue a blanket legal opinion to its Transfer Agent promptly after the Registration Statement Effective Date, or at such other time as any of the Unrestricted Conditions has been met, to effect the removal of any legends hereunder. If the Company shall fail to issue to any Purchaser (other than a failure caused by incorrect, incomplete or untimely information provided by the Purchaser to the Company or its Transfer Agent), by the applicable Unlegended Share Delivery Date, a certificate, or a book-entry statement, as applicable, representing such Securities without restrictive legend or to issue such Securities to such Purchaser without restrictive legend through DWAC to the applicable balance account at DTC, as applicable, and after the Unlegended Share Delivery Date such Purchaser is required by its brokerage firm to purchase (in an open market transaction or otherwise) or such Purchaser or such Purchaser’s brokerage firm otherwise purchases the Securities to deliver in satisfaction of a sale by such Purchaser of the Securities which such Purchaser anticipated receiving without restrictive legend (a “Buy-In”), then the Company shall pay in cash to such Purchaser the amount by which (if any) (X) such Purchaser’s total purchase price (including brokerage commissions, if any) for the Securities so purchased in the Buy-In exceeds (Y) the amount obtained by multiplying (I) the number of shares of the Securities that the Company was required to deliver without restrictive legend to such Purchaser on the Unlegended Share Delivery Date multiplied by (II) the price at which the sell order giving rise to such purchase obligation was executed. Nothing herein shall limit any Purchaser’s right to pursue any other remedies available to it hereunder or under the Registration Rights, or otherwise at law or in equity, including a decree of specific performance and/or injunctive relief, with respect to the Company’s failure to timely deliver the Securities without restrictive legend as required pursuant to the terms hereof. The Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 4.1(b) is predicated upon the Company’s reliance that such Purchaser will only sell any such Securities pursuant to either the registration requirements of the Securities Act, or an exemption therefrom. Any fees (with respect to the Company’s Transfer Agent, Company counsel or otherwise) associated with the issuance of any required opinion or the removal of such legend shall be borne by the Company. The Company shall not be responsible for any fees incurred by the Purchaser in connection with the delivery of such unlegended Securities.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. The Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. The Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth herein.

(c) Irrevocable Transfer Agent Instructions. The Company shall issue the Irrevocable Transfer Agent Instructions. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(c) (or instructions that are consistent therewith) will be given by the Company to its Transfer Agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(c) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(c) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(c) that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing irreparable harm or economic loss and without any bond or other security being required.

(d) Lock-up Restriction.

(i) The Purchaser agrees it shall not Transfer any Securities issued hereby until one year following the Initial Closing Date (the “Lock-up Restriction”). For a period of one year following the Initial Closing Date, certificates and book-entry statements evidencing the Securities and any Conversion Shares or Warrant Shares shall bear the following restrictive legend:

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF June 21, 2024, BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

(ii) Notwithstanding the provisions set forth in paragraph 4(d)(i), the Lock-up Restriction shall not apply to transfers of Securities (a) to the officers or directors of the Purchaser or its affiliates, any affiliate of the Purchaser or entity under common control, any family member of any of the Purchaser’s or its affiliates’ officers or directors, any members or partners of the Purchaser or their affiliates, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by virtue of the Purchaser’s organizational documents upon liquidation or dissolution of the Purchaser or pursuant to a distribution by the Purchaser; (f) to the Company for no value for cancellation; (g) in the event of the Company’s liquidation; (h) in the event of completion of a liquidation, merger, share exchange or other similar transaction by the Company in which shareholders generally have a right to exchange shares that results in a Change of Control (as defined in the Credit Agreement) or (i) in connection with a Change of Control (as defined in the Credit Agreement); provided, however, that in the case of clauses (a) through (d) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

4.2 Furnishing of Information. In order to enable the Purchaser to sell the Securities under Rule 144, until such time as Purchaser may sell the Securities without limitation under Rule 144, the Company shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and, if during such period, the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Preferred Stock and Warrants in a manner that would require the registration under the Securities Act of the sale of the Preferred Stock, the Warrants to the Purchaser or that will be integrated with the offer or sale of the Preferred Stock and Warrants for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement or Law (including Section 203 of the Delaware General Corporation Law) (a “Shareholder Rights Plan”) in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Preferred Stock and Warrants under the Transaction Documents, and no such Shareholder Rights Plan is currently in effect.

4.5 Non-Public Information. If at any time the Purchaser has not designated a director or a board observer to the Board of Directors pursuant to its rights to do so as set forth in the Certificate of Designations, then except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf including its representatives, Affiliates, officers, directors, employees or agents, will provide the Purchaser or any of the Purchaser’s Affiliates, representatives, agents or counsel with any information regarding the Company or any Subsidiary that constitutes, or that the Company reasonably believes constitutes, material non-public information without the express written (email being sufficient) consent of the Purchaser, unless prior thereto the Purchaser or any of the Purchaser’s Affiliates, attorneys, agents or representatives shall have previously consented in writing to the receipt of such information and agreed with the Company to keep such information confidential until such time as such information is publicly disclosed or such time as set forth in such written agreement. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Purchaser without the Purchaser’s consent, the Company hereby covenants and agrees that the Purchaser shall not have any duty of confidentiality or trust to the Company or any of its officers, directors, agents, employees or Affiliates, or a duty to the Company or any of its officers, directors, agents, employees or Affiliates, not to trade while aware of such material non-public information. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6 Principal Trading Market Listing. The Company shall use its reasonable best efforts to take all steps necessary to cause the Conversion Shares and the Warrant Shares to be approved for listing on the Principal Trading Market as promptly as possible.

4.7 Beneficial Ownership Limitation. Notwithstanding anything to the contrary set forth in the Certificate of Designation or the Warrants, the Company shall not effect any conversion of any share of Preferred Stock or any exercise of any Warrant, and a Purchaser shall not have the right to convert any portion of its Preferred Stock or exercise any portion of its Warrant, to the extent that, after giving effect to such attempted conversion set forth on an applicable Notice of Conversion (as defined in the Certificate of Designation) with respect to the Preferred Stock or such attempted exercise set forth on an applicable Notice of Exercise (as defined in the Warrant), as the case may be, such Purchaser (or any of such Purchaser’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Purchaser for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Purchaser is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Purchaser and its Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of the Warrant subject to the Notice of Exercise or conversion of Preferred Stock subject to the Notice of Conversion or the automatic conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Preferred Stock beneficially owned by such Purchaser or any of its Attribution Parties, (ii) exercise of the remaining, unexercised portion of the Warrants beneficially owned by such Purchaser or any of its Attribution Parties and (iii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Purchaser or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 4.7, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 4.7, in determining the number of outstanding shares of Common Stock, a Purchaser may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (a) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (b) a more recent public announcement by the Company that is filed with the Commission, or (c) a more recent notice by the Company or the Company’s transfer agent to the Purchaser setting forth the number of shares of Common Stock then outstanding. For any reason at any time, upon the written request of a Purchaser (which may be by e-mail), the Company shall, within two (2) Trading Days of such request, confirm in writing to such Purchaser (which may be by e-mail) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Preferred Stock and Warrants, by such Purchaser or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Purchaser. The “Beneficial Ownership Limitation” (y) shall initially be set at the discretion of the Purchaser to a percentage between 0% and 19.99% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the Initial Closing Date, and (z) following receipt of the Requisite Stockholder Approval, shall be set at the discretion of the Purchaser to a percentage between 0% and 49.9% of the number of shares of Common Stock outstanding or deemed to be outstanding as of the applicable measurement date. The Company shall be entitled to rely on representations made to it by any Purchaser in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Company, upon receipt of the Requisite Stockholder Approval, any Purchaser may amend the Beneficial Ownership Limitation percentage with respect to such Purchaser to any percentage that is lower than or equal to 49.9%. The provisions of this Section 4.7 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Securities in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Purchaser for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

4.8 Requisite Stockholder Approval. The Company shall take all action necessary under applicable law to call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”) within 90 days from the Initial Closing (the “Stockholder Meeting Deadline”) for the purpose of obtaining stockholder approval of the Transactions (the “Requisite Stockholder Approval”). The Company shall use its commercially reasonable best efforts to solicit its stockholders’ approval of such resolution and to cause the Board of Directors to recommend to the stockholders that they approve such resolution.

4.9 Conversion and Exercise Procedures. The form of Notice of Conversion included in any Series B Certificate of Designation and the form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchaser in order to convert the Series B Preferred Stock or to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchaser to convert their Series B Preferred Stock or to exercise their Warrants. Without limiting the preceding sentence, no ink-original Notice of Conversion or Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion or Notice of Exercise form be required in order for the registered holder thereof to convert or exercise the Series B Preferred Stock or Warrants. The Company shall honor conversions of the Series B Preferred Stock and exercises of the Warrants and shall deliver Conversion Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.10 Indemnification of Purchaser. Subject to the provisions of this Section 4.10, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, investment advisers or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any Action instituted against a Purchaser in any capacity, or any Purchaser Party, by any stockholder of the Company who is not an Affiliate of such Purchaser seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents). Promptly after receipt by any such Person (the “Indemnified Person”) of notice of any demand, claim or circumstances that would or may give rise to a claim or the commencement of any Proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.10, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such Proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such Proceeding, any Indemnified Person shall have the right to retain its own counsel; provided, that the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (a) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (b) the Company shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such Proceeding; or

(c) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In the event of the circumstances described in the foregoing clause (c), if the Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person. The Company shall not be liable for any (x) settlement of any Proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned or (y) to the extent fees or costs incurred pursuant to this Section 4.10 are attributable to the Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement or the other Transaction Documents or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding and does not include any admission to fault. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnified Person against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11 Subsequent Equity Sales.

(a) From the date hereof until the one year anniversary of the Initial Closing Date, neither the Company nor its Subsidiaries shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents; provided, however, that the restrictions set forth in this Section 4.11(a) shall not apply during any period in which the Purchaser has failed to fund a Delayed Draw Term Loan (as defined in the Credit Agreement), irrespective of whether the applicable Milestone (as defined in the Credit Agreement) with respect thereto has been achieved. Notwithstanding the foregoing, the restrictions set forth in this Section 4.11(a) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

(b) From the date hereof until the date that is the earlier of nine (9) months after the Initial Closing Date and the date that no Securities are outstanding, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company of any Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. For purposes hereof, “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price (but not including an “at-the-market” offering).

4.12 Registration Rights. The Company and the Purchaser agree to be bound by the Registration Rights set forth on Annex A, the term of which are incorporated by reference herein.

ARTICLE 5

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchaser to Purchase Preferred Stock and Warrants. The obligation of the Purchaser to acquire Preferred Stock and Warrants at the Initial Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Initial Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects)

as of the date when made, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Stock and Warrants (except for the Requisite Stockholder Approval), all of which shall be and remain so long as necessary in full force and effect.

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f) No Suspensions of Trading in Common Stock; No Stop Orders; Listing. The Common Stock shall not have been suspended by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, either (i) in writing by the Commission or the Principal Trading Market or (ii) by falling below the minimum listing maintenance requirements of the Principal Trading Market. No stop order shall have been imposed by the Commission or any other Governmental Authority or regulatory body with respect to public trading in the Common Stock. The Principal Trading Market shall not have raised any objection to the consummation of the transactions contemplated by the Transaction Documents.

(g) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.5.

(h) Compliance Certificate. The Company shall have delivered to the Purchaser a certificate, dated as of each Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (f) and (i) in the form attached hereto as Exhibit H.

(i) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.17 herein.

5.2 Conditions Precedent to the Obligations of the Company to issue Preferred Stock and Warrants. The Company’s obligation to issue the Preferred Stock and Warrants at the Initial Closing to the Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Initial Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date.

(b) No Injunction. No statute, rule, regulation, order, executive order, decree, judgment, writ, order, ruling or injunction shall have been enacted, entered, promulgated, issued or endorsed by any court of competent jurisdiction or any Governmental Authority that enjoins, prevents or prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(c) Termination. This Agreement shall not have been terminated as to the Purchaser in accordance with Section 6.17 herein.

ARTICLE 6

MISCELLANEOUS

6.1 Fees and Expenses. Fees and expenses shall be governed by the Credit Agreement. Additionally, and not in duplication of the Credit Agreement, the Company shall remain obligated to pay all reasonable fees, costs and expenses (but excluding the payment of an exercise price), including all reasonable attorney’s fees, incurred by the Purchaser in connection with the administration of this Agreement or any Securities issued hereunder, including any consents, amendments, supplements, waivers or other modifications of this Agreement or any Securities issued hereunder and the exercise of Purchaser’s exercise or redemption rights, and the enforcement, preservation or protection of Purchaser’s rights and remedies under this Agreement or in respect of any Securities issued hereunder.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. Before or at the Closing, the Company and the Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the e-mail address or facsimile number specified in this Section 6.3 on a day that is not a Business Day or later than 5:00 P.M., New York City time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given if delivered personally or if sent by U.S. certified or registered mail, return receipt requested; provided, in the case of clauses (a) and (b), that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such electronic mail was undeliverable. The address for such notices and communications shall be as follows:

If to the Company:	EOS Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820
Attention: [xxx]
E-mail: [xxx]
CC: [xxx]
E-mail: [xxx]

With a copy to (which shall not constitute notice):

Haynes and Boone, LLP
30 Rockefeller Plaza 26th floor,

New York, NY 10112
Telephone No.: 212-659-7300
Attention: Gilbert Porter, Matthew Fry and Alexander Grishman
E-mail: gilbert.porter@haynesboone.com, matt.fry@haynesboone.com and alexander.grishman@haynesboone.com

If to the Purchaser:	CCM DENALI EQUITY HOLDINGS, LP
c/o/ Cerberus Cap
875 Third Avenue, 10th Floor
New York, NY 10022
Attention: [xxx]
Phone: [xxx]
Email: [xxx]
Attention: [xxx]
Email: [xxx]

With a copy to:	Cooley LLP
3 Embarcadero Center
20th Floor
San Francisco, CA 94111-4004
Attention: Matthew Bartus and David Peinsipp Email: mbartus@cooley.com; dpeinsipp@cooley.com or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchaser.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Preferred Stock or Warrants in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Preferred Stock or Warrants, by the terms and conditions of this Agreement that apply to the Purchaser.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Initial Closing and the delivery of the Preferred Stock and Warrants.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, or by any electronic signature complying with the U.S. ESIGN Act of 2000 or the New York Electronic Signatures and Records Act, such signature shall create a legally valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of Warrants, the applicable Purchaser shall be required to return any Warrant Shares subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such Warrant Shares and the restoration of such Purchaser’s right to acquire such Warrant Shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company may issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents, without the requirement of posting a bond. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any Law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

6.17 Termination. This Agreement may be terminated and issuance of the Preferred Stock and Warrants abandoned at any time at the sole discretion of the Purchaser. For the avoidance of doubt, no such abandonment shall release Purchaser from any obligations under any other Transaction Document. Nothing in this Section 6.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

6.18 Arm’s Length Transaction. The Company acknowledges and agrees that (i) the transactions described in this Agreement are an arm’s-length commercial transaction between the parties, (ii) the Purchaser have not assumed nor will they assume an advisory or fiduciary responsibility in the Company’s favor with respect to any of the transactions contemplated by this Agreement or the process leading thereto, and the Purchaser have no obligation to the Company with respect to the transactions contemplated by this Agreement except those obligations expressly set forth in this Agreement or the other Transaction Documents to which they are a party, and (iii) the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

6.19 No Use of Names. Except as otherwise required by applicable law or regulation, the Company shall not use the Purchaser’ names or the name of any of their Affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the applicable Purchaser for the specific use contemplated. For the avoidance of doubt, this Section 6.19 shall not prevent the Company from making disclosures concerning the Transaction Documents in filings made with the Commission.

6.20 Tax Treatment. For so long as any Securities issued to Purchaser or any shares of Common Stock issued and delivered to Purchaser upon conversion of such Securities remain outstanding, the Company shall be classified as an association taxable as a corporation for U.S. federal income tax purposes and a “United States person” within the meaning of Section 7701(a)(30) of the Code. The Company and the Purchaser intend and agree that: (i) the Series A-1 Preferred Stock, the Subsequent Series A Preferred Stock, and the Series B Preferred Stock shall be treated as stock that is not preferred stock for U.S. federal and applicable state income tax purposes, including Section 305 of the Code, (ii) the Company shall not report on IRS Form 1099-DIV (or any applicable successor or substitute form) any amount, including accrued but unpaid dividends, as a dividend paid in respect of such Preferred Stock unless and until such amount is paid to Purchaser in cash, (iii) each of the conversion of Series A Preferred Stock into Series B Preferred Stock pursuant to the Series A Certificate of Designation and the conversion of Series B Preferred Stock into Common Stock pursuant to the Series B Certificate of Designation shall constitute a reorganization under Section 368(a)(1)(E) of the Code or an exchange under Section 1036 of the Code, and (iv) solely for U.S. federal and applicable state income tax purposes, ownership of the Warrants shall be treated as ownership of the underlying Warrant Shares. The Company and Purchaser shall, and shall cause their Affiliates to, report all income tax matters with respect to the Securities consistent with the U.S. federal income tax treatment provided for by this Section 6.20, and shall not take any action or file any Tax return, report or declaration inconsistent therewith, unless otherwise required by a final determination within the meaning of Section 1313 of the Code.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EOS ENERGY ENTERPRISES, INC.
By:	/s/ Joseph Mastrangelo
Name:	Joseph Mastrangelo
Title:	Chef Executive Officer and President

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASER:
CCM DENALI EQUITY HOLDINGS, LP
By:	CCM Denali Equity Holdings GP, LLC, its
general partner
By:	/s/ Alexander D. Benjamin
Name:	Alexander D. Benjamin
Title:	Manager
Beneficial Ownership Limitation: 19.99% Prior to receipt of the Requisite Stockholder Approval
Shares:	59 Series A-1 Preferred
Warrants:	for 43,276,194 shares of Common Stock

[Signature Page to Securities Purchase Agreement]

ANNEX A

REGISTRATION RIGHTS

Capitalized terms used in this Annex A shall have the meanings set forth in the Securities Purchase Agreement unless otherwise defined in the body of this Annex A.

(a) No later than the date that is sixty (60) days prior to the date of the expiration of the Lock-Up Restriction, the Company shall submit to or file with the SEC a registration statement registering the resale of the Conversion Shares, the Warrant Shares, and any securities issued or issuable with respect to the Conversion Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off, reclassification or other reorganization or similar transaction (including, for the avoidance of doubt, any Conversion Shares and Warrant Shares issued pursuant to any Subsequent Closings) (the “Registrable Securities”) (determined as of two (2) business days prior to such filing) on any form of registration statement (a “Registration Statement”) as is then available to effect a registration for resale of such Registrable Securities, which may be on Form S-1, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Purchaser(s) (or a bona fide pledgee thereof) of all of the Registrable Securities held by the Purchaser (or bona fide pledgee thereof) (the “Initial Registration Statement”). The Purchaser shall not be named as an underwriter on any Registration Statement, provided, that if the SEC requires that the Purchaser be identified as a statutory underwriter in a Registration Statement, the Purchaser will have the option, in its sole and absolute discretion, to either (i) withdraw from the Registration Statement, it being understood that such withdrawal shall not relieve the Company of its obligation to register for resale such Purchaser’s Registrable Securities at a later date or (ii) be included as such in the Registration Statement. In the event that a Purchaser elects to include its Registrable Securities on a Registration Statement in accordance with the foregoing clause (ii), the Company shall provide such Purchaser with a draft of such Registration Statement (and any amendments or supplements thereto) as soon as reasonably practicable, and any disclosures contained therein relating to such Purchaser shall be subject to the approval of such Purchaser (which approval shall not be unreasonably withheld or delayed). Such Registrable Securities will cease to become Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and all Registrable Securities held by the Purchaser shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Purchaser; (B) such securities shall have ceased to be outstanding; (C) such securities may be sold without restriction on volume or manner of sale in any three-month period pursuant to Rule 144 or any successor rule promulgated under the Securities Act; and (D) all Registrable Securities held by the Purchaser have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

(b) The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day following the filing date thereof if the SEC notifies the Company that it will “review” the Registration Statement and (ii) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall notify the Purchasers as promptly as practicable after the Registration Statement is declared effective and shall simultaneously or prior thereto file with the SEC pursuant to Rule 424(b) promulgated under the Securities Act, and provide the Purchasers with copies of, any related prospectus to be used in connection with the sale or other disposition of the securities covered thereby (each, a “Prospectus”). The Registration Statement shall contain a Prospectus in such form as to permit any Purchaser to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Purchasers.

(c) The Company shall maintain the Initial Registration Statement and any subsequent Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Initial Registration Statement and any subsequent Registration Statement continuously effective, available for use to permit the Purchasers named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

(d) In furtherance of the foregoing, the Company shall:

i. provide copies to, and permit the Purchaser to review, the Registration Statement and all amendments and supplements thereto not less than two (2) business days prior to the filing of the Registration Statement and not less than one (1) business day prior to the filing of any related Prospectus or any amendment or supplement thereto (except any amendment or supplement in relation to annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports) and provide the Purchaser a reasonable opportunity to comment thereon, and the Company shall consider such comments in good faith before filing any Registration Statement or amendment or supplement thereto;

ii. use commercially reasonable efforts to (x) prevent the issuance of any stop order or other suspension of effectiveness and (y) if such order is issued, obtain the withdrawal of any such order as soon as practicable;

iii. prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchaser and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions upon notice and as requested by the Purchaser and do any and all other commercially reasonable acts or things necessary or advisable as requested by the Purchaser to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision; (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this provision; or (iii) file a general consent to service of process in any such jurisdiction;

iv. use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each national securities exchange or other market on which similar securities issued by the Company are then listed;

v. provide a transfer agent or warrant agent, if any, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

vi. promptly notify the Purchaser at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes a untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading (a “Misstatement”), which the Purchaser will maintain in confidence, and (i) promptly prepare, file with the SEC and furnish to such Purchaser a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include such Misstatement or (ii) suspend the filing, initial effectiveness or continued use of any Registration Statement in accordance with Section (g) of this Annex A below;

vii. use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act; and

viii. otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Purchaser, consistent with the terms of this Securities Purchase Agreement and the Securities offered thereunder, in connection with such registration.

(e) In the event that any Purchaser holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of such Purchaser (a “Registration Request”), shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Registration Statement (including by means of a post-effective amendment) or by filing a subsequent Registration Statement (each such Registration Statement, an “Additional Registration Statement”), with such Additional Registration Statement to be (i) filed in accordance with the requirements of Section (a) of this Annex A, provided that, any Additional Registration Statement shall be filed as soon as practicable following the date of a Registration Request but no later than thirty (30) calendar days following the date of such Registration Request, and causing the same to become effective as soon as reasonably practicable after such filing in accordance with Section (b) of this Annex A, and such Additional Registration Statement shall be subject to the terms of this Annex A.

(f) If the Initial Registration Statement or any Additional Registration Statement ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable to cause such Initial Registration Statement or Additional Registration Statement, as applicable, to again become effective under the Securities Act or file an Additional Registration Statement registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing) pursuant to any method or combination of methods legally available to the Company.

(g) For not more than ninety (90) consecutive days or for a total of not more than one-hundred twenty (120) days, in each case, in any twelve (12) month period, the Company may suspend the filing, initial effectiveness or continued use of any Registration Statement in respect of any registration contemplated by this Annex A in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include any misstatement; or (C) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control (each, an “Allowed Delay”); provided that the Company shall promptly (1) notify the Purchaser in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (2) advise the Purchaser in writing to cease all sales under such Registration Statement until the end of the Allowed Delay (but not, for the avoidance of doubt, any sale pursuant to Rule 144 or other applicable exemption under the Securities Act) and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as reasonably practicable.

(h) The Company will pay all expenses associated with each Registration Statement filed pursuant to this Annex A, including filing and printing fees, the fees and expenses of the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(i) The Company agrees to indemnify and hold harmless the Purchaser, and each of its officers, employees, affiliates, directors, partners, members, managers, equityholders, attorneys, advisors and agents, and each person or entity, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities and Exchange Act) the Purchaser (each, a “Purchaser Indemnified Party”), to the fullest extent permitted by applicable law, from and against any expenses, losses, judgments, actions, claims, proceedings (whether commenced or threatened), damages, liabilities or costs (including, without limitation, reasonable attorneys’ fees) (each a “Loss” and collectively, “Losses”), as incurred, arising out of or based upon any Misstatement contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, any amendment or supplement to such Registration Statement, preliminary Prospectus, final Prospectus or summary Prospectus, or any free writing prospectus relating to such Registration Statement, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company or any state securities (or Blue Sky) law, rule or regulation and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Purchaser Indemnified Party for any reasonable, customary and documented out-of-pocket legal and any other expenses reasonably incurred, as incurred, by such Purchaser Indemnified Party in connection with investigating and defending any such Losses, except to the extent the Purchaser is liable to indemnify the Company for such Losses pursuant to Section (j) of this Annex A below; provided, however, that the indemnity agreement contained in this Section (i) of this Annex A shall not apply to amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such losses, judgments, claims, damages, liabilities or out-of-pocket expenses arises out of or is based upon any Misstatement made in such Registration Statement in reliance upon and in conformity with information furnished to the Company, in writing, by the applicable Purchaser Indemnified Party expressly for use therein.

(j) The Purchaser will, in the event that any registration of any Registrable Securities held by the Purchaser is being effected under the Securities Act pursuant to this Agreement and the Company has required the Purchaser to provide such an undertaking on the same terms, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such underwriter within the meaning of the Securities Act, against any Losses, insofar as such Losses arise out of or are based upon any Misstatement contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in the Registration Statement, or any amendment or supplement thereto, if the Misstatement was made (or not made, in the case of an omission) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein, and shall reimburse the Company and its directors and officers for any reasonable, customary and documented out-of-pocket legal or other expenses incurred by any of them in connection with investigation or defending any such Loss.

(k) No holder shall be entitled to include any of its Registrable Securities in any Registration Statement pursuant to this Annex A unless such holder furnishes to the Company in writing, within 10 days after receipt of a written request therefor (such written request, a “Notice and Questionnaire”), such information as the Company, after conferring with counsel with regard to information relating to holders that would be required by the SEC to be included in the Registration Statement or prospectus included therein, may reasonably request for inclusion in any Registration Statement or Prospectus included therein. The Company shall mail the Notice and Questionnaire to the holders no later than 20 days prior to the date of initial filing of the Registration Statement with the SEC. No Holder shall be entitled to be named as a selling securityholder in the Registration Statement as of the initial effective date of the Registration Statement, and no holder may use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, that holders shall have at least 10 days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, (x) upon the request of any holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Securities after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such holders at the address set forth in the request and (y) upon receipt of a properly completed Notice and Questionnaire from such holder, the Company shall use its commercially reasonable efforts to name such holder as a selling securityholder in the Registration Statement by means of a pre-effective amendment, or, if permitted by the SEC, by means of a post-effective amendment or a prospectus supplement to the Registration Statement; provided, however, that the Company will have no obligation to add holders to the Registration Statement as selling securityholders more frequently than once every 30 calendar days.

EXHIBIT A

CERTIFICATE OF DESIGNATION

OF

SERIES A-[•] PREFERRED STOCK

CERTIFICATE OF DESIGNATION

OF

SERIES A-[•] NON-VOTING NON-CONVERTIBLE PREFERRED STOCK

OF

EOS ENERGY ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Michael Silberman, the Secretary of Eos Energy Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), the Board of Directors (the “Board”) of the Corporation has adopted the following preamble and resolution at a meeting of the Board held on June 21, 2024:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020, as amended by that certain First Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 28, 2022 and that certain Second Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 8, 2024 (as amended, the “Restated Certificate”) provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of the Corporation the authority to fix the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

SECTION 1. DESIGNATION. There is hereby provided a series of Preferred Stock designated the Series A-[•] Non-Voting Non-Convertible Preferred Stock (the “Series A-[•] Preferred Stock”).

SECTION 2. NUMBER. The number of shares constituting the Series A-[•] Preferred Stock is fixed at [•] ([•]) shares.

SECTION 3. DEFINITIONS. For purposes of this Certificate of Designation the following definitions shall apply:

3.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

3.2 “Alternative Selection Deadline” shall have the meaning set forth in Section15.1.

3.3 “Applicable Shares” shall have the meaning set forth in Section 9(c).

3.4 “Board” means the Board of Directors of the Corporation.

3.5 “Board Observer” shall have the meaning set forth in Section 6.2(b).

3.6 “Change of Control” shall have the meaning set forth in Section 5.4.

3.7 “Common Stock” means the Common Stock, $0.0001 par value per share, of this Corporation.

3.8 “Convertible Securities” shall have the meaning set forth in Section 9.1.

3.9 “Corporation” means Eos Energy Enterprises, Inc.

3.10 “Credit Agreement” shall have the meaning set forth in Section 6.3.

3.11 “Disputing Party” shall have the meaning set forth in Section 15.1.

3.12 “Excluded Issuance” shall have the meaning set forth in Section 9.4.

3.13 “Dispute Submission Deadline” shall have the meaning set forth in Section 15.2.

3.14 “Disputed Calculation” or “Disputed Calculations” shall have the meaning set forth in Section 15.1.

3.15 “Disputing Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.16 “Final Selection Deadline” shall have the meaning set forth in Section 15.1.

3.17 “Investor Preferred Stock” shall have the meaning set forth in Section 6.3.

3.18 “Investor Related Parties” shall have the meaning set forth in Section 16.

3.19 “Investor Transactions” shall have the meaning set forth in Section 16.

3.20 “Original Issue Date” means the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

3.21 “Original Issue Price” means four hundred fifty-five thousand eight hundred twenty-two and fifty-nine cents $[•].

3.22 “Original Issue Price Per Share” shall have the meaning set forth in Section 9.3.

3.23 “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

3.24 “Redemption Date” shall have the meaning set forth in Section 8.2.

3.25 “Redemption Notice” shall have the meaning set forth in Section 8.2.

3.26 “Redemption Price” shall have the meaning set forth in Section 8.1.

3.27 “Required Dispute Documentation” shall have the meaning set forth in Section 15.2.

3.28 “Responding Party” shall have the meaning set forth in Section 15.1.

3.29 “Responding Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.30 “Securities Purchase Agreement” shall have the meaning set forth in Section 6.3.

3.31 “Series A-[•] Liquidation Value” shall have the meaning set forth in Section 5.1.

3.32 “Series A-[•] Preferred Stock” shall have the meaning set forth in Section 1.

3.33 “Selection Deadline” shall have the meaning set forth in Section15.1.

SECTION 4. DIVIDENDS. If and when the Board declares a dividend or distribution, other than a dividend or distribution for Common Stock or Convertible Securities, which shall be paid to the holders of Common Stock out of funds legally available for that purpose, the holders of shares of Series A-[•] Preferred Stock shall be entitled to receive, dividends or distributions on each share of Series A-[•] Preferred Stock equal to (and in the same form as): (1) dividends or distributions actually paid on each share of the Common Stock multiplied by (2) the number of shares of Common Stock represented by the Series A-[•] Liquidation Value (as defined in Section 5.1). Such dividends or distributions will be paid to the holders of the Series A-[•] Preferred Stock when such dividends or distributions are paid on shares of the Common Stock. If the Corporation does not have sufficient funds, assets or surplus, as the case may be, to pay the dividend or distribution required by this Section 4 to holders of Series A-[•] Preferred Stock, the dividend declared to holders of Common Stock shall be null and void in all respects.

SECTION 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

5.1 In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series A-[•] Preferred Stock shall be entitled to receive distribution of any of the assets or surplus funds of the Corporation pro rata with the holders of the Common Stock and any other shares of Investor Preferred Stock (as defined below) so entitled, as if each share of Series A-[•] Preferred Stock were equal to [•] ([•]) shares of Common Stock, which amounts shall be paid pari passu with all holders of Common Stock (the “Series A-[•] Liquidation Value”).

5.2 The dollar amounts specified in Section 5.1 shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series A-[•] Preferred Stock and certain other issuances of equity which occur after the filing of this Certificate of Designation pursuant to Section 9 hereof.

5.3 Insofar as any distribution pursuant to Section 5.1 consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5.1, be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

(i) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (a) (i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

5.4 In the event of (i) a merger or consolidation of the Corporation with any other corporation or other entity that results in the inability of the shareholders of the Corporation immediately preceding such merger or consolidation to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company, including any such merger or consolidation in which the holders receive cash, securities or other property for their shares, or (ii) the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation to a third party purchaser ((i) or (ii), a “Change of Control”), the Series A-[•] Preferred Stock shall participate in any cash, securities or other property payable to the shareholders of the Corporation in or as a consequence of such Change of Control pro rata with the holders of Common Stock as if each share of Series A-[•] Preferred Stock were the number of shares of Common Stock represented by the Series A-[•] Liquidation Value.

SECTION 6. VOTING.

6.1 General. Except as required by applicable law and as set forth below, the holders of the Series A-[•] Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting or any matters of the Corporation.

6.2 Election of Directors; Board Observer Right.

(a) At all times when the holders of Investor Preferred Stock shall beneficially own at least ten percent (10%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one (1) director of the Corporation. At all times when the holders of Investor

Preferred Stock shall beneficially own at least fifteen percent (15%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect two (2) directors of the Corporation. At all times when the holders of the Investor Preferred Stock shall beneficially own at least thirty percent (30%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect three (3) directors of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least forty percent (40)% of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to nominate and designate a fourth director of the Corporation, provided, however, that any fourth director proposed to be appointed pursuant to this Section 6.2(a) would be subject to the reasonable, good faith review and determination of the nominating and corporate governance committee of the Board (the “Nominating Committee”) that the election of such director not result in either (i) the Corporation being in violation of any rules and regulations (including the independence and other director qualification requirements) of the Securities and Exchange Commission or any national securities exchange on which the Corporation’s securities are then listed or any other applicable law or (ii) a determination that such appointment would constitute a change in control of the Company under the Company’s governing documents or applicable law, in the case of each of the foregoing clauses (i) and (ii) as reasonably determined in good faith by the Nominating Committee upon the written advice of counsel (which such advice shall be shared with the holders of the Investor Preferred Stock), and any such director following appointment shall be designated by the Nominating Committee (or Board) to a class of common directors for approval by the stockholders of the Company at the applicable annual meeting of stockholders. In the event that any such fourth director designated pursuant to the foregoing sentence is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock shall have the right to appoint and elect a replacement for such director, in each case pursuant to the Nominating Committee approval requirements set forth above, which such director following Nominating Committee approval shall be designated to the same class of common directors as the prior appointee for approval by the stockholders of the Company at the applicable annual meeting of stockholders to approve directors of such class. To the extent one or more directors are appointed and elected as provided in this Section 6.2(a), for each committee of the Board for which at least one such director is qualified under applicable law and the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed to serve, the Board shall invite at least one such director, so qualified, to serve on such committee. The appointment and election of any director pursuant to this Section 6.2(a) may be made by, and only by, the affirmative vote of the holders of record of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders. Any director appointed and elected as provided in this Section 6.2(a) may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders, and any such notification may be made by electronic mail directed to the Secretary of the Corporation. In the event that a director appointed and elected by the holders of Investor Preferred Stock resigns or is unable to serve as a member of the Board, the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect a director to full such vacancy. Any appointment or removal of any director pursuant to this Section 6.2(a) shall be effective immediately upon delivery to the Corporation of a notification of the results of the applicable special meeting or upon delivery of the applicable written consent, as the case may be. If the holders of the Investor Preferred Stock fail to appoint a sufficient number of directors to fill all directorships for which they are entitled to appoint directors pursuant to this Section 6.2(a) (including following the removal or resignation of any such director or the inability of any such director to serve on the Board), then any directorship not so filled shall remain vacant until such time as the holders of the Investor Preferred Stock appoint and elect an individual to fill such directorship voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a); and no such directorship may be filled other than by the holders of the Investor Preferred Stock, voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a). For the avoidance of doubt, the rights provided by this Section 6.2(a) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint and elect a maximum of four (4) directors of the Corporation pursuant to the designation rights provided by the certificates of designations governing the Investor Preferred Stock.

(b) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of Investor Preferred Stock share the right to appoint one non-voting observer to the Board (the “Board Observer”). The Board shall permit the Board Observer to attend all meetings of the Board and of any committee thereof as a non-voting observer, in each case to the extent permissible under applicable law or the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed, and will give such individual notice of such meetings at the same time and in the same manner as notice is provided to the members of the Board. The Board Observer shall be entitled to concurrent receipt of any materials provided to the Board or any committee thereof, provided, that the Board Observer shall agree to hold in confidence and trust all information so provided; and provided further, that the Board may withhold any information and exclude the Board Observer from any meeting or portion thereof for any legitimate business or legal reason (as determined in the Board’s sole discretion). The Board will provide expense reimbursement to any Board Observer on the same basis as if such Board Observer were a director of the Corporation. For the avoidance of doubt, the rights provided by this Section 6.2(b) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint one (1) Board Observer pursuant to the designation rights provided by the certificate of designations governing the Investor Preferred Stock.

(c) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of the Investor Preferred Stock shall, by exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement or conversion of the Investor Preferred Stock, be deemed to have agreed to not vote any shares of Common Stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement in any election of directors.

6.3 Preferred Stock Protective Provisions. Until the later of (i) such time when the holders of Investor Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Corporation and (ii) five (5) years following the Original Issue Date, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect or validate any of the following acts or transactions without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote of a majority of the outstanding shares of preferred stock (the “Investor Preferred Stock”) issued pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2024, by and among the Corporation and CCM Denali Equity Holdings, LP (the “Securities Purchase Agreement”) or that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Corporation, the guarantors party thereto, the various lenders thereto and CCM Denali Debt Holdings, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”), and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect:

(a) liquidate, dissolve or wind-up the business and affairs of the Corporation or effect any event that requires a distribution to the Corporation’s stockholders in accordance with their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance;

(b) amend, alter, repeal or waive any provision of the Restated Certificate or Bylaws of the Corporation in a manner that would adversely affect the special rights, powers, preferences or privileges of the Preferred Stock (or any series thereof);

(c) create or issue, or obligate itself to issue, shares of, or reclassify, any capital stock of the Corporation other than Excluded Issuances;

(d) increase or decrease the authorized number of shares of Preferred Stock, or create any additional class or series of capital stock of the Corporation (other than increases in the number of the authorized shares of Common Stock); or

(e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation, other than (i) redemptions of or dividends or distributions on the Investor Preferred Stock as expressly authorized herein or in the certificate of designations of any Investor Preferred Stock, and (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

provided, however, holders of Investor Preferred Stock shall have the right set forth in Section 6.3(b) so long as any shares of Investor Preferred Stock remain outstanding.

SECTION 7. CONVERSION. The shares of Series A-[•] Preferred Stock shall not be convertible into shares of Common Stock or any other securities of the Corporation. Notwithstanding the foregoing, on the second (2nd) business day after the date that the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), each share of Series A-[•] Preferred Stock shall convert into a number of shares of Series B-1 Preferred Stock, having the terms and conditions set forth in Exhibit B to the Securities Purchase Agreement, initially convertible into a number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A-[•] Liquidation Value, provided that the holders of Series A-[•]Preferred Stock shall have the option to request, in writing, that any portion of the Series A-[•]Preferred Stock not be so converted. With respect to any shares of Series A-[•]Preferred Stock that remain outstanding after the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), the Corporation shall be required to convert such shares into shares of Series B-1 Preferred Stock pursuant to this Section 7 within five (5) business days of receiving a written request (which may be by electronic mail) from the holders of such shares. The Series B-1 Preferred Stock shall have substantively similar terms to the Series A-[•]Stock, except that the Series B-1 Preferred Stock shall be convertible into Common Stock, and include conversion and antidilution terms related thereto, shall provide the holders thereof certain pre-emptive rights to participate in future offerings of equity securities by the Corporation and shall include a provision that limits the beneficial ownership of the holders thereof (together with any group of which such holders are a member) to no more than 49.9% (the “Beneficial Ownership Limitation”) of the number of shares of Common Stock then issued and outstanding, all as set forth in Exhibit B to the Securities Purchase Agreement. Notwithstanding the foregoing, by written notice to the Corporation, any holder may amend the Beneficial Ownership Limitation percentage with respect to such holder to any percentage that is lower than or equal to 49.9%.

SECTION 8. REDEMPTION.

8.1 Redemption and Redemption Price. At any time after the fifth anniversary of the Original Issue Date, any holder of the shares of Series A-[•] Preferred Stock may, at its option, require the Corporation to redeem the Series A-[•] Preferred Stock, in whole or in part, owned by such holder at the Redemption Price (as defined below); provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series A- [•]Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price of the Series A-[•]Preferred Stock shall be an amount per share equal to the greater of (i) the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date and (ii) the number of shares of Common Stock represented by the Series A-[•] Liquidation Value multiplied by the average of the closing sale price of the Common Stock for the five (5) Business Days immediately prior to the Redemption Date plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price must be paid in cash.

8.2 Redemption Notice. A holder of Series A-[•] Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series A-[•] Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which a holder of Series A-[•] Preferred Stock desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by a holder of Series A-[•]Preferred Stock to the Corporation in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state the total number of shares required by the holder of Series A-[•] Preferred Stock to be redeemed and the Redemption Date. Promptly following receipt of a Redemption Notice given by a holder of Series A-[•]Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A-[•] Preferred Stock required to be redeemed.

8.3 Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series A-[•] Preferred Stock required by the holder thereof to be redeemed shall be payable to the holder(s) of the Series A-[•] Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series A-[•] Preferred Stock required by the holder thereof to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the notice of the Corporation described in Section 8.2 above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

8.4 Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in Section 8.5 below, then notwithstanding that the certificates evidencing any of the shares of Series A-[•] Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

8.5 Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series A-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares of Series A- [•] Preferred Stock to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares of Series A-[•] Preferred Stock shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares of Series A-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

SECTION 9. ANTI-DILUTION ADJUSTMENTS.

9.1 Stock Dividends, Splits, Etc. If the Corporation declares or pays a dividend or distribution on the outstanding shares of Common Stock or securities convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) then the Series A-[•] Liquidation Value of each share of Series A-[•] Preferred Stock shall be increased by the total shares of Common Stock issued (or issuable in the case of Convertible Securities) that would have been issued to a holder of the number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A- [•] Liquidation Value immediately prior to such dividend or distribution. If the Corporation subdivides the Common Stock by reclassification or otherwise into a greater number of shares, the number of shares of Common Stock represented by the Series A-[•] Liquidation Value shall be proportionately increased, provided the Original Issue Price shall remain the same. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Series A-[•] Liquidation Value shall be proportionately decreased, provided the Original Issue Price shall remain the same.

9.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Corporation securities of a different class and/or series, then from and after the consummation of such event, the Series A-[•]Liquidation Value should be equal to the number, class and series of Corporation securities that a holder of the number of shares of Common Stock equal to the Series A-[•]Liquidation Value immediately prior to such reclassification, exchange, combination or substitution would have received, provided the Original Issue Price shall remain the same, subject to further adjustment thereafter from time to time in accordance with the provisions hereof. The provisions of this Section 9.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

9.3 Adjustment for Issuance of Applicable Shares. If the Corporation shall issue or sell any shares of Common Stock (other than shares included in the Excluded Issuances, as defined below) (“Applicable Shares”), or options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per share initially deliverable upon issuance, conversion or exchange of such securities less than the quotient of the then applicable Original Issue Price divided by the number of shares of Common Stock represented by the then applicable Series A- [•] Liquidation Value, as may be adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock (the “Original Issue Price Per Share”), then effective immediately upon such issuance or sale, the Series A-[•] Liquidation Value immediately prior to any such issuance or sale shall be increased, and shall not be reduced, in accordance with the following formula:

LV1 = LV0 x [(OS + D) / (OS + PS)]

LV1	=	new number of shares of Common Stock equal to the Series A-[•] Liquidation Value
LV0	=	then applicable number of shares of Common Stock equal to the Series A-[•]Liquidation Value
OS	=	the number of shares of Common Stock outstanding immediately prior to the issuance of such securities
D	=	the maximum number of shares of Common Stock deliverable upon issuance of such securities
PS	=

the aggregate number of shares of Common Stock which the aggregate amount of consideration received by the Corporation upon such issuance or sale would have purchased at the Original Issue Price Per Share.

9.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the Series A-[•] Liquidation Value in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the exercise of warrants or conversion of preferred stock issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the date of this Certificate of Designation without alteration; (3) pursuant to agreements in effect as of date of this Certificate of Designation (provided that such agreements are not amended, amended and restated, modified or supplemented after the date of this Certificate of Designation to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Certificate of Designation (or any securities issued or issuable hereunder)); (4) the issuance of Common Stock (or options or other similar instruments convertible into Common Stock) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; and (5) the issuance of Common Stock pursuant to any registered offering of Common Stock or a private placement of Common Stock in accordance with the exemptions provided under Section 4(a)(2) of the Securities Act, as amended, each as principally for bona fide equity financing purposes; provided, however, that clause (5) of the definition of Excluded Issuance shall only be an Excluded Issuance for the purposes of Section 6.3(c) of this Certificate of Designation (and, for the avoidance of doubt, not an “Excluded Issuance” for any other purposes (including, without limitation, any anti-dilution adjustments in this Certificate of Designation)).

9.5 Expiration of Securities. Upon the expiration or termination of any unexercised options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A-[•] Liquidation Value, the Series A-[•]Liquidation Value shall be readjusted to such Series A-[•] Liquidation Value as would have been in effect had such options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

9.6 Reserved.

9.7 Certain Events. If any event of the type contemplated by the provisions of this Section 9.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the number of the Series A-[•] Liquidation Value so as to protect the rights of the holders of the Series A-[•] Preferred Stock in a manner consistent with the provisions of this Section; provided, that no such adjustment pursuant to this Section 9.7 shall decrease the Original Issue Price or decrease the Series A-[•]Liquidation Value.

9.8 Calculations. All calculations under this Section 9.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

9.9 Notice of Adjustments. Whenever the Series A-[•]Liquidation Value is adjusted as provided under this Section 9, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware), provide a written notice to the holders of the Series A-[•] Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Series A-[•] Liquidation Value was determined and setting forth the adjusted applicable Series A-[•] Liquidation Value.

SECTION 10. NO RE-ISSUANCE OF PREFERRED STOCK. No shares of Series A-[•] Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

SECTION 11. AMENDMENT, SUPPLEMENT AND WAIVER. Without the consent of a majority of holders of the Series A-[•] Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series A-[•] Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

SECTION 12. LOST OR MUTILATED SERIES A-[•] PREFERRED STOCK CERTIFICATE. If a holder’s Series A-[•] Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A-[•] Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures as the Corporation may prescribe.

SECTION 13. NO IMPAIRMENT. The Corporation will not, by amendment of its Restated Certificate or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders against impairment.

SECTION 14. SEVERABILITY. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

SECTION 15. DISPUTE RESOLUTION.

15.1 Submission to Dispute Resolution. In the case of a dispute relating to an Original Issuance Price, a Redemption Price, a Series A-[•] Liquidation value and fair market value or any other computation to be made hereunder (each of the foregoing a “Disputed Calculation” and together the “Disputed Calculations”) or the arithmetic calculation of any of the foregoing (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving rise to such dispute. If the Disputing Party and the Responding Party are unable to promptly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Disputing Party to the Responding Party, then the Disputing

Party may select and submit to the Responding Party via electronic email a list of independent, reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the Final Selection Deadline.

15.2 The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures set forth in Section 15.1 (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of Section 15.1 and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the claims raised in the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

15.3 The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to Section 15.1 to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

15.4 Notwithstanding anything to the contrary set forth in this Section 15, nothing in this Section 15 shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 15 or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 15 by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

SECTION 16. CORPORATE OPPORTUNITIES. Notwithstanding anything contained herein or in any other Transaction Documents (as defined in the Securities Purchase Agreement), each of the holders of Investor Preferred Stock, any of their respective Affiliates and any of its or their respective directors, officers, employees and consultants, including any director appointed to the Board pursuant to Section 6.2(a) (collectively, the “Investor Related Parties”), may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage, including those competitive with the business of the Corporation, or other transactions in which the Corporation, its subsidiaries, any member of the Board or any other shareholder of the Corporation may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person (“Investor Transactions”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, such Investor Related Party expressly and solely in such Investor Related Party’s capacity as a director of the Corporation, in each case without any prior Corporation, Board or stockholder notification or approval; provided, that if the Corporation, to the Investor Related Party’s knowledge, is considering the same Investor Transaction, the Investor Related Party will promptly notify the Corporation of its interest in such Investor Transaction and cause each member of the Board that is an Investor Related Party to recuse himself from all Board discussions and activities relating to such Investor Transaction. Without limiting the generality of the foregoing, the Corporation agrees and acknowledges that Investor Related Parties and their respective Affiliates may have both passive and non-passive interests in Persons deemed competitors of the Corporation, and that the provisions of the immediately preceding sentence shall be applicable to such competitors, their respective Affiliates and any of their respective directors, officers and employees in respect thereof. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 16.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated: [•], 20[•]
EOS ENERGY ENTERPRISES, INC.
a Delaware corporation
By:
Name:	[•]
Title:	Secretary

FORM OF PREFERRED STOCK CERTIFICATE

SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE
PA- ________	*_____________* Shares
Series A-[•] Preferred Stock

EOS ENERGY ENTERPRISES, INC.
A Delaware Corporation

THIS CERTIFIES THAT * ________* is the record holder of * _______________* shares of Series A-[•] Non-Voting Non-Convertible Preferred Stock of Eos Energy Enterprises, Inc. transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, the Certificate of Designation of Series A-[•] Non-Voting Non-Convertible Preferred Stock, and the Bylaws of the Corporation, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of the Certificate of Incorporation, the Certificate of Designation of Series A-[•] Non-Voting Non-Convertible Preferred Stock, and the Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this______ day of ______________, 20___.

Michael Silberman, Secretary	Joseph Mastrangelo, Chief Executive Officer

FOR VALUE RECEIVED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
(Signature)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 21, 2024 BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

EXHIBIT B

CERTIFICATE OF DESIGNATION

OF

SERIES B-[•] PREFERRED STOCK

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES B-[•] NON-VOTING CONVERTIBLE PREFERRED STOCK

OF

EOS ENERGY ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Michael Silberman, the Secretary of Eos Energy Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), the Board of Directors (the “Board”) of the Corporation has adopted the following preamble and resolution at a meeting of the Board held on [•], 20__:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020, as amended by that certain First Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 28, 2022 and that certain Second Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 8, 2024 (as amended, the “Restated Certificate”) provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of the Corporation the authority to fix the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

SECTION 1. DESIGNATION. There is hereby provided a series of Preferred Stock designated the Series B-[•] Convertible Preferred Stock (the “Series B-[•] Preferred Stock”).

SECTION 2. NUMBER. The number of shares constituting the Series B-[•] Preferred Stock is fixed at [•] ([•]) shares.

SECTION 3. DEFINITIONS. For purposes of this Certificate of Designation the following definitions shall apply:

3.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

3.2 “Alternative Selection Deadline” shall have the meaning set forth in Section 15.1.

3.3 “Applicable Shares” shall have the meaning set forth in Section 9.3.

3.4 “Attribution Parties” shall have the meaning set forth in Section 7.3.

3.5 “Board” shall mean the Board of Directors of the Corporation.

3.6 “Board Observer” shall have the meaning set forth in Section 6.2(b).

3.7 “Buy-In” shall have the meaning set forth in Section 7.4(c).

3.8 “Change of Control” shall have the meaning set forth in Section 5.4.

3.9 “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security prior to 4:00 p.m., New York City time, on the principal securities exchange or trading market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by holders of a majority of the then-outstanding Investor Preferred Stock and the Corporation), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

3.10 “Commission” means the “Securities and Exchange Commission.

3.11 “Common Stock” shall mean the Common Stock, $0.0001 par value per share, of this Corporation.

3.12 “Conversion Date” shall have the meaning set forth in Section 7.1.

3.13 “Conversion Price” shall mean the Original Issue Price divided by the Conversion Ratio.

3.14 “Conversion Ratio” shall have the meaning set forth in Section 7.2.

3.15 “Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B-[•] Preferred Stock in accordance with the terms hereof.

3.16 “Convertible Securities” shall have the meaning set forth in Section 9.1.

3.17 “Corporation” means Eos Energy Enterprises, Inc.

3.18 “Credit Agreement” shall have the meaning set forth in Section 6.3.

3.19 “Daily Failure Amount” means the product of (x) .005 multiplied by (y) the Closing Sale Price of the Common Stock on the applicable Share Delivery Date.

3.20 “Dispute Submission Deadline” shall have the meaning set forth in Section 15.2.

3.21 “Disputed Calculation” and “Disputed Calculations” shall have the meaning set forth in Section 15.1.

3.22 “Disputing Party” shall have the meaning set forth in Section 15.1.

3.23 “Disputing Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.24 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.25 “Excluded Issuance” shall have the meaning set forth in Section 9.4.

3.26 “Final Selection Deadline” shall have the meaning set forth in Section 15.1.

3.27 “Investor Preferred Stock” shall have the meaning set forth in Section 6.3.

3.28 “Investor Related Parties” shall have the meaning set forth in Section 16.

3.29 “Investor Transactions” shall have the meaning set forth in Section 16.

3.30 “New Securities” shall have the manning set forth in Section 9.5(b).

3.31 “Original Issue Date” means the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

3.32 “Original Issue Price” means $[•] per share of the Series B-[•] Preferred Stock.

3.33 “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

3.34 “Redemption Date” shall have the meaning set forth in Section 8.2.

3.35 “Redemption Notice” shall have the meaning set forth in Section 8.2.

3.36 “Redemption Price” shall have the meaning set forth in Section 8.1.

3.37 “Required Dispute Documentation” shall have the meaning set forth in Section 15.2.

3.38 “Responding Party” shall have the meaning set forth in Section 15.1.

3.39 “Responding Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.40 “Securities” means any Common Stock or any equity interest of, or shares of any class in the capital stock (common, preferred or otherwise) of, the Corporation and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Corporation.

3.41 “Securities Act” means the Securities Act of 1933, as amended.

3.42 “Securities Purchase Agreement” shall have the meaning set forth in Section 6.3.

3.43 “Selection Deadline” shall have the meaning set forth in Section 15.1.

3.44 “Series B-[•] Preferred Stock” shall have the meaning set forth in Section 1.

3.45 “Series B-[•] Preferred Stock Register” shall have the meaning set forth in Section 7.5.

3.46 “Trading Day” means a day on which the Common Stock is traded for any period on the principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

3.47 “Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Corporation, or any successor transfer agent for the Corporation.

SECTION 4. DIVIDENDS. If and when the Board declares a dividend or distribution, other than a dividend or distribution for Common Stock or Convertible Securities, which shall be paid to the holders of Common Stock out of funds legally available for that purpose, the holders of shares of Series B-[•] Preferred Stock shall be entitled to receive, dividends or distributions on each share of Series B-[•] Preferred Stock equal to (on an as-if-converted-to-Common Stock basis and in the same form as) dividends or distributions actually paid on each share of the Common Stock. Such dividends or distributions will be paid to the holders of Series B-[•] Preferred Stock when such dividends or distributions are paid on shares of the Common Stock. If the Corporation does not have sufficient funds, assets or surplus, as the case may be, to pay the dividend or distribution required by this Section 4 to holders of Series B-[•] Preferred Stock, the dividend declared to holders of Common Stock shall be null and void in all respects.

SECTION 5. LIQUIDATION, DISSOLUTION OR WINDING UP.

5.1 In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series B-[•] Preferred Stock shall be entitled to receive distribution of any of the assets or surplus funds of the Corporation pro rata with the holders of the Common Stock and any other Investor Preferred Stock (as defined below) so entitled, in an amount equal to such amount per share as would have been payable had all shares of Series B Preferred Stock been converted to Common Stock pursuant to Section 7 immediately prior to such liquidation, dissolution or winding up of the Corporation, which amounts shall be paid pari passu with all holders of Common Stock.

5.2 The dollar amounts specified in Section 5.1 shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series B-[•] Preferred Stock and certain other issuances of equity which occur after the filing of this Certificate of Designation pursuant to Section 9 hereof.

5.3 Insofar as any distribution pursuant to Section 5.1 consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5.1, be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

(i) If traded on a securities exchange, the value shall be deemed to be the average of the Closing Sale Price of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (a) (i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

5.4 In the event of (i) a merger or consolidation of the Corporation with any other corporation or other entity that results in the inability of the shareholders of the Corporation immediately preceding such merger or consolidation to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company, including any such merger or consolidation in which the holders receive cash, securities or other property for their shares, or (ii) the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation to a third party purchaser ((i) or (ii), a “Change of Control”), the Series B-[•] Preferred Stock shall participate in any cash, securities or other property payable to the shareholders of the Corporation in or as a consequence of such Change of Control pro rata with the holders of Common Stock as if each share of Series B-[•] Preferred Stock had been converted to Common Stock pursuant to Section 7 immediately prior to such event.

SECTION 6. VOTING.

6.1 General. Except as required by applicable law and as set forth below, the holders of the Series B-[•] Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting or any matters of the Corporation.

6.2 Election of Directors; Board Observer Right.

(a) At all times when the holders of Investor Preferred Stock shall beneficially own at least ten percent (10%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one (1) director of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least fifteen percent (15%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect two (2) directors of the Corporation. At tall times when the holders of the Investor Preferred Stock shall beneficially own at least thirty percent (30%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect three (3) directors of the Corporation. At all times when the holders of Investor Preferred Stock beneficially own at least forty percent (40)% of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to nominate and designate a fourth director of the Corporation, provided, however, that any fourth director proposed to be appointed pursuant to this Section 6.2(a) would be subject to the reasonable, good faith review and determination of the nominating and corporate governance committee of the Board (the “Nominating Committee”) that the election of such director not result in either (i) the Corporation being in violation of any rules and regulations (including the independence and other director qualification requirements) of the Securities and Exchange Commission or any national securities exchange on which the Corporation’s securities are then listed or any other applicable law or (ii) a determination that such appointment would constitute a change in control of the Company under the Company’s governing documents or applicable law, in the case of each of the foregoing clauses (i) and (ii) as reasonably determined in good faith by the Nominating Committee upon the written advice of counsel (which such advice shall be shared with the holders of the Investor Preferred Stock) and any such director following appointment shall be designated by the Nominating Committee (or Board) to a class of common directors for approval by the stockholders of the Company at the applicable annual meeting of stockholders. In the event that any such fourth director designated pursuant to the foregoing sentence is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock shall have the right to appoint and elect a replacement for such director, in each case pursuant to the Nominating Committee approval requirements set forth above, which such director following Nominating Committee approval shall be designated to the same class of common directors as the prior appointee for approval by the stockholders of the Company at the applicable annual meeting of stockholders to approve directors of such class. To the extent one or more directors are appointed and elected as provided in this Section 6.2(a) for each committee of the Board for which at least one such director is qualified under applicable law and the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed to serve, the Board shall invite at least one such director, so qualified, to serve on such committee. The appointment and election of any director pursuant to this Section 6.2(a) may be made by, and only by, the affirmative vote of the holders of record of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders. Any director appointed and elected as provided in this Section 6.2(a) may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders, and any such notification may be made by electronic mail directed to the Secretary of the Corporation. In the event that a director appointed and elected by the holders of Investor Preferred Stock resigns or is unable to serve as a member of the Board, the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect a director to full such vacancy. Any appointment or removal of any director pursuant to this Section 6.2(a) shall be effective immediately upon delivery to the Corporation of a notification of the results of the applicable special meeting or upon delivery of the applicable written consent, as the case may be. If the holders of the Investor Preferred Stock fail to appoint a sufficient number of directors to fill all directorships for which they are entitled to appoint directors pursuant to this Section 6.2(a) (including following the removal or resignation of any such director or the inability of any such director to serve on the Board), then any directorship not so filled shall remain vacant until such time as the holders of the Investor Preferred Stock appoint and elect an individual to fill such directorship voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a); and no such directorship may be filled other than by the holders of the Investor Preferred Stock, voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a). For the avoidance of doubt, the rights provided by this Section 6.2(a) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint and elect a maximum of four (4) directors of the Corporation pursuant to the designation rights provided by the certificates of designations governing the Investor Preferred Stock.

(b) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of Investor Preferred Stock share the right to appoint one non-voting observer to the Board (the “Board Observer”). The Board shall permit the Board Observer to attend all meetings of the Board and of any committee thereof as a non-voting observer, in each case to the extent permissible under applicable law or the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed, and will give such individual notice of such meetings at the same time and in the same manner as notice is provided to the members of the Board. The Board Observer shall be entitled to concurrent receipt of any materials provided to the Board or any committee thereof, provided, that the Board Observer shall agree to hold in confidence and trust all information so provided; and provided further, that the Board may withhold any information and exclude the Board Observer from any meeting or portion thereof for any legitimate business or legal reason (as determined in the Board’s sole discretion). The Board will provide expense reimbursement to any Board Observer on the same basis as if such Board Observer were a director of the Corporation. For the avoidance of doubt, the rights provided by this Section 6.2(b) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint one (1) Board Observer pursuant to the designation rights provided by the certificate of designations governing the Investor Preferred Stock.

(c) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of the Investor Preferred Stock shall, by exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement or conversion of the Investor Preferred Stock, be deemed to have agreed to not vote any shares of Common Stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement in any election of directors.

6.3 Preferred Stock Protective Provisions. Until the later of (i) such time when the holders of Investor Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Corporation and (ii) five (5) years following the Original Issue date, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect or validate any of the following acts or transactions without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote of a majority of the outstanding shares of preferred stock (the “Investor Preferred Stock”) issued pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2024, by and among the Corporation and CCM Denali Equity Holdings, LP (the “Securities Purchase Agreement”) or that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Corporation, the guarantors party thereto, the various lenders thereto and CCM Denali Debt Holdings, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”), and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect:

(a) liquidate, dissolve or wind-up the business and affairs of the Corporation or effect any event that requires a distribution to the Corporation’s stockholders in accordance with their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance;

(b) amend, alter, repeal or waive any provision of the Restated Certificate or Bylaws of the Corporation in a manner that would adversely affect the special rights, powers, preferences or privileges of the Preferred Stock (or any series thereof);

(c) create or issue or obligate itself to issue shares of, or reclassify, any capital stock of the Corporation, other than Excluded Issuances;

(d) increase or decrease the authorized number of shares of Preferred Stock, or create any additional class or series of capital stock of the Corporation (other than increases in the number of the authorized shares of Common Stock); or

(e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation, other than (i) redemptions of or dividends or distributions on the Investor Preferred Stock as expressly authorized herein or in the certificate of designations of any Investor Preferred Stock, and (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

provided, however, holders of the Investor Preferred Stock shall have the right set forth in Section 6.3(b) so long as any shares of Investor Preferred Stock remain outstanding.

SECTION 7. CONVERSION.

7.1 Conversions at Option of Holder. Each share of Series B-[•] Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date and through the Maturity Date (as defined in the Credit Agreement), at the option of the holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio (as defined below). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Other than a conversion pursuant to Section 5.4 or Section 9.2, or following a notice provided for under Section 7.4(b) hereof, the Notice of Conversion must specify a number of shares of Series B-[•] Preferred Stock to be converted.

Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the holder by either, as the Notice of Conversion so specifies, (i) by crediting the account of the holder’s (or its designee’s) balance account with The Depository Trust Company (“DTC”) through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in the DTC Fast Automated Securities Transfer Program (a “DWAC Delivery”) and such Conversion Shares may be so issued in compliance with the requirements of the Securities Act and DTC, or (ii) by physical or electronic delivery, at the election of the holder, of a book entry statement(s), registered in the name of the holder (or its designee), for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address or e-mail, as applicable, specified by the holder in the Notice of Conversion. The “Conversion Date,” or the date on which a conversion shall be deemed effective, shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by email to, and received during regular business hours by, an officer of the Corporation provided that, to the extent there are such officers, each such notice shall be sent to each of the chief executive officer, chief financial officer and general counsel of the Corporation; provided, further, that the original share certificate(s) (if applicable) representing such shares of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original share certificate(s) (if applicable) of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. No ink original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.

7.2 Conversion Ratio. Each share of Series B-[•] Preferred Stock is convertible at a rate of one million (1,000,000) shares of Common Stock for each share of Series B-[•] Preferred Stock, subject to adjustment as set forth in Section 9 below (this rate, as adjusted from time to time, the “Conversion Ratio”).

7.3 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series B-[•] Preferred Stock, and a holder shall not have the right to convert any portion of the Series B-[•] Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such holder (together with such holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series B-[•] Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B-[•] Preferred Stock beneficially owned by such holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 7.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 7.3, in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B-[•] Preferred Stock and Warrant Shares (as defined in the Securities Purchase Agreement) issued pursuant to the Securities Purchase Agreement and Credit Agreement, by such holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the holder. The “Beneficial Ownership Limitation” shall initially be 49.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of

Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this Section 7.3); provided, however, that by written notice to the Corporation, which will not be effective until the 61st day after such notice is delivered to the Corporation, the holder may waive or amend the provisions of this Section 7.3 to change the Beneficial Ownership Limitation to any other number less than or equal to 49.9%, and the provisions of this Section 7.3 shall continue to apply. The Corporation shall be entitled to rely on representations made to it by the holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, any holder may amend the Beneficial Ownership Limitation percentage with respect to such holder to any percentage that is lower than or equal to 49.9%. The provisions of this Section 7.3 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series B-[•] Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

7.4 Mechanics of Conversion

(a) Delivery of Certificate or Electronic Issuance Upon Conversion. Not later than three (3) Trading Days after the applicable Conversion Date, or if the holder requests the issuance of physical certificate(s) for its Conversion Shares, two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall (a) deliver, or cause to be delivered, to the converting holder a physical certificate or certificates (or electronic book entry statements) representing the number of Conversion Shares being acquired upon the conversion of shares of Series B-[•] Preferred Stock or (b) in the case of a DWAC Delivery, electronically transfer such Conversion Shares by crediting the account of the holder’s (or its designee’s) prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates (or electronic book entry statements) are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable holder by the Share Delivery Date, the applicable holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates (or electronic book entry statements) for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such holder any original Series B-[•] Preferred Stock certificate delivered to the Corporation and such holder shall promptly return to the Corporation any Common Stock certificates (or electronic book entry statements) or otherwise direct the return of any shares of Common Stock delivered to the holder through the DWAC system, representing the shares of Series B-[•] Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(b) Obligation Absolute. Subject to Section 7.3 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, the Corporation’s obligation to issue and deliver (or cause the Transfer Agent to deliver) the Conversion Shares upon conversion of Series B-[•] Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such holder in connection with the issuance of such Conversion Shares. Subject to Section 7.3 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, in the event a holder shall elect to convert any or all of its Series B-[•] Preferred Stock, the Corporation may not refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to holder, restraining and/or enjoining conversion of all or part of the Series B-[•] Preferred Stock of such holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B-[•] Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 7 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, issue Conversion Shares upon a properly noticed conversion. If the Corporation fails to deliver (or cause the Transfer Agent to deliver) to a holder such certificate or certificates (or book entry statements), or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 7.4(a) on or prior to the fifth (5th) Trading Day after the Share Delivery

Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by holder to the Corporation), then, unless the holder has rescinded the applicable Notice of Conversion pursuant to Section 7.4(a) above, the Corporation shall pay (as liquidated damages and not as a penalty) to such holder an amount payable, at the holder’s option, either (a) in cash or (b) to the extent that it would not cause the holder or its Attribution Parties to exceed the Beneficial Ownership Limitation, in shares of Common Stock that are valued for these purposes at the Closing Sale Price on the date of such calculation, in each case equal to the product of (x) the number of Conversion Shares required to have been issued by the Corporation on such Share Delivery Date, (y) an amount equal to the Daily Failure Amount and (z) the number of Trading Days actually lapsed after such fifth (5th) Trading Day after the Share Delivery Date during which such certificates (or book entry statements) have not been delivered, or, in the case of a DWAC Delivery, such shares have not been electronically delivered; provided, however, the holder shall only receive up to such amount of shares of Common Stock such that holder and its Attribution Parties and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall not collectively beneficially own greater than the Beneficial Ownership Limitation. Nothing herein shall limit a holder’s right to pursue actual damages for the Corporation’s failure to deliver (or failure to cause the Transfer Agent to deliver) Conversion Shares within the period specified herein and such holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided, that holder shall not receive duplicate damages for the Corporation’s failure to deliver (or failure to cause the Transfer Agent to deliver) Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(c) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver (or cause the Transfer Agent to electronically deliver) to a holder the applicable certificate or certificates or book entry statement or statements or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 7.4(a) (other than a failure caused by incorrect or incomplete information provided by holder to the Corporation), and if after such Share Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series B-[•] Preferred Stock equal to the number of shares of Series B-[•] Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied (or caused the Transfer Agent to timely comply) with its delivery requirements under Section 7.4(a). For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B-[•] Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver (or cause the Transfer Agent to deliver) certificates (or book entry statements) representing shares of Common Stock upon conversion of the shares of Series B-[•] Preferred Stock as required pursuant to the terms hereof; provided, however, that the holder shall not be entitled to both (i) require the reissuance of the shares of Series B-[•] Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied (or caused the Transfer Agent to timely comply) with its delivery requirements under Section 7.4(a).

(d) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B-[•] Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Series B-[•] Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 9) upon the conversion of all outstanding shares of Series B-[•] Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(e) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series B-[•] Preferred Stock. As to any fraction of a share which a holder would otherwise be entitled to receive upon such conversion, such fraction shall be rounded down to the next whole share.

(f) Transfer Taxes. The issuance of certificates (or book entry statements) for shares of the Common Stock upon conversion of the Series B-[•] Preferred Stock shall be made without charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates (or book entry statements), provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate (or book entry statement) upon conversion in a name other than that of the registered holder(s) of such shares of Series B-[•] Preferred Stock and the Corporation shall not be required to issue or deliver such certificates (or book entry statements) unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(g) Status as Stockholder. Upon each Conversion Date, (i) the shares of Series B-[•] Preferred Stock being converted shall be deemed converted into shares of Common Stock; (ii) the holders of such converted shares shall assume the rights, privileges, and obligations of a holder of Common Stock of the Corporation; and (iii) the holder’s rights as a holder of such Converted Shares of Series B-[•] Preferred Stock shall cease and terminate, excepting only the right to receive certificates (or book-entry statements) or otherwise electronic delivery for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B-[•] Preferred Stock.

7.5 Register. The Corporation or the Transfer Agent shall maintain a register for the recordation of the names and addresses of the holders of each share of the Series B-[•] Preferred Stock (the “Series B-[•] Preferred Stock Register”). The Corporation may deem and treat the registered holder as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall register the transfer of any shares of Series B-[•] Preferred Stock in the Series B-[•] Preferred Stock Register, upon surrender of the certificates evidencing such shares to be transferred, duly endorsed by the holder thereof, to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B- [•] Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder, in each case, within three (3) Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all holders from time to time and shall be enforceable by any such holder.

SECTION 8. REDEMPTION

8.1 Redemption and Redemption Price. At any time after the fifth anniversary of the Original Issue Date any holder of the shares of Series B-[•] Preferred Stock may, at its option, require the Corporation to redeem the Series B-[•] Preferred Stock, in whole or in part, owned by such holder at the Redemption Price (as defined below); provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series B-[•] Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price per share of the Series B-[•] Preferred Stock shall be an amount per share equal to the greater of (i) the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date and (ii) the number of shares of Common Stock issuable pursuant to the Conversion Ratio multiplied by the average of the Closing Sale Price of the Common Stock for the five (5) Business Days immediately prior to the date of the Redemption Notice (defined below) plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price must be paid in cash.

8.2 Redemption Notice. A holder of Series B-[•] Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series B-[•] Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which a holder of Series B-[•] Preferred Stock desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by a holder of Series B-[•] Preferred Stock to the Corporation in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state the total number of shares required by the holder of Series B-[•] Preferred Stock to be redeemed and the Redemption Date. Promptly following receipt of a Redemption Notice given by a holder of Series B-[•] Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series B-[•] Preferred Stock required to be redeemed.

8.3 Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series B-[•] Preferred Stock required by the holder thereof to be redeemed shall be payable to the holder(s) of the Series B-[•] Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series B-[•] Preferred Stock required by the holder thereof to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the notice of the Corporation described in Section 8.2 above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

8.4 Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in Section 8.5 below, then notwithstanding that the certificates evidencing any of the shares of Series B-[•] Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

8.5 Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series B-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares of Series B- [•] Preferred Stock to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares of Series B-[•] Preferred Stock shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares of Series B-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

SECTION 9. ANTI-DILUTION ADJUSTMENTS.

9.1 Stock Dividends, Splits, Etc. If the Corporation declares or pays a dividend or distribution on the outstanding shares of Common Stock or securities convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) then the Conversion Ratio shall be increased by the total shares of Common Stock issued (or issuable in the case of Convertible Securities) that would have been issued to a holder of the number of shares of Common Stock equal to the Conversion Ratio immediately prior to such dividend or distribution. If the Corporation subdivides the Common Stock by reclassification or otherwise into a greater number of shares, then the Conversion Ratio shall be proportionately increased, provided the Original Issue Price shall remain the same. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Conversion Ratio shall be proportionately decreased, provided the Original Issue Price shall remain the same.

9.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Corporation securities of a different class and/or series, then from and after the consummation of such event, a share of Series B-[•] Preferred Stock shall be convertible into the number, class and series of Corporation securities that a holder of the number of shares of Common Stock equal to the Conversion Ratio immediately prior to such reclassification, exchange, combination or substitution would have received, provided the Original Issue Price shall remain the same, subject to further adjustment thereafter from time to time in accordance with the provisions hereof. The provisions of this Section 9.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

9.3 Adjustment for Issuance of Applicable Shares. If the Corporation shall issue or sell any shares of Common Stock (other than shares included in the Excluded Issuances, as defined below) (“Applicable Shares”), or options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per share initially deliverable upon issuance, conversion or exchange of such securities less than the then applicable Conversion Price, then effective immediately upon such issuance or sale, the Conversion Ratio shall be increased, and shall not be reduced, in accordance with the following formula:

CR1 = CR0 x [(OS + D) / (OS + PS)]

CR1	=	the new Conversion Ratio
CR0	=	the then applicable Conversion Ratio
OS	=	the number of shares of Common Stock outstanding immediately prior to the issuance of such securities
D	=	the maximum number of shares of Common Stock deliverable upon issuance of such securities
PS	=	the aggregate number of shares of Common Stock which the aggregate amount of consideration received by the Corporation upon such issuance or sale would have purchased at the Conversion Price

9.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the Conversion Ratio in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the exercise of warrants or conversion of preferred stock issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the date of this Certificate of Designation without alteration; (3) pursuant to agreements in effect as of date of this Certificate of Designation (provided that such agreements are not amended, amended and restated, modified or supplemented after the date of this Certificate of Designation to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Certificate of Designation (or any securities issued or issuable hereunder)); (4) the issuance of Common Stock (or options or other similar instruments convertible into Common Stock) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; and (5) the issuance of Common Stock pursuant to any registered offering of Common Stock or a private placement of Common Stock in accordance with the exemptions provided under Section 4(a)(2) of the Securities Act, each as principally for bona fide equity financing purposes; provided, however, that clause (5) of the definition of Excluded Issuance shall only be an Excluded Issuance for the purposes of Section 6.3(c) of this Certificate of Designation (and, for the avoidance of doubt, not an “Excluded Issuance” for any other purposes (including, without limitation, any anti-dilution adjustments in this Certificate of Designation)).

9.5 Expiration of Securities. Expiration of Securities. Upon the expiration or termination of any unexercised options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Ratio, the Conversion Ratio shall be readjusted to such Conversion Ratio as would have been in effect had such options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

9.6 Pre-emptive Rights.

(a) If the Corporation proposes to offer or sell any New Securities (as defined below), the Corporation shall first offer such New Securities to the holders of the Series B-[•] Preferred Stock. The holder shall be entitled to participate in the such offering of New Securities (the “Offering”) on a pro rata basis, determined by dividing (i) the number of shares of Series B-[•] Preferred Stock, on as converted basis, held by the holder, by the (ii) total number of shares of Common Stock issued and outstanding at the time of such offering plus the number of shares of Series B Preferred Stock outstanding, on an as converted basis. The Corporation shall give notice (the “Offer Notice”) to the Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities, provided that if the New Securities are to be sold in an underwritten public offering, the price with respect to such New Securities shall be such public offering price that the Corporation anticipates in such offering, as determined by the Corporation in good faith at the time of the Offer Notice. The holder may elect by written notice delivered to the Corporation within two (2) Business Days, or, in the case of a registered offering, one (1) Business Day, of the date the Offer Notice is given to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that shares of Common Stock then held by the holder (including all shares of Common Stock represented by Preferred Stock or other Convertible Securities) bears to the total number of shares of Common Stock of the Corporation then outstanding; provided that, if such holder elects to participate in the Offering pursuant to this Section 9.6, upon the request of the holder, the Corporation shall be required to extend the closing for the holder’s purchase of New Securities in the Offering to a date selected by such holder, which date shall be no later than the date that is ten (10) Business Days following the closing of the Offering.

(b) For the purposes of Section 9.6(a), “New Securities” shall mean any Securities other than (i) Common Stock or Convertible Securities to give effect to the transactions contemplated under the Securities Purchase Agreement and Credit Agreement; (ii) Common Stock, Convertible Securities, or Common Stock issuable upon exercise of options or restricted stock under the Corporation’s equity plans; (iii) Common Stock upon the conversion, exchange or exercise of any Convertible Securities; (iv) Common Stock issuable upon stock dividend or distribution, stock split, share subdivision, recapitalization, reclassification or similar transaction affecting the holders of Common Stock on a pro rata basis or (v) Common Stock issuable pursuant to the adjustments provided in Section 9 hereof and similar provisions contained in equity issued pursuant to the Securities Purchase Agreement and Credit Agreement.

9.7 Certain Events. If any event of the type contemplated by the provisions of this Section 9.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment to the Conversion Ratio so as to protect the rights of the holders of the Series B-[•] Preferred Stock in a manner consistent with the provisions of this Section 9.7; provided, that no such adjustment pursuant to this Section 9.7 shall decrease the Conversion Ratio or decrease the Original Issue Price.

9.8 Calculations. All calculations under this Section 9.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

9.9 Notice of Adjustments. Whenever the Conversion Ratio is adjusted as provided under this Section 9.9, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware), provide a written notice to the holders of the Series B-[•] Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Ratio was determined and setting forth the adjusted applicable Conversion Ratio.

SECTION 10. NO RE-ISSUANCE OF PREFERRED STOCK. No shares of Series B-[•] Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

SECTION 11. AMENDMENT, SUPPLEMENT AND WAIVER. Without the consent of a majority of holders of the Series B-[•] Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series B-[•] Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

SECTION 12. LOST OR MUTILATED SERIES B-[•] PREFERRED STOCK CERTIFICATE. If a holder’s Series B-[•] Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B-[•] Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures as the Corporation may prescribe.

SECTION 13. NO IMPAIRMENT. The Corporation will not, by amendment of its Restated Certificate or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders against impairment.

SECTION 14. SEVERABILITY. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

SECTION 15. DISPUTE RESOLUTION.

15.1 Submission to Dispute Resolution. In the case of a dispute relating to a Closing Sale Price, Conversion Ratio, Original Issue Price, Redemption Price, Buy-In and fair market value or any other computation required to be made hereunder (each of the foregoing a “Disputed Calculation” and together the “Disputed Calculations”) or the arithmetic calculation of any of the foregoing (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving rise to such dispute. If the Disputing Party and the Responding Party are unable to promptly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent, reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the Final Selection Deadline.

15.2 The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures set forth in Section 15.1 (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of Section 15.1 and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the claims raised in the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

15.3 The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to Section 15.1 to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

15.4 Notwithstanding anything to the contrary set forth in this Section 15, nothing in this Section 15 shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 15 or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 15 by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline..

SECTION 16. CORPORATE OPPORTUNITIES. Notwithstanding anything contained herein or in any other Transaction Documents (as defined in the Securities Purchase Agreement), each of the holders of Investor Preferred Stock, any of their respective Affiliates and any of its or their respective directors, officers, employees and consultants, including any director appointed to the Board pursuant to Section 6.2(a) (collectively, the “Investor Related Parties”), may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage, including those competitive with the business of the Corporation, or other transactions in which the Corporation, its subsidiaries, any member of the Board or any other shareholder of the Corporation may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person (“Investor Transactions”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, such Investor Related Party expressly and solely in such Investor Related Party’s capacity as a director of the Corporation, in each case without any prior Corporation, Board or stockholder notification or approval; provided, that if the Corporation, to the Investor Related Party’s knowledge, is considering the same Investor Transaction, the Investor Related Party will promptly notify the Corporation of its interest in such Investor Transaction and cause each member of the Board that is an Investor Related Party to recuse himself from all Board discussions and activities relating to such Investor Transaction. Without limiting the generality of the foregoing, the Corporation agrees and acknowledges that Investor Related Parties and their respective Affiliates may have both passive and non-passive interests in Persons deemed competitors of the Corporation, and that the provisions of the immediately preceding sentence shall be applicable to such competitors, their respective Affiliates and any of their respective directors, officers and employees in respect thereof. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 16.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated:	June [•], 20[•]
EOS ENERGY ENTERPRISES, INC.
a Delaware corporation
By:
Name:	[•]
Title:	Secretary

FORM OF PREFERRED STOCK CERTIFICATE

SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE

PB-_________	*______* Shares
Series B-[•] Preferred Stock

EOS ENERGY ENTERPRISES, INC.
A Delaware Corporation

THIS CERTIFIES THAT *______* is the record holder of *______* shares of Series B-[•] Non-Voting Convertible Preferred Stock of Eos Energy Enterprises, Inc. transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, the Certificate of Designation of Series B-[•] Non-Voting Convertible Preferred Stock, and the Bylaws of the Corporation, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of the Certificate of Incorporation, the Certificate of Designation of Series B-[•] Non-Voting Convertible Preferred Stock, and the Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this______ day of ______________, 20___.

Michael Silberman, Secretary	Joseph Mastrangelo, Chief Executive Officer

FOR VALUE RECEIVED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
(Signature)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 21, 2024 BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B-[•] PREFERRED STOCK)

The undersigned holder hereby irrevocably elects to convert the number of shares of Series B-[•] Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Eos Energy Enterprises, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B-[•] Convertible Preferred Stock (the “Restated Certificate”) filed by the Corporation with the Secretary of State of the State of Delaware on______, 20__.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned holder (together with such holder’s Affiliates, and any other person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the holder is a member (the foregoing, “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series B-[•] Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B-[•] Preferred Stock beneficially owned by such holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 7.3 of the Restated Certificate, is            %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

Conversion calculations:

Date to Effect Conversion: ___________________________________________________________________
Number of shares of Series B-[•] Preferred Stock owned prior to Conversion: _______________________
Number of shares of Series B-[•] Preferred Stock to be Converted: __________________________
Number of shares of Common Stock to be Issued: ________________________________
For Physical Certificate Delivery of Series B-[•] Preferred Stock or Common Stock:
Address for Delivery of Physical Certificates of Series B-[•] Preferred Stock Reflecting Post Conversion Series B-[•] Preferred Stock (if any):
Address for Delivery of Physical Certificates of Common Stock:
_________________________________________________________________
or

For Book Entry Delivery:

Address for Physical Delivery of Book Entry Statements for Common Stock:
_________________________________________________________________

E-mail Address for Electronic Delivery of Book Entry Statements for Common Stock:
_________________________________________________________________
or

For DWAC Delivery:

DWAC Instructions: _________________________________________________________________

Broker no.: _________________________________________________________________

Account no.: _________________________________________________________________

EXHIBIT C

FORM OF WARRANT

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 21, 2024 BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

FORM OF WARRANT TO PURCHASE COMMON STOCK

Company:	EOS Energy Enterprises, Inc., a Delaware corporation

Number of Shares:	[•] shares

Type/Series of Stock:	Common Stock of the Company (the “Common Stock”)

Warrant Price:	$0.01 per share

Issue Date:	[•]

Expiration Date:	[•]

Purchase & Credit Agreement:

This Warrant to Purchase Common Stock (“Warrant”) is issued pursuant to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of June 21, 2024 among CCM Denali Equity Holdings, LP (“Cerberus”) and the Company. This Warrant is issued in connection with the transactions contemplated by that certain Credit and Guaranty Agreement, dated as of June 21, 2024, among the Company, as the borrower, the guarantors party thereto, CCM Denali Debt Holdings, LP and various lenders party thereto and CCM Denali Debt Holdings, LP, as administrative and collateral agent (the “Credit Facility”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Cerberus (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the above-stated number of fully paid and non-assessable shares (the “Shares”) of the above- stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 3 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Capitalized terms used in this Warrant shall have the meanings set forth in the Securities Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 4.17 below.

SECTION 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time through the above-stated expiration date (the “Expiration Date”) exercise this Warrant, in whole or in part, by (i) delivering to the Company the duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 (a “Notice of Exercise”) (such date of delivery of the Notice of Exercise, the “Exercise Date”) and (ii) unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.3, payment of the aggregate above-stated warrant price (the “Warrant Price”) (by cash, check or wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company) for the Shares being purchased.

1.2 Company’s Failure to Timely Deliver Securities. If the Company, for any reason or for no reason, on or prior to the Share Delivery Date (as defined below):

(a) if the Company’s transfer agent (the “Transfer Agent”) is not participating in The Depositary Trust Company’s (“DTC”) Fast Automated Transfer Program (“FAST”), the Company is not then required to have a Registration Statement (as defined below) available for the resale of Shares pursuant to the terms of the Securities Purchase Agreement and the Company is otherwise unable to deliver (or to cause the Transfer Agent to deliver) the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, shall fail to issue and deliver (or to cause the Transfer Agent to deliver) to the Holder (or its designee) a certificate (which may be an electronic book entry statement) for the number of Shares to which the Holder is entitled and register such Shares on the Company’s share register;

(b) if the Transfer Agent is participating in FAST and the Company is not otherwise prohibited from delivering the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, shall fail to credit (or to cause the Transfer Agent to credit) the balance account of the Holder (or its designee) with DTC for such number of Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant; or

(c) if a registration statement meeting the requirements set forth in Annex A of the Securities Purchase Agreement and covering the resale (as provided for in Annex A of the Securities Purchase Agreement) of the Shares by the Holder (a “Registration Statement”) that are the subject of the Notice of Exercise (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and a Registration Statement is then required to be available pursuant to the terms of Annex A of the Securities Purchase Agreement, shall fail to promptly, but in no event later than as required pursuant to Annex A of the Securities Purchase Agreement, so notify the Holder and deliver (or cause the Transfer Agent to deliver) the Shares electronically without any restrictive legend by crediting such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in this clause (b) is herein referred as a “Notice Failure”; and each of the events described in the foregoing clause (a) and this clause (b) is herein referred to as a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and for so long as such Delivery Failure is continuing an amount equal to 2.0% of the product of (A) the sum of the number of Shares not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Notice of Exercise with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including, for the avoidance of doubt, as to the Shares that were the subject of such voided Notice of Exercise); provided, however, that the voiding of a Notice of Exercise shall not affect the Company’s obligations to make any payments which have accrued up to but excluding the date of such notice of voiding pursuant to this Section 1.2 or otherwise.

(d) In addition to the foregoing, if on or prior to the Share Delivery Date either (I) (a) the Transfer Agent is not participating in FAST and the Company is not then required to have a Registration Statement available for the resale of Shares pursuant to the terms of Annex A of the Securities Purchase Agreement, and the Company shall fail to issue and deliver (or to cause the Transfer Agent to deliver) to the Holder (or its designee) a certificate (or electronic book entry statement) and register such Shares on the Company’s share register, or, (b) if the Transfer Agent is participating in FAST or the Company is then required to have a Registration Statement available for the resale of Shares pursuant to the terms of Annex A of the Securities Purchase Agreement, the Company shall fail (or shall fail to cause to the Transfer Agent) to credit the balance account of the Holder (or its designee) with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Date the Holder acquires (in an open market transaction, stock loan or otherwise) shares of the Common Stock corresponding to all or any portion of the number of Shares issuable upon such exercise (i.e., equivalent to the Shares in respect of which an exercise has been made) that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable, then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after the Holder’s request and in the Holder’s discretion, either

(i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of the Common stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or certificates (which may be an electronic book entry statement or statements) representing such Shares or credit the balance account of such Holder (or its designee)with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder and to issue such Shares (as the case may be) shall terminate, or

(ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates (which may be an electronic book entry statement or statements) representing such Shares or credit the balance account of such Holder (or its designee) with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Notice of Exercise and ending on the date of such issuance and payment under this clause (ii).

Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Shares (or to electronically deliver such Shares) upon the exercise of this Warrant as required pursuant to the terms hereof. In addition to the foregoing rights, (I) if the Company fails to deliver the applicable number of Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including the Shares that were the subject of such rescinded exercise); provided, however that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1.2 or otherwise, and (II) if a Registration Statement covering the resale of the Shares that are subject to a Notice of Exercise is not available, but is then required to be available pursuant to Annex A of the Securities Purchase Agreement for the resale of such Shares, and the Holder has submitted a Notice of Exercise prior to receiving notice of the non-availability of such Registration Statement and the Company has not already delivered the Shares underlying such Notice of Exercise electronically without any restrictive legend by crediting such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Notice of Exercise in whole or in part and retain and/or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including the Shares that were the subject of such rescinded exercise); provided, however, that the rescission of a Notice of Exercise shall not affect the Company’s obligation to make any payments that have accrued up to but excluding the date of such notice pursuant to this Section 1.2 or otherwise, and/or (y) switch some or all of such Notice of Exercise from a cash exercise to a Cashless Exercise.

1.3 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder shall have the right to elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised (“Cashless Exercise”). Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X	=	(Y(A-B))/A

where:

X	=	the number of Shares to be issued to the Holder;
Y	=	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);
A	=	the fair market value (as determined pursuant to Section 1.4 below) of one Share; and
B	=	the Warrant Price.

If the Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the above-stated Issue Date (the “Issue Date”), it is intended that the Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement and Credit Facility.

1.4 Fair Market Value.

(a) If the Common Stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of a Share shall be the lesser of (i) the closing price or last sale price of a share of Common Stock reported for the Business Day immediately before the date on which Holder delivers its Notice of Exercise to the Company or (ii) the average closing price or last sale price of the Common Stock reported for the five (5) Business Days immediately before the date on which Holder delivers its Notice of Exercise to the Company (or, if the Shares have not been actively trading during the five (5) business days prior to the applicable date of determination, the last sale price of the Common Stock for the Business Day immediately prior to the applicable date of determination).

(b) If the fair market value cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the fair market value of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder.

(c) In the case of any dispute as to the determination of fair market value as determined in accordance with this Section 1.4, any closing price or sales price of the Shares, the arithmetic calculation of the Warrant Price or the number of Shares for which this Warrant is exercisable, or any other computation required to be made hereunder (each a “Disputed Calculation”), the Company or the holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving risk to such dispute. If the Disputing Party and the Responding Party are unable to properly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Days following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of an independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the selection.

(i) The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures of Section 1.4(c) (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 1.4(c) and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on claims raise in the Required Dispute Documentation that was delivered to such Third-Party Advisor prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such Third-Party Advisor in connection with such dispute (other than the Required Dispute Documentation).

(ii) The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to this Section 1.4(c) to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. Such investment bank’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank shall be borne solely by the Company.

(iii) Notwithstanding anything to the contrary set forth in this Section 1.4(c), nothing in this Section 1.4(c) shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 1.4(c) or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 1.4(c) by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

1.5 Delivery of Shares. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of a Notice of Exercise with respect to less than all of the Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant (for the avoidance of doubt, containing the same terms, rights and conditions, as would be contained in a Warrant issued in compliance with Section 1.7) evidencing the right to purchase the remaining number of Shares underlying the Warrant. Execution and delivery of a Notice of Exercise for all of the then-remaining Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Shares in accordance with the terms hereof.

On or before the first (1st) Trading Day following the date on which the Company has received a Notice of Exercise, the Company shall transmit by electronic mail an acknowledgment of confirmation of receipt of such Notice of Exercise, in the form attached hereto as Appendix 2, to the Holder. On or before the first (1st) Trading Day following the date on which the Company has received such Notice of Exercise (or such earlier date as required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law, rule or regulation for the settlement of a trade of such Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in FAST and the Company is not otherwise prohibited from delivering the Shares electronically without any restrictive legend pursuant to applicable securities laws upon advice of counsel, upon the request of the Holder, credit such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in FAST and the Company is otherwise unable to deliver the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, upon the request of the Holder, issue and deliver (via reputable overnight courier or electronic mail, as applicable) to the address as specified in the Notice of Exercise, a certificate (which may be an electronic book entry statement), registered in the name of the Holder or its designee, for the number of Shares to which the Holder shall be entitled pursuant to such exercise. Upon delivery of a Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Warrant has been exercised, irrespective of the date such Shares are credited to the Holder’s DTC account or the date of delivery of the certificates (or electronic book entry statements) evidencing such Shares (as the case may be). Notwithstanding that the Holder shall not be required to deliver or submit this Warrant in order effectuate an exercise, if the original of this Warrant is submitted in connection with an exercise pursuant to this Section 1 and the number of Shares represented by this Warrant is greater than the number of Shares being acquired upon such exercise and submission of this Warrant to the Company by the Holder, then, the Company shall as soon as practicable and in no event later than two (2) Business Days after such exercise and submission and at the Company’s own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 1.7) representing the right to purchase a number of Shares equal to (i) the number of Shares purchasable pursuant to this Warrant immediately prior to such exercise under this Warrant, less (ii) the number of Shares with respect to which this Warrant is so exercised. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Shares upon exercise of this Warrant. The Company’s failure to deliver Shares to the Holder on or prior to the later of (i) one (1) Trading Day after receipt of the applicable Notice of Exercise (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade of such Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the aggregate Warrant Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Date”) shall be a breach of this Warrant. From the Issue Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

1.6 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount in accordance with Section 1.7 below.

1.7 Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant (whether to the Holder or a transferee thereof), such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 1.6 or Section 4.5, the Shares underlying this Warrant designated by the Holder which, when added to the number of Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issue Date, and (iv) shall have the same terms, rights and conditions as this Warrant.

1.8 Reservation of Shares.

(a) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock that is not less than 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under all of the Warrants (the “SPA Warrants”) then outstanding or issuable pursuant to the Securities Purchase Agreement and the Credit Facility (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided, however, that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1.8 be reduced other than proportionally to the number of Shares delivered in connection with any exercise of the SPA Warrants or such other event covered by Section 3.

(b) Insufficient Authorized Shares. If, notwithstanding Section 1.8(a), and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock such that the Company shall have sufficient authorized shares of Common Stock in order to enable the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors (the “Board”) to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if at any such time of an Authorized Share Failure, the Company is able to obtain the written consent of two-thirds of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock in order to enable the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the Commission an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common

Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Notice of Exercise with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1.8(b); plus (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Price payment amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1.8(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement. An Authorized Share Failure which remains uncured for more than thirty (30) consecutive Trading Days shall be an “Event of Default” under the Credit Facility.

1.9 Voting in Director Elections. At all times when the holders of preferred stock issued pursuant to the Securities Purchase Agreement have a right to appoint at least one (1) director, Holder agrees not to vote any shares of Common Stock it receives upon exercise of this Warrant in any election of directors.

SECTION 2. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

2.1 Purchase Rights. In addition to any adjustments pursuant to Section 3 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Beneficial Ownership Cap (as defined below)) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties (as defined below) exceeding the Beneficial Ownership Cap, then the Holder shall not be entitled to participate in such Purchase Right to the extent of such excess of the Beneficial Ownership Cap (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Beneficial Ownership Cap, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

2.2 Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 2.2 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Warrant Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 2.1, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 2 hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 2.2 to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 2.1, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant) (the “Corporate Event Consideration”). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

2.3 Acceleration Redemption. Notwithstanding the foregoing and the provisions of Section 2.2 above, at the request of the Holder delivered at any time after the occurrence of an acceleration under the Credit Facility, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Closing Sale Price on the date of such request less the Warrant Price.

2.4 Equity Issuance Limit. Notwithstanding anything to the contrary herein, the Company shall not issue to any Holder, and no Holder may acquire, a number of shares of Common Stock upon any exercise of this Warrant to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Securities and Exchange Commission (including shares held by any “group” of which such Holder is a member, but excluding shares beneficially owned by virtue of the ownership of any securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) (collectively, the “Attribution Parties”) (i) prior to the receipt of the Requisite Stockholder Approval (as defined in the Credit Facility), would exceed 19.99% of the total number of shares of Common Stock then issued and outstanding as of the Initial Funding Date and (ii) and following receipt of the Requisite Stockholder Approval, would exceed 49.9% of the number of shares of Common Stock then issued and outstanding (such percentage limits on the shares of Common Stock pursuant to (i) and (ii), the “Beneficial Ownership Cap”); provided, however, that the Beneficial Ownership Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. Notwithstanding the foregoing, by written notice to the Company, upon receipt of the Requisite Stockholder Approval, any Holder may amend the Beneficial Ownership Cap percentage with respect to such Holder to any percentage that is lower than or equal to 49.9%. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by any Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of a Holder, the Company shall, within two (2) trading days, confirm orally and in writing (which may be by e-mail) to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Preferred Stock (as defined in the Securities Purchase Agreement) and SPA Warrants, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder.

SECTION 3. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

3.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in Common Stock or other securities or property (including in the form of cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property (including cash) which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased, provided the aggregate Warrant Price for the Shares shall remain the same. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased, provided the aggregate Warrant Price for the Shares shall remain the same.

3.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, provided the aggregate Warrant Price of the Shares shall remain the same and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

3.3 Adjustment for Issuance of Applicable Shares.

(a) Subject to the requirements of Section 3.3(b) below, if the Company shall issue or sell any Shares (other than shares included in the Excluded Issuances, as defined below) (the “Applicable Shares”), Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per Share initially deliverable upon issuance, conversion or exchange of such securities less than the quotient of (x) the product of (i) the fair market value (as calculated in accordance with Section 1.4) of the Common Stock on the Issue Date (as proportionately adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock) (the “Original Price”) multiplied by (ii) the number Shares originally issuable upon exercise of this Warrant on the Issue Date (as adjusted to account for any transfers or exercises of this Warrant and as proportionately adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock) divided by (y) the number of Shares then issuable upon exercise of this Warrant (the “Original Issue Price Per Share”), then, effective immediately upon such issuance or sale, the number of Shares issuable upon exercise of this Warrant immediately prior to any such issuance or sale shall be increased (such number of additional Shares, the “Anti-dilution Shares”), and shall not be reduced, in accordance with the following formula:

S1 = S x [(OS + D) / (OS + PS)]

S1	=	new number of Shares issuable upon exercise of this Warrant
S	=	then applicable number of Shares issuable upon exercise of this Warrant immediately prior to the issuance or sale
OS	=	the number of Shares outstanding immediately prior to the issuance of such securities
D	=	the maximum number of Shares deliverable upon issuance of such securities
PS	=	the aggregate number of Shares which the aggregate amount of consideration received by the Company upon such issuance or sale would have purchased at the Original Issue Price Per Share.

(b) Prior to the receipt of the Requisite Stockholder Approval, the number of shares issuable upon exercise of this Warrant shall not be increased by Anti-dilution Shares in connection with any issuance or sale, however, provided, that the aggregate number of shares of Common Stock equal to the Series A-1 Liquidation Value (as defined in the Certificate of Designations for the Series A-1 Preferred Stock) of all of the outstanding shares of Series A-1 Preferred Stock shall be increased by the number of Anti-Dilution Shares that would otherwise be required to be added to the number of Shares issuable upon exercise of this Warrant by this Section 3.3 in connection with such issuance or sale.

(c) Upon the expiration or termination of any unexercised Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the number of shares issuable upon exercise of this Warrant, the number of shares issuable under this Warrant shall be readjusted to such number of shares as would have been issuable had such Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

3.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the number of Shares issuable in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Company’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the conversion of preferred stock issued pursuant to the Credit Agreement or Securities Purchase Agreement or the exercise of this Warrant or any of the other SPA Warrants; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the Initial Closing Date (as defined in the Credit Facility); (3) pursuant to agreements in effect as of the Initial Closing Date (provided that such agreements are not amended after the Initial Closing Date to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Warrant); and (4) pursuant to the Company’s management, directors or other service providers as part of compensation and incentive programs approved by the Board.

3.5 Certain Events. If any event of the type contemplated by the provisions of this Section 3.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features that is not an Excluded Issuance) occurs, then the Board shall make an appropriate adjustment in the number of the Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 3; provided, that no such adjustment pursuant to this Section 3.5 shall increase the Warrant Price or decrease the number of the Shares issuable hereunder.

3.6 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (a) the fair market value (as determined in accordance with Section 1.4 above) of a full Share, less (b) the then-effective Warrant Price.

3.7 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Executive Officer or Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 4. MISCELLANEOUS.

4.1 (a) Term and Automatic Conversion Upon Expiration. Subject to the provisions of Section 2.2 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 5:00 P.M. Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.4 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.3 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder (and if the Company’s shares are uncertificated, the Company shall deliver reasonably satisfactory evidence to the Holder signifying the valid issuance of such uncertificated shares) in accordance with Section 1.5 above.

4.2 Legends. The Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE COMMON STOCK ISSUED BY THE ISSUER TO CCM DENALI EQUITY HOLDINGS, LP DATED        , MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any Affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act, provided that, Holder represents that it has complied with Rule 144 in reasonable detail, the selling broker represents that it has complied with Rule 144, and the Company is provided with a copy of Holder’s proposed notice of sale.

4.4 No Impairment; Further Assurances. The Company will not, by amendment of its certificate of incorporation or bylaws, each as in effect as of the Issue Date, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by Holder in order to protect the exercise privilege of Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company (i) will not increase the par value of any Shares above the Warrant Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon the exercise of this Warrant.

4.5 Transfer Procedure. Subject to the provisions of Section 4.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall make to the Company each of the representations and warranties set forth in Section 3.2 of the Securities Purchase Agreement and agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

4.6 Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

4.7 Taxes. The Company will pay all taxes (other than taxes based upon income) and other lock-up governmental charges that may be imposed with respect to the issuance or delivery of the Shares, other than any tax or other charge imposed in connection with any transfer involved in the issue and delivery of the Shares in a name other than that of the Holder.

4.8 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first (1st) Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 4.8. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

CCM DENALI EQUITY HOLDINGS, LP

c/o Cerberus Capital Management, L.P.

875 Third Avenue, 10th Floor

New York, NY 10022

Attn: [xxx]

Phone: [xxx]

Email: [xxx]

Attn: [xxx]

Email: [xxx]

With a copy (which shall not constitute notice) to:

COOLEY LLP

3 Embarcadero Center

20th Floor

San Francisco, CA 94111-4004

Attn: Matthew Bartus and David Peinsipp

Email: mbartus@cooley.com; dpeinsipp@cooley.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

EOS ENERGY ENTERPRISES, INC.

3920 Park Avenue

Edison, New Jersey 08820

Attention: [xxx]

Email: [xxx]

CC: [xxx]

Email: [xxx]

With a copy (which shall not constitute notice) to:

HAYNES AND BOONE LLP

30 Rockefeller Plaza

26th Floor

Attention: Alexander Grishman; Gilbert Porter; Matthew Fry

Email: alexander.grishman@haynesboone.com; gilbert.porter@haynesboone.com; matt.fry@haynesboone.com

Telephone: (212) 918-8965; (212) 659-4965; (214) 651-5443

4.9 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.10 Attorneys’ Fees. Subject to the provisions of Section 1.4(c), in the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

4.11 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

4.12 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any other than the laws of the State of New York.

4.13 Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

4.14 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

4.15 Registration of Warrants. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

4.16 Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon ten (10) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

4.17 Certain Definitions.

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Attribution Parties” shall have the meaning set forth in Section 2.4.

(c) “Beneficial Ownership Cap” shall have the meaning set forth in Section 2.4.

(d) “Bloomberg” means Bloomberg, L.P.

(e) “Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks in the State of New York are closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the State of New York generally are open for use by customers on such day.

(f) “Buy-In Price” shall have the meaning set forth in Section 1.4(d)(i).

(g) “Cashless Exercise” shall have the meaning set forth in Section 1.3.

(h) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries, (iv) any acquisition of this Warrant or any acquisition by any Holder of this Warrant of additional shares of capital stock of the Company or (v) bona fide arm’s length acquisitions by the Company with one or more third parties as long as holders of the Company’s voting power as of the Issue Date continue after such acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of at least 51% of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such acquisition. For the avoidance of doubt, a Change of Control will not be deemed to have occurred as a result of any preemptive rights issuance pursuant to the terms of the Series B Preferred Stock.

(i) “Closing Sale Price” means, for any security as of any date, (i) the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Quotestream or other similar quotation service provider designated by the Holder, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Quotestream or other similar quotation service provider designated by the Holder, or (iii) if no last trade price is reported for such security by Quotestream or other similar quotation service provider designated by the Holder, the average of the bid and ask prices of any market makers for such security as reported by Quotestream or other similar quotation service provider designated by the Holder. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security (as determined in accordance with Section 1.4), then such dispute shall be resolved in accordance with the procedures in Section 1.4(c). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(j) “Common Stock” means the Company’s common stock, par value $0.0001, and any other class of securities into which such securities may hereafter be reclassified or changed.

(k) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(l) “Credit Facility” means that certain Credit and Guaranty Agreement, dated as of June 21, 2024, among the Company, as the borrower, the guarantors party thereto, CCM Denali Debt Holdings, LP and various lenders party thereto and CCM Denali Debt Holdings, LP, as administrative and collateral agent.

(m) “Delivery Failure” shall have the meaning set forth in Section 1.2(c).

(n) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market, or equivalent national securities exchange.

(o) “Exchange Act” shall have the meaning set forth in Section 1.5.

(p) “Excluded Issuance” shall have the meaning set forth in Section 3.4.

(q) “Exercise Date” shall have the meaning set forth in Section 1.1.

(r) “Expiration Date” shall have the meaning set forth in Section 1.1.

(s) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or any Affiliate of any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction. For the avoidance of doubt, this subsection (i) shall not apply to the Holder or its affiliates.

(t) “Holder” means Cerberus, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof.

(u) “Issue Date” means [•], 2024.

(v) “Notice Failure” shall have the meaning set forth in Section 1.2(c).

(w) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(x) “Original Issue Price Per Share” shall have the meaning set forth in Section 3.3(a).

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(z) “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(aa) “Principal Market” means the principal securities exchange or trading market where such Common Stock is listed or quoted, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

(bb) “Registration Statement” shall have the meaning set forth in Section 1.2(c).

(cc) “Required Reserve Amount” shall have the meaning set forth in Section 1.8(a).

(dd) “Share Delivery Date” shall have the meaning set forth in Section 1.5.

(ee) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 21, 2024 among Cerberus and the Company.

(ff) “SPA Warrants” shall have the meaning set forth in Section 1.8(a).

(gg) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(hh) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ii) “Trading Day” means any day on which the Common Stock is listed or quoted on its Principal Market, provided, however, that if the Common Stock is not then listed or quoted on any Principal Market, then any calendar day.

(jj) “Warrant Register” shall have the meaning set forth in Section 4.15.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”
EOS ENERGY ENTERPRISES, INC.
By:
Name:
Title:

“HOLDER”
CCM DENALI EQUITY HOLDINGS, LP
By:
Name:
Title:

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right purchase _______________shares of the Common Stock of ________________ (the “Company”) in accordance with the attached Warrant To Purchase Common Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[•]	check in the amount of $ ___________ payable to order of the Company enclosed herewith
[•]	Wire transfer of immediately available funds to the Company’s account
[•]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[•]	Other [Describe] ______________________________________________________
2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Securities Purchase Agreement as of the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

APPENDIX 2

ACKNOWLEDGMENT

The Company hereby acknowledges this Notice of Exercise and hereby confirms it will instruct the Transfer Agent to issue __________ number of shares of Common Stock in accordance with the Notice of Exercise and the delivery requirements of Section 1.5 of the Warrant. .

EOS ENERGY ENTERPRISES, INC.
By:
Name:
Title:

EXHIBIT D

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.5(a) of the Agreement, please provide us with the following information:

1.	The exact name that the Preferred Stock are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:	__________________________
2.	The relationship between the Purchaser of the Preferred Stock and the Registered Holder listed in response to Item 1 above:	__________________________
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:	__________________________

4.	The U.S. Tax Identification Number (or, if an individual, the U.S. Social Security Number) of the Registered Holder listed in response to Item 1 above:	__________________________

EXHIBIT E

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of ___________,

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004-1561
Attn: [_______________]

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of [ ], 2024 (the “Agreement”), by and among EOS Energy Enterprises, Inc., a Delaware corporation (the “Company”), and the Purchaser named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the “Shares”) of [Series A- [•] Preferred Stock][Series B-[•] Preferred Stock, par value $0.0001 per share, [which will be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”)].

This letter shall serve as our irrevocable authorization and direction to you to issue the Shares as book-entry restricted shares in the names and denominations specified on Schedule I hereto. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are, therefore, “restricted securities.” Accordingly, the Shares shall bear the following restrictive legend:

THE OFFER AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE TO WHICH THIS CONFIRMATION RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY AND ITS TRANSFER AGENT SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND THE TRANSFER AGENT THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

In addition, for a period of one year following [insert Initial Closing Date], the Shares shall bear the following restrictive legend:

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF [            ] , 2024, BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

This letter shall also serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to issue shares of Common Stock upon conversion, transfer or resale of the Shares.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that either (1) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act, or (2) the Conversion Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within two (2) Trading Days of your receipt of a properly completed and duly executed conversion notice or a notice of transfer of Shares, you shall issue the certificates representing the Conversion Shares registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex I.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,
EOS Energy Enterprises, Inc.
By:
Name:	Joseph Mastrangelo
Title:	[Chief Executive Officer]
Acknowledged and Agreed:

Continental Stock Transfer & Trust Company

By:
Name:
Title:
Date:	_________, 2024

EXHIBIT F

FORM OF SECRETARY’S CERTIFICATE

The undersigned hereby certifies that [•] is the duly elected, qualified and acting Secretary of EOS Energy Enterprises, Inc., a Delaware corporation (the “Company”), and that as such [s/he] is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of [•], 2024, by and among the Company and the Purchaser named therein (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1. Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on [•], 2024 approving the Transaction Documents and the transactions contemplated thereby. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, including the Certificate of Designation, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof

3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4. Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

[•]	Chief Executive Officer

[•]	Chief Financial Officer

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ________ day of _______________ , 2024.

Name:	[•]
Title:	Secretary

I, [•], Chief Executive Officer, hereby certify that [•] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is [his]/[her] true signature.

Name:	[•]
Title:	Chief Executive Officer

EXHIBIT A

Resolutions

EXHIBIT B

Certificate of Incorporation

EXHIBIT C

Bylaws

EXHIBIT G

BRINGDOWN OFFICER’S CERTIFICATE

The undersigned, the duly qualified and appointed [•] of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), does hereby certify, solely in his capacity as an officer of the Company and not in his individual capacity, pursuant to Section 2.5(h) of Securities Purchase Agreement, dated as of [•], 2024, by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), that:

(i) the representations and warranties of the Company in Article 3 of the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date;

(ii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Securities Purchase Agreement at or prior to the date hereof;

(vi) all Securities that may be issued and sold pursuant to the Securities Purchase Agreement have been duly authorized by the Company’s board of directors or a duly authorized committee thereof.

Terms used herein and not defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ______day of ___________, __.

Name:
Title:

EXHIBIT H

FORM OF OFFICER’S CERTIFICATE

The undersigned, the Chief Executive Officer and Chief Financial Officer of EOS Energy Enterprises, Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(h) of the Securities Purchase Agreement, dated as of [•], 2024, by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1. The representations and warranties of the Company contained in Article 3 of the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date.

2. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.

3. The conditions set forth in Section 5.1(f) of the Securities Purchase Agreement have been satisfied.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ______day of ___________, ___.

Name:	[•]
Title:	Chief Executive Officer

Name:	[•]
Title:	Chief Financial Officer

Appendix C

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 21, 2024 BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

FORM OF WARRANT TO PURCHASE COMMON STOCK

Company:	EOS Energy Enterprises, Inc., a Delaware corporation

Number of Shares:	[•] shares

Type/Series of Stock:	Common Stock of the Company (the “Common Stock”)

Warrant Price:	$0.01 per share

Issue Date:	[•]

Expiration Date:	[•]

Purchase & Credit Agreement:

This Warrant to Purchase Common Stock (“Warrant”) is issued pursuant to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of June 21, 2024 among CCM Denali Equity Holdings, LP (“Cerberus”)  and the Company. This Warrant is issued in connection with the transactions contemplated by that certain Credit and Guaranty Agreement, dated as of June 21, 2024, among the Company, as the borrower, the guarantors party thereto, CCM Denali Debt Holdings, LP and various lenders party thereto and CCM Denali Debt Holdings, LP, as administrative and collateral agent (the “Credit Facility”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, Cerberus (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the above-stated number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 3 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Capitalized terms used in this Warrant shall have the meanings set forth in the Securities Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 4.17 below.

SECTION 1.  EXERCISE.

1.1  Method of Exercise. Holder may at any time and from time to time through the above-stated expiration date (the “Expiration Date”) exercise this Warrant, in whole or in part, by (i) delivering to the Company the duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 (a “Notice of Exercise”) (such date of delivery of the Notice of Exercise, the “Exercise Date”) and (ii) unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.3, payment of the aggregate above-stated warrant price (the “Warrant Price”) (by cash, check or wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company) for the Shares being purchased.

1.2   Company’s Failure to Timely Deliver Securities. If the Company, for any reason or for no reason, on or prior to the Share Delivery Date (as defined below):

(a) if the Company’s transfer agent (the “Transfer Agent”) is not participating in The Depositary Trust Company’s (“DTC”) Fast Automated Transfer Program (“FAST”), the Company is not then required to have a Registration Statement (as defined below) available for the resale of Shares pursuant to the terms of the Securities Purchase Agreement and the Company is otherwise unable to deliver (or to cause the Transfer Agent to deliver) the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, shall fail to issue and deliver (or to cause the Transfer Agent to deliver) to the Holder (or its designee) a certificate (which may be an electronic book entry statement) for the number of Shares to which the Holder is entitled and register such Shares on the Company’s share register;

(b) if the Transfer Agent is participating in FAST and the Company is not otherwise prohibited from delivering the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, shall fail to credit (or to cause the Transfer Agent to credit) the balance account of the Holder (or its designee) with DTC for such number of Shares to which the Holder is entitled upon the Holder’s exercise of this Warrant; or

(c) if a registration statement meeting the requirements set forth in Annex A of the Securities Purchase Agreement and covering the resale (as provided for in Annex A of the Securities Purchase Agreement) of the Shares by the Holder (a “Registration Statement”) that are the subject of the Notice of Exercise (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares and a Registration Statement is then required to be available pursuant to the terms of Annex A of the Securities Purchase Agreement, shall fail to promptly, but in no event later than as required pursuant to Annex A of the Securities Purchase Agreement, so notify the Holder and deliver (or cause the Transfer Agent to deliver) the Shares electronically without any restrictive legend by crediting such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in this clause (b) is herein referred as a “Notice Failure”; and each of the events described in the foregoing clause (a) and this clause (b) is herein referred to as a “Delivery Failure”), then, in addition to all other remedies available to the Holder, (X) the Company shall pay in cash to the Holder on each day after the Share Delivery Date and for so long as such Delivery Failure is continuing an amount equal to 2.0% of the product of (A) the sum of the number of Shares not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by the Holder in writing as in effect at any time during the period beginning on the applicable Exercise Date and ending on the applicable Share Delivery Date, and (Y) the Holder, upon written notice to the Company, may void its Notice of Exercise with respect to, and retain or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including, for the avoidance of doubt, as to the Shares that were the subject of such voided Notice of Exercise); provided, however, that the voiding of a Notice of Exercise shall not affect the Company’s obligations to make any payments which have accrued up to but excluding the date of such notice of voiding pursuant to this Section 1.2 or otherwise.

(d) In addition to the foregoing, if on or prior to the Share Delivery Date either (I) (a) the Transfer Agent is not participating in FAST and the Company is not then required to have a Registration Statement available for the resale of Shares pursuant to the terms of Annex A of the Securities Purchase Agreement, and the Company shall fail to issue and deliver (or to cause the Transfer Agent to deliver) to the Holder (or its designee) a certificate (or electronic book entry statement) and register such Shares on the Company’s share register, or, (b) if the Transfer Agent is participating in FAST or the Company is then required to have a Registration Statement available for the resale of Shares pursuant to the terms of Annex A of the Securities Purchase Agreement, the Company shall fail (or shall fail to cause to the Transfer Agent) to credit the balance account of the Holder (or its designee) with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder or pursuant to the Company’s obligation pursuant to clause (ii) below or (II) a Notice Failure occurs, and if on or after such Share Delivery Date the Holder acquires (in an open market transaction, stock loan or otherwise) shares of the Common Stock corresponding to all or any portion of the number of Shares issuable upon such exercise (i.e., equivalent to the Shares in respect of which an exercise has been made) that the Holder is entitled to receive from the Company and has not received from the Company in connection with such Delivery Failure or Notice Failure, as applicable, then, in addition to all other remedies available to the Holder, the Company shall, within two (2) Business Days after the Holder’s request and in the Holder’s discretion, either

(i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses, if any) for the shares of the Common stock so acquired (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or certificates (which may be an electronic book entry statement or statements) representing such Shares or credit the balance account of such Holder (or its designee)with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder and to issue such Shares (as the case may be) shall terminate, or

(ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates (which may be an electronic book entry statement or statements) representing such Shares or credit the balance account of such Holder (or its designee) with DTC for the number of Shares to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Shares multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Notice of Exercise and ending on the date of such issuance and payment under this clause (ii).

Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing the Shares (or to electronically deliver such Shares) upon the exercise of this Warrant as required pursuant to the terms hereof. In addition to the foregoing rights, (I) if the Company fails to deliver the applicable number of Shares upon an exercise pursuant to Section 1 by the applicable Share Delivery Date, then the Holder shall have the right to rescind such exercise in whole or in part and retain and/or have the Company return, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including the Shares that were the subject of such rescinded exercise); provided, however that the rescission of an exercise shall not affect the Company’s obligation to make any payments that have accrued prior to the date of such notice pursuant to this Section 1.2 or otherwise, and (II) if a Registration Statement covering the resale of the Shares that are subject to a Notice of Exercise is not available, but is then required to be available pursuant to Annex A of the Securities Purchase Agreement for the resale of such Shares, and the Holder has submitted a Notice of Exercise prior to receiving notice of the non-availability of such Registration Statement and the Company has not already delivered the Shares underlying such Notice of Exercise electronically without any restrictive legend by crediting such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit / Withdrawal At Custodian system, the Holder shall have the option, by delivery of notice to the Company, to (x) rescind such Notice of Exercise in whole or in part and retain and/or have returned, as the case may be, any portion of this Warrant that has not been exercised pursuant to such Notice of Exercise (including the Shares that were the subject of such rescinded exercise); provided, however, that the rescission of a Notice of Exercise shall not affect the Company’s obligation to make any payments that have accrued up to but excluding the date of such notice pursuant to this Section 1.2 or otherwise, and/or (y) switch some or all of such Notice of Exercise from a cash exercise to a Cashless Exercise.

1.3   Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder shall have the right to elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised (“Cashless Exercise”). Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X =	(Y(A-B))/A
where:
X =	the number of Shares to be issued to the Holder;
Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);
A =	the fair market value (as determined pursuant to Section 1.4 below) of one Share; and
B =	the Warrant Price.

If the Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the above-stated Issue Date (the “Issue Date”), it is intended that the Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement and Credit Facility.

1.4   Fair Market Value.

(a) If the Common Stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market, the fair market value of a Share shall be the lesser of (i) the closing price or last sale price of a share of Common Stock reported for the Business Day immediately before the date on which Holder delivers its Notice of Exercise to the Company or (ii) the average closing price or last sale price of the Common Stock reported for the five (5) Business Days immediately before the date on which Holder delivers its Notice of Exercise to the Company (or, if the Shares have not been actively trading during the five (5) business days prior to the applicable date of determination, the last sale price of the Common Stock for the Business Day immediately prior to the applicable date of determination).

(b) If the fair market value cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the fair market value of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder.

(c) In the case of any dispute as to the determination of fair market value as determined in accordance with this Section 1.4, any closing price or sales price of the Shares, the arithmetic calculation of the Warrant Price or the number of Shares for which this Warrant is exercisable, or any other computation required to be made hereunder (each a “Disputed Calculation”), the Company or the holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving risk to such dispute. If the Disputing Party and the Responding Party are unable to properly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Days following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of an independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the selection.

(i) The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures of Section 1.4(c) (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 1.4(c) and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on claims raise in the Required Dispute Documentation that was delivered to such Third-Party Advisor prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such Third-Party Advisor in connection with such dispute (other than the Required Dispute Documentation).

(ii) The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to this Section 1.4(c) to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. Such investment bank’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error. The fees and expenses of such investment bank shall be borne solely by the Company.

(iii) Notwithstanding anything to the contrary set forth in this Section 1.4(c), nothing in this Section 1.4(c) shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 1.4(c) or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 1.4(c) by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

1.5  Delivery of Shares. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of a Notice of Exercise with respect to less than all of the Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant (for the avoidance of doubt, containing the same terms, rights and conditions, as would be contained in a Warrant issued in compliance with Section 1.7) evidencing the right to purchase the remaining number of Shares underlying the Warrant. Execution and delivery of a Notice of Exercise for all of the then-remaining Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Shares in accordance with the terms hereof.

On or before the first (1st) Trading Day following the date on which the Company has received a Notice of Exercise, the Company shall transmit by electronic mail an acknowledgment of confirmation of receipt of such Notice of Exercise, in the form attached hereto as Appendix 2, to the Holder. On or before the first (1st) Trading Day following the date on which the Company has received such Notice of Exercise (or such earlier date as required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law, rule or regulation for the settlement of a trade of such Shares initiated on the applicable Exercise Date), the Company shall (X) provided that the Transfer Agent is participating in FAST and the Company is not otherwise prohibited from delivering the Shares electronically without any restrictive legend pursuant to applicable securities laws upon advice of counsel, upon the request of the Holder, credit such aggregate number of Shares to which the Holder is entitled pursuant to such exercise to the Holder’s (or its designee’s) balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in FAST and the Company is otherwise unable to deliver the Shares electronically without any restrictive legend pursuant to applicable securities laws upon the advice of counsel, upon the request of the Holder, issue and deliver (via reputable overnight courier or electronic mail, as applicable) to the address as specified in the Notice of Exercise, a certificate (which may be an electronic book entry statement), registered in the name of the Holder or its designee, for the number of Shares to which the Holder shall be entitled pursuant to such exercise. Upon delivery of a Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Shares with respect to which this Warrant has been exercised, irrespective of the date such Shares are credited to the Holder’s DTC account or the date of delivery of the certificates (or electronic book entry statements) evidencing such Shares (as the case may be). Notwithstanding that the Holder shall not be required to deliver or submit this Warrant in order effectuate an exercise, if the original of this Warrant is submitted in connection with an exercise pursuant to this Section 1 and the number of Shares represented by this Warrant is greater than the number of Shares being acquired upon such exercise and submission of this Warrant to the Company by the Holder, then, the Company shall as soon as practicable and in no event later than two (2) Business Days after such exercise and submission and at the Company’s own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 1.7) representing the right to purchase a number of Shares equal to (i) the number of Shares purchasable pursuant to this Warrant immediately prior to such exercise under this Warrant, less (ii) the number of Shares with respect to which this Warrant is so exercised. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Shares upon exercise of this Warrant. The Company’s failure to deliver Shares to the Holder on or prior to the later of (i) one (1) Trading Day after receipt of the applicable Notice of Exercise (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade of such Shares initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Company’s receipt of the aggregate Warrant Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Date”) shall be a breach of this Warrant. From the Issue Date through and including the Expiration Date, the Company shall maintain a transfer agent that participates in FAST.

1.6  Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount in accordance with Section 1.7 below.

1.7  Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant (whether to the Holder or a transferee thereof), such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 1.6 or Section 4.5, the Shares underlying this Warrant designated by the Holder which, when added to the number of Shares underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issue Date, and (iv) shall have the same terms, rights and conditions as this Warrant.

1.8  Reservation of Shares.

(a) Required Reserve Amount. So long as this Warrant remains outstanding, the Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock that is not less than 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock under all of the Warrants (the “SPA Warrants”) then outstanding or issuable pursuant to the Securities Purchase Agreement and the Credit Facility (without regard to any limitations on exercise) (the “Required Reserve Amount”); provided, however, that at no time shall the number of shares of Common Stock reserved pursuant to this Section 1.8 be reduced other than proportionally to the number of Shares delivered in connection with any exercise of the SPA Warrants or such other event covered by Section 3.

(b) Insufficient Authorized Shares. If, notwithstanding Section 1.8(a), and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the

Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock such that the Company shall have sufficient authorized shares of Common Stock in order to enable the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors (the “Board”) to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if at any such time of an Authorized Share Failure, the Company is able to obtain the written consent of two-thirds of the shares of its issued and outstanding shares of Common Stock to approve the increase in the number of authorized shares of Common Stock in order to enable the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the Commission an Information Statement on Schedule 14C. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorization Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Notice of Exercise with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 1.8(b); plus (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any Buy-In Price payment amount, brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. Nothing contained in this Section 1.8(b) shall limit any obligations of the Company under any provision of the Securities Purchase Agreement. An Authorized Share Failure which remains uncured for more than thirty (30) consecutive Trading Days shall be an “Event of Default” under the Credit Facility.

1.9 Voting in Director Elections. At all times when the holders of preferred stock issued pursuant to the Securities Purchase Agreement have a right to appoint at least one (1) director, Holder agrees not to vote any shares of Common Stock it receives upon exercise of this Warrant in any election of directors.

SECTION 2.  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

2.1 Purchase Rights. In addition to any adjustments pursuant to Section 3 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Shares acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Beneficial Ownership Cap (as defined below)) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties (as defined below) exceeding the Beneficial Ownership Cap, then the Holder shall not be entitled to participate in such Purchase Right to the extent of such excess of the Beneficial Ownership Cap (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Beneficial Ownership Cap, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

2.2  Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 2.2 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Warrant Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 2.1, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 2 hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 2.2 to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 2.1, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant) (the “Corporate Event Consideration”). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

2.3  Acceleration Redemption. Notwithstanding the foregoing and the provisions of Section 2.2 above, at the request of the Holder delivered at any time after the occurrence of an acceleration under the Credit Facility, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Closing Sale Price on the date of such request less the Warrant Price.

2.4  Equity Issuance Limit. Notwithstanding anything to the contrary herein, the Company shall not issue to any Holder, and no Holder may acquire, a number of shares of Common Stock upon any exercise of this Warrant to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act and the applicable rules and regulations of the Securities and Exchange Commission (including shares held by any “group” of which such Holder is a member, but excluding shares beneficially owned by virtue of the ownership of any securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein)

(collectively, the “Attribution Parties”) (i) prior to the receipt of the Requisite Stockholder Approval (as defined in the Credit Facility), would exceed 19.99% of the total number of shares of Common Stock then issued and outstanding as of the Initial Funding Date and (ii) and following receipt of the Requisite Stockholder Approval, would exceed 49.9% of the number of shares of Common Stock then issued and outstanding (such percentage limits on the shares of Common Stock pursuant to (i) and (ii), the “Beneficial Ownership Cap”); provided, however, that the Beneficial Ownership Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. Notwithstanding the foregoing, by written notice to the Company, upon receipt of the Requisite Stockholder Approval, any Holder may amend the Beneficial Ownership Cap percentage with respect to such Holder to any percentage that is lower than or equal to 49.9%. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by any Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of a Holder, the Company shall, within two (2) trading days, confirm orally and in writing (which may be by e-mail) to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Preferred Stock (as defined in the Securities Purchase Agreement) and SPA Warrants, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder.

SECTION 3.  ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

3.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in Common Stock or other securities or property (including in the form of cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property (including cash) which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased, provided the aggregate Warrant Price for the Shares shall remain the same. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased, provided the aggregate Warrant Price for the Shares shall remain the same.

3.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, provided the aggregate Warrant Price of the Shares shall remain the same and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

3.3 Adjustment for Issuance of Applicable Shares.

(a)   Subject to the requirements of Section 3.3(b) below, if the Company shall issue or sell any Shares (other than shares included in the Excluded Issuances, as defined below) (the “Applicable Shares”), Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per Share initially deliverable upon issuance, conversion or exchange of such securities less than the quotient of (x) the product of (i) the fair market value (as calculated in accordance with Section 1.4) of the Common Stock on the Issue Date (as proportionately adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock) (the “Original Price”) multiplied by (ii) the number Shares originally issuable upon exercise of this Warrant on the Issue Date (as adjusted to account for any transfers or exercises of this Warrant and as proportionately adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock) divided by (y) the number of Shares then issuable upon exercise of this Warrant

(the “Original Issue Price Per Share”), then, effective immediately upon such issuance or sale, the number of Shares issuable upon exercise of this Warrant immediately prior to any such issuance or sale shall be increased (such number of additional Shares, the “Anti-dilution Shares”), and shall not be reduced, in accordance with the following formula:

S1 = S x [(OS + D) / (OS + PS)]
S1 =	new number of Shares issuable upon exercise of this Warrant
S =	then applicable number of Shares issuable upon exercise of this Warrant immediately prior to the issuance or sale
OS =	the number of Shares outstanding immediately prior to the issuance of such securities
D =	the maximum number of Shares deliverable upon issuance of such securities
PS =	the aggregate number of Shares which the aggregate amount of consideration received by the Company upon such issuance or sale would have purchased at the Original Issue Price Per Share.

(b) Prior to the receipt of the Requisite Stockholder Approval, the number of shares issuable upon exercise of this Warrant shall not be increased by Anti-dilution Shares in connection with any issuance or sale, however, provided, that the aggregate number of shares of Common Stock equal to the Series A-1 Liquidation Value (as defined in the Certificate of Designations for the Series A-1 Preferred Stock) of all of the outstanding shares of Series A-1 Preferred Stock shall be increased by the number of Anti-Dilution Shares that would otherwise be required to be added to the number of Shares issuable upon exercise of this Warrant by this Section 3.3 in connection with such issuance or sale.

(c) Upon the expiration or termination of any unexercised Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the number of shares issuable upon exercise of this Warrant, the number of shares issuable under this Warrant shall be readjusted to such number of shares as would have been issuable had such Options, warrants, Convertible Securities and similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

3.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the number of Shares issuable in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Company’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the conversion of preferred stock issued pursuant to the Credit Agreement or Securities Purchase Agreement or the exercise of this Warrant or any of the other SPA Warrants; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the Initial Closing Date (as defined in the Credit Facility); (3) pursuant to agreements in effect as of the Initial Closing Date (provided that such agreements are not amended after the Initial Closing Date to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Warrant); and (4) pursuant to the Company’s management, directors or other service providers as part of compensation and incentive programs approved by the Board.

3.5 Certain Events. If any event of the type contemplated by the provisions of this Section 3.5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features that is not an Excluded Issuance) occurs, then the Board shall make an appropriate adjustment in the number of the Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 3; provided, that no such adjustment pursuant to this Section 3.5 shall increase the Warrant Price or decrease the number of the Shares issuable hereunder.

3.6 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (a) the fair market value (as determined in accordance with Section 1.4 above) of a full Share, less (b) the then-effective Warrant Price.

3.7 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Executive Officer or Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 4. MISCELLANEOUS.

4.1 (a) Term and Automatic Conversion Upon Expiration. Subject to the provisions of Section 2.2 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 5:00 P.M. Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.4 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.3 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder (and if the Company’s shares are uncertificated, the Company shall deliver reasonably satisfactory evidence to the Holder signifying the valid issuance of such uncertificated shares) in accordance with Section 1.5 above.

4.2 Legends. The Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE COMMON STOCK ISSUED BY THE ISSUER TO CCM DENALI EQUITY HOLDINGS, LP DATED ____________, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any Affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act, provided that, Holder represents that it has complied with Rule 144 in reasonable detail, the selling broker represents that it has complied with Rule 144, and the Company is provided with a copy of Holder’s proposed notice of sale.

4.4 No Impairment; Further Assurances. The Company will not, by amendment of its certificate of incorporation or bylaws, each as in effect as of the Issue Date, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by Holder in order to protect the exercise privilege of Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company (i) will not increase the par value of any Shares above the Warrant Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon the exercise of this Warrant.

4.5 Transfer Procedure. Subject to the provisions of Section 4.3 and upon providing the Company with written notice, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee shall make to the Company each of the representations and warranties set forth in Section 3.2 of the Securities Purchase Agreement and agree in writing with the Company to be bound by all of the terms and conditions of this Warrant.

4.6 Binding on Successors. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

4.7 Taxes. The Company will pay all taxes (other than taxes based upon income) and other lock-up governmental charges that may be imposed with respect to the issuance or delivery of the Shares, other than any tax or other charge imposed in connection with any transfer involved in the issue and delivery of the Shares in a name other than that of the Holder.

4.8 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first (1st) Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 4.8. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

CCM DENALI EQUITY HOLDINGS, LP

c/o Cerberus Capital Management, L.P.

875 Third Avenue, 10th Floor

New York, NY 10022

Attn: [xxx]

Phone: [xxx]

Email: [xxx]

Attn: [xxx]

Email: [xxx]

With a copy (which shall not constitute notice) to:

COOLEY LLP
3 Embarcadero Center
20th Floor
San Francisco, CA 94111-4004
Attn: Matthew Bartus and David Peinsipp

Email: mbartus@cooley.com; dpeinsipp@cooley.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

EOS ENERGY ENTERPRISES, INC.
3920 Park Avenue
Edison, New Jersey 08820
Attention: [xxx]
Email: [xxx]

CC: [xxx]

Email: [xxx]

With a copy (which shall not constitute notice) to:

HAYNES AND BOONE LLP

30 Rockefeller Plaza

26th Floor

Attention: Alexander Grishman; Gilbert Porter; Matthew Fry

Email: alexander.grishman@haynesboone.com; gilbert.porter@haynesboone.com; matt.fry@haynesboone.com

Telephone: (212) 918-8965; (212) 659-4965; (214) 651-5443

4.9 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.10 Attorneys’ Fees. Subject to the provisions of Section 1.4(c), in the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

4.11 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

4.12 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any other than the laws of the State of New York.

4.13 Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

4.14 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

4.15 Registration of Warrants. The Company shall register ownership of this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the initial Holder or, as the case may be, any assignee to which this Warrant is permissibly assigned hereunder) from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

4.16 Warrant Agent. The Company shall initially serve as warrant agent under this Warrant. Upon ten (10) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

4.17 Certain Definitions.

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Attribution Parties” shall have the meaning set forth in Section 2.4.

(c) “Beneficial Ownership Cap” shall have the meaning set forth in Section 2.4.

(d) “Bloomberg” means Bloomberg, L.P.

(e) “Business Day” is any day that is not a Saturday, Sunday or a day on which commercial banks in the State of New York are closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the State of New York generally are open for use by customers on such day.

(f) “Buy-In Price” shall have the meaning set forth in Section 1.4(d)(i).

(g) “Cashless Exercise” shall have the meaning set forth in Section 1.3.

(h) “Change of Control” means any Fundamental Transaction other than (i) any merger of the Company or any of its, direct or indirect, wholly-owned subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries, (iv) any acquisition of this Warrant or any acquisition by any Holder of this Warrant of additional shares of capital stock of the Company or (v) bona fide arm’s length acquisitions by the Company with one or more third parties as long as holders of the Company’s voting power as of the Issue Date continue after such acquisition to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of at least 51% of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such acquisition. For the avoidance of doubt, a Change of Control will not be deemed to have occurred as a result of any preemptive rights issuance pursuant to the terms of the Series B Preferred Stock.

(i) “Closing Sale Price” means, for any security as of any date, (i) the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Quotestream or other similar quotation service provider designated by the Holder, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Quotestream or other similar quotation service provider designated by the Holder, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Quotestream or other similar quotation service provider designated by the Holder, or (iii) if no last trade price is reported for such security by Quotestream or other similar quotation service provider designated by the Holder, the average of the bid and ask prices of any market makers for such security as reported by Quotestream or other similar quotation service provider designated by the Holder. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security (as determined in accordance with Section 1.4), then such dispute shall be resolved in accordance with the procedures in Section 1.4(c). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(j) “Common Stock” means the Company’s common stock, par value $0.0001, and any other class of securities into which such securities may hereafter be reclassified or changed.

(k) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(l) “Credit Facility” means that certain Credit and Guaranty Agreement, dated as of June 21, 2024, among the Company, as the borrower, the guarantors party thereto, CCM Denali Debt Holdings, LP and various lenders party thereto and CCM Denali Debt Holdings, LP, as administrative and collateral agent.

(m) “Delivery Failure” shall have the meaning set forth in Section 1.2(c).

(n) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market, or equivalent national securities exchange.

(o) “Exchange Act” shall have the meaning set forth in Section 1.5.

(p) “Excluded Issuance” shall have the meaning set forth in Section 3.4.

(q) “Exercise Date” shall have the meaning set forth in Section 1.1.

(r) “Expiration Date” shall have the meaning set forth in Section 1.1.

(s) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or any Affiliate of any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Warrant calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Company to surrender their shares of Common Stock without approval of the shareholders of the Company or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction. For the avoidance of doubt, this subsection (i) shall not apply to the Holder or its affiliates.

(t) “Holder” means Cerberus, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof.

(u) “Issue Date” means [•], 2024.

(v) “Notice Failure” shall have the meaning set forth in Section 1.2(c).

(w) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(x) “Original Issue Price Per Share” shall have the meaning set forth in Section 3.3(a).

(y) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(z) “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

(aa) “Principal Market” means the principal securities exchange or trading market where such Common Stock is listed or quoted, including but not limited to any tier of the OTC Markets, any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

(bb) “Registration Statement” shall have the meaning set forth in Section 1.2(c).

(cc) “Required Reserve Amount” shall have the meaning set forth in Section 1.8(a).

(dd) “Share Delivery Date” shall have the meaning set forth in Section 1.5.

(ee) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of June 21, 2024 among Cerberus and the Company.

(ff) “SPA Warrants” shall have the meaning set forth in Section 1.8(a).

(gg) “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(hh) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ii) “Trading Day” means any day on which the Common Stock is listed or quoted on its Principal Market, provided, however, that if the Common Stock is not then listed or quoted on any Principal Market, then any calendar day.

(jj) “Warrant Register” shall have the meaning set forth in Section 4.15.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”
EOS ENERGY ENTERPRISES, INC.
By:
Name:
Title:
“HOLDER”
CCM DENALI EQUITY HOLDINGS, LP
By:
Name:
Title:

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right purchase ___________ shares of the Common Stock of __________________ (the “Company”) in accordance with the attached Warrant To Purchase Common Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[•]	check in the amount of $________ payable to order of the Company enclosed herewith
[•]	Wire transfer of immediately available funds to the Company’s account
[•]	Cashless Exercise pursuant to Section 1.2 of the Warrant
[•]	Other [Describe]

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Securities Purchase Agreement as of the date hereof.

HOLDER:

By:
Name:
Title:
(Date):

APPENDIX 2

ACKNOWLEDGMENT

The Company hereby acknowledges this Notice of Exercise and hereby confirms it will instruct the Transfer Agent to issue _____________ number of shares of Common Stock in accordance with the Notice of Exercise and the delivery requirements of Section 1.5 of the Warrant. .

EOS ENERGY ENTERPRISES, INC.
By:
Name:
Title:

Appendix D

CERTIFICATE OF DESIGNATION

OF

SERIES A-1 NON-VOTING NON-CONVERTIBLE PREFERRED STOCK

OF

EOS ENERGY ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Michael Silberman, the Secretary of Eos Energy Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), the Board of Directors (the “Board”) of the Corporation has adopted the following preamble and resolution at a meeting of the Board held on June 21, 2024:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020, as amended by that certain First Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 28, 2022 and that certain Second Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 8, 2024 (as amended, the “Restated Certificate”) provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of the Corporation the authority to fix the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

SECTION 1. Designation. There is hereby provided a series of Preferred Stock designated the Series A-1 Non-Voting Non-Convertible Preferred Stock (the “Series A-1 Preferred Stock”).

SECTION 2. Number. The number of shares constituting the Series A-1 Preferred Stock is fixed at fifty-nine (59) shares.

SECTION 3. Definitions. For purposes of this Certificate of Designation the following definitions shall apply:

3.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

3.2 “Alternative Selection Deadline” shall have the meaning set forth in Section15.1.

3.3 “Applicable Shares” shall have the meaning set forth in Section 9(c).

3.4 “Board” means the Board of Directors of the Corporation.

3.5 “Board Observer” shall have the meaning set forth in Section 6.2(b).

3.6 “Change of Control” shall have the meaning set forth in Section 5.4.

3.7 “Common Stock” means the Common Stock, $0.0001 par value per share, of this Corporation.

3.8 “Convertible Securities” shall have the meaning set forth in Section 9.1.

3.9 “Corporation” means Eos Energy Enterprises, Inc.

3.10 “Credit Agreement” shall have the meaning set forth in Section 6.3.

3.11 “Disputing Party” shall have the meaning set forth in Section 15.1.

3.12 “Excluded Issuance” shall have the meaning set forth in Section 9.4.

3.13 “Dispute Submission Deadline” shall have the meaning set forth in Section 15.2.

3.14 “Disputed Calculation” or “Disputed Calculations” shall have the meaning set forth in Section 15.1.

3.15 “Disputing Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.16 “Final Selection Deadline” shall have the meaning set forth in Section 15.1.

3.17 “Investor Preferred Stock” shall have the meaning set forth in Section 6.3.

3.18 “Investor Related Parties” shall have the meaning set forth in Section 16.

3.19 “Investor Transactions” shall have the meaning set forth in Section 16.

3.20 “Original Issue Date” means the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

3.21 “Original Issue Price” means four hundred fifty-five thousand eight hundred twenty-two and fifty-nine cents $455,822.59.

3.22 “Original Issue Price Per Share” shall have the meaning set forth in Section 9.3.

3.23 “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

3.24 “Redemption Date” shall have the meaning set forth in Section 8.2.

3.25 “Redemption Notice” shall have the meaning set forth in Section 8.2.

3.26 “Redemption Price” shall have the meaning set forth in Section 8.1.

3.27 “Required Dispute Documentation” shall have the meaning set forth in Section 15.2.

3.28 “Responding Party” shall have the meaning set forth in Section 15.1.

3.29 “Responding Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.30 “Securities Purchase Agreement” shall have the meaning set forth in Section 6.3.

3.31 “Series A-1 Liquidation Value” shall have the meaning set forth in Section 5.1.

3.32 “Series A-1 Preferred Stock” shall have the meaning set forth in Section 1.

3.33 “Selection Deadline” shall have the meaning set forth in Section15.1.

SECTION 4. Dividends. If and when the Board declares a dividend or distribution, other than a dividend or distribution for Common Stock or Convertible Securities, which shall be paid to the holders of Common Stock out of funds legally available for that purpose, the holders of shares of Series A-1 Preferred Stock shall be entitled to receive, dividends or distributions on each share of Series A-1 Preferred Stock equal to (and in the same form as): (1) dividends or distributions actually paid on each share of the Common Stock multiplied by (2) the number of shares of Common Stock represented by the Series A-1 Liquidation Value (as defined in Section 5.1). Such dividends or distributions will be paid to the holders of the Series A-1 Preferred Stock when such dividends or distributions are paid on shares of the Common Stock. If the Corporation does not have sufficient funds, assets or surplus, as the case may be, to pay the dividend or distribution required by this Section 4 to holders of Series A-1 Preferred Stock, the dividend declared to holders of Common Stock shall be null and void in all respects.

SECTION 5. Liquidation, Dissolution or Winding Up.

5.1 In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series A-1 Preferred Stock shall be entitled to receive distribution of any of the assets or surplus funds of the Corporation pro rata with the holders of the Common Stock and any other shares of Investor Preferred Stock (as defined below) so entitled, as if each share of Series A-1 Preferred Stock were equal to five hundred and forty-one thousand and three hundred and fifty-seven (541,357) shares of Common Stock, which amounts shall be paid pari passu with all holders of Common Stock (the “Series A-1 Liquidation Value”).

5.2 The dollar amounts specified in Section 5.1 shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series A-1 Preferred Stock and certain other issuances of equity which occur after the filing of this Certificate of Designation pursuant to Section 9 hereof.

5.3 Insofar as any distribution pursuant to Section 5.1 consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5.1, be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

(i) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (a) (i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

5.4 In the event of (i) a merger or consolidation of the Corporation with any other corporation or other entity that results in the inability of the shareholders of the Corporation immediately preceding such merger or consolidation to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company, including any such merger or consolidation in which the holders receive cash, securities or other property for their shares, or (ii) the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation to a third party purchaser ((i) or (ii), a “Change of Control”), the Series A-1 Preferred Stock shall participate in any cash, securities or other property payable to the shareholders of the Corporation in or as a consequence of such Change of Control pro rata with the holders of Common Stock as if each share of Series A-1 Preferred Stock were the number of shares of Common Stock represented by the Series A-1 Liquidation Value.

SECTION 6. Voting.

6.1 General. Except as required by applicable law and as set forth below, the holders of the Series A-1 Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting or any matters of the Corporation.

6.2 Election of Directors; Board Observer Right.

(a) At all times when the holders of Investor Preferred Stock shall beneficially own at least ten percent (10%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one (1) director of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least fifteen percent (15%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect two (2) directors of the Corporation. At all times when the holders of the Investor Preferred Stock shall beneficially own at least thirty percent (30%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect three (3) directors of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least forty percent (40)% of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to nominate and designate a fourth director of the Corporation, provided, however, that any fourth director proposed to be appointed pursuant to this Section 6.2(a) would be subject to the reasonable, good faith review and determination of the nominating and corporate governance committee of the Board (the “Nominating Committee”) that the election of such director not result in either (i) the Corporation being in violation of any rules and regulations (including the independence and other director qualification requirements) of the Securities and Exchange Commission or any national securities exchange on which the Corporation’s securities are then listed or any other applicable law or (ii) a determination that such appointment would constitute a change in control of the Company under the Company’s governing documents or applicable law, in the case of each of the foregoing clauses (i) and (ii) as reasonably determined in good faith by the Nominating Committee upon the written advice of counsel (which such advice shall be shared with the holders of the Investor Preferred Stock), and any such director following appointment shall be designated by the Nominating Committee (or Board) to a class of common directors for approval by the stockholders of the Company at the applicable annual meeting of stockholders. In the event that any such fourth director designated pursuant to the foregoing sentence is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock shall have the right to appoint and elect a replacement for such director, in each case pursuant to the Nominating Committee approval requirements set forth above, which such director following Nominating Committee approval shall be designated to the same class of common directors as the prior appointee for approval by the stockholders of the Company at the applicable annual meeting of stockholders to approve directors of such class. To the extent one or more directors are appointed and elected as provided in this Section 6.2(a), for each committee of the Board for which at least one such director is qualified under applicable law and the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed to serve, the Board shall invite at least one such director, so qualified, to serve on such committee. The appointment and election of any director pursuant to this Section 6.2(a) may be made by, and only by, the affirmative vote of the holders of record of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders. Any director appointed and elected as provided in this Section 6.2(a) may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders, and any such notification may be made by electronic mail directed to the Secretary of the Corporation. In the event that a director appointed and elected by the holders of Investor Preferred Stock resigns or is unable to serve as a member of the Board, the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect a director to full such vacancy. Any appointment or removal of any director pursuant to this Section 6.2(a) shall be effective immediately upon delivery to the Corporation of a notification of the results of the applicable special meeting or upon delivery of the applicable written consent, as the case may be. If the holders of the Investor Preferred Stock fail to appoint a sufficient number of directors to fill all directorships for which they are entitled to appoint directors pursuant to this Section 6.2(a) (including following the removal or resignation of any such director or the inability of any such director to serve on the Board), then any directorship not so filled shall remain vacant until such time as the holders of the Investor Preferred Stock appoint and elect an individual to fill such directorship voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a); and no such directorship may be filled other than by the holders of the Investor Preferred Stock, voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a). For the avoidance of doubt, the rights provided by this Section 6.2(a) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint and elect a maximum of four (4) directors of the Corporation pursuant to the designation rights provided by the certificates of designations governing the Investor Preferred Stock.

(b) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of Investor Preferred Stock share the right to appoint one non-voting observer to the Board (the “Board Observer”). The Board shall permit the Board Observer to attend all meetings of the Board and of any committee thereof as a non-voting observer, in each case to the extent permissible under applicable law or the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed, and will give such individual notice of such meetings at the same time and in the same manner as notice is provided to the members of the Board. The Board Observer shall be entitled to concurrent receipt of any materials provided to the Board or any committee thereof, provided, that the Board Observer shall agree to hold in confidence and trust all information so provided; and provided further, that the Board may withhold any information and exclude the Board Observer from any meeting or portion thereof for any legitimate business or legal reason (as determined in the Board’s sole discretion). The Board will provide expense reimbursement to any Board Observer on the same basis as if such Board Observer were a director of the Corporation. For the avoidance of doubt, the rights provided by this Section 6.2(b) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint one (1) Board Observer pursuant to the designation rights provided by the certificate of designations governing the Investor Preferred Stock.

At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of the Investor Preferred Stock shall, by exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement or conversion of the Investor Preferred Stock, be deemed to have agreed to not vote any shares of Common Stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement in any election of directors.

6.3 Preferred Stock Protective Provisions. Until the later of (i) such time when the holders of Investor Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Corporation and (ii) five (5) years following the Original Issue Date, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect or validate any of the following acts or transactions without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote of a majority of the outstanding shares of preferred stock (the “Investor Preferred Stock”) issued pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2024, by and among the Corporation and CCM Denali Equity Holdings, LP (the “Securities Purchase Agreement”) or that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Corporation, the guarantors party thereto, the various lenders thereto and CCM Denali Debt Holdings, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”), and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect:

(a) liquidate, dissolve or wind-up the business and affairs of the Corporation or effect any event that requires a distribution to the Corporation’s stockholders in accordance with their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance;

(b) amend, alter, repeal or waive any provision of the Restated Certificate or Bylaws of the Corporation in a manner that would adversely affect the special rights, powers, preferences or privileges of the Preferred Stock (or any series thereof);

(c) create or issue, or obligate itself to issue, shares of, or reclassify, any capital stock of the Corporation other than Excluded Issuances;

(d) increase or decrease the authorized number of shares of Preferred Stock, or create any additional class or series of capital stock of the Corporation (other than increases in the number of the authorized shares of Common Stock); or

(e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation, other than (i) redemptions of or dividends or distributions on the Investor Preferred Stock as expressly authorized herein or in the certificate of designations of any Investor Preferred Stock, and (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

provided, however, holders of Investor Preferred Stock shall have the right set forth in Section 6.3(b) so long as any shares of Investor Preferred Stock remain outstanding.

SECTION 7. Conversion. The shares of Series A-1 Preferred Stock shall not be convertible into shares of Common Stock or any other securities of the Corporation. Notwithstanding the foregoing, on the second (2nd) business day after the date that the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), each share of Series A-1 Preferred Stock shall convert into a number of shares of Series B-1 Preferred Stock, having the terms and conditions set forth in Exhibit B to the Securities Purchase Agreement, initially convertible into a number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A-1 Liquidation Value, provided that the holders of Series A-1 Preferred Stock shall have the option to request, in writing, that any portion of the Series A-1 Preferred Stock not be so converted. With respect to any shares of Series A-1 Preferred Stock that remain outstanding after the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), the Corporation shall be required to convert such shares into shares of Series B-1 Preferred Stock pursuant to this Section 7 within five (5) business days of receiving a written request (which may be by electronic mail) from the holders of such shares. The Series B-1 Preferred Stock shall have substantively similar terms to the Series A-1 Stock, except that the Series B-1 Preferred Stock shall be convertible into Common Stock, and include conversion and antidilution terms related thereto, shall provide the holders thereof certain pre-emptive rights to participate in future offerings of equity securities by the Corporation and shall include a provision that limits the beneficial ownership of the holders thereof (together with any group of which such holders are a member) to no more than 49.9% (the “Beneficial Ownership Limitation”) of the number of shares of Common Stock then issued and outstanding, all as set forth in Exhibit B to the Securities Purchase Agreement. Notwithstanding the foregoing, by written notice to the Corporation, any holder may amend the Beneficial Ownership Limitation percentage with respect to such holder to any percentage that is lower than or equal to 49.9%.

SECTION 8. Redemption.

8.1 Redemption and Redemption Price. At any time after the fifth anniversary of the Original Issue Date, any holder of the shares of Series A-1 Preferred Stock may, at its option, require the Corporation to redeem the Series A-1 Preferred Stock, in whole or in part, owned by such holder at the Redemption Price (as defined below); provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series A-1 Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price of the Series A-1 Preferred Stock shall be an amount per share equal to the greater of (i) the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date and (ii) the number of shares of Common Stock represented by the Series A-1 Liquidation Value multiplied by the average of the closing sale price of the Common Stock for the five (5) Business Days immediately prior to the Redemption Date plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price must be paid in cash.

8.2 Redemption Notice. A holder of Series A-1 Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series A-1 Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which a holder of Series A-1 Preferred Stock desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by a holder of Series A-1 Preferred Stock to the Corporation in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state the total number of shares required by the holder of Series A-1 Preferred Stock to be redeemed and the Redemption Date. Promptly following receipt of a Redemption Notice given by a holder of Series A-1 Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A-1 Preferred Stock required to be redeemed.

8.3 Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series A-1 Preferred Stock required by the holder thereof to be redeemed shall be payable to the holder(s) of the Series A-1 Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series A-1 Preferred Stock required by the holder thereof to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the notice of the Corporation described in Section 8.2 above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

8.4 Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in Section 8.5 below, then notwithstanding that the certificates evidencing any of the shares of Series A-1 Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

8.5 Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series A-1 Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares of Series A-1 Preferred Stock to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares of Series A-1 Preferred Stock shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares of Series A-1 Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

SECTION 9. Anti-Dilution Adjustments.

9.1 Stock Dividends, Splits, Etc. If the Corporation declares or pays a dividend or distribution on the outstanding shares of Common Stock or securities convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) then the Series A-1 Liquidation Value of each share of Series A-1 Preferred Stock shall be increased by the total shares of Common Stock issued (or issuable in the case of Convertible Securities) that would have been issued to a holder of the number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A-1 Liquidation Value immediately prior to such dividend or distribution. If the Corporation subdivides the Common Stock by reclassification or otherwise into a greater number of shares, the number of shares of Common Stock represented by the Series A-1 Liquidation Value shall be proportionately increased, provided the Original Issue Price shall remain the same. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Series A-1 Liquidation Value shall be proportionately decreased, provided the Original Issue Price shall remain the same.

9.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Corporation securities of a different class and/or series, then from and after the consummation of such event, the Series A-1 Liquidation Value should be equal to the number, class and series of Corporation securities that a holder of the number of shares of Common Stock equal to the Series A-1 Liquidation Value immediately prior to such reclassification, exchange, combination or substitution would have received, provided the Original Issue Price shall remain the same, subject to further adjustment thereafter from time to time in accordance with the provisions hereof. The provisions of this Section 9.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

9.3 Adjustment for Issuance of Applicable Shares. If the Corporation shall issue or sell any shares of Common Stock (other than shares included in the Excluded Issuances, as defined below) (“Applicable Shares”), or options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per share initially deliverable upon issuance, conversion or exchange of such securities less than the quotient of the then applicable Original Issue Price divided by the number of shares of Common Stock represented by the then applicable Series A-1 Liquidation Value, as may be adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock (the “Original Issue Price Per Share”), then effective immediately upon such issuance or sale, the Series A-1 Liquidation Value immediately prior to any such issuance or sale shall be increased, and shall not be reduced, in accordance with the following formula:

LV1 = LV0 x [(OS + D) / (OS + PS)]

LV1 =	new number of shares of Common Stock equal to the Series A-1 Liquidation Value
LV0 =	then applicable number of shares of Common Stock equal to the Series A-1 Liquidation Value
OS =	the number of shares of Common Stock outstanding immediately prior to the issuance of such securities
D =	the maximum number of shares of Common Stock deliverable upon issuance of such securities
PS =

the aggregate number of shares of Common Stock which the aggregate amount of consideration received by the Corporation upon such issuance or sale would have purchased at the Original Issue Price Per Share.

9.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the Series A-1 Liquidation Value in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the exercise of warrants or conversion of preferred stock issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the date of this Certificate of Designation without alteration; (3) pursuant to agreements in effect as of date of this Certificate of Designation (provided that such agreements are not amended, amended and restated, modified or supplemented after the date of this Certificate of Designation to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Certificate of Designation (or any securities issued or issuable hereunder)); (4) the issuance of Common Stock (or options or other similar instruments convertible into Common Stock) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; and (5) the issuance of Common Stock pursuant to any registered offering of Common Stock or a private placement of Common Stock in accordance with the exemptions provided under Section 4(a)(2) of the Securities Act, as amended, each as principally for bona fide equity financing purposes; provided, however, that clause (5) of the definition of Excluded Issuance shall only be an Excluded Issuance for the purposes of Section 6.3(c) of this Certificate of Designation (and, for the avoidance of doubt, not an “Excluded Issuance” for any other purposes (including, without limitation, any anti-dilution adjustments in this Certificate of Designation)).

9.5 Expiration of Securities. Upon the expiration or termination of any unexercised options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A-1 Liquidation Value, the Series A-1 Liquidation Value shall be readjusted to such Series A-1 Liquidation Value as would have been in effect had such options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

9.6 Warrant Anti-dilution Adjustments. To the extent any warrant issued pursuant to the Securities Purchase Agreement and Credit Agreement so requires, the number of shares of Common Stock the Series A-1 Liquidation Value represents shall be increased as set forth in the terms of such warrant. To the extent the Series A-1 Liquidation Value is increased pursuant to this Section 9.6, the Series A-1 Liquidation Value as so increased shall benefit from the anti-dilution protections of this Section 9 thereafter.

9.7 Certain Events. If any event of the type contemplated by the provisions of this Section 9.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the number of the Series A-1 Liquidation Value so as to protect the rights of the holders of the Series A-1 Preferred Stock in a manner consistent with the provisions of this Section; provided, that no such adjustment pursuant to this Section 9.7 shall decrease the Original Issue Price or decrease the Series A-1 Liquidation Value.

9.8 Calculations. All calculations under this Section 9.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

9.9 Notice of Adjustments. Whenever the Series A-1 Liquidation Value is adjusted as provided under this Section 9, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware), provide a written notice to the holders of the Series A-1 Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Series A-1 Liquidation Value was determined and setting forth the adjusted applicable Series A-1 Liquidation Value.

SECTION 10. No Re-issuance of Preferred Stock. No shares of Series A-1 Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

SECTION 11. Amendment, Supplement and Waiver. Without the consent of a majority of holders of the Series A-1 Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series A-1 Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

SECTION 12. Lost or Mutilated Series A-1 Preferred Stock Certificate. If a holder’s Series A-1 Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A-1 Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures as the Corporation may prescribe.

SECTION 13. No Impairment. The Corporation will not, by amendment of its Restated Certificate or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders against impairment.

SECTION 14. SEverability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

SECTION 15. Dispute Resolution.

15.1 Submission to Dispute Resolution. In the case of a dispute relating to an Original Issuance Price, a Redemption Price, a Series A-1 Liquidation Value and fair market value or any other computation to be made hereunder (each of the foregoing a “Disputed Calculation” and together the “Disputed Calculations”) or the arithmetic calculation of any of the foregoing (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving rise to such dispute. If the Disputing Party and the Responding Party are unable to promptly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent, reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the Final Selection Deadline.

15.2 The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures set forth in Section 15.1 (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of Section 15.1 and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the claims raised in the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

15.3 The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to Section 15.1 to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

15.4 Notwithstanding anything to the contrary set forth in this Section 15, nothing in this Section 15 shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 15 or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 15 by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

SECTION 16. CORPORATE OPPORTUNITIES. Notwithstanding anything contained herein or in any other Transaction Documents (as defined in the Securities Purchase Agreement), each of the holders of Investor Preferred Stock, any of their respective Affiliates and any of its or their respective directors, officers, employees and consultants, including any director appointed to the Board pursuant to Section 6.2(a) (collectively, the “Investor Related Parties”), may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage, including those competitive with the business of the Corporation, or other transactions in which the Corporation, its subsidiaries, any member of the Board or any other shareholder of the Corporation may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person (“Investor Transactions”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, such Investor Related Party expressly and solely in such Investor Related Party’s capacity as a director of the Corporation, in each case without any prior Corporation, Board or stockholder notification or approval; provided, that if the Corporation, to the Investor Related Party’s knowledge, is considering the same Investor Transaction, the Investor Related Party will promptly notify the Corporation of its interest in such Investor Transaction and cause each member of the Board that is an Investor Related Party to recuse himself from all Board discussions and activities relating to such Investor Transaction. Without limiting the generality of the foregoing, the Corporation agrees and acknowledges that Investor Related Parties and their respective Affiliates may have both passive and non-passive interests in Persons deemed competitors of the Corporation, and that the provisions of the immediately preceding sentence shall be applicable to such competitors, their respective Affiliates and any of their respective directors, officers and employees in respect thereof. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 16.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated: June 21, 2024
EOS ENERGY ENTERPRISES, INC.
a Delaware corporation
By:	/s/ Michael Silberman
Name:	Michael Silberman
Title:	Secretary

Appendix E

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES B-[•] NON-VOTING CONVERTIBLE PREFERRED STOCK

OF

EOS ENERGY ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Michael Silberman, the Secretary of Eos Energy Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), the Board of Directors (the “Board”) of the Corporation has adopted the following preamble and resolution at a meeting of the Board held on [•], 20__:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020, as amended by that certain First Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 28, 2022 and that certain Second Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 8, 2024 (as amended, the “Restated Certificate”) provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of the Corporation the authority to fix the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

SECTION 1.  Designation. There is hereby provided a series of Preferred Stock designated the Series B-[•] Convertible Preferred Stock (the “Series B-[•] Preferred Stock”).

SECTION 2.  Number. The number of shares constituting the Series B-[•] Preferred Stock is fixed at [•] ([•]) shares.

SECTION 3.  Definitions. For purposes of this Certificate of Designation the following definitions shall apply:

3.1  “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

3.2  “Alternative Selection Deadline” shall have the meaning set forth in Section 15.1.

3.3  “Applicable Shares” shall have the meaning set forth in Section 9.3.

3.4  “Attribution Parties” shall have the meaning set forth in Section 7.3.

3.5  “Board” shall mean the Board of Directors of the Corporation.

3.6  “Board Observer” shall have the meaning set forth in Section 6.2(b).

3.7  “Buy-In” shall have the meaning set forth in Section 7.4(c).

3.8  “Change of Control” shall have the meaning set forth in Section 5.4.

3.9  “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security prior to 4:00 p.m., New York City time, on the principal securities exchange or trading market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by holders of a majority of the then-outstanding Investor Preferred Stock and the Corporation), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

3.10  “Commission” means the “Securities and Exchange Commission.

3.11  “Common Stock” shall mean the Common Stock, $0.0001 par value per share, of this Corporation.

3.12  “Conversion Date” shall have the meaning set forth in Section 7.1.

3.13  “Conversion Price” shall mean the Original Issue Price divided by the Conversion Ratio.

3.14  “Conversion Ratio” shall have the meaning set forth in Section 7.2.

3.15  “Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B-[•] Preferred Stock in accordance with the terms hereof.

3.16  “Convertible Securities” shall have the meaning set forth in Section 9.1.

3.17  “Corporation” means Eos Energy Enterprises, Inc.

3.18  “Credit Agreement” shall have the meaning set forth in Section 6.3.

3.19  “Daily Failure Amount” means the product of (x) .005 multiplied by (y) the Closing Sale Price of the Common Stock on the applicable Share Delivery Date.

3.20  “Dispute Submission Deadline” shall have the meaning set forth in Section 15.2.

3.21  “Disputed Calculation” and “Disputed Calculations” shall have the meaning set forth in Section 15.1.

3.22  “Disputing Party” shall have the meaning set forth in Section 15.1.

3.23  “Disputing Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.24  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.25  “Excluded Issuance” shall have the meaning set forth in Section 9.4.

3.26  “Final Selection Deadline” shall have the meaning set forth in Section 15.1.

3.27  “Investor Preferred Stock” shall have the meaning set forth in Section 6.3.

3.28  “Investor Related Parties” shall have the meaning set forth in Section 16.

3.29  “Investor Transactions” shall have the meaning set forth in Section 16.

3.30  “New Securities” shall have the manning set forth in Section 9.5(b).

3.31  “Original Issue Date” means the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

3.32  “Original Issue Price” means $[•]1 per share of the Series B-[•] Preferred Stock.

3.33  “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

3.34  “Redemption Date” shall have the meaning set forth in Section 8.2.

3.35  “Redemption Notice” shall have the meaning set forth in Section 8.2.

3.36  “Redemption Price” shall have the meaning set forth in Section 8.1.

3.37  “Required Dispute Documentation” shall have the meaning set forth in Section 15.2.

3.38  “Responding Party” shall have the meaning set forth in Section 15.1.

3.39  “Responding Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.40  “Securities” means any Common Stock or any equity interest of, or shares of any class in the capital stock (common, preferred or otherwise) of, the Corporation and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Corporation.

3.41  “Securities Act” means the Securities Act of 1933, as amended.

3.42  “Securities Purchase Agreement” shall have the meaning set forth in Section 6.3.

3.43  “Selection Deadline” shall have the meaning set forth in Section 15.1.

3.44  “Series B-[•] Preferred Stock” shall have the meaning set forth in Section 1.

3.45  “Series B-[•] Preferred Stock Register” shall have the meaning set forth in Section 7.5.

3.46  “Trading Day” means a day on which the Common Stock is traded for any period on the principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

3.47  “Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Corporation, or any successor transfer agent for the Corporation.

SECTION 4.  Dividends. If and when the Board declares a dividend or distribution, other than a dividend or distribution for Common Stock or Convertible Securities, which shall be paid to the holders of Common Stock out of funds legally available for that purpose, the holders of shares of Series B-[•] Preferred Stock shall be entitled to receive, dividends or distributions on each share of Series B-[•] Preferred Stock equal to (on an as-if-converted-to-Common Stock basis and in the same form as) dividends or distributions actually paid on each share of the Common Stock. Such dividends or distributions will be paid to the holders of Series B-[•] Preferred Stock when such dividends or distributions are paid on shares of the Common Stock. If the Corporation does not have sufficient funds, assets or surplus, as the case may be, to pay the dividend or distribution required by this Section 4 to holders of Series B-[•] Preferred Stock, the dividend declared to holders of Common Stock shall be null and void in all respects.

____________

1        NTD: To be 1,000,000 times the greater of (i) the average Closing Sale Price of the Common Stock for the five (5) Trading Days immediately prior to the Original Issue Date and (ii) the average Closing Sale Price of the Common Stock for the five (5) Trading Days immediately prior to the date of the Securities Purchase Agreement.

SECTION 5.  LIQUIDATION, DISSOLUTION OR WINDING UP.

5.1  In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series B-[•] Preferred Stock shall be entitled to receive distribution of any of the assets or surplus funds of the Corporation pro rata with the holders of the Common Stock and any other Investor Preferred Stock (as defined below) so entitled, in an amount equal to such amount per share as would have been payable had all shares of Series B Preferred Stock been converted to Common Stock pursuant to Section 7 immediately prior to such liquidation, dissolution or winding up of the Corporation, which amounts shall be paid pari passu with all holders of Common Stock.

5.2  The dollar amounts specified in Section 5.1 shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series B-[•] Preferred Stock and certain other issuances of equity which occur after the filing of this Certificate of Designation pursuant to Section 9 hereof.

5.3  Insofar as any distribution pursuant to Section 5.1 consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5.1, be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

(i)  If traded on a securities exchange, the value shall be deemed to be the average of the Closing Sale Price of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(ii)  If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(iii)  If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(b)  The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (a) (i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

5.4  In the event of (i) a merger or consolidation of the Corporation with any other corporation or other entity that results in the inability of the shareholders of the Corporation immediately preceding such merger or consolidation to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company, including any such merger or consolidation in which the holders receive cash, securities or other property for their shares, or (ii) the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation to a third party purchaser ((i) or (ii), a “Change of Control”), the Series B-[•] Preferred Stock shall participate in any cash, securities or other property payable to the shareholders of the Corporation in or as a consequence of such Change of Control pro rata with the holders of Common Stock as if each share of Series B-[•] Preferred Stock had been converted to Common Stock pursuant to Section 7 immediately prior to such event.

SECTION 6.  Voting.

6.1  General. Except as required by applicable law and as set forth below, the holders of the Series B-[•] Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting or any matters of the Corporation.

6.2  Election of Directors; Board Observer Right.

(a)  At all times when the holders of Investor Preferred Stock shall beneficially own at least ten percent (10%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common

Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one (1) director of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least fifteen percent (15%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect two (2) directors of the Corporation. At tall times when the holders of the Investor Preferred Stock shall beneficially own at least thirty percent (30%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect three (3) directors of the Corporation. At all times when the holders of Investor Preferred Stock beneficially own at least forty percent (40)% of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to nominate and designate a fourth director of the Corporation, provided, however, that any fourth director proposed to be appointed pursuant to this Section 6.2(a) would be subject to the reasonable, good faith review and determination of the nominating and corporate governance committee of the Board (the “Nominating Committee”) that the election of such director not result in either (i) the Corporation being in violation of any rules and regulations (including the independence and other director qualification requirements) of the Securities and Exchange Commission or any national securities exchange on which the Corporation’s securities are then listed or any other applicable law or (ii) a determination that such appointment would constitute a change in control of the Company under the Company’s governing documents or applicable law, in the case of each of the foregoing clauses (i) and (ii) as reasonably determined in good faith by the Nominating Committee upon the written advice of counsel (which such advice shall be shared with the holders of the Investor Preferred Stock) and any such director following appointment shall be designated by the Nominating Committee (or Board) to a class of common directors for approval by the stockholders of the Company at the applicable annual meeting of stockholders. In the event that any such fourth director designated pursuant to the foregoing sentence is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock shall have the right to appoint and elect a replacement for such director, in each case pursuant to the Nominating Committee approval requirements set forth above, which such director following Nominating Committee approval shall be designated to the same class of common directors as the prior appointee for approval by the stockholders of the Company at the applicable annual meeting of stockholders to approve directors of such class. To the extent one or more directors are appointed and elected as provided in this Section 6.2(a) for each committee of the Board for which at least one such director is qualified under applicable law and the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed to serve, the Board shall invite at least one such director, so qualified, to serve on such committee. The appointment and election of any director pursuant to this Section 6.2(a) may be made by, and only by, the affirmative vote of the holders of record of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders. Any director appointed and elected as provided in this Section 6.2(a) may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders, and any such notification may be made by electronic mail directed to the Secretary of the Corporation. In the event that a director appointed and elected by the holders of Investor Preferred Stock resigns or is unable to serve as a member of the Board, the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect a director to full such vacancy. Any appointment or removal of any director pursuant to this Section 6.2(a) shall be effective immediately upon delivery to the Corporation of a notification of the results of the applicable special meeting or upon delivery of the applicable written consent, as the case may be. If the holders of the Investor Preferred Stock fail to appoint a sufficient number of directors to fill all directorships for which they are entitled to appoint directors pursuant to this Section 6.2(a) (including following the removal or resignation of any such director or the inability of any such director to serve on the Board), then any directorship not so filled shall remain vacant until such time as the holders of the Investor Preferred Stock appoint and elect an individual to fill such directorship voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a); and no such directorship may be filled other than by the holders of the Investor Preferred Stock, voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a). For the avoidance of doubt, the rights provided by this Section 6.2(a) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint and elect a maximum of four (4) directors of the Corporation pursuant to the designation rights provided by the certificates of designations governing the Investor Preferred Stock.

(b)  At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of Investor Preferred Stock share the right to appoint one non-voting observer to the Board (the “Board Observer”). The Board shall permit the Board Observer to attend all meetings of the Board and of any committee thereof as a non-voting observer, in each case to the extent permissible under applicable law or the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed, and will give such individual notice of such meetings at the same time and in the same manner as notice is provided to the members of the Board. The Board Observer shall be entitled to concurrent receipt of any materials provided to the Board or any committee thereof, provided, that the Board Observer shall agree to hold in confidence and trust all information so provided; and provided further, that the Board may withhold any information and exclude the Board Observer from any meeting or portion thereof for any legitimate business or legal reason (as determined in the Board’s sole discretion). The Board will provide expense reimbursement to any Board Observer on the same basis as if such Board Observer were a director of the Corporation. For the avoidance of doubt, the rights provided by this Section 6.2(b) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint one (1) Board Observer pursuant to the designation rights provided by the certificate of designations governing the Investor Preferred Stock.

(c)  At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of the Investor Preferred Stock shall, by exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement or conversion of the Investor Preferred Stock, be deemed to have agreed to not vote any shares of Common Stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement in any election of directors.

6.3  Preferred Stock Protective Provisions. Until the later of (i) such time when the holders of Investor Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Corporation and (ii) five (5) years following the Original Issue date, the Corporation shall not, either directly or indirectly, by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect or validate any of the following acts or transactions without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote of a majority of the outstanding shares of preferred stock (the “Investor Preferred Stock”) issued pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2024, by and among the Corporation and CCM Denali Equity Holdings, LP (the “Securities Purchase Agreement”) or that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Corporation, the guarantors party thereto, the various lenders thereto and CCM Denali Debt Holdings, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”), and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect:

(a)  liquidate, dissolve or wind-up the business and affairs of the Corporation or effect any event that requires a distribution to the Corporation’s stockholders in accordance with their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance;

(b)  amend, alter, repeal or waive any provision of the Restated Certificate or Bylaws of the Corporation in a manner that would adversely affect the special rights, powers, preferences or privileges of the Preferred Stock (or any series thereof);

(c)  create or issue or obligate itself to issue shares of, or reclassify, any capital stock of the Corporation, other than Excluded Issuances;

(d)  increase or decrease the authorized number of shares of Preferred Stock, or create any additional class or series of capital stock of the Corporation (other than increases in the number of the authorized shares of Common Stock); or

(e)  purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation, other than (i) redemptions of or dividends or distributions on the Investor Preferred Stock as expressly authorized herein or in the certificate of designations of any Investor Preferred Stock, and (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;

provided, however, holders of the Investor Preferred Stock shall have the right set forth in Section 6.3(b) so long as any shares of Investor Preferred Stock remain outstanding.

SECTION 7.  Conversion.

7.1  Conversions at Option of Holder. Each share of Series B-[•] Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date and through the Maturity Date (as defined in the Credit Agreement), at the option of the holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio (as defined below). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Other than a conversion pursuant to Section 5.4 or Section 9.2, or following a notice provided for under Section 7.4(b) hereof, the Notice of Conversion must specify a number of shares of Series B-[•] Preferred Stock to be converted. Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the holder by either, as the Notice of Conversion so specifies, (i) by crediting the account of the holder’s (or its designee’s) balance account with The Depository Trust Company (“DTC”) through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in the DTC Fast Automated Securities Transfer Program (a “DWAC Delivery”) and such Conversion Shares may be so issued in compliance with the requirements of the Securities Act and DTC, or (ii) by physical or electronic delivery, at the election of the holder, of a book entry statement(s), registered in the name of the holder (or its designee), for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address or e-mail, as applicable, specified by the holder in the Notice of Conversion. The “Conversion Date,” or the date on which a conversion shall be deemed effective, shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by email to, and received during regular business hours by, an officer of the Corporation provided that, to the extent there are such officers, each such notice shall be sent to each of the chief executive officer, chief financial officer and general counsel of the Corporation; provided, further, that the original share certificate(s) (if applicable) representing such shares of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original share certificate(s) (if applicable) of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. No ink original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.

7.2  Conversion Ratio. Each share of Series B-[•] Preferred Stock is convertible at a rate of one million (1,000,000) shares of Common Stock for each share of Series B-[•] Preferred Stock, subject to adjustment as set forth in Section 9 below (this rate, as adjusted from time to time, the “Conversion Ratio”).

7.3  Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of the Series B-[•] Preferred Stock, and a holder shall not have the right to convert any portion of the Series B-[•] Preferred Stock, to the extent that, after giving effect to an attempted conversion set forth on an applicable Notice of Conversion, such holder (together with such holder’s Affiliates, and any other Person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series B-[•] Preferred Stock subject to the Notice of Conversion with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B-[•] Preferred Stock beneficially owned by such holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained herein. For purposes of this Section 7.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission. For purposes of this Section 7.3, in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the holder setting forth the number of shares of Common Stock then outstanding. Upon the written request of a holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such holder (which may be via email) the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B-[•] Preferred Stock and Warrant Shares (as defined in the Securities Purchase Agreement) issued pursuant to the Securities Purchase Agreement and Credit Agreement, by such holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the holder. The “Beneficial Ownership Limitation” shall initially be 49.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock pursuant to such Notice of Conversion (to the extent permitted pursuant to this Section 7.3); provided, however, that by written notice to the Corporation, which will not be effective until the 61st day after such notice is delivered to the Corporation, the holder may waive or amend the provisions of this Section 7.3 to change the Beneficial Ownership Limitation to any other number less than or equal to 49.9%, and the provisions of this Section 7.3 shall continue to apply. The Corporation shall be entitled to rely on representations made to it by the holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. Notwithstanding the foregoing, by written notice to the Corporation, any holder may amend the Beneficial Ownership Limitation percentage with respect to such holder to any percentage that is lower than or equal to 49.9%. The provisions of this Section 7.3 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series B-[•] Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

7.4  Mechanics of Conversion

(a)  Delivery of Certificate or Electronic Issuance Upon Conversion. Not later than three (3) Trading Days after the applicable Conversion Date, or if the holder requests the issuance of physical certificate(s) for its Conversion Shares, two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B-[•] Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall (a) deliver, or cause to be delivered, to the converting holder a physical certificate or certificates (or electronic book entry statements) representing the number of Conversion Shares being acquired upon the conversion of shares of Series B-[•] Preferred Stock or (b) in the case of a DWAC Delivery, electronically transfer such Conversion Shares by crediting the account of the holder’s (or its designee’s) prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates (or electronic book entry statements) are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable holder by the Share Delivery Date, the applicable holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates (or electronic book entry statements) for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such holder any original Series B-[•] Preferred Stock certificate delivered to the Corporation and such holder shall promptly return to the Corporation any Common Stock certificates (or electronic book entry statements) or otherwise direct the return of any shares of Common Stock delivered to the holder through the DWAC system, representing the shares of Series B-[•] Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(b)  Obligation Absolute. Subject to Section 7.3 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, the Corporation’s obligation to issue and deliver (or cause the Transfer Agent to deliver) the Conversion Shares upon conversion of Series B-[•] Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such holder in connection with the issuance of such Conversion Shares. Subject to Section 7.3 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, in the event a holder shall elect to convert any or all of its Series B-[•] Preferred Stock, the Corporation may not refuse conversion based on any claim that such holder or anyone associated or affiliated with such holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to holder, restraining and/or enjoining conversion of all or part of the Series B-[•] Preferred Stock of such holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B-[•] Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 7 hereof and subject to holder’s right to rescind a Notice of Conversion pursuant to Section 7.4(a) above, issue Conversion Shares upon a properly noticed conversion. If the Corporation fails to deliver (or cause the Transfer Agent to deliver) to a holder such certificate or certificates (or book entry statements), or electronically deliver (or cause its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 7.4(a) on or prior to the fifth (5th) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by incorrect or incomplete information provided by holder to the Corporation), then, unless the holder has rescinded the applicable Notice of Conversion pursuant to Section 7.4(a) above, the Corporation shall pay (as liquidated damages and not as a penalty) to such holder an amount payable, at the holder’s option, either (a) in cash or (b) to the extent that it would not cause the holder or its Attribution Parties to exceed the Beneficial Ownership Limitation, in shares of Common Stock that are valued for these purposes at the Closing Sale Price on the date of such calculation, in each case equal to the product of (x) the number of Conversion Shares required to have been issued by the Corporation on such Share Delivery Date, (y) an amount equal to the Daily Failure Amount and (z) the number of Trading Days actually lapsed after such fifth (5th) Trading Day after the Share Delivery Date during which such certificates (or book entry statements) have not been delivered, or, in the case of a DWAC Delivery, such shares have not been electronically delivered; provided, however, the holder shall only receive up to such amount of shares of Common Stock such that holder and its Attribution Parties and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall not collectively beneficially own greater than the Beneficial Ownership Limitation. Nothing herein shall limit a holder’s right to pursue actual damages for the Corporation’s failure to deliver (or failure to cause the Transfer Agent to deliver) Conversion Shares within the period specified herein and such holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided, that holder shall not receive duplicate damages for the Corporation’s failure to deliver (or failure to cause the Transfer Agent to deliver) Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(c)  Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver (or cause the Transfer Agent to electronically deliver) to a holder the applicable certificate or certificates or book entry statement or statements or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 7.4(a) (other than a failure caused by incorrect or incomplete information provided by holder to the Corporation), and if after such Share Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series B-[•] Preferred Stock equal to the number of shares of Series B-[•] Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied (or caused the Transfer Agent to timely comply) with its delivery requirements under Section 7.4(a). For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B-[•] Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver (or cause the Transfer Agent to deliver) certificates (or book entry statements) representing shares of Common Stock upon conversion of the shares of Series B-[•] Preferred Stock as required pursuant to the terms hereof; provided, however, that the holder shall not be entitled to both (i) require the reissuance of the shares of Series B-[•] Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied (or caused the Transfer Agent to timely comply) with its delivery requirements under Section 7.4(a).

(d) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B-[•] Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Series B-[•] Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 9) upon the conversion of all outstanding shares of Series B-[•] Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

(e) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series B-[•] Preferred Stock. As to any fraction of a share which a holder would otherwise be entitled to receive upon such conversion, such fraction shall be rounded down to the next whole share.

(f) Transfer Taxes. The issuance of certificates (or book entry statements) for shares of the Common Stock upon conversion of the Series B-[•] Preferred Stock shall be made without charge to any holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates (or book entry statements), provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate (or book entry statement) upon conversion in a name other than that of the registered holder(s) of such shares of Series B-[•] Preferred Stock and the Corporation shall not be required to issue or deliver such certificates (or book entry statements) unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(g) Status as Stockholder. Upon each Conversion Date, (i) the shares of Series B-[•] Preferred Stock being converted shall be deemed converted into shares of Common Stock; (ii) the holders of such converted shares shall assume the rights, privileges, and obligations of a holder of Common Stock of the Corporation; and (iii) the holder’s rights as a holder of such Converted Shares of Series B-[•] Preferred Stock shall cease and terminate, excepting only the right to receive certificates (or book-entry statements) or otherwise electronic delivery for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B-[•] Preferred Stock.

7.5  Register. The Corporation or the Transfer Agent shall maintain a register for the recordation of the names and addresses of the holders of each share of the Series B-[•] Preferred Stock (the “Series B-[•] Preferred Stock Register”). The Corporation may deem and treat the registered holder as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall register the transfer of any shares of Series B-[•] Preferred Stock in the Series B-[•] Preferred Stock Register, upon surrender of the certificates evidencing such shares to be transferred, duly endorsed by the holder thereof, to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series B-[•] Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring holder, in each case, within three (3) Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all holders from time to time and shall be enforceable by any such holder.

SECTION 8.  Redemption

8.1  Redemption and Redemption Price. At any time after the fifth anniversary of the Original Issue Date any holder of the shares of Series B-[•] Preferred Stock may, at its option, require the Corporation to redeem the Series B-[•] Preferred Stock, in whole or in part, owned by such holder at the Redemption Price (as defined below); provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series B-[•] Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price per share of the Series B-[•] Preferred Stock shall be an amount per share equal to the greater of (i) the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date and (ii) the number of shares of Common Stock issuable pursuant to the Conversion Ratio multiplied by the average of the Closing Sale Price of the Common Stock for the five (5) Business Days immediately prior to the date of the Redemption Notice (defined below) plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price must be paid in cash.

8.2  Redemption Notice. A holder of Series B-[•] Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series B-[•] Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which a holder of Series B-[•] Preferred Stock desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by a holder of Series B-[•] Preferred Stock to the Corporation in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state the total number of shares required by the holder of Series B-[•] Preferred Stock to be redeemed and the Redemption Date. Promptly following receipt of a Redemption Notice given by a holder of Series B-[•] Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series B-[•] Preferred Stock required to be redeemed.

8.3  Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series B-[•] Preferred Stock required by the holder thereof to be redeemed shall be payable to the holder(s) of the Series B-[•] Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series B-[•] Preferred Stock required by the holder thereof to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the notice of the Corporation described in Section 8.2 above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

8.4  Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in Section 8.5 below, then notwithstanding that the certificates evidencing any of the shares of Series B-[•] Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

8.5  Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series B-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares of Series B-[•] Preferred Stock to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares of Series B-[•] Preferred Stock shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares of Series B-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

SECTION 9.  Anti-Dilution Adjustments.

9.1  Stock Dividends, Splits, Etc. If the Corporation declares or pays a dividend or distribution on the outstanding shares of Common Stock or securities convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) then the Conversion Ratio shall be increased by the total shares of Common Stock issued (or issuable in the case of Convertible Securities) that would have been issued to a holder of the number of shares of Common Stock equal to the Conversion Ratio immediately prior to such dividend or distribution. If the Corporation subdivides the Common Stock by reclassification or otherwise into a greater number of shares, then the Conversion Ratio shall be proportionately increased, provided the Original Issue Price shall remain the same. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Conversion Ratio shall be proportionately decreased, provided the Original Issue Price shall remain the same.

9.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Corporation securities of a different class and/or series, then from and after the consummation of such event, a share of Series B-[•] Preferred Stock shall be convertible into the number, class and series of Corporation securities that a holder of the number of shares of Common Stock equal to the Conversion Ratio immediately prior to such reclassification, exchange, combination or substitution would have received, provided the Original Issue Price shall remain the same, subject to further adjustment thereafter from time to time in accordance with the provisions hereof. The provisions of this Section 9.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

9.3 Adjustment for Issuance of Applicable Shares. If the Corporation shall issue or sell any shares of Common Stock (other than shares included in the Excluded Issuances, as defined below) (“Applicable Shares”), or options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per share initially deliverable upon issuance, conversion or exchange of such securities less than the then applicable Conversion Price, then effective immediately upon such issuance or sale, the Conversion Ratio shall be increased, and shall not be reduced, in accordance with the following formula:

CR1 = CR0 x [(OS + D) / (OS + PS)]
CR1 =	the new Conversion Ratio
CR0 =	the then applicable Conversion Ratio
OS =	the number of shares of Common Stock outstanding immediately prior to the issuance of such securities
D =	the maximum number of shares of Common Stock deliverable upon issuance of such securities
PS =	the aggregate number of shares of Common Stock which the aggregate amount of consideration received by the Corporation upon such issuance or sale would have purchased at the Conversion Price

9.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the Conversion Ratio in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the exercise of warrants or conversion of preferred stock issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the date of this Certificate of Designation without alteration; (3) pursuant to agreements in effect as of date of this Certificate of Designation (provided that such agreements are not amended, amended and restated, modified or supplemented after the date of this Certificate of Designation to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Certificate of Designation (or any securities issued or issuable hereunder)); (4) the issuance of Common Stock (or options or other similar instruments convertible into Common Stock) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; and (5) the issuance of Common Stock pursuant to any registered offering of Common Stock or a private placement of Common Stock in accordance with the exemptions provided under Section 4(a)(2) of the Securities Act, each as principally for bona fide equity financing purposes; provided, however, that clause (5) of the definition of Excluded Issuance shall only be an Excluded Issuance for the purposes of Section 6.3(c) of this Certificate of Designation (and, for the avoidance of doubt, not an “Excluded Issuance” for any other purposes (including, without limitation, any anti-dilution adjustments in this Certificate of Designation)).

9.5  Expiration of Securities. Expiration of Securities. Upon the expiration or termination of any unexercised options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Ratio, the Conversion Ratio shall be readjusted to such Conversion Ratio as would have been in effect had such options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

9.6  Pre-emptive Rights.

(a)  If the Corporation proposes to offer or sell any New Securities (as defined below), the Corporation shall first offer such New Securities to the holders of the Series B-[•] Preferred Stock. The holder shall be entitled to participate in the such offering of New Securities (the “Offering”) on a pro rata basis, determined by dividing (i) the number of shares of Series B-[•] Preferred Stock, on as converted basis, held by the holder, by the (ii) total number of shares of Common Stock issued and outstanding at the time of such offering plus the number of shares of Series B Preferred Stock outstanding, on an as converted basis. The Corporation shall give notice (the “Offer Notice”) to the Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities, provided that if the New Securities are to be sold in an underwritten public offering, the price with respect to such New Securities shall be such public offering price that the Corporation anticipates in such offering, as determined by the Corporation in good faith at the time of the Offer Notice. The holder may elect by written notice delivered to the Corporation within two (2) Business Days, or, in the case of a registered offering, one (1) Business Day, of the date the Offer Notice is given to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that shares of Common Stock then held by the holder (including all shares of Common Stock represented by Preferred Stock or other Convertible Securities) bears to the total number of shares of Common Stock of the Corporation then outstanding; provided that, if such holder elects to participate in the Offering pursuant to this Section 9.6, upon the request of the holder, the Corporation shall be required to extend the closing for the holder’s purchase of New Securities in the Offering to a date selected by such holder, which date shall be no later than the date that is ten (10) Business Days following the closing of the Offering.

(b)   For the purposes of Section 9.6(a), “New Securities” shall mean any Securities other than (i) Common Stock or Convertible Securities to give effect to the transactions contemplated under the Securities Purchase Agreement and Credit Agreement; (ii) Common Stock, Convertible Securities, or Common Stock issuable upon exercise of options or restricted stock under the Corporation’s equity plans; (iii) Common Stock upon the conversion, exchange or exercise of any Convertible Securities; (iv) Common Stock issuable upon stock dividend or distribution, stock split, share subdivision, recapitalization, reclassification or similar transaction affecting the holders of Common Stock on a pro rata basis or (v) Common Stock issuable pursuant to the adjustments provided in Section 9 hereof and similar provisions contained in equity issued pursuant to the Securities Purchase Agreement and Credit Agreement.

9.7  Certain Events. If any event of the type contemplated by the provisions of this Section 9.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment to the Conversion Ratio so as to protect the rights of the holders of the Series B-[•] Preferred Stock in a manner consistent with the provisions of this Section 9.7; provided, that no such adjustment pursuant to this Section 9.7 shall decrease the Conversion Ratio or decrease the Original Issue Price.

9.8  Calculations. All calculations under this Section 9.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

9.9  Notice of Adjustments. Whenever the Conversion Ratio is adjusted as provided under this Section 9.9, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware), provide a written notice to the holders of the Series B-[•] Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Ratio was determined and setting forth the adjusted applicable Conversion Ratio.

SECTION 10. No Re-issuance of Preferred Stock. No shares of Series B-[•] Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

SECTION 11. AMENDMENT, SUPPLEMENT AND WAIVER. Without the consent of a majority of holders of the Series B-[•] Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series B-[•] Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

SECTION 12. Lost or Mutilated Series B-[•] Preferred Stock Certificate. If a holder’s Series B-[•] Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B-[•] Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures as the Corporation may prescribe.

SECTION 13. No Impairment. The Corporation will not, by amendment of its Restated Certificate or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders against impairment.

SECTION 14. SEverability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

SECTION 15. Dispute Resolution.

15.1 Submission to Dispute Resolution. In the case of a dispute relating to a Closing Sale Price, Conversion Ratio, Original Issue Price, Redemption Price, Buy-In and fair market value or any other computation required to be made hereunder (each of the foregoing a “Disputed Calculation” and together the “Disputed Calculations”) or the arithmetic calculation of any of the foregoing (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving rise to such dispute. If the Disputing Party and the Responding Party are unable to promptly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent, reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the Final Selection Deadline.

15.2  The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures set forth in Section 15.1 (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of Section 15.1 and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the claims raised in the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

15.3  The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to Section 15.1 to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

15.4  Notwithstanding anything to the contrary set forth in this Section 15, nothing in this Section 15 shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 15 or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 15 by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

SECTION 16. CORPORATE OPPORTUNITIES.. Notwithstanding anything contained herein or in any other Transaction Documents (as defined in the Securities Purchase Agreement), each of the holders of Investor Preferred Stock, any of their respective Affiliates and any of its or their respective directors, officers, employees and consultants, including any director appointed to the Board pursuant to Section 6.2(a) (collectively, the “Investor Related Parties”), may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage, including those competitive with the business of the Corporation, or other transactions in which the Corporation, its subsidiaries, any member of the Board or any other shareholder of the Corporation may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person (“Investor Transactions”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, such Investor Related Party expressly and solely in such Investor Related Party’s capacity as a director of the Corporation, in each case without any prior Corporation, Board or stockholder notification or approval; provided, that if the Corporation, to the Investor Related Party’s knowledge, is considering the same Investor Transaction, the Investor Related Party will promptly notify the Corporation of its interest in such Investor Transaction and cause each member of the Board that is an Investor Related Party to recuse himself from all Board discussions and activities relating to such Investor Transaction. Without limiting the generality of the foregoing, the Corporation agrees and acknowledges that Investor Related Parties and their respective Affiliates may have both passive and non-passive interests in Persons deemed competitors of the Corporation, and that the provisions of the immediately preceding sentence shall be applicable to such competitors, their respective Affiliates and any of their respective directors, officers and employees in respect thereof. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 16.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated:	June [•], 20[•]
EOS ENERGY ENTERPRISES, INC.
a Delaware corporation
By:
Name:	[•]
Title:	Secretary

FORM OF PREFERRED STOCK CERTIFICATE

SEE RESTRICTIVE LEGENDS ON REVERSE SIDE OF CERTIFICATE
PB-___	*__________* Shares
Series B-[•] Preferred Stock

EOS ENERGY ENTERPRISES, INC.
A Delaware Corporation

THIS CERTIFIES THAT *__________* is the record holder of *__________* shares of Series B-[•] Non-Voting Convertible Preferred Stock of Eos Energy Enterprises, Inc. transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, the Certificate of Designation of Series B-[•] Non-Voting Convertible Preferred Stock, and the Bylaws of the Corporation, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of the Certificate of Incorporation, the Certificate of Designation of Series B-[•] Non-Voting Convertible Preferred Stock, and the Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this ___ day of _________, 20__.

Michael Silberman, Secretary	Joseph Mastrangelo, Chief Executive Officer

FOR VALUE RECEIVED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
(Signature)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. ACCORDINGLY, THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THE SECURITIES REPRSENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANFSER UNDER THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE 21, 2024 BETWEEN THE COMPANY AND THE PURCHASER NAMED ON THE SIGNATURE PAGES THERETO.

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF

SERIES B-[•] PREFERRED STOCK)

The undersigned holder hereby irrevocably elects to convert the number of shares of Series B-[•] Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Eos Energy Enterprises, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B-[•] Convertible Preferred Stock (the “Restated Certificate”) filed by the Corporation with the Secretary of State of the State of Delaware on ________, 20__.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned holder (together with such holder’s Affiliates, and any other person whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the Commission, including any “group” of which the holder is a member (the foregoing, “Attribution Parties”)), including the number of shares of Common Stock issuable upon conversion of the Series B-[•] Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B-[•] Preferred Stock beneficially owned by such holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 7.3 of the Restated Certificate, is %. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable regulations of the Commission.

Conversion calculations:

Date to Effect Conversion:__________________________________________________________
Number of shares of Series B-[•] Preferred Stock owned prior to Conversion:_________________
Number of shares of Series B-[•] Preferred Stock to be Converted: _________________________
Number of shares of Common Stock to be Issued: _________________________
For Physical Certificate Delivery of Series B-[•] Preferred Stock or Common Stock:
Address for Delivery of Physical Certificates of Series B-[•] Preferred Stock Reflecting Post Conversion Series B-[•] Preferred Stock (if any):
Address for Delivery of Physical Certificates of Common Stock:

or

For Book Entry Delivery:
Address for Physical Delivery of Book Entry Statements for Common Stock:

E-mail Address for Electronic Delivery of Book Entry Statements for Common Stock:

or
For DWAC Delivery:
DWAC Instructions: _______________________________________________________________
Broker no.: ______________________________________________________________________
Account no.: _____________________________________________________________________

Appendix F

FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A-[•] NON-VOTING NON-CONVERTIBLE PREFERRED STOCK

OF

EOS ENERGY ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Michael Silberman, the Secretary of Eos Energy Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Second Amended and Restated Bylaws (the “Bylaws”), the Board of Directors (the “Board”) of the Corporation has adopted the following preamble and resolution at a meeting of the Board held on [•]:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 16, 2020, as amended by that certain First Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on June 28, 2022 and that certain Second Amendment to the Third Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on May 8, 2024 (as amended, the “Restated Certificate”) provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of the Corporation the authority to fix the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

SECTION 1. Designation. There is hereby provided a series of Preferred Stock designated the Series A-[•] Non-Voting Non-Convertible Preferred Stock (the “Series A-[•] Preferred Stock”).

SECTION 2. Number. The number of shares constituting the Series A-[•] Preferred Stock is fixed at [•] ([•]) shares.

SECTION 3. Definitions. For purposes of this Certificate of Designation the following definitions shall apply:

3.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

3.2 “Alternative Selection Deadline” shall have the meaning set forth in Section15.1.

3.3 “Applicable Shares” shall have the meaning set forth in Section 9(c).

3.4 “Board” means the Board of Directors of the Corporation.

3.5 “Board Observer” shall have the meaning set forth in Section 6.2(b).

3.6 “Change of Control” shall have the meaning set forth in Section 5.4.

3.7 “Common Stock” means the Common Stock, $0.0001 par value per share, of this Corporation.

3.8 “Convertible Securities” shall have the meaning set forth in Section 9.1.

3.9 “Corporation” means Eos Energy Enterprises, Inc.

3.10 “Credit Agreement” shall have the meaning set forth in Section 6.3.

3.11 “Disputing Party” shall have the meaning set forth in Section 15.1.

3.12 “Excluded Issuance” shall have the meaning set forth in Section 9.4.

3.13 “Dispute Submission Deadline” shall have the meaning set forth in Section 15.2.

3.14 “Disputed Calculation” or “Disputed Calculations” shall have the meaning set forth in Section 15.1.

3.15 “Disputing Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.16 “Final Selection Deadline” shall have the meaning set forth in Section 15.1.

3.17 “Investor Preferred Stock” shall have the meaning set forth in Section 6.3.

3.18 “Investor Related Parties” shall have the meaning set forth in Section 16.

3.19 “Investor Transactions” shall have the meaning set forth in Section 16.

3.20 “Original Issue Date” means the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

3.21 “Original Issue Price” means [•] $[•].

3.22 “Original Issue Price Per Share” shall have the meaning set forth in Section 9.3.

3.23 “Person” and “Persons” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

3.24 “Redemption Date” shall have the meaning set forth in Section 8.2.

3.25 “Redemption Notice” shall have the meaning set forth in Section 8.2.

3.26 “Redemption Price” shall have the meaning set forth in Section 8.1.

3.27 “Required Dispute Documentation” shall have the meaning set forth in Section 15.2.

3.28 “Responding Party” shall have the meaning set forth in Section 15.1.

3.29 “Responding Party’s Selection List” shall have the meaning set forth in Section 15.1.

3.30 “Securities Purchase Agreement” shall have the meaning set forth in Section 6.3.

3.31 “Series A-[•] Liquidation Value” shall have the meaning set forth in Section 5.1.

3.32 “Series A-[•] Preferred Stock” shall have the meaning set forth in Section 1.

3.33 “Selection Deadline” shall have the meaning set forth in Section15.1.

SECTION 4. Dividends. If and when the Board declares a dividend or distribution, other than a dividend or distribution for Common Stock or Convertible Securities, which shall be paid to the holders of Common Stock out of funds legally available for that purpose, the holders of shares of Series A-[•] Preferred Stock shall be entitled to receive, dividends or distributions on each share of Series A-[•] Preferred Stock equal to (and in the same form as): (1) dividends or distributions actually paid on each share of the Common Stock multiplied by (2) the number of shares of Common Stock represented by the Series A-[•] Liquidation Value (as defined in Section 5.1). Such dividends or distributions will be paid to the holders of the Series A-[•] Preferred Stock when such dividends or distributions are paid on shares of the Common Stock. If the Corporation does not have sufficient funds, assets or surplus, as the case may be, to pay the dividend or distribution required by this Section 4 to holders of Series A-[•] Preferred Stock, the dividend declared to holders of Common Stock shall be null and void in all respects.

SECTION 5. Liquidation, Dissolution or Winding Up.

5.1 In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of the Series A-[•] Preferred Stock shall be entitled to receive distribution of any of the assets or surplus funds of the Corporation pro rata with the holders of the Common Stock and any other shares of Investor Preferred Stock (as defined below) so entitled, as if each share of Series A-[•] Preferred Stock were equal to [•] ([•]) shares of Common Stock, which amounts shall be paid pari passu with all holders of Common Stock (the “Series A-[•] Liquidation Value”).

5.2 The dollar amounts specified in Section 5.1 shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series A-[•] Preferred Stock and certain other issuances of equity which occur after the filing of this Certificate of Designation pursuant to Section 9 hereof.

5.3 Insofar as any distribution pursuant to Section 5.1 consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5.1, be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

(i) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(b) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (a) (i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

5.4 In the event of (i) a merger or consolidation of the Corporation with any other corporation or other entity that results in the inability of the shareholders of the Corporation immediately preceding such merger or consolidation to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company, including any such merger or consolidation in which the holders receive cash, securities or other property for their shares, or (ii) the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation to a third party purchaser ((i) or (ii), a “Change of Control”), the Series A-[•] Preferred Stock shall participate in any cash, securities or other property payable to the shareholders of the Corporation in or as a consequence of such Change of Control pro rata with the holders of Common Stock as if each share of Series A-[•] Preferred Stock were the number of shares of Common Stock represented by the Series A-[•] Liquidation Value.

SECTION 6. Voting.

6.1 General. Except as required by applicable law and as set forth below, the holders of the Series A-[•] Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting or any matters of the Corporation.

6.2 Election of Directors; Board Observer Right.

(a) At all times when the holders of Investor Preferred Stock shall beneficially own at least ten percent (10%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one (1) director of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least fifteen percent (15%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect two (2) directors of the Corporation. At all times when the holders of the Investor Preferred Stock shall beneficially own at least thirty percent (30%) of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect three (3) directors of the Corporation. At all times when the holders of Investor Preferred Stock shall beneficially own at least forty percent (40)% of the capital stock of the Corporation (subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Preferred Stock or the Common Stock), the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to nominate and designate a fourth director of the Corporation, provided, however, that any fourth director proposed to be appointed pursuant to this Section 6.2(a) would be subject to the reasonable, good faith review and determination of the nominating and corporate governance committee of the Board (the “Nominating Committee”) that the election of such director not result in either (i) the Corporation being in violation of any rules and regulations (including the independence and other director qualification requirements) of the Securities and Exchange Commission or any national securities exchange on which the Corporation’s securities are then listed or any other applicable law or (ii) a determination that such appointment would constitute a change in control of the Company under the Company’s governing documents or applicable law, in the case of each of the foregoing clauses (i) and (ii) as reasonably determined in good faith by the Nominating Committee upon the written advice of counsel (which such advice shall be shared with the holders of the Investor Preferred Stock), and any such director following appointment shall be designated by the Nominating Committee (or Board) to a class of common directors for approval by the stockholders of the Company at the applicable annual meeting of stockholders. In the event that any such fourth director designated pursuant to the foregoing sentence is not approved by the stockholders of the Company at the applicable annual meeting of stockholders, the holders of record of the shares of Investor Preferred Stock shall have the right to appoint and elect a replacement for such director, in each case pursuant to the Nominating Committee approval requirements set forth above, which such director following Nominating Committee approval shall be designated to the same class of common directors as the prior appointee for approval by the stockholders of the Company at the applicable annual meeting of stockholders to approve directors of such class. . To the extent one or more directors are appointed and elected as provided in this Section 6.2(a), for each committee of the Board for which at least one such director is qualified under applicable law and the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed to serve, the Board shall invite at least one such director, so qualified, to serve on such committee. The appointment and election of any director pursuant to this Section 6.2(a) may be made by, and only by, the affirmative vote of the holders of record of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders. Any director appointed and elected as provided in this Section 6.2(a) may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the Investor Preferred Stock, given either at a special meeting of such stockholders duly called by such stockholders for that purpose or pursuant to a written consent of such stockholders, and any such notification may be made by electronic mail directed to the Secretary of the Corporation. In the event that a director appointed and elected by the holders of Investor Preferred Stock resigns or is unable to serve as a member of the Board, the holders of record of the shares of Investor Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect a director to full such vacancy. Any appointment or removal of any director pursuant to this Section 6.2(a) shall be effective immediately upon delivery to the Corporation of a notification of the results of the applicable special meeting or upon delivery of the applicable written consent, as the case may be. If the holders of the Investor Preferred Stock fail to appoint a sufficient number of directors to fill all directorships for which they are entitled to appoint directors pursuant to this Section 6.2(a) (including following the removal or resignation of any such director or the inability of any such director to serve on the Board), then any directorship not so filled shall remain vacant until such time as the holders of the

Investor Preferred Stock appoint and elect an individual to fill such directorship voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a); and no such directorship may be filled other than by the holders of the Investor Preferred Stock, voting exclusively and together as a separate class, pursuant to the terms of this Section 6.2(a). For the avoidance of doubt, the rights provided by this Section 6.2(a) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint and elect a maximum of four (4) directors of the Corporation pursuant to the designation rights provided by the certificates of designations governing the Investor Preferred Stock.

(b) At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of Investor Preferred Stock share the right to appoint one non-voting observer to the Board (the “Board Observer”). The Board shall permit the Board Observer to attend all meetings of the Board and of any committee thereof as a non-voting observer, in each case to the extent permissible under applicable law or the rules and regulations of any national securities exchange on which the Corporation’s securities are then listed, and will give such individual notice of such meetings at the same time and in the same manner as notice is provided to the members of the Board. The Board Observer shall be entitled to concurrent receipt of any materials provided to the Board or any committee thereof, provided, that the Board Observer shall agree to hold in confidence and trust all information so provided; and provided further, that the Board may withhold any information and exclude the Board Observer from any meeting or portion thereof for any legitimate business or legal reason (as determined in the Board’s sole discretion). The Board will provide expense reimbursement to any Board Observer on the same basis as if such Board Observer were a director of the Corporation. For the avoidance of doubt, the rights provided by this Section 6.2(b) shall not be duplicative of similar rights provided in any other series of Investor Preferred Stock, and the holders of the Investor Preferred Stock, at any time, shall only be entitled to appoint one (1) Board Observer pursuant to the designation rights provided by the certificate of designations governing the Investor Preferred Stock.

At all times when the holders of Investor Preferred Stock have a right to appoint at least one (1) director under Section 6.2(a), the holders of the Investor Preferred Stock shall, by exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement or conversion of the Investor Preferred Stock, be deemed to have agreed to not vote any shares of Common Stock they receive upon the conversion of any Investor Preferred Stock or the exercise of any warrants issued to such holders pursuant to the Securities Purchase Agreement in any election of directors.

6.3 Preferred Stock Protective Provisions. Until the later of (i) such time when the holders of Investor Preferred Stock shall no longer beneficially own at least 5% of the outstanding capital stock of the Corporation and (ii) five (5) years following the Original Issue Date, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, recapitalization, reclassification, waiver, statutory conversion, or otherwise, effect or validate any of the following acts or transactions without (in addition to any other vote required by law or the Restated Certificate) the written consent or affirmative vote of a majority of the outstanding shares of preferred stock (the “Investor Preferred Stock”) issued pursuant to that certain Securities Purchase Agreement, dated as of June 21, 2024, by and among the Corporation and CCM Denali Equity Holdings, LP (the “Securities Purchase Agreement”) or that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Corporation, the guarantors party thereto, the various lenders thereto and CCM Denali Debt Holdings, LP, as Administrative Agent and Collateral Agent (the “Credit Agreement”), and any such act or transaction that has not been approved by such consent or vote prior to such act or transaction being effected shall be null and void ab initio, and of no force or effect:

(a) liquidate, dissolve or wind-up the business and affairs of the Corporation or effect any event that requires a distribution to the Corporation’s stockholders in accordance with their liquidation preference, or any other merger, consolidation, statutory conversion, transfer, domestication or continuance;

(b) amend, alter, repeal or waive any provision of the Restated Certificate or Bylaws of the Corporation in a manner that would adversely affect the special rights, powers, preferences or privileges of the Preferred Stock (or any series thereof);

(c) create or issue, or obligate itself to issue, shares of, or reclassify, any capital stock of the Corporation other than Excluded Issuances;

(d) increase or decrease the authorized number of shares of Preferred Stock, or create any additional class or series of capital stock of the Corporation (other than increases in the number of the authorized shares of Common Stock); or

(e) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation, other than (i) redemptions of or dividends or distributions on the Investor Preferred Stock as expressly authorized herein or in the certificate of designations of any Investor Preferred Stock, and (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock; provided, however, holders of Investor Preferred Stock shall have the right set forth in Section 6.3(b) so long as any shares of Investor Preferred Stock remain outstanding.

SECTION 7. Conversion. The shares of Series A-[•] Preferred Stock shall not be convertible into shares of Common Stock or any other securities of the Corporation. Notwithstanding the foregoing, on the second (2nd) business day after the date that the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), each share of Series A-[•] Preferred Stock shall convert into a number of shares of Series B-1 Preferred Stock, having the terms and conditions set forth in Exhibit B to the Securities Purchase Agreement, initially convertible into a number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A-[•] Liquidation Value, provided that the holders of Series A-[•] Preferred Stock shall have the option to request, in writing, that any portion of the Series A-[•] Preferred Stock not be so converted. With respect to any shares of Series A-[•] Preferred Stock that remain outstanding after the Corporation receives the Requisite Stockholder Approval (as defined in the Credit Agreement), the Corporation shall be required to convert such shares into shares of Series B-1 Preferred Stock pursuant to this Section 7 within five (5) business days of receiving a written request (which may be by electronic mail) from the holders of such shares. The Series B-1 Preferred Stock shall have substantively similar terms to the Series A-[•] Preferred Stock, except that the Series B-1 Preferred Stock shall be convertible into Common Stock, and include conversion and antidilution terms related thereto, shall provide the holders thereof certain pre-emptive rights to participate in future offerings of equity securities by the Corporation and shall include a provision that limits the beneficial ownership of the holders thereof (together with any group of which such holders are a member) to no more than 49.9% (the “Beneficial Ownership Limitation”) of the number of shares of Common Stock then issued and outstanding, all as set forth in Exhibit B to the Securities Purchase Agreement. Notwithstanding the foregoing, by written notice to the Corporation, any holder may amend the Beneficial Ownership Limitation percentage with respect to such holder to any percentage that is lower than or equal to 49.9%.

SECTION 8. Redemption.

8.1 Redemption and Redemption Price. At any time after the fifth anniversary of the Original Issue Date, any holder of the shares of Series A-[•] Preferred Stock may, at its option, require the Corporation to redeem the Series A-[•] Preferred Stock, in whole or in part, owned by such holder at the Redemption Price (as defined below); provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series A-[•] Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price of the Series A-[•] Preferred Stock shall be an amount per share equal to the greater of (i) the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date and (ii) the number of shares of Common Stock represented by the Series A-[•] Liquidation Value multiplied by the average of the closing sale price of the Common Stock for the five (5) Business Days immediately prior to the Redemption Date plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price must be paid in cash.

8.2 Redemption Notice. A holder of Series A-[•] Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series A-[•] Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which a holder of Series A-[•] Preferred Stock desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by a holder of Series A-[•] Preferred Stock to the Corporation in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state the total number of shares required by the holder of Series A-[•] Preferred Stock to be redeemed and the Redemption Date. Promptly following receipt of a Redemption Notice given by a holder of Series A-[•] Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A-[•] Preferred Stock required to be redeemed.

8.3 Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series A-[•] Preferred Stock required by the holder thereof to be redeemed shall be payable to the holder(s) of the Series A-[•] Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series A-[•] Preferred Stock required by the holder thereof to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the notice of the Corporation described in Section 8.2 above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

8.4 Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in Section 8.5 below, then notwithstanding that the certificates evidencing any of the shares of Series A-[•] Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

8.5 Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series A-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares of Series A-[•] Preferred Stock to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares of Series A-[•] Preferred Stock shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date shall be released or repaid to the Corporation, after which the holders of shares of Series A-[•] Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

SECTION 9. Anti-Dilution Adjustments.

9.1 Stock Dividends, Splits, Etc. If the Corporation declares or pays a dividend or distribution on the outstanding shares of Common Stock or securities convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock (“Convertible Securities”) then the Series A-[•] Liquidation Value of each share of Series A-[•] Preferred Stock shall be increased by the total shares of Common Stock issued (or issuable in the case of Convertible Securities) that would have been issued to a holder of the number of shares of Common Stock equal to the number of shares of Common Stock represented by the Series A-[•] Liquidation Value immediately prior to such dividend or distribution. If the Corporation subdivides the Common Stock by reclassification or otherwise into a greater number of shares, the number of shares of Common Stock represented by the Series A-[•] Liquidation Value shall be proportionately increased, provided the Original Issue Price shall remain the same. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Series A-[•] Liquidation Value shall be proportionately decreased, provided the Original Issue Price shall remain the same.

9.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Corporation securities of a different class and/or series, then from and after the consummation of such event, the Series A-[•] Liquidation Value should be equal to the number, class and series of Corporation securities that a holder of the number of shares of Common Stock equal to the Series A-[•] Liquidation Value immediately prior to such reclassification, exchange, combination or substitution would have received, provided the Original Issue Price shall remain the same, subject to further adjustment thereafter from time to time in accordance with the provisions hereof. The provisions of this Section 9.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, replacements or other similar events.

9.3 Adjustment for Issuance of Applicable Shares. If the Corporation shall issue or sell any shares of Common Stock (other than shares included in the Excluded Issuances, as defined below) (“Applicable Shares”), or options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares, in each case without consideration or for a consideration per share initially deliverable upon issuance, conversion or exchange of such securities less than the quotient of the then applicable Original Issue Price divided by the number of shares of Common Stock represented by the then applicable Series A-[•] Liquidation Value, as may be adjusted to account for stock splits, stock combinations, stock dividends or other distributions and recapitalizations affecting the Common Stock (the “Original Issue Price Per Share”), then effective immediately upon such issuance or sale, the Series A-[•] Liquidation Value immediately prior to any such issuance or sale shall be increased, and shall not be reduced, in accordance with the following formula:

LV1 = LV0 x [(OS + D) / (OS + PS)]

LV1 =	new number of shares of Common Stock equal to the Series A-[•] Liquidation Value
LV0 =	then applicable number of shares of Common Stock equal to the Series A-[•] Liquidation Value
OS =	the number of shares of Common Stock outstanding immediately prior to the issuance of such securities
D =	the maximum number of shares of Common Stock deliverable upon issuance of such securities
PS =

the aggregate number of shares of Common Stock which the aggregate amount of consideration received by the Corporation upon such issuance or sale would have purchased at the Original Issue Price Per Share.

9.4 Exceptions to Adjustments. Except as specifically provided for herein, there shall be no adjustment or readjustment to the Series A-[•] Liquidation Value in the following circumstances (each of the following, an “Excluded Issuance”): (1) securities issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement or upon the exercise of warrants or conversion of preferred stock issued to the Corporation’s lenders pursuant to the Credit Agreement or Securities Purchase Agreement; (2) upon conversion, exercise or exchange of securities, including convertible debt securities and convertible debt securities issued as payment-in-kind interest thereon, outstanding prior to the date of this Certificate of Designation without alteration; (3) pursuant to agreements in effect as of date of this Certificate of Designation (provided that such agreements are not amended, amended and restated, modified or supplemented after the date of this Certificate of Designation to increase the number of securities, reduce the consideration payable in connection with such securities, or otherwise change the terms of such agreements so as to have a dilutive effect on this Certificate of Designation (or any securities issued or issuable hereunder)); (4) the issuance of Common Stock (or options or other similar instruments convertible into Common Stock) to the Corporation’s management, directors or other service providers pursuant to compensation and incentive programs approved by the Board; and (5) the issuance of Common Stock pursuant to any registered offering of Common Stock or a private placement of Common Stock in accordance with the exemptions provided under Section 4(a)(2) of the Securities Act, as amended, each as principally for bona fide equity financing purposes; provided, however, that clause (5) of the definition of Excluded Issuance shall only be an Excluded Issuance for the purposes of Section 6.3(c) of this Certificate of Designation (and, for the avoidance of doubt, not an “Excluded Issuance” for any other purposes (including, without limitation, any anti-dilution adjustments in this Certificate of Designation)).

9.5 Expiration of Securities. Upon the expiration or termination of any unexercised options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A-[•] Liquidation Value, the Series A-[•] Liquidation Value shall be readjusted to such Series A-[•] Liquidation Value as would have been in effect had such options, warrants, or Convertible Securities or similar instruments exercisable or otherwise convertible or exchangeable for Applicable Shares (or portion thereof) never been issued.

9.6 [Reserved].

9.7 Certain Events. If any event of the type contemplated by the provisions of this Section 9.7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the number of the Series A-[•] Liquidation Value so as to protect the rights of the holders of the Series A-[•] Preferred Stock in a manner consistent with the provisions of this Section; provided, that no such adjustment pursuant to this Section 9.7 shall decrease the Original Issue Price or decrease the Series A-[•] Liquidation Value.

9.8 Calculations. All calculations under this Section 9.8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 9.8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

9.9 Notice of Adjustments. Whenever the Series A-[•] Liquidation Value is adjusted as provided under this Section 9, the Corporation shall, as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Corporation is not aware of such occurrence, as soon as reasonably practicable after becoming so aware), provide a written notice to the holders of the Series A-[•] Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Series A-[•] Liquidation Value was determined and setting forth the adjusted applicable Series A-[•] Liquidation Value.

SECTION 10. No Re-issuance of Preferred Stock. No shares of Series A-[•] Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

SECTION 11. Amendment, Supplement and Waiver. Without the consent of a majority of holders of the Series A-[•] Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series A-[•] Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

SECTION 12. Lost or Mutilated Series A-[•] Preferred Stock Certificate. If a holder’s Series A-[•] Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A-[•] Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, reasonably satisfactory to the Corporation and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures as the Corporation may prescribe.

SECTION 13. No Impairment. The Corporation will not, by amendment of its Restated Certificate or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders against impairment.

SECTION 14. SEverability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

SECTION 15. Dispute Resolution.

15.1 Submission to Dispute Resolution. In the case of a dispute relating to an Original Issuance Price, a Redemption Price, a Series A-[•] Liquidation Value and fair market value or any other computation to be made hereunder (each of the foregoing a “Disputed Calculation” and together the “Disputed Calculations”) or the arithmetic calculation of any of the foregoing (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable holder (as the case may be) (the “Disputing Party”) shall notify the other party (the “Responding Party”) of the dispute via electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such holder at any time after such holder learned of the circumstances giving rise to such dispute. If the

Disputing Party and the Responding Party are unable to promptly resolve such dispute relating to such Disputed Calculation, or the arithmetic calculation of such Disputed Calculation (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Disputing Party to the Responding Party, then the Disputing Party may select and submit to the Responding Party via electronic email a list of independent, reputable investment banks to resolve such dispute (the “Disputing Party’s Selection List”). If the Responding Party objects to all such independent, reputable investment banks included in the Disputing Party’s Selection List, then the Responding Party may submit to the Disputing Party via electronic mail an alternative list of independent, reputable investment banks (the “Responding Party’s Selection List”) within ten (10) Business Days of receiving the Disputing Party’s Selection List. If the Disputing Party objects to all such independent, reputable investment banks on the Responding Party’s Selection List, then the Disputing Party must notify the Responding Party via electronic mail of such objection within ten (10) Business Days of receiving the Responding Party’s Selection List (the “Selection Deadline”). Following which, each of the Disputing Party and the Responding Party shall select an independent, reputable investment bank within five (5) Business Days of the Selection Deadline (the “Alternative Selection Deadline”), and the two selected independent, reputable investment banks shall have five (5) Business Days from the Alternative Selection Deadline to select a third independent, reputable investment bank to resolve the dispute (the “Final Selection Deadline”). The Disputing Party and the Responding Party shall take all such reasonable steps necessary to jointly engage the appointed bank as shortly thereafter as reasonably possible, and in any event, within ten (10) Business Days of the Final Selection Deadline.

15.2 The Disputing Party and the Responding Party shall each deliver to the investment bank engaged pursuant to the procedures set forth in Section 15.1 (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of Section 15.1 and (B) written documentation supporting such respective party’s position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such investment bank was engaged (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Disputing Party and the Responding Party fails to raise any claims in the Required Dispute Documentation it submits by the Dispute Submission Deadline, then the party who fails to raise such claim in the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) raise such claim to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the claims raised in the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Disputing Party and the Responding Party or otherwise requested by such investment bank, neither the Disputing Party nor the Responding Party shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

15.3 The Disputing Party and the Responding Party shall use their reasonable best efforts to cause the investment bank engaged pursuant to Section 15.1 to determine the resolution of such dispute and notify the Disputing Party and the Responding Party of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

15.4 Notwithstanding anything to the contrary set forth in this Section 15, nothing in this Section 15 shall limit a holder’s right to pursue any and all remedies available to it, at law, in equity or otherwise, including, without limitation, any action seeking the entry of an order specifically enforcing the terms and conditions hereof, granting injunctive relief and/or awarding damages arising from any breach or threatened breach of this Section 15 or any other Section hereof. Any holder may choose to seek an alternative remedy in lieu of or in addition to effectuating the dispute resolution procedures provided in this Section 15 by providing written notice to the Corporation of its intent to do so at any time prior to the Selection Deadline.

SECTION 16. CORPORATE OPPORTUNITIES.. Notwithstanding anything contained herein or in any other Transaction Documents (as defined in the Securities Purchase Agreement), each of the holders of Investor Preferred Stock, any of their respective Affiliates and any of its or their respective directors, officers, employees and consultants, including any director appointed to the Board pursuant to Section 6.2(a) (collectively, the “Investor Related Parties”), may freely offer to any other Person or effect on behalf of itself or any other Person any other investment or business opportunity or prospective economic advantage, including those competitive with the business of the Corporation, or other transactions in which the Corporation, its subsidiaries, any member of the Board or any other shareholder of the Corporation may have an interest or expectancy, including as a result of any fiduciary duties applicable to such Person (“Investor Transactions”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, such Investor Related Party expressly and solely in such Investor Related Party’s capacity as a director of the Corporation, in each case without any prior Corporation, Board or stockholder notification or approval; provided, that if the Corporation, to the Investor Related Party’s knowledge, is considering the same Investor Transaction, the Investor Related Party will promptly notify the Corporation of its interest in such Investor Transaction and cause each member of the Board that is an Investor Related Party to recuse himself from all Board discussions and activities relating to such Investor Transaction. Without limiting the generality of the foregoing, the Corporation agrees and acknowledges that Investor Related Parties and their respective Affiliates may have both passive and non-passive interests in Persons deemed competitors of the Corporation, and that the provisions of the immediately preceding sentence shall be applicable to such competitors, their respective Affiliates and any of their respective directors, officers and employees in respect thereof. Any person or entity purchasing, holding or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 16.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated:
EOS ENERGY ENTERPRISES, INC.
a Delaware corporation
By:
Name:	Michael Silberman
Title:	Secretary

Eos Energy Enterprises, Inc. 3920 Park Avenue Edison, New Jersey 08820 VOTE BY INTERNET Before the Meeting - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on [•], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting – Go to https://www.virtualshareholdermeeting.com/EOSE2024SM You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.. Eastern Daylight Time on [•], 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: <XXXXX>1-X##### KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EOS ENERGY ENTERPRISES, INC. The Board of Directors recommends you vote FOR Proposals 1-2. For Against Abstain 1 Approval, in accordance with Nasdaq Marketplace Rule 5635(d), of the Issuance Cap Proposal. 2 Approval of the Adjournment Proposal. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting. When voting, have the information that is printed in the box marked by the arrow and follow instruction. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com Eos Energy Enterprises, Inc. Special Meeting of Stockholders, 2024 9:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Michael Silberman and Elizabeth Higley, or each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EOS ENERGY ENTERPRISES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at 9:00 a.m., Eastern Time on, 2024, at www.virtualshareholdermeeting.com/EOSE2024SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side